SECURITIES AND EXCHANGE COMMISSION

                           Washington, D.C. 20549-1004

                                    Form N-1A


REGISTRATION STATEMENT UNDER THE SECURITIES ACT OF 1933                    [ ]

Pre-Effective Amendment No.                                                [ ]
                            ---------


Post-Effective Amendment No.    3    (File No. 333-113780)                 [X]
                            ---------

                                     and/or

REGISTRATION STATEMENT UNDER THE INVESTMENT COMPANY ACT OF 1940            [ ]

Amendment No.   4   (File No. 811-21534)                                   [X]
             -------

AXP Variable Portfolio - Select Series, Inc.
50606 Ameriprise Financial Center
Minneapolis, Minnesota 55474

Leslie L. Ogg - 901 S. Marquette Ave., Suite 2810,
Minneapolis, MN  55402-3268
(612) 330-9283

Approximate Date of Proposed Public Offering:

It is proposed that this filing will become effective (check appropriate box)

[ ] immediately upon filing pursuant to paragraph (b)
[X] on March 1, 2006 pursuant to paragraph (b)
[ ] 60 days after filing pursuant to paragraph (a)(1)
[ ] on (date) pursuant to paragraph (a)(1)
[ ] 75 days after filing pursuant to paragraph (a)(2)
[ ] on (date) pursuant to paragraph (a)(2) of rule 485.

If appropriate, check the following box:

[ ] this post-effective amendment designates a new effective date for a previously filed post-effective amendment.

PART A.


PROSPECTUS


[RIVERSOURCE(SM) INVESTMENTS LOGO]


RIVERSOURCE(SM)
VARIABLE PORTFOLIO - CORE EQUITY FUND

PROSPECTUS/MARCH 1, 2006

- RIVERSOURCE VARIABLE PORTFOLIO - CORE EQUITY FUND (FORMERLY AXP(R) VARIABLE PORTFOLIO - CORE EQUITY FUND) SEEKS TO PROVIDE SHAREHOLDERS WITH LONG-TERM GROWTH OF CAPITAL.

AS WITH ALL MUTUAL FUNDS, THE SECURITIES AND EXCHANGE COMMISSION HAS NOT APPROVED OR DISAPPROVED THESE SECURITIES OR PASSED UPON THE ADEQUACY OF THIS PROSPECTUS. ANY REPRESENTATION TO THE CONTRARY IS A CRIMINAL OFFENSE.


THIS FUND IS CLOSED TO NEW INVESTORS.

PLEASE REMEMBER THAT YOU MAY NOT BUY (NOR WILL YOU OWN) SHARES OF THE FUND DIRECTLY. YOU INVEST BY OWNING IDS LIFE VARIABLE ANNUITY FUND A OR IDS LIFE VARIABLE ANNUITY FUND B AND ALLOCATING YOUR PURCHASE PAYMENTS TO THE VARIABLE ACCOUNT THAT INVESTS IN THE FUND.



NOT FDIC INSURED - MAY LOSE VALUE - NO BANK GUARANTEE

TABLE OF CONTENTS


THE FUND                                                           3P

Objective                                                          3p


Principal Investment Strategies                                    3p

Principal Risks                                                    4p

Past Performance                                                   4p


Fund Management and Compensation                                   6p

Other Investment Strategies and Risks                              7p

FEES AND EXPENSES                                                  9P

BUYING AND SELLING SHARES                                         10P

Valuing Fund Shares                                               10p

Purchasing Shares                                                 10p

Transferring/Selling Shares                                       10p

DISTRIBUTIONS AND TAXES                                           11P

Reinvestment                                                      11p

Taxes                                                             11p

FINANCIAL HIGHLIGHTS                                              12P


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2p -- RIVERSOURCE VARIABLE PORTFOLIO - CORE EQUITY FUND -- 2006 PROSPECTUS

THE FUND


The Fund may have a name, portfolio manager, objective, investment strategies and characteristics that are the same or substantially similar to those of a publicly-traded retail mutual fund. The Fund will have its own unique portfolio holdings, fees, operating expenses and operating results. The performance results of the Fund may differ significantly from any publicly-traded retail mutual fund.

OBJECTIVE

The Fund seeks to provide shareholders with long-term growth of capital. Because any investment involves risk, achieving this objective cannot be guaranteed. Only shareholders can change the Fund's objective.


PRINCIPAL INVESTMENT STRATEGIES

Under normal market conditions, at least 80% of the Fund's net assets are invested in equity securities of companies with a market capitalization greater than $5 billion at the time of purchase. The Fund may invest in income-producing equity securities, such as dividend paying stocks, convertible securities and preferred stocks. The Fund will provide shareholders with at least 60 days' notice of any change in the 80% policy.


In pursuit of the Fund's objective, the investment manager (RiverSource Investments, LLC) will hold both growth and value companies and at times may favor one more than the other based on available opportunities.

When optimizing for growth, the investment manager invests in companies it believes to have above-average long-term growth potential, or technological superiority, and it selects investments based, among other factors, on:

   -  Effective management.

   -  Financial strength.

   -  Competitive market or product position.

   -  Technological advantage relative to other companies.

When optimizing for value, the investment manager invests in companies that appear to be undervalued by various measures or that may be temporarily out of favor, but have good prospects for capital appreciation, and it selects investments based, among other factors, on:

- Identifying a variety of large, well-established companies whose underlying fundamentals are stable, or are anticipated to become stable, or whose fundamentals are improving.

-  Identifying stocks that are undervalued:

   - because they have one or more ratios, such as price-to-earnings or price-to-cash flow, that are low relative to the general market, or have a yield that exceeds the market,

   - because one or more of their valuation ratios are low relative to historical levels for the stock,

   - because one or more of their valuation ratios or other financial measures make that stock attractive relative to its peers, or

   - because they are undervalued relative to their intrinsic value, as identified by the investment manager.

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      RIVERSOURCE VARIABLE PORTFOLIO - CORE EQUITY FUND -- 2006 PROSPECTUS -- 3p

In evaluating whether to sell a security, the investment manager considers factors including, among others, whether:


-  The security is overvalued relative to other potential investments.


-  The security has reached the investment manager's price objective.

- The company has met the investment manager's earnings and/or growth expectations.

- Potential losses, due to factors such as a market down-turn, can be minimized.


-  A more attractive opportunity has been identified.


PRINCIPAL RISKS


Please remember that with any mutual fund investment you may lose money. Principal risks associated with an investment in the Fund include:


ACTIVE MANAGEMENT RISK. The Fund is actively managed and its performance therefore will reflect in part the ability of the portfolio managers to make investment decisions that are suited to achieving the Fund's investment objective. Due to its active management, the Fund could underperform other mutual funds with similar investment objectives.

ISSUER RISK. An issuer may perform poorly, and therefore, the value of its stocks and bonds may decline. Poor performance may be caused by poor management decisions, competitive pressures, breakthroughs in technology, reliance on suppliers, labor problems or shortages, corporate restructurings, fraudulent disclosures or other factors.

MARKET RISK. The market value of securities may fall or fail to rise. Market risk may affect a single issuer, sector of the economy, industry or the market as a whole. The market value of securities may fluctuate, sometimes rapidly and unpredictably.

PAST PERFORMANCE

The following bar chart and table provide some illustration of the risks of investing in the Fund by showing, respectively:

- how the Fund's performance has varied for each full calendar year shown on the bar chart, and

- how the Fund's average annual total returns compare to recognized indexes shown on the table.

Both the bar chart and the table assume that all distributions have been reinvested. The results do not reflect the expenses that apply to the variable accounts and contracts. Inclusion of these charges would reduce total return for all periods shown. For purposes of the calculations, we assumed the deduction of applicable Fund expenses. How the Fund has performed in the past does not indicate how the Fund will perform in the future. Performance reflects any fee waivers/expense caps in effect for the periods reported. In the absence of such fee waivers/expense caps, performance would have been lower. See "Fees and Expenses" for any current fee waivers/expense caps.

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4p -- RIVERSOURCE VARIABLE PORTFOLIO - CORE EQUITY FUND -- 2006 PROSPECTUS

[CHART]

                  RIVERSOURCE VP - CORE EQUITY FUND PERFORMANCE
                            (BASED ON CALENDAR YEARS)



2005    +6.57%



During the period shown in the bar chart, the highest return for a calendar quarter was +3.92% (quarter ended June 30, 2005) and the lowest return for a calendar quarter was -1.74% (quarter ended March 31, 2005).

The Fund's year-to-date return at Dec. 31, 2005 was +6.57%.

AVERAGE ANNUAL TOTAL RETURNS (FOR PERIODS ENDED DEC. 31, 2005)



                                                                                               SINCE
                                                                                   1 YEAR    INCEPTION
RiverSource VP - Core Equity Fund                                                   +6.57%    +10.51%(a)
Russell 1000(R) Index (reflects no deduction for fees, expenses or taxes)           +6.27%    +13.13%(b)
S&P 500 Index (reflects no deduction for fees, expenses or taxes)                   +4.91%    +11.51%(b)
Lipper Large-Cap Core Funds Index                                                   +5.72%    +11.59%(b)



(a) Inception date is Sept. 10, 2004

(b) Measurement period started Oct. 1, 2004.

The Russell 1000(R) Index, an unmanaged index, measures the performance of the 1,000 largest companies in the Russell 3000(R) Index, which represents approximately 92% of the total market capitalization of the Russell 3000 Index. The index reflects reinvestment of all distributions and changes in market prices, but excludes brokerage commissions or other fees.

The Standard & Poor's 500 Index (S&P 500 Index), an unmanaged index of common stocks, is frequently used as a general measure of market performance. The index reflects reinvestment of all distributions and changes in market prices, but excludes brokerage commissions or other fees.

The Lipper Large-Cap Core Funds Index includes the 30 largest large-cap core funds tracked by Lipper Inc. The index's returns include net reinvested dividends.

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      RIVERSOURCE VARIABLE PORTFOLIO - CORE EQUITY FUND -- 2006 PROSPECTUS -- 5p

FUND MANAGEMENT AND COMPENSATION

INVESTMENT MANAGER

RiverSource Investments, LLC (the investment manager or RiverSource Investments), 200 Ameriprise Financial Center, Minneapolis, Minnesota 55474, is the investment manager to the RiverSource funds, and is a wholly-owned subsidiary of Ameriprise Financial, Inc. (Ameriprise Financial). Ameriprise Financial is a financial planning and financial services company that has been offering solutions for clients' asset accumulation, income management and protection needs for more than 110 years. In addition to managing investments for all of the RiverSource funds, RiverSource Investments manages investments for itself and its affiliates. For institutional clients, RiverSource Investments and its affiliates provide investment management and related services, such as separate account asset management, institutional trust and custody, and employee benefit plan administration, as well as other investment products. For all of its clients, RiverSource Investments seeks to allocate investment opportunities in an equitable manner over time. See the Statement of Additional Information (SAI) for more information.

The Fund pays RiverSource Investments a fee for managing its assets. Under the Investment Management Services Agreement (Agreement), the fee for the most recent fiscal year was 0.40% of the Fund's average daily net assets. Under the Agreement, the Fund also pays taxes, brokerage commissions, and nonadvisory expenses. A discussion regarding the basis for the Board approving the Agreement is available in the Fund's most recent shareholder report.

PORTFOLIO MANAGER(S). The portfolio managers responsible for the day-to-day management of the Fund are:

Robert Ewing, CFA, Portfolio Manager

-  Managed the Fund since 2004.


- Joined RiverSource Investments (previously American Express Financial Corporation (AEFC)) in 2002.


- Prior to that, Analyst and Portfolio Manager at Fidelity Investments from 1990 to 2002.

-  Began investment career in 1988.

-  BS, Boston College Carroll School of Management.

Nick Thakore, Portfolio Manager

-  Managed the Fund since 2004.


-  Joined RiverSource Investments (previously AEFC) in 2002.


- Prior to that, Analyst and Portfolio Manager at Fidelity Investments from 1993 to 2002.

-  Began investment career in 1993.

-  MBA, Wharton School at University of Pennsylvania.


Mr. Thakore provides direct day-to-day management for approximately one-third of the portfolio optimizing for growth. Mr. Ewing provides direct day-to-day management for approximately one-third of the portfolio optimizing for value. Messrs. Ewing and Thakore coordinate day-to-day management of the remainder of the portfolio, allocating approximately one-third of the portfolio among a team of research analysts who select investments in their allocations based on the sectors that they cover. These allocations are generally consistent with the sector weightings of the S&P 500 Index, an unmanaged index of common stocks, but allocations may vary.

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6p -- RIVERSOURCE VARIABLE PORTFOLIO - CORE EQUITY FUND -- 2006 PROSPECTUS

The SAI provides additional information about portfolio manager compensation, management of other accounts and ownership of shares in the Fund.

LEGAL PROCEEDINGS

Ameriprise Financial and certain of its affiliates have historically been involved in a number of legal or arbitration proceedings, including routine litigation, class actions, and governmental actions, concerning matters arising in connection with the conduct of their business activities. Ameriprise Financial believes that the Fund is not currently the subject of, and that neither Ameriprise Financial nor any of its affiliates are the subject of, any pending legal or arbitration proceedings that are likely to have a material adverse effect on the Fund or the ability of Ameriprise Financial or its affiliates to perform under their contracts with the Fund. Ameriprise Financial is required to make 10-Q, 10-K, and, as necessary, 8-K filings with the Securities and Exchange Commission on legal and regulatory matters that relate to Ameriprise Financial and its affiliates. Copies of these filings may be obtained by accessing the SEC website at www.sec.gov.

ADDITIONAL MANAGEMENT INFORMATION

MANAGER OF MANAGER EXEMPTION. The Fund operates under an order from the Securities and Exchange Commission that permits RiverSource Investments, subject to the approval of the Board of Directors (Board), to appoint a subadviser or change the terms of a subadvisory agreement for the Fund without first obtaining shareholder approval. The order permits the Fund to add or change unaffiliated subadvisers or the fees paid to subadvisers from time to time without the expense and delays associated with obtaining shareholder approval of the change.

PORTFOLIO HOLDINGS DISCLOSURE. The Fund's Board has adopted policies and procedures that govern the timing and circumstances of disclosure to shareholders and third parties of information regarding the securities owned by the Fund. A description of these policies and procedures is included in the Fund's SAI.

OTHER INVESTMENT STRATEGIES AND RISKS

OTHER INVESTMENT STRATEGIES. In addition to the principal investment strategies previously described, the Fund may invest in other securities and may use other investment strategies that are not principal investment strategies. Additionally, the Fund may use derivatives (financial instruments where the value depends upon, or is derived from, the value of something else) such as futures, options and forward contracts, to produce incremental earnings, to hedge existing positions or to increase flexibility. Just as with securities in which the Fund invests directly, derivatives are subject to a number of risks, including market, liquidity, interest rate and credit risk. In addition, a relatively small price movement in the underlying security, currency or index may result in a substantial gain or loss for the Fund using derivatives. Even though the Fund's policies permit the use of derivatives in this manner, the portfolio managers are not required to use derivatives. For more information on strategies and holdings, and the risks of such strategies, including other derivative instruments that the Fund may use, see the Fund's SAI and its annual and semiannual reports.

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      RIVERSOURCE VARIABLE PORTFOLIO - CORE EQUITY FUND -- 2006 PROSPECTUS -- 7p

UNUSUAL MARKET CONDITIONS. During unusual market conditions, the Fund may temporarily invest more of its assets in money market securities than during normal market conditions. Although investing in these securities would serve primarily to avoid losses, this type of investing also could prevent the Fund from achieving its investment objective. During these times, the portfolio managers may make frequent securities trades that could result in increased fees, expenses and taxes, and decreased performance.

PORTFOLIO TURNOVER. Active trading may increase the amount of commissions paid or mark-ups to broker-dealers that the Fund pays when it buys and sells securities. The Fund's historical portfolio turnover rate, which measures how frequently the Fund buys and sells investments, is shown in the "Financial Highlights."

SECURITIES TRANSACTION COMMISSIONS. Securities transactions involve the payment by the Fund of brokerage commissions to broker-dealers, on occasion as compensation for research or brokerage services (commonly referred to as "soft dollars"), as the portfolio managers buy and sell securities for the Fund in pursuit of its objective. A description of the policies governing the Fund's securities transactions and the dollar value of brokerage commissions paid by the Fund are set forth in the SAI. The brokerage commissions set forth in the SAI do not include implied commissions or mark-ups (implied commissions) paid by the Fund for principal transactions (transactions made directly with a dealer or other counterparty), including most fixed income securities and certain derivatives. In addition, brokerage commissions do not reflect other elements of transaction costs, including the extent to which the Fund's purchase and sale transactions may cause the market to move and change the market price for an investment.

Although brokerage commissions and implied commissions are not reflected in the expense table under "Fees and Expenses," they are reflected in the total return of the Fund.

DIRECTED BROKERAGE. The Fund's Board has adopted a policy prohibiting the investment manager, or any subadviser, from considering sales of shares of the Fund as a factor in the selection of broker-dealers through which to execute securities transactions.

Additional information regarding securities transactions can be found in the SAI.

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8p -- RIVERSOURCE VARIABLE PORTFOLIO - CORE EQUITY FUND -- 2006 PROSPECTUS

FEES AND EXPENSES


Because the Fund is the underlying investment vehicle for an annuity contract, there is no sales charge for the purchase or sale of Fund shares. However, there may be charges associated with your annuity contract, including those that may be associated with surrender or withdrawal. Any charges that apply to the variable account and your contract are described in the annuity contract prospectus.

The summary below describes the Fund fees and expenses that you would pay if you buy a variable annuity and allocate your purchase payments to the variable account that invests in the Fund. This summary does not reflect any fee or sales charges imposed by your annuity contract.

ANNUAL FUND OPERATING EXPENSES

AS A PERCENTAGE OF AVERAGE DAILY NET ASSETS


Management fees                                                           0.40%
Distribution (12b-1) fees                                                 0.00%
Other expenses                                                            0.05%
Total                                                                     0.45%
Fee waiver/expense reimbursement(a)                                       0.05%
Net expenses                                                              0.40%



(a) The investment manager and its affiliates have contractually agreed to waive certain fees and absorb certain expenses indefinitely. Under this agreement, net expenses will not exceed 0.40%.


EXAMPLE


This example assumes that you invest $10,000 in a variable account that invests in the Fund for the time periods indicated and assumes that the investment earns a 5% return each year and that the Fund's operating expenses remain the same. Although your actual costs may be higher or lower, based on these assumptions, your costs would be:



                                       1 YEAR    3 YEARS   5 YEARS   10 YEARS
                                         $41       $129     $225       $508



THIS EXAMPLE DOES NOT REFLECT THE EXPENSES THAT APPLY TO THE VARIABLE ACCOUNT OR THE CONTRACT. INCLUSION OF THESE CHARGES WOULD INCREASE EXPENSES FOR ALL PERIODS SHOWN.

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      RIVERSOURCE VARIABLE PORTFOLIO - CORE EQUITY FUND -- 2006 PROSPECTUS -- 9p

BUYING AND SELLING SHARES


VALUING FUND SHARES


The net asset value (NAV) is the value of a single share of the Fund. The NAV is determined by dividing the value of the Fund's assets, minus any liabilities, by the number of shares outstanding. The NAV is calculated as of the close of business on the New York Stock Exchange (NYSE), normally 4:00 p.m. Eastern time, on each day that the NYSE is open. The Fund's securities are valued primarily on the basis of market quotations obtained from outside pricing services approved and monitored under procedures adopted by the Board. Certain short-term securities with maturities of 60 days or less are valued at amortized cost.

When reliable market quotations are not readily available, securities are priced at fair value based on procedures adopted by the Board. These procedures are also used when the value of a security held by the Fund is materially affected by events that occur after the close of the primary market on which the security is traded but prior to the time as of which the Fund's NAV is determined. Valuing securities at fair value involves reliance on judgment. The fair value of a security is likely to differ from any available quoted or published price.

Foreign investments are valued in U.S. dollars. Some of the Fund's securities may be listed on foreign exchanges that trade on weekends or other days when the Fund does not price its shares. In that event, the NAV of the Fund's shares may change on days when shareholders will not be able to purchase or sell the Fund's shares.


PURCHASING SHARES


You may not buy (nor will you own) shares of the Fund directly. You invest by buying an annuity contract and allocating your purchase payments to the variable account that invests in the Fund. The variable account's purchase price will be the next NAV calculated after the request is received by the Fund or the authorized insurance company.


For further information concerning minimum and maximum payments and submission and acceptance of your application, see your annuity contract prospectus.


TRANSFERRING/SELLING SHARES


There is no sales charge for the sale of Fund shares, but there may be charges associated with the surrender or withdrawal of your annuity contract. Any charges that apply to the variable account and your contract are described in your annuity contract prospectus.

You may transfer all or part of your value in a variable account investing in shares of the Fund to the fixed account as outlined in your annuity contract prospectus. The Fund is the only investment option available under the variable account.


Market timing is frequent or short-term trading activity. Market timing may adversely impact a fund's performance by preventing portfolio managers from fully investing the assets of the fund, diluting the value of shares, or increasing the fund's transaction costs. Due to the transfer restrictions under the annuity contract between the fixed account and the variable account investing in shares of the Fund, a contract owner may not engage in frequent or short-term trading, thereby mitigating the risks of market timing. For this reason, market timing monitoring procedures have not been established for the Fund. Please refer to your annuity contract prospectus for specific details on transfer restrictions between the fixed and variable accounts.

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10p -- RIVERSOURCE VARIABLE PORTFOLIO - CORE EQUITY FUND -- 2006 PROSPECTUS

You may provide instructions to sell any shares you have allocated to the variable account. Proceeds will be mailed within seven days after your surrender or withdrawal request is accepted by an authorized agent. The amount you receive may be more or less than the amount you invested. Your sale price will be the next NAV calculated after your request is received by the Fund or the authorized insurance company. Please refer to your annuity contract prospectus for more information about surrenders and withdrawals.


DISTRIBUTIONS AND TAXES

The Fund distributes to shareholders (variable accounts) dividends and capital gains to qualify as a regulated investment company and to avoid paying corporate income and excise taxes.

REINVESTMENT

Since the distributions are automatically reinvested in additional Fund shares, the total value of your holdings will not change. The reinvestment price is the next calculated NAV after the distribution is paid.

TAXES

The Fund intends to comply with the regulations relating to the diversification requirements under Section 817(h) of the Internal Revenue Code.

IMPORTANT: This information is a brief and selective summary of some of the tax rules that apply to the Fund. Because tax matters are highly individual and complex, you should consult a qualified tax advisor.

FEDERAL INCOME TAXATION OF THE VARIABLE ACCOUNT, LIFE INSURANCE COMPANY AND ANNUITY CONTRACT IS DISCUSSED IN YOUR ANNUITY CONTRACT PROSPECTUS.

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     RIVERSOURCE VARIABLE PORTFOLIO - CORE EQUITY FUND -- 2006 PROSPECTUS -- 11p

FINANCIAL HIGHLIGHTS


THE FINANCIAL HIGHLIGHTS TABLE IS INTENDED TO HELP YOU UNDERSTAND THE FUND'S FINANCIAL PERFORMANCE. CERTAIN INFORMATION REFLECTS FINANCIAL RESULTS FOR A SINGLE FUND SHARE. THE TOTAL RETURNS IN THE TABLE REPRESENT THE RATE THAT AN INVESTOR WOULD HAVE EARNED OR LOST ON AN INVESTMENT IN THE FUND (ASSUMING REINVESTMENT OF ALL DIVIDENDS AND DISTRIBUTIONS). THE RETURNS DO NOT REFLECT THE EXPENSES THAT APPLY TO THE VARIABLE ACCOUNT OR THE CONTRACT. INCLUSION OF THESE CHARGES WOULD REDUCE TOTAL RETURN FOR ALL PERIODS SHOWN. ON SEPT. 10, 2004, THE FUND ACQUIRED THE ASSETS OF IDS LIFE VARIABLE ANNUITY FUND A (FUND A) AND IDS LIFE VARIABLE ANNUITY FUND B (FUND B), WHICH WERE SEGREGATED ASSET ACCOUNTS. FOR ACCOUNTING AND FINANCIAL STATEMENT PURPOSES FUND B IS THE ACCOUNTING SURVIVOR. THE INFORMATION PROVIDED FOR THE PERIOD FROM SEPT. 10, 2004 TO DEC. 31, 2005 RELATES TO THE FUND. ALL OTHER PERIODS OF INFORMATION RELATE TO FUND B AND ARE DERIVED FROM ITS FINANCIAL STATEMENTS.

THE INFORMATION FOR THE PERIODS ENDED DEC. 31, 2004 AND 2005 HAVE BEEN AUDITED BY KPMG LLP, WHOSE REPORT, ALONG WITH THE FUND'S FINANCIAL STATEMENTS, IS INCLUDED IN THE ANNUAL REPORT WHICH, IF NOT INCLUDED WITH THIS PROSPECTUS, IS AVAILABLE UPON REQUEST. THE INFORMATION FOR PERIODS ENDING PRIOR TO AND INCLUDING DEC. 31, 2003, WHICH RELATES TO FUND B, HAS BEEN AUDITED BY ANOTHER INDEPENDENT AUDITING FIRM.


PER SHARE INCOME AND CAPITAL CHANGES(a)


FISCAL PERIOD ENDED DEC. 31,  2005            2004(b)           2004(c)           2004(d)      2003        2002         2001
Net asset value, beginning
 of period                    $10.64           $10.00            $10.14            $10.14      $ 7.96      $10.53       $13.17
------------------------------------------------------------------------------------------------------------------------------

INCOME FROM INVESTMENT
 OPERATIONS:
Net investment income (loss)     .16              .05               .01               .06         .01        (.01)        (.05)
Net gains (losses)
 (both realized and
  unrealized)                    .53              .64              (.15)              .49        2.17       (2.56)       (2.59)
------------------------------------------------------------------------------------------------------------------------------
Total from investment
 operations                      .69              .69              (.14)              .55        2.18       (2.57)       (2.64)
------------------------------------------------------------------------------------------------------------------------------

LESS DISTRIBUTIONS:
Dividends from net
 investment income              (.16)            (.05)               --              (.05)         --          --           --
Distributions from realized
 gains                          (.03)              --                --                --          --          --           --
------------------------------------------------------------------------------------------------------------------------------
Total distributions             (.19)            (.05)               --              (.05)         --          --           --
------------------------------------------------------------------------------------------------------------------------------
Net asset value, end of
 period                       $11.14           $10.64            $10.00            $10.64      $10.14      $ 7.96       $10.53
------------------------------------------------------------------------------------------------------------------------------

RATIOS/SUPPLEMENTAL DATA

Net assets, end of period
 (in millions)                $  466           $  529            $  296            $  529      $  337      $  314       $  512
------------------------------------------------------------------------------------------------------------------------------
Ratio of expenses
  to average daily net assets    .40%(e),(f)      .40%(g)          1.40%(g),(h)       .99%(h)    1.40%(h)    1.40%(h)     1.40%(h)
------------------------------------------------------------------------------------------------------------------------------
Ratio of net investment
  income (loss) to average
   daily net assets             1.48%            1.73%(g)           .11%(g)           .79%        .08%       (.17%)       (.43%)
------------------------------------------------------------------------------------------------------------------------------
Portfolio turnover rate
  (excluding short-term
   securities)                   121%              45%               77%              135%        104%        187%          74%
------------------------------------------------------------------------------------------------------------------------------
Total return                    6.57%(i)         6.95%(i),(j)     (1.38%)(h),(j)     5.42%(h)   27.45%(h)  (24.47%)(h)  (20.03%)(h)
------------------------------------------------------------------------------------------------------------------------------


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12p -- RIVERSOURCE VARIABLE PORTFOLIO - CORE EQUITY FUND -- 2006 PROSPECTUS

(a) For a share outstanding throughout the period. Rounded to the nearest cent. The per-share information for periods prior to Sept. 10, 2004 have been restated on a 2.793 to 1 exchange ratio to present such information on a comparable basis with the reorganization date net asset value of $10.00 per share.
(b) For the period from Sept. 10, 2004 (date the Fund became available) to Dec. 31, 2004.
(c)  For the period from Jan. 1, 2004 to Sept. 10, 2004.
(d)  For the period from Jan. 1, 2004 to Dec. 31, 2004.
(e) The Investment Manager and its affiliates waived/reimbursed the Fund for certain expenses. Had they not done so, the annual ratio of expenses would have been 0.45% for the year ended Dec. 31, 2005.
(f) Expense ratio is based on total expense of the Fund before reduction of earnings credits on cash balances.
(g)  Adjusted to an annual basis.
(h) The total return and ratio of expenses for the Fund included management fee only for the period from Sept. 10, 2004 to Dec. 31, 2004. Previous periods included both management and mortality and expense risk fees under Fund B. Total return does not reflect payment of a sales charge.
(i) Total return does not reflect payment of the expenses that apply to the variable accounts or any annuity charges.
(j)  Not annualized.


--------------------------------------------------------------------------------
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

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

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     RIVERSOURCE VARIABLE PORTFOLIO - CORE EQUITY FUND -- 2006 PROSPECTUS -- 15p

Additional information about the Fund and its investments is available in the Fund's SAI, and annual and semiannual reports to shareholders. In the Fund's annual report, you will find a discussion of market conditions and investment strategies that significantly affected the Fund's performance during its most recent fiscal year. The SAI is incorporated by reference in this prospectus. For a free copy of the SAI, the annual report, or the semiannual report or to request other information about the Fund, contact RiverSource Funds.

RiverSource Funds
70100 Ameriprise Financial Center

Minneapolis, MN 55474
(800) 862-7919
TTY: (800) 846-4852


You may review and copy information about the Fund, including the SAI, at the Securities and Exchange Commission's (Commission) Public Reference Room in Washington, D.C. (for information about the public reference room call 1-202-942-8090). Reports and other information about the Fund are available on the EDGAR Database on the Commission's Internet site at www.sec.gov. Copies of this information may be obtained, after paying a duplicating fee, by electronic request at the following E-mail address: publicinfo@sec.gov, or by writing to the Public Reference Section of the Commission, Washington, D.C. 20549-0102.


Investment Company Act File #811-21534



RIVERSOURCE INVESTMENTS
200 AMERIPRISE FINANCIAL CENTER

MINNEAPOLIS, MN 55474


                                                              S-6347-99 D (3/06)

PART B.

                       STATEMENT OF ADDITIONAL INFORMATION


                                       FOR


          AXP(R) VARIABLE PORTFOLIO - INCOME SERIES, INC.
             RIVERSOURCE(SM) VARIABLE PORTFOLIO - CORE BOND FUND

             RIVERSOURCE VARIABLE PORTFOLIO - DIVERSIFIED BOND FUND RIVERSOURCE VARIABLE PORTFOLIO - GLOBAL BOND FUND
             RIVERSOURCE VARIABLE PORTFOLIO - GLOBAL INFLATION PROTECTED
                                              SECURITIES FUND
             RIVERSOURCE VARIABLE PORTFOLIO - HIGH YIELD BOND FUND RIVERSOURCE VARIABLE PORTFOLIO - INCOME OPPORTUNITIES FUND RIVERSOURCE VARIABLE PORTFOLIO - SHORT DURATION U.S. GOVERNMENT
                                              FUND


          AXP VARIABLE PORTFOLIO - INVESTMENT SERIES, INC.

             RIVERSOURCE VARIABLE PORTFOLIO - EMERGING MARKETS FUND RIVERSOURCE VARIABLE PORTFOLIO - GROWTH FUND
             RIVERSOURCE VARIABLE PORTFOLIO - INTERNATIONAL OPPORTUNITY FUND RIVERSOURCE VARIABLE PORTFOLIO - LARGE CAP EQUITY FUND RIVERSOURCE VARIABLE PORTFOLIO - LARGE CAP VALUE FUND RIVERSOURCE VARIABLE PORTFOLIO - MID CAP GROWTH FUND
             RIVERSOURCE VARIABLE PORTFOLIO - MID CAP VALUE FUND

             RIVERSOURCE(SM) VARIABLE PORTFOLIO - NEW DIMENSIONS FUND(R)

             RIVERSOURCE VARIABLE PORTFOLIO - S&P 500 INDEX FUND
             RIVERSOURCE VARIABLE PORTFOLIO - SMALL CAP ADVANTAGE FUND RIVERSOURCE VARIABLE PORTFOLIO - STRATEGY AGGRESSIVE FUND

          AXP VARIABLE PORTFOLIO - MANAGED SERIES, INC.

             RIVERSOURCE VARIABLE PORTFOLIO - BALANCED FUND
             RIVERSOURCE VARIABLE PORTFOLIO - DIVERSIFIED EQUITY INCOME FUND

          AXP VARIABLE PORTFOLIO - MONEY MARKET SERIES, INC

             RIVERSOURCE VARIABLE PORTFOLIO - CASH MANAGEMENT FUND

          AXP VARIABLE PORTFOLIO - PARTNERS SERIES, INC.

             RIVERSOURCE VARIABLE PORTFOLIO - SELECT VALUE FUND
             RIVERSOURCE VARIABLE PORTFOLIO - SMALL CAP VALUE FUND

          AXP VARIABLE PORTFOLIO - SELECT SERIES, INC.
             RIVERSOURCE VARIABLE PORTFOLIO - CORE EQUITY FUND*

As of Oct. 1, 2005, the RiverSource brand replaced "American Express(R)" and "AXP(R)" in the name of the American Express Variable Portfolio Funds. In addition to the brand name change, the following funds changed their names: AXP Variable Portfolio - Equity Select Fund changed its name to RiverSource Variable Portfolio - Mid Cap Growth Fund, AXP Variable Portfolio - Managed Fund changed its name to RiverSource Variable Portfolio - Balanced Fund, AXP Variable Portfolio - Partners Select Value Fund changed its name to RiverSource Variable Portfolio - Select Value Fund, AXP Variable Portfolio - Partners Small Cap Value Fund changed its name to RiverSource Variable Portfolio -Small Cap Value Fund, AXP Variable Portfolio - Threadneedle Emerging Markets Fund changed its name to RiverSource Variable Portfolio - Emerging Markets Fund and AXP Variable Portfolio - Threadneedle International Fund changed its name to RiverSource Variable Portfolio - International Opportunity Fund.

* This Fund is closed to new investors.

                                  MARCH 1, 2006

This is the Statement of Additional Information (SAI) for each of the funds listed above. This SAI is not a prospectus. It should be read together with the appropriate current prospectus that may be obtained, without charge, from your financial advisor or by writing to RiverSource Service Corporation, 70100 Ameriprise Financial Center, Minneapolis, MN 55474 or by calling (800) 862-7919.

Each fund's financial statements for its most recent fiscal period are contained in the fund's Annual or Semiannual Report to Shareholders. The Independent Registered Public Accounting Firm's Report and the Financial Statements, including Notes to the Financial Statements and the Schedule of Investments in Securities, contained in the Annual Report are incorporated in this SAI by reference. No other portion of the Annual Report is incorporated by reference. The prospectus for each of the Funds also is incorporated in this SAI by reference.

Each fund is governed by a Board of Directors (Board) that meets regularly to review a wide variety of matters affecting the funds. Detailed information about fund governance, the funds' investment manager, RiverSource Investments, LLC (the investment manager or RiverSource Investments), a wholly-owned subsidiary of Ameriprise Financial, Inc. (Ameriprise Financial), and other aspects of fund management can be found by referencing the Table of Contents below.


TABLE OF CONTENTS


Fundamental and Nonfundamental Investment Policies                        p.   5
Investment Strategies and Types of Investments                            p.   9
Information Regarding Risks and Investment Strategies                     p.  11
Securities Transactions                                                   p.  33
Brokerage Commissions Paid to Brokers Affiliated with the Investment
Manager                                                                   p.  39
Valuing Fund Shares                                                       p.  41
Portfolio Holdings Disclosure                                             p.  43
Proxy Voting                                                              p.  44
Selling Shares                                                            p.  45
Capital Loss Carryover                                                    p.  46
Taxes                                                                     p.  47
Agreements                                                                p.  48
Organizational Information                                                p.  70
Board Members and Officers                                                p.  72
Control Persons and Principal Holders of Securities                       p.  77
Independent Registered Public Accounting Firm                             p.  77
Appendix A: Description of Ratings                                        p.  78
Appendix B: Additional Information About the S&P 500 Index                p.  83

LIST OF TABLES

1.       Fund Fiscal Year Ends and Investment Categories                  p.   4
2.       Fundamental Policies                                             p.   5
3.       Nonfundamental Policies                                          p.   7
4.       Investment Strategies and Types of Investments                   p.   9
5.       Total Brokerage Commissions                                      p.  34
6.       Brokerage Directed for Research and Turnover Rates               p.  35
7.       Securities of Regular Brokers or Dealers                         p.  36
8.       Brokerage Commissions Paid to Investment Manager or Affiliates   p.  39
9.       Valuing Fund Shares                                              p.  41
10.      Capital Loss Carryover                                           p.  46
11.      Investment Management Services Agreement Fee Schedule            p.  48
12.      Lipper Indexes                                                   p.  52
13.      Performance Incentive Adjustment Calculation                     p.  52
14.      Management Fees and Nonadvisory Expenses                         p.  53
15.      Subadvisers and Subadvisory Agreement Fee Schedules              p.  55
16.      Subadvisory Fees                                                 p.  56
17.      Portfolio Managers                                               p.  56
18.      Administrative Services Agreement Fee Schedule                   p.  67

         RIVERSOURCE VARIABLE PORTFOLIO FUNDS - STATEMENT OF ADDITIONAL
                           INFORMATION - MARCH 1, 2006

19.      Administrative Fees                                              p.  68
20.      12b-1 Fees                                                       p.  69
21.      Fund History Table for All RiverSource Variable Portfolio Funds  p.  71
22.      Board Members                                                    p.  72
23.      Fund Officers                                                    p.  73
24.      Committee Meetings                                               p.  74
25.      Board Member Holdings - All Funds                                p.  75
26.      Board Member Compensation - All Funds                            p.  75
27.      Board Member Compensation - Individual Funds                     p.  76


Throughout this SAI, the funds are referred to as follows:

RiverSource Variable Portfolio - Balanced Fund (Balanced)
RiverSource Variable Portfolio - Cash Management Fund (Cash Management) RiverSource Variable Portfolio - Core Bond Fund (Core Bond)

RiverSource Variable Portfolio - Core Equity Fund (Core Equity)

RiverSource Variable Portfolio - Diversified Bond Fund (Diversified Bond) RiverSource Variable Portfolio - Diversified Equity Income Fund (Diversified
                                 Equity Income)
RiverSource Variable Portfolio - Emerging Markets Fund (Emerging Markets) RiverSource Variable Portfolio - Global Bond Fund (Global Bond)
RiverSource Variable Portfolio - Global Inflation Protected Securities Fund
                                 (Global Inflation Protected Securities)
RiverSource Variable Portfolio - Growth Fund (Growth)
RiverSource Variable Portfolio - High Yield Bond Fund (High Yield Bond) RiverSource Variable Portfolio - Income Opportunities Fund (Income
                                 Opportunities)
RiverSource Variable Portfolio - International Opportunity Fund (International
                                 Opportunity)
RiverSource Variable Portfolio - Large Cap Equity Fund (Large Cap Equity) RiverSource Variable Portfolio - Large Cap Value Fund (Large Cap Value) RiverSource Variable Portfolio - Mid Cap Growth Fund (Mid Cap Growth) RiverSource Variable Portfolio - Mid Cap Value Fund (Mid Cap Value)
RiverSource Variable Portfolio - New Dimensions Fund (New Dimensions) RiverSource Variable Portfolio - S&P 500 Index Fund (S&P 500 Index)
RiverSource Variable Portfolio - Select Value Fund (Select Value)
RiverSource Variable Portfolio - Short Duration U.S. Government Fund (Short
                                 Duration U.S. Government)
RiverSource Variable Portfolio - Small Cap Advantage Fund (Small Cap Advantage) RiverSource Variable Portfolio - Small Cap Value Fund (Small Cap Value) RiverSource Variable Portfolio - Strategy Aggressive Fund (Strategy Aggressive)


         RIVERSOURCE VARIABLE PORTFOLIO FUNDS - STATEMENT OF ADDITIONAL
                           INFORMATION - MARCH 1, 2006

The table that follows lists each fund's fiscal year end and investment category. The information can be used to identify groups of funds that are referenced throughout this SAI.

            TABLE 1. FUND FISCAL YEAR ENDS AND INVESTMENT CATEGORIES



                  FUND                        FISCAL YEAR END       FUND INVESTMENT CATEGORY
----------------------------------------  -----------------------  ---------------------------
Balanced                                  August 31                Balanced
Cash Management                           August 31                Money market
Core Bond                                 August 31                Bond
Core Equity                               December 31              Equity
Diversified Bond                          August 31                Bond
Diversified Equity Income                 August 31                Equity
Emerging Markets                          August 31                Equity
Global Bond                               August 31                Bond
Global Inflation Protected Securities     August 31                Bond
Growth                                    August 31                Equity
High Yield Bond                           August 31                Bond
Income Opportunities                      August 31                Bond
International Opportunity                 August 31                Equity
Large Cap Equity                          August 31                Equity
Large Cap Value                           August 31                Equity
Mid Cap Growth                            August 31                Equity
Mid Cap Value                             August 31                Equity
New Dimensions                            August 31                Equity
S&P 500 Index                             August 31                Equity
Select Value                              August 31                Equity
Short Duration U.S. Government            August 31                Bond
Small Cap Advantage                       August 31                Equity
Small Cap Value                           August 31                Equity
Strategy Aggressive                       August 31                Equity



         RIVERSOURCE VARIABLE PORTFOLIO FUNDS - STATEMENT OF ADDITIONAL
                           INFORMATION - MARCH 1, 2006

FUNDAMENTAL AND NONFUNDAMENTAL INVESTMENT POLICIES

Fundamental investment policies adopted by a fund cannot be changed without the approval of a majority of the outstanding voting securities of the fund as defined in the Investment Company Act of 1940, as amended (the 1940 Act). Nonfundamental investment policies may be changed by the Board at any time.

Notwithstanding any of a fund's other investment policies, each fund may invest its assets in an open-end management investment company having substantially the same investment objectives, policies, and restrictions as the fund for the purpose of having those assets managed as part of a combined pool.

FUNDAMENTAL POLICIES

Fundamental policies are policies that can be changed only with shareholder approval.

FOR EACH FUND:  The fund will not:

   - Act as an underwriter (sell securities for others). However, under the securities laws, the fund may be deemed to be an underwriter when it purchases securities directly from the issuer and later resells them.

   - Lend securities or participate in an interfund lending program if the total of all such loans would exceed 33 1/3% of the fund's total assets except this fundamental investment policy shall not prohibit the fund from purchasing money market securities, loans, loan participation or other debt securities, or from entering into repurchase agreements.

   - Borrow money, except for temporary purposes (not for leveraging or investment) in an amount not exceeding 33 1/3% of its total assets (including the amount borrowed) less liabilities (other than borrowings) immediately after the borrowings.

ADDITIONALLY FOR CASH MANAGEMENT:  The fund will not:

   -  Buy on margin or sell short or deal in options to buy or sell securities.

   - Purchase common stocks, preferred stocks, warrants, other equity securities, corporate bonds or debentures, state bonds, municipal bonds, or industrial revenue bonds.

In addition to the policies described above and any fundamental policies described in the prospectus, the chart below shows fund-specific policies that may be changed only with shareholder approval. The chart indicates whether or not the fund has a policy on a particular topic. A shaded box indicates that the fund does not have a policy on a particular topic. The specific policy is stated in the paragraphs that follow the table.

                          TABLE 2. FUNDAMENTAL POLICIES

The fund will not:



                                         A              B              C              D                E                  F

                                    BUY OR SELL    BUY OR SELL   ISSUE SENIOR    BUY MORE THAN   INVEST MORE THAN   CONCENTRATE IN
                FUND                REAL ESTATE    COMMODITIES    SECURITIES   10% OF AN ISSUER  5% IN AN ISSUER   ANY ONE INDUSTRY
---------------------------------   -----------    -----------   ------------  ----------------  ----------------  ----------------
Balanced                                A1             B1             C1               D1              E1                 F1
Cash Management                         A2                            C1               D1              E1                 F2
Core Bond                               A1             B1             C1               D1              E1                 F1
Core Equity                             A1             B1             C1               D1              E1                 F1
Diversified Bond                        A1             B1                              D1              E1                 F1
Diversified Equity Income               A1             B1             C1               D1              E1                 F1
Emerging Markets                        A1             B1             C1               D1              E1                 F1
Global Bond                             A1             B1             C1               D1                                 F1
Global Inflation Protected
Securities                              A1             B1             C1                                                  F1
Growth                                  A1             B1             C1               D1              E1                 F1
High Yield Bond                         A1             B1             C1               D1              E1                 F1
Income Opportunities                    A1             B1             C1               D1              E1                 F1
International Opportunity               A1             B1             C1               D1              E1                 F1



         RIVERSOURCE VARIABLE PORTFOLIO FUNDS - STATEMENT OF ADDITIONAL
                           INFORMATION - MARCH 1, 2006

                                         A              B              C              D                E                  F

                                    BUY OR SELL    BUY OR SELL   ISSUE SENIOR    BUY MORE THAN   INVEST MORE THAN   CONCENTRATE IN
                FUND                REAL ESTATE    COMMODITIES    SECURITIES   10% OF AN ISSUER  5% IN AN ISSUER   ANY ONE INDUSTRY
---------------------------------   -----------    -----------   ------------  ----------------  ----------------  ----------------
Large Cap Equity                        A1             B1                              D1              E1                 F1
Large Cap Value                         A1             B2             C1               D1              E1                 F1
Mid Cap Growth                          A1             B1                              D1              E1                 F1
Mid Cap Value                           A1             B1             C1               D1              E1                 F1
New Dimensions                          A1             B1                              D2              E2                 F1
S&P 500 Index                           A1             B1             C1                                                  F1
Select Value                            A1             B2             C1               D1              E1                 F1
Short Duration U.S. Government          A1             B1             C1               D1              E1                 F1
Small Cap Advantage                     A1             B1             C1               D1              E1                 F1
Small Cap Value                         A1             B2             C1                                                  F1
Strategy Aggressive                     A1             B1                              D2              E2                 F1



A. BUY OR SELL REAL ESTATE

     A1 - The fund will not buy or sell real estate, unless acquired as a result of ownership of securities or other instruments, except this shall not prevent the fund from investing in securities or other instruments backed by real estate or securities of companies engaged in the real estate business or real estate investment trusts. For purposes of this policy, real estate includes real estate limited partnerships.

     A2 - The fund will not buy or sell real estate, commodities or commodity contracts. For purposes of this policy, real estate includes real estate limited partnerships.

B. BUY OR SELL PHYSICAL COMMODITIES

     B1 - The fund will not buy or sell physical commodities unless acquired as a result of ownership of securities or other instruments, except this shall not prevent the fund from buying or selling options and futures contracts or from investing in securities or other instruments backed by, or whose value is derived from, physical commodities.

     B2 - The fund will not buy or sell physical commodities unless acquired as a result of ownership of securities or other instruments, except this shall not prevent the fund from buying or selling options, futures contracts and foreign currency or from investing in securities or other instruments backed by, or whose value is derived from, physical commodities.

C. ISSUE SENIOR SECURITIES

     C1 - The fund will not issue senior securities, except as permitted under the 1940 Act.

D. BUY MORE THAN 10% OF AN ISSUER

     D1 - The fund will not purchase more than 10% of the outstanding voting securities of an issuer, except that up to 25% of the fund's assets may be invested without regard to this 10% limitation.

     D2 - The fund will not purchase more than 10% of the outstanding voting securities of an issuer.

E. INVEST MORE THAN 5% IN AN ISSUER

     E1 - The fund will not invest more than 5% of its total assets in securities of any company, government, or political subdivision thereof, except the limitation will not apply to investments in securities issued or guaranteed by the U.S. government, its agencies or instrumentalities, or other investment companies, and except that up to 25% of the fund's total assets may be invested without regard to this 5% limitation.

     E2 - The fund will not invest more than 5% of its total assets in securities of any one company, government, or political subdivision thereof, except the limitation will not apply to investments in securities issued by the U.S. government, its agencies, or instrumentalities, and except up to 25% of the fund's total assets may be invested without regard to this 5% limitation.

         RIVERSOURCE VARIABLE PORTFOLIO FUNDS - STATEMENT OF ADDITIONAL
                           INFORMATION - MARCH 1, 2006

F. CONCENTRATE

     F1 - The fund will not concentrate in any one industry. According to the present interpretation by the Securities and Exchange Commission
          (SEC), this means that up to 25% of the fund's total assets, based on current market value at time of purchase, can be invested in any one industry.

     F2 - The fund will not intentionally invest more than 25% of the fund's assets taken at market value in any particular industry, except with respect to investing in U.S. government or agency securities and bank obligations. Investments are varied according to what is judged advantageous under different economic conditions.


NONFUNDAMENTAL POLICIES

Nonfundamental policies are policies that can be changed by the Board without shareholder approval. The chart below shows nonfundamental policies that are in addition to those described in the prospectus. The chart indicates whether or not the fund has a policy on a particular topic. The specific policy is stated in the paragraphs that follow the table.


                        TABLE 3. NONFUNDAMENTAL POLICIES


The following are guidelines that may be changed by the Board at any time:


                         A         B           C         D         E          F            G           H          I         J
                                                      MARGIN,    MONEY    INVESTING                                       INVEST
                     DEPOSIT ON  ILLIQUID  INVESTMENT SELLING    MARKET   TO CONTROL   FOREIGN        DEBT      EQUITY    WHILE
         FUND         FUTURES   SECURITIES COMPANIES   SHORT   SECURITIES OR MANAGE  SECURITIES(1) SECURITIES SECURITIES BORROWING
-------------------- ---------- ---------- ---------- -------  ---------- ---------- ------------- ---------- ---------- ---------
Balanced                 A1        B1          C1        D2       E1         F1         G1-25%                   I3
                                                        See
Cash Management                    B2          C1      Table 1                          G1-25%         H9
Core Bond                A1        B1          C2        D4       E1         F1         G1-15%
Core Equity              A1        B1          C1        D4       E1         F1         G1-20%        H10
Diversified Bond         A1        B1          C1        D3       E1         F1
Diversified Equity
Income                   A1        B1          C1        D2       E1         F1         G1-25%         H7
Emerging Markets         A1        B1          C1        D1       E1         F1         G1-100%      H1, H5
Global Bond              A1        B1          C1        D2       E1         F1         G1-100%        H8
Global Inflation
Protected Securities     A1        B1          C1        D4                             G1-15%
Growth                   A1        B1          C1        D4       E1         F1         G1-25%         H3
High Yield Bond          A1        B1          C1        D3       E1         F1         G1-25%                   I1
Income Opportunities     A1        B1          C1        D4       E1         F1         G1-25%
International
Opportunity              A1        B1          C3        D1       E1         F1         G2-100%
Large Cap Equity         A1        B1          C1        D4       E1         F1         G1-25%
Large Cap Value          A1        B1          C1        D1       E1         F1         G1-20%         H5
Mid Cap Growth           A1        B1          C1        D1       E1         F1         G1-15%         H4
Mid Cap Value            A1        B1          C1        D2       E1         F1         G1-25%         H6
New Dimensions           A1        B1          C1        D4       E1         F1         G1-30%
S&P 500 Index            A1        B1                    D6
Select Value             A1        B1          C2        D1       E1                    G1-20%         H2                    J1
Short Duration U.S.
Government               A1        B1          C1        D5       E1         F1
Small Cap Advantage      A1        B1          C1        D1       E1
Small Cap Value          A1        B1          C1        D1       E1                                                         J1
Strategy Aggressive      A1        B1          C1        D6       E1         F1         G1-25%                   I2



A.   DEPOSIT ON FUTURES/PREMIUMS ON OPTIONS

     A1 - No more than 5% of the fund's net assets can be used at any one time for good faith deposits on futures and premiums for options on futures that do not offset existing investment positions.

         RIVERSOURCE VARIABLE PORTFOLIO FUNDS - STATEMENT OF ADDITIONAL
                           INFORMATION - MARCH 1, 2006

B.   ILLIQUID SECURITIES


     B1 - No more than 10% of the fund's net assets will be held in securities and other instruments that are illiquid.

     B2 - The fund will not invest more than 10% of its net assets in securities that are illiquid whether or not registration or the filing of a notification under the Securities Act of 1933 or the taking of similar action under other securities laws relating to the sale of securities is required. A risk of any such investment is that it might not be able to be easily liquidated. For the purpose of this policy, repurchase agreements with maturities greater than seven days and non-negotiable fixed time deposits will be treated as illiquid securities.


C.   INVESTMENT COMPANIES


     C1 - The fund will not invest more than 10% of its total assets in the securities of investment companies.

     C2 - The fund will not invest more than 10% of its total assets in the securities of investment companies, unless a higher amount is permitted under an SEC exemptive order.

     C3 - The fund will not invest more than 10% of its total assets in securities of investment companies except by purchase in the open market where the dealer's or sponsor's profit is the regular commission.


D.   MARGIN/SELLING SHORT


     D1 - The fund will not buy on margin or sell securities short, except the fund may make margin payments in connection with transactions in derivative instruments.

     D2 - The fund will not buy on margin or sell securities short, except the fund may make margin payments in connection with transactions in futures contracts.

     D3 - The fund will not buy on margin or sell short, except the fund may enter into interest rate futures contracts.

     D4 - The fund will not buy on margin or sell securities short, except the fund may make margin payments in connection with transactions in stock index futures contracts.

     D5 - The fund will not buy on margin, except the fund may make margin payments in connection with interest rate futures contracts.

     D6 - The fund will not buy on margin, except the fund may make margin payments in connection with transactions in futures contracts.


E.   MONEY MARKET SECURITIES


     E1 - Ordinarily, less than 25% of the fund's total assets are invested in money market instruments.


F.   INVESTING TO CONTROL OR MANAGE


     F1 - The fund will not invest in a company to control or manage it.


G.   FOREIGN SECURITIES


     G1 - The fund may invest its total assets, up to the amount shown, in foreign investments.

     G2 - The fund may invest its total assets, up to the amount shown, in foreign investments. Normally, investments in U.S. issuers generally will constitute less than 20% of the fund's total assets.


H.   DEBT SECURITIES


     H1 - The fund may invest up to 20% of its net assets in bonds.

     H2 - The fund normally will purchase only investment grade convertible debt securities with a rating of, or equivalent to, at least BBB by S&P or, in the case of unrated securities, judged by the subadviser to be of comparable quality. The fund may invest in more speculative convertible debt securities, provided that such securities have a rating of, or equivalent to, at least an S&P rating of B and provided also that the total investment in such securities remains below 15% of the fund's assets.

     H3 - The fund may not purchase debt securities rated below investment grade.

     H4 - The fund only invests in bonds given the four highest ratings by Moody's or by S&P or in bonds of comparable quality in the judgment of the investment manager.

     H5 - The fund may invest up to 10% of its net assets in bonds rated below investment grade.

     H6 - No more than 10% of the fund's net assets may be invested in bonds below investment grade unless the bonds are convertible securities.

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                           INFORMATION - MARCH 1, 2006

     H7 - No more than 20% of the fund's net assets may be invested in bonds below investment grade unless the bonds are convertible securities.

     H8 - The fund may not invest in debt securities rated lower than B (or in unrated bonds of comparable quality).

     H9 - The fund may invest in commercial paper rated in the highest rating category by at least two nationally recognized statistical rating organizations (or by one, if only one rating is assigned) and in unrated paper determined by the Board to be of comparable quality. The fund also may invest up to 5% of its total assets in commercial paper receiving the second highest rating or in unrated paper determined to be of comparable quality.

     H10 - The fund will not invest more than 5% of its net assets in bonds below investment grade.


I.   EQUITY SECURITIES


     I1 - The fund may invest up to 10% of its total assets in common stocks, preferred stocks that do not pay dividends and warrants to purchase common stocks.

     I2 - Under normal market conditions, at least 65% of the fund's total assets are invested in equity securities.

     I3 - Under normal market conditions, the Fund invests at least 50% of its total assets in common stock.


J.   INVEST WHILE BORROWING


     J1 - The fund will not make additional investments while any borrowing remains outstanding.


INVESTMENT STRATEGIES AND TYPES OF INVESTMENTS


This table shows many of the various investment strategies and investments that many funds are allowed to engage in and purchase. It is intended to show the breadth of investments that the investment manager or subadviser (individually and collectively, the "investment manager") may make on behalf of a fund. For a description of principal risks for an individual fund, please see the applicable prospectus for that fund. Notwithstanding a fund's ability to utilize these strategies and techniques, the investment manager is not obligated to use them at any particular time. For example, even though the investment manager is authorized to adopt temporary defensive positions and is authorized to attempt to hedge against certain types of risk, these practices are left to the investment manager's sole discretion.

INVESTMENT STRATEGIES AND TYPES OF INVESTMENTS: A black circle indicates that the investment strategy or type of investment generally is authorized for a category of funds. Exceptions are noted in the footnotes to the table. See Table 1 for fund categories.

             TABLE 4. INVESTMENT STRATEGIES AND TYPES OF INVESTMENTS



                          INVESTMENT STRATEGY                              BALANCED        BOND       EQUITY      MONEY MARKET
----------------------------------------------------------------------  -------------  -----------  -----------  --------------
Agency and government securities                                               -             -            -             -
Borrowing                                                                      -             -            -             -
Cash/money market instruments                                                  -             -            -             -
Collateralized bond obligations                                                -             -           - A
Commercial paper                                                               -             -            -             -
Common stock                                                                   -            - B           -
Convertible securities                                                         -            - C           -
Corporate bonds                                                                -             -            -
Debt obligations                                                               -             -            -             -
Depositary receipts                                                            -            - D           -
Derivative instruments (including options and futures)                         -             -            -
Exchange-traded funds                                                          -             -            -
Foreign currency transactions                                                  -            - E           -
Foreign securities                                                             -             -            -             -
Funding agreements                                                             -             -            -             -
High yield debt securities (junk bonds)                                        -            - F           F



         RIVERSOURCE VARIABLE PORTFOLIO FUNDS - STATEMENT OF ADDITIONAL
                           INFORMATION - MARCH 1, 2006

                          INVESTMENT STRATEGY                              BALANCED        BOND       EQUITY      MONEY MARKET
----------------------------------------------------------------------  -------------  -----------  -----------  --------------
Illiquid and restricted securities                                             -             -            -             -
Indexed securities                                                             -             -            -
Inflation protected securities                                                 -             -            -
Inverse floaters                                                               -             -            G
Investment companies                                                           -             -            -
Lending of portfolio securities                                                -             -            -             -
Loan participations                                                            -             -           - H
Mortgage - and asset-backed securities                                         -             -           - I            -
Mortgage dollar rolls                                                          -             -            J
Municipal obligations                                                          -             -            -
Preferred stock                                                                -            - K           -
Real estate investment trusts                                                  -             -            -
Repurchase agreements                                                          -             -            -             -
Reverse repurchase agreements                                                  -             -            -             -
Short sales                                                                                  L            L
Sovereign debt                                                                 -             -           - M            -
Structured investments                                                         -             -            -
Swap agreements                                                                -             -
Variable- or floating-rate securities                                          -             -            -             -
Warrants                                                                       -             -            -
When-issued securities and forward commitments                                 -             -            -
Zero-coupon, step-coupon and pay-in-kind securities                            -             -            -



A. The following funds are not authorized to invest in collateralized bond obligations: Select Value, Small Cap Advantage, and Small Cap Value.
B. The following funds are not authorized to invest in common stock: Short Duration U.S. Government.
C.   The following funds are not authorized to invest in convertible securities:
     Short Duration U.S. Government.
D.   The following funds are not authorized to invest in depositary receipts:
     Short Duration U.S. Government.
E. The following funds are not authorized to engage in foreign currency transactions: Short Duration U.S. Government.
F. The following funds may hold securities that are downgraded to junk bond status, if the bonds were rated investment grade at the time of purchase:
     Core Bond, Global Inflation Protected Securities, Growth, International Opportunity, Mid Cap Growth, S&P 500 Index, Short Duration U.S. Government, and Small Cap Advantage.
G. The following funds are authorized to invest in inverse floaters: Large Cap Equity.
H.   The following funds are not authorized to invest in loan participations:
     Small Cap Value.
I. The following funds are not authorized to invest in mortgage- and asset-backed securities: S&P 500 Index, and Small Cap Advantage.
J. The following funds are authorized to invest in mortgage dollar rolls: Core Equity, Large Cap Equity.
K. The following funds are not authorized to invest in preferred stock: Short Duration U.S. Government.
L. The following funds are authorized to engage in short sales: S&P 500 Index, and Short Duration U.S. Government.
M. The following funds are not authorized to invest in sovereign debt: Select Value, Small Cap Advantage, and Small Cap Value.

         RIVERSOURCE VARIABLE PORTFOLIO FUNDS - STATEMENT OF ADDITIONAL
                           INFORMATION - MARCH 1, 2006

INFORMATION REGARDING RISKS AND INVESTMENT STRATEGIES

RISKS


The following is a summary of common risk characteristics. Following this summary is a description of certain investments and investment strategies and the risks most commonly associated with them (including certain risks not described below and, in some cases, a more comprehensive discussion of how the risks apply to a particular investment or investment strategy). A mutual fund's risk profile is largely defined by the fund's primary securities and investment strategies. However, most mutual funds are allowed to use certain other strategies and investments that may have different risk characteristics. Accordingly, one or more of the following types of risk may be associated with a fund at any time (for a description of principal risks for an individual fund, please see that fund's prospectus):

ACTIVE MANAGEMENT RISK. The fund is actively managed and its performance therefore will reflect in part the ability of the portfolio managers to make investment decisions that are suited to achieving the fund's investment objective. Due to its active management, the fund could underperform other mutual funds with similar investment objectives.

AFFILIATED FUND RISK. For funds-of-funds, the risk that the investment manager may have potential conflicts of interest in selecting underlying funds because the fees paid to it by some underlying funds are higher than the fees paid by other underlying funds. However, the investment manager is a fiduciary to the funds and is legally obligated to act in their best interests when selecting underlying funds, without taking fees into consideration.

ALLOCATION RISK. For funds-of-funds, the risk that the investment manager's evaluations regarding asset classes or underlying funds may be incorrect. There is no guarantee that the underlying funds will achieve their investment objectives. There is also a risk that the selected underlying funds' performance may be lower than the performance of the asset class they were selected to represent or may be lower than the performance of alternative underlying funds that could have been selected to represent the asset class.

CREDIT RISK. Credit risk is the risk that the issuer of a security, or the counterparty to a contract, will default or otherwise become unable or unwilling to honor a financial obligation, such as payments due on a bond or a note. If the fund purchases unrated securities, or if the rating of a security is reduced after purchase, the fund will depend on the investment manager's analysis of credit risk more heavily than usual.

DERIVATIVES RISK. Derivatives are financial instruments where value depends upon, or is derived from, the value of something else, such as one or more underlying investments, pools of investments, options, futures, indexes or currencies. Just as with securities in which the fund invests directly, derivatives are subject to a number of risks, including market, liquidity, interest rate and credit risk. In addition, gains or losses involving derivatives may be substantial, because a relatively small price movement in the underlying security, currency or index may result in a substantial gain or loss for the fund. The fund will suffer a loss in connection with the use of derivative instruments if prices do not move in the direction anticipated by the fund's portfolio managers when entering into the derivative instrument.

DIVERSIFICATION RISK. A non-diversified fund may invest more of its assets in fewer companies than if it were a diversified fund. Because each investment has a greater effect on the fund's performance, the fund may be more exposed to the risks of loss and volatility than a fund that invests more broadly.

FOREIGN/EMERGING MARKETS RISK. The following are all components of foreign/emerging markets risk:

COUNTRY RISK includes the political, economic, and other conditions of the country. These conditions include lack of publicly available information, less government oversight (including lack of accounting, auditing, and financial reporting standards), the possibility of government-imposed restrictions, and even the nationalization of assets. The liquidity of foreign investments may be more limited than for most U.S. investments, which means that, at times it may be difficult to sell foreign securities at desirable prices.

CURRENCY RISK results from the constantly changing exchange rates between local currency and the U.S. dollar. Whenever the fund holds securities valued in a foreign currency or holds the currency, changes in the exchange rate add to or subtract from the value of the investment.

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

CUSTODY RISK refers to the process of clearing and settling trades. It also covers holding securities with local agents and depositories. Low trading volumes and volatile prices in less developed markets make trades harder to complete and settle. Local agents are held only to the standard of care of the local market. Governments or trade groups may compel local agents to hold securities in designated depositories that are not subject to independent evaluation. The less developed a country's securities market is, the greater the likelihood of problems occurring.

EMERGING MARKETS RISK includes the dramatic pace of change (economic, social, and political) in these countries as well as the other considerations listed above. These markets are in early stages of development and are extremely volatile. They can be marked by extreme inflation, devaluation of currencies, dependence on trade partners, and hostile relations with neighboring countries.


GEOGRAPHIC CONCENTRATION RISK. The fund may be particularly susceptible to economic, political or regulatory events affecting companies and countries within the specific geographic region in which the fund focuses its investments. Currency devaluations could occur in countries that have not yet experienced currency devaluation to date, or could continue to occur in countries that have already experienced such devaluations. As a result, the fund may be more volatile than a more geographically diversified fund.

INDEXING RISK. For funds that are managed to an index, the fund's performance will rise and fall as the performance of the index rises and falls.


INFLATION RISK. Also known as purchasing power risk, inflation risk reflects the effects of continually rising prices on investments. If an investment's return is lower than the rate of inflation, your money will have less purchasing power as time goes on.

INFLATION PROTECTED SECURITIES RISK. Inflation-protected debt securities tend to react to change in real interest rates. Real interest rates can be described as nominal interest rates minus the expected impact of inflation. In general, the price of an inflation-protected debt security falls when real interest rates rise, and rises when real interest rates fall. Interest payments on inflation-protected debt securities will vary as the principal and/or interest is adjusted for inflation and may be more volatile than interest paid on ordinary bonds. In periods of deflation, the fund may have no income at all. Income earned by a shareholder depends on the amount of principal invested and that principal will not grow with inflation unless the investor reinvests the portion of fund distributions that comes from inflation adjustments.


INTEREST RATE RISK. The securities in the portfolio are subject to the risk of losses attributable to changes in interest rates. Interest rate risk is generally associated with bond prices: when interest rates rise, bond prices fall. In general, the longer the maturity or duration of a bond, the greater its sensitivity to changes in interest rates.


ISSUER RISK. An issuer, or the value of its stocks or bonds, may perform poorly. Poor performance may be caused by poor management decisions, competitive pressures, breakthroughs in technology, reliance on suppliers, labor problems or shortages, corporate restructurings, fraudulent disclosures, or other factors.




LIQUIDITY RISK. The risk associated from a lack of marketability of securities which may make it difficult or impossible to sell at desirable prices in order to minimize loss. The Fund may have to lower the selling price, sell other investments, or forego another, more appealing investment opportunity.


MARKET RISK. The market value of securities may fall or fail to rise. Market risk may affect a single issuer, sector of the economy, industry, or the market as a whole. The market value of securities may fluctuate, sometimes rapidly and unpredictably. This risk is generally greater for small and mid-sized companies, which tend to be more vulnerable to adverse developments. In addition, focus on a particular style, for example, investment in growth or value securities, may cause the Fund to underperform other mutual funds if that style falls out of favor with the market.

PREPAYMENT AND EXTENSION RISK. The risk that a bond or other security might be called, or otherwise converted, prepaid, or redeemed, before maturity. This risk is primarily associated with asset-backed securities, including mortgage backed securities. If a security is converted, prepaid, or redeemed, before maturity, particularly during a time of declining interest rates, the portfolio managers may not be able to reinvest in securities providing as high a level of income, resulting in a reduced yield to the fund. Conversely, as interest rates rise, the likelihood of prepayment decreases. The portfolio managers may be unable to capitalize on securities with higher interest rates because the Fund's investments are locked in at a lower rate for a longer period of time.

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                                       12

QUANTITATIVE MODEL RISK. Securities selected using quantitative methods may perform differently from the market as a whole as a result of the factors used in the quantitative method, the weight placed on each factor, and changes in the factors' historical trends. The quantitative methodology employed by the investment manager has been extensively tested using historical securities market data, but has only recently begun to be used to manage open-end mutual funds. There can be no assurance that the methodology will enable the fund to achieve its objective.


REINVESTMENT RISK. The risk that an investor will not be able to reinvest income or principal at the same rate it currently is earning.


SECTOR RISK. Investments that are concentrated in a particular issuer, geographic region, or sector will be more susceptible to changes in price. The more a fund diversifies, the more it spreads risk and potentially reduces the risks of loss and volatility.


SMALL AND MID-SIZED COMPANY RISK. Investments in small and medium companies often involve greater risks than investments in larger, more established companies because small and medium companies may lack the management experience, financial resources, product diversification, experience, and competitive strengths of larger companies. Additionally, in many instances the securities of small and medium companies are traded only over-the-counter or on regional securities exchanges and the frequency and volume of their trading is substantially less and may be more volatile than is typical of larger companies.


TRACKING ERROR RISK. For funds that are managed to an index, the fund may not track the index perfectly because differences between the index and the fund's portfolio can cause differences in performance. The investment manager purchases securities and other instruments in an attempt to replicate the performance of the index. However, the tools that the investment manager uses to replicate the index are not perfect and the fund's performance is affected by factors such as the size of the fund's portfolio, transaction costs, management fees and expenses, brokerage commissions and fees, the extent and timing of cash flows in and out of the fund and changes in the index.

In addition, the returns from a specific type of security (for example, mid-cap stocks) may trail returns from other asset classes or the overall market. Each type of security will go through cycles of doing better or worse than stocks or bonds in general. These periods may last for several years.


INVESTMENT STRATEGIES


The following information supplements the discussion of each fund's investment objectives, policies, and strategies that are described in the prospectus and in this SAI. The following describes strategies that many mutual funds use and types of securities that they purchase. Please refer to the table titled Investment Strategies and Types of Investments to see which are applicable to various categories of funds.


AGENCY AND GOVERNMENT SECURITIES

The U.S. government and its agencies issue many different types of securities. U.S. Treasury bonds, notes, and bills and securities, including mortgage pass through certificates of the Government National Mortgage Association (GNMA), are guaranteed by the U.S. government.

Other U.S. government securities are issued or guaranteed by federal agencies or government-sponsored enterprises but are not guaranteed by the U.S. government. This may increase the credit risk associated with these investments. Government-sponsored entities issuing securities include privately owned, publicly chartered entities created to reduce borrowing costs for certain sectors of the economy, such as farmers, homeowners, and students. They include the Federal Farm Credit Bank System, Farm Credit Financial Assistance Corporation, Federal Home Loan Bank, Federal Home Loan Mortgage Corporation (FHLMC), Federal National Mortgage Association (FNMA), Student Loan Marketing Association (SLMA), and Resolution Trust Corporation (RTC). Government-sponsored entities may issue discount notes (with maturities ranging from overnight to 360 days) and bonds. Agency and government securities are subject to the same concerns as other debt obligations. (See also Debt Obligations and Mortgage- and Asset-Backed Securities.)


Although one or more of the other risks described in this SAI may apply, the largest risks associated with agency and government securities include: Active Management Risk, Inflation Risk, Interest Rate Risk, Prepayment and Extension Risk, and Reinvestment Risk.

         RIVERSOURCE VARIABLE PORTFOLIO FUNDS - STATEMENT OF ADDITIONAL
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                                       13

BORROWING


A fund may borrow money for temporary purposes, or to engage in transactions permissible under the 1940 Act that may be considered a borrowing (such as derivative instruments). Borrowings are subject to costs (in addition to any interest that may be paid) and typically reduce a fund's total return. Except as qualified above, however, a fund may not buy securities on margin.

Although one or more of the other risks described in this SAI may apply, the largest risks associated with borrowing include: Active Management Risk and Inflation Risk.


CASH/MONEY MARKET INSTRUMENTS


Cash-equivalent investments include short-term U.S. and Canadian government securities and negotiable certificates of deposit, non-negotiable fixed-time deposits, bankers' acceptances, and letters of credit of banks or savings and loan associations having capital, surplus, and undivided profits (as of the date of its most recently published annual financial statements) in excess of $100 million (or the equivalent in the instance of a foreign branch of a U.S. bank) at the date of investment. A fund also may purchase short-term notes and obligations of U.S. and foreign banks and corporations and may use repurchase agreements with broker-dealers registered under the Securities Exchange Act of 1934 and with commercial banks. (See also Commercial Paper, Debt Obligations, Repurchase Agreements, and Variable- or Floating-Rate Securities.) These types of instruments generally offer low rates of return and subject a fund to certain costs and expenses. See Appendix A for a discussion of securities ratings.

Although one or more of the other risks described in this SAI may apply, the largest risks associated with cash/money market instruments include: Active Management Risk, Credit Risk, and Inflation Risk.


COLLATERALIZED BOND OBLIGATIONS


Collateralized bond obligations (CBOs) are investment grade bonds backed by a pool of junk bonds. CBOs are similar in concept to collateralized mortgage obligations (CMOs), but differ in that CBOs represent different degrees of credit quality rather than different maturities. (See also Mortgage- and Asset-Backed Securities.) Underwriters of CBOs package a large and diversified pool of high-risk, high-yield junk bonds, which is then separated into "tiers." Typically, the first tier represents the higher quality collateral and pays the lowest interest rate; the second tier is backed by riskier bonds and pays a higher rate; the third tier represents the lowest credit quality and instead of receiving a fixed interest rate receives the residual interest payments -- money that is left over after the higher tiers have been paid. CBOs, like CMOs, are substantially overcollateralized and this, plus the diversification of the pool backing them, earns them investment-grade bond ratings. Holders of third-tier CBOs stand to earn high yields or less money depending on the rate of defaults in the collateral pool. (See also High-Yield (High-Risk) Debt Securities (Junk Bonds).)

Although one or more of the other risks described in this SAI may apply, the largest risks associated with CBOs include: Active Management Risk, Credit Risk, Interest Rate Risk, and Prepayment and Extension Risk.


COMMERCIAL PAPER

Commercial paper is a short-term debt obligation with a maturity ranging from 2 to 270 days issued by banks, corporations, and other borrowers. It is sold to investors with temporary idle cash as a way to increase returns on a short-term basis. These instruments are generally unsecured, which increases the credit risk associated with this type of investment. (See also Debt Obligations and Illiquid and Restricted Securities.)


Although one or more of the other risks described in this SAI may apply, the largest risks associated with commercial paper include: Active Management Risk, Credit Risk, and Liquidity Risk.


COMMON STOCK

Common stock represents units of ownership in a corporation. Owners typically are entitled to vote on the selection of directors and other important matters as well as to receive dividends on their holdings. In the event that a corporation is liquidated, the claims of secured and unsecured creditors and owners of bonds and preferred stock take precedence over the claims of those who own common stock.

The price of common stock is generally determined by corporate earnings, type of products or services offered, projected growth rates, experience of management, liquidity, and general market conditions for the markets on which the stock trades.


Although one or more of the other risks described in this SAI may apply, the largest risks associated with common stock include: Active Management Risk, Issuer Risk, Market Risk, and Small and Mid-Sized Company Risk.

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CONVERTIBLE SECURITIES

Convertible securities are bonds, debentures, notes, preferred stocks, or other securities that may be converted into common, preferred or other securities of the same or a different issuer within a particular period of time at a specified price. Some convertible securities, such as preferred equity-redemption cumulative stock (PERCs), have mandatory conversion features. Others are voluntary. A convertible security entitles the holder to receive interest normally paid or accrued on debt or the dividend paid on preferred stock until the convertible security matures or is redeemed, converted, or exchanged. Convertible securities have unique investment characteristics in that they generally (i) have higher yields than common stocks but lower yields than comparable non-convertible securities, (ii) are less subject to fluctuation in value than the underlying stock since they have fixed income characteristics, and (iii) provide the potential for capital appreciation if the market price of the underlying common stock increases.

The value of a convertible security is a function of its "investment value" (determined by its yield in comparison with the yields of other securities of comparable maturity and quality that do not have a conversion privilege) and its "conversion value" (the security's worth, at market value, if converted into the underlying common stock). The investment value of a convertible security is influenced by changes in interest rates, with investment value declining as interest rates increase and increasing as interest rates decline. The credit standing of the issuer and other factors also may have an effect on the convertible security's investment value. The conversion value of a convertible security is determined by the market price of the underlying common stock. If the conversion value is low relative to the investment value, the price of the convertible security is governed principally by its investment value. Generally, the conversion value decreases as the convertible security approaches maturity. To the extent the market price of the underlying common stock approaches or exceeds the conversion price, the price of the convertible security will be increasingly influenced by its conversion value. A convertible security generally will sell at a premium over its conversion value by the extent to which investors place value on the right to acquire the underlying common stock while holding a fixed income security.


Although one or more of the other risks described in this SAI may apply, the largest risks associated with convertible securities include: Active Management Risk, Interest Rate Risk, Issuer Risk, Market Risk, Prepayment and Extension Risk, and Reinvestment Risk.


CORPORATE BONDS

Corporate bonds are debt obligations issued by private corporations, as distinct from bonds issued by a government agency or a municipality. Corporate bonds typically have four distinguishing features: (1) they are taxable; (2) they have a par value of $1,000; (3) they have a term maturity, which means they come due all at once; and (4) many are traded on major exchanges. Corporate bonds are subject to the same concerns as other debt obligations. (See also Debt Obligations and High-Yield (High-Risk) Debt Securities (Junk Bonds).)


Corporate bonds may be either secured or unsecured. Unsecured corporate bonds are generally referred to as "debentures." See Appendix A for a discussion of securities ratings.

Although one or more of the other risks described in this SAI may apply, the largest risks associated with corporate bonds include: Active Management Risk, Credit Risk, Interest Rate Risk, Issuer Risk, Prepayment and Extension Risk, and Reinvestment Risk.


DEBT OBLIGATIONS

Many different types of debt obligations exist (for example, bills, bonds, or notes). Issuers of debt obligations have a contractual obligation to pay interest at a fixed, variable or floating rate on specified dates and to repay principal on a specified maturity date. Certain debt obligations (usually intermediate- and long-term bonds) have provisions that allow the issuer to redeem or "call" a bond before its maturity. Issuers are most likely to call these securities during periods of falling interest rates. When this happens, an investor may have to replace these securities with lower yielding securities, which could result in a lower return.

The market value of debt obligations is affected primarily by changes in prevailing interest rates and the issuers perceived ability to repay the debt. The market value of a debt obligation generally reacts inversely to interest rate changes. When prevailing interest rates decline, the price usually rises, and when prevailing interest rates rise, the price usually declines.


         RIVERSOURCE VARIABLE PORTFOLIO FUNDS - STATEMENT OF ADDITIONAL
                           INFORMATION - MARCH 1, 2006

In general, the longer the maturity of a debt obligation, the higher its yield and the greater the sensitivity to changes in interest rates. Conversely, the shorter the maturity, the lower the yield but the greater the price stability.

As noted, the values of debt obligations also may be affected by changes in the credit rating or financial condition of their issuers. Generally, the lower the quality rating of a security, the higher the degree of risk as to the payment of interest and return of principal. To compensate investors for taking on such increased risk, those issuers deemed to be less creditworthy generally must offer their investors higher interest rates than do issuers with better credit ratings. (See also Agency and Government Securities, Corporate Bonds, and High-Yield (High-Risk) Debt Securities (Junk Bonds).)


Generally, debt obligations that are investment grade are those that have been rated in one of the top four credit quality categories by two out of the three independent rating agencies. In the event that a debt obligation has been rated by only two agencies, the most conservative, or lower, rating must be in one of the top four credit quality categories in order for the security to be considered investment grade. If only one agency has rated the debt obligation, that rating must be in one of the top four credit quality categories for the security to be considered investment grade. See Appendix A for a discussion of securities ratings.

All ratings limitations are applied at the time of purchase. Subsequent to purchase, a debt security may cease to be rated or its rating may be reduced below the minimum required for purchase by a fund. Neither event will require the sale of such a security, but it will be a factor in considering whether to continue to hold the security. To the extent that ratings change as a result of changes in a rating agency or its rating system, a fund will attempt to use comparable ratings as standards for selecting investments.

Although one or more of the other risks described in this SAI may apply, the largest risks associated with debt obligations include: Active Management Risk, Credit Risk, Interest Rate Risk, Issuer Risk, Prepayment and Extension Risk, and Reinvestment Risk.


DEPOSITARY RECEIPTS

Some foreign securities are traded in the form of American Depositary Receipts
(ADRs). ADRs are receipts typically issued by a U.S. bank or trust company evidencing ownership of the underlying securities of foreign issuers. European Depositary Receipts (EDRs) and Global Depositary Receipts (GDRs) are receipts typically issued by foreign banks or trust companies, evidencing ownership of underlying securities issued by either a foreign or U.S. issuer. Generally, depositary receipts in registered form are designed for use in the U.S. and depositary receipts in bearer form are designed for use in securities markets outside the U.S. Depositary receipts may not necessarily be denominated in the same currency as the underlying securities into which they may be converted. Depositary receipts involve the risks of other investments in foreign securities. In addition, ADR holders may not have all the legal rights of shareholders and may experience difficulty in receiving shareholder communications. (See also Common Stock and Foreign Securities.)


Although one or more of the other risks described in this SAI may apply, the largest risks associated with depositary receipts include: Active Management Risk, Foreign/Emerging Markets Risk, Issuer Risk, and Market Risk.


DERIVATIVE INSTRUMENTS

Derivative instruments are commonly defined to include securities or contracts whose values depend, in whole or in part, on (or "derive" from) the value of one or more other assets, such as securities, currencies, or commodities.

A derivative instrument generally consists of, is based upon, or exhibits characteristics similar to options or forward contracts. Such instruments may be used to maintain cash reserves while remaining fully invested, to offset anticipated declines in values of investments, to facilitate trading, to reduce transaction costs, or to pursue higher investment returns. Derivative instruments are characterized by requiring little or no initial payment. Their value changes daily based on a security, a currency, a group of securities or currencies, or an index. A small change in the value of the underlying security, currency, or index can cause a sizable percentage gain or loss in the price of the derivative instrument.

Options and forward contracts are considered to be the basic "building blocks" of derivatives. For example, forward-based derivatives include forward contracts, swap contracts, and exchange-traded futures. Forward-based derivatives are sometimes referred to generically as "futures contracts." Option-based derivatives include privately negotiated, over-the-counter (OTC) options (including caps, floors, collars, and options on futures) and exchange-traded options on futures. Diverse types of derivatives may be created by combining options or futures in different ways, and by applying these structures to a wide range of underlying assets.


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OPTIONS. An option is a contract. A person who buys a call option for a security has the right to buy the security at a set price for the length of the contract. A person who sells a call option is called a writer. The writer of a call option agrees for the length of the contract to sell the security at the set price when the buyer wants to exercise the option, no matter what the market price of the security is at that time. A person who buys a put option has the right to sell a security at a set price for the length of the contract. A person who writes a put option agrees to buy the security at the set price if the purchaser wants to exercise the option during the length of the contract, no matter what the market price of the security is at that time. An option is covered if the writer owns the security (in the case of a call) or sets aside the cash or securities of equivalent value (in the case of a put) that would be required upon exercise.

The price paid by the buyer for an option is called a premium. In addition to the premium, the buyer generally pays a broker a commission. The writer receives a premium, less another commission, at the time the option is written. The premium received by the writer is retained whether or not the option is exercised. A writer of a call option may have to sell the security for a below-market price if the market price rises above the exercise price. A writer of a put option may have to pay an above-market price for the security if its market price decreases below the exercise price.

When an option is purchased, the buyer pays a premium and a commission. It then pays a second commission on the purchase or sale of the underlying security when the option is exercised. For record keeping and tax purposes, the price obtained on the sale of the underlying security is the combination of the exercise price, the premium, and both commissions.

One of the risks an investor assumes when it buys an option is the loss of the premium. To be beneficial to the investor, the price of the underlying security must change within the time set by the option contract. Furthermore, the change must be sufficient to cover the premium paid, the commissions paid both in the acquisition of the option and in a closing transaction or in the exercise of the option and sale (in the case of a call) or purchase (in the case of a put) of the underlying security. Even then, the price change in the underlying security does not ensure a profit since prices in the option market may not reflect such a change.


Options on many securities are listed on options exchanges. If a fund writes listed options, it will follow the rules of the options exchange. Options are valued at the close of the New York Stock Exchange. An option listed on a national exchange, Chicago Board Options Exchange, or NASDAQ will be valued at the last quoted sales price or, if such a price is not readily available, at the mean of the last bid and ask prices.


Options on certain securities are not actively traded on any exchange, but may be entered into directly with a dealer. These options may be more difficult to close. If an investor is unable to effect a closing purchase transaction, it will not be able to sell the underlying security until the call written by the investor expires or is exercised.

FUTURES CONTRACTS. A futures contract is a sales contract between a buyer (holding the "long" position) and a seller (holding the "short" position) for an asset with delivery deferred until a future date. The buyer agrees to pay a fixed price at the agreed future date and the seller agrees to deliver the asset. The seller hopes that the market price on the delivery date is less than the agreed upon price, while the buyer hopes for the contrary. Many futures contracts trade in a manner similar to the way a stock trades on a stock exchange and the commodity exchanges.

Generally, a futures contract is terminated by entering into an offsetting transaction. An offsetting transaction is effected by an investor taking an opposite position. At the time a futures contract is made, a good faith deposit called initial margin is set up. Daily thereafter, the futures contract is valued and the payment of variation margin is required so that each day a buyer would pay out cash in an amount equal to any decline in the contract's value or receive cash equal to any increase. At the time a futures contract is closed out, a nominal commission is paid, which is generally lower than the commission on a comparable transaction in the cash market.


Futures contracts may be based on various securities, securities indexes (such as the S&P 500 Index), foreign currencies and other financial instruments and indexes.


A fund may engage in futures and related options transactions to produce incremental earnings, to hedge existing positions, and to increase flexibility. The fund intends to comply with Rule 4.5 of the Commodity Futures Trading Commission (CFTC), under which a mutual fund is exempt from the definition of a "commodity pool operator." The fund, therefore, is not subject to registration or regulation as a pool operator, meaning that the fund may invest in futures contracts without registering with the CFTC.


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OPTIONS ON FUTURES CONTRACTS. Options on futures contracts give the holder a right to buy or sell futures contracts in the future. Unlike a futures contract, which requires the parties to the contract to buy and sell a security on a set date (some futures are settled in cash), an option on a futures contract merely entitles its holder to decide on or before a future date (within nine months of the date of issue) whether to enter into a contract. If the holder decides not to enter into the contract, all that is lost is the amount (premium) paid for the option. Further, because the value of the option is fixed at the point of sale, there are no daily payments of cash to reflect the change in the value of the underlying contract. However, since an option gives the buyer the right to enter into a contract at a set price for a fixed period of time, its value does change daily.

One of the risks in buying an option on a futures contract is the loss of the premium paid for the option. The risk involved in writing options on futures contracts an investor owns, or on securities held in its portfolio, is that there could be an increase in the market value of these contracts or securities. If that occurred, the option would be exercised and the asset sold at a lower price than the cash market price. To some extent, the risk of not realizing a gain could be reduced by entering into a closing transaction. An investor could enter into a closing transaction by purchasing an option with the same terms as the one previously sold. The cost to close the option and terminate the investor's obligation, however, might still result in a loss. Further, the investor might not be able to close the option because of insufficient activity in the options market. Purchasing options also limits the use of monies that might otherwise be available for long-term investments.

OPTIONS ON STOCK INDEXES. Options on stock indexes are securities traded on national securities exchanges. An option on a stock index is similar to an option on a futures contract except all settlements are in cash. A fund exercising a put, for example, would receive the difference between the exercise price and the current index level.

TAX AND ACCOUNTING TREATMENT. As permitted under federal income tax laws and to the extent a fund is allowed to invest in futures contracts, a fund would intend to identify futures contracts as mixed straddles and not mark them to market, that is, not treat them as having been sold at the end of the year at market value. If a fund is using short futures contracts for hedging purposes, the fund may be required to defer recognizing losses incurred on short futures contracts and on underlying securities.

Federal income tax treatment of gains or losses from transactions in options on futures contracts and indexes will depend on whether the option is a section 1256 contract. If the option is a non-equity option, a fund would either make a 1256(d) election and treat the option as a mixed straddle or mark to market the option at fiscal year end and treat the gain/loss as 40% short-term and 60% long-term.

The IRS has ruled publicly that an exchange-traded call option is a security for purposes of the 50%-of-assets test and that its issuer is the issuer of the underlying security, not the writer of the option, for purposes of the diversification requirements.

Accounting for futures contracts will be according to generally accepted accounting principles. Initial margin deposits will be recognized as assets due from a broker (a fund's agent in acquiring the futures position). During the period the futures contract is open, changes in value of the contract will be recognized as unrealized gains or losses by marking to market on a daily basis to reflect the market value of the contract at the end of each day's trading. Variation margin payments will be made or received depending upon whether gains or losses are incurred. All contracts and options will be valued at the last-quoted sales price on their primary exchange.

OTHER RISKS OF DERIVATIVES.

The primary risk of derivatives is the same as the risk of the underlying asset, namely that the value of the underlying asset may go up or down. Adverse movements in the value of an underlying asset can expose an investor to losses. Derivative instruments may include elements of leverage and, accordingly, the fluctuation of the value of the derivative instrument in relation to the underlying asset may be magnified. The successful use of derivative instruments depends upon a variety of factors, particularly the investment manager's ability to predict movements of the securities, currencies, and commodity markets, which requires different skills than predicting changes in the prices of individual securities. There can be no assurance that any particular strategy will succeed.


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Another risk is the risk that a loss may be sustained as a result of the failure of a counterparty to comply with the terms of a derivative instrument. The counterparty risk for exchange-traded derivative instruments is generally less than for privately-negotiated or OTC derivative instruments, since generally a clearing agency, which is the issuer or counterparty to each exchange-traded instrument, provides a guarantee of performance. For privately-negotiated instruments, there is no similar clearing agency guarantee. In all transactions, an investor will bear the risk that the counterparty will default, and this could result in a loss of the expected benefit of the derivative transaction and possibly other losses.

When a derivative transaction is used to completely hedge another position, changes in the market value of the combined position (the derivative instrument plus the position being hedged) result from an imperfect correlation between the price movements of the two instruments. With a perfect hedge, the value of the combined position remains unchanged for any change in the price of the underlying asset. With an imperfect hedge, the values of the derivative instrument and its hedge are not perfectly correlated. For example, if the value of a derivative instrument used in a short hedge (such as writing a call option, buying a put option, or selling a futures contract) increased by less than the decline in value of the hedged investment, the hedge would not be perfectly correlated. Such a lack of correlation might occur due to factors unrelated to the value of the investments being hedged, such as speculative or other pressures on the markets in which these instruments are traded.

Derivatives also are subject to the risk that they cannot be sold, closed out, or replaced quickly at or very close to their fundamental value. Generally, exchange contracts are very liquid because the exchange clearinghouse is the counterparty of every contract. OTC transactions are less liquid than exchange-traded derivatives since they often can only be closed out with the other party to the transaction.

Another risk is caused by the legal unenforcibility of a party's obligations under the derivative. A counterparty that has lost money in a derivative transaction may try to avoid payment by exploiting various legal uncertainties about certain derivative products.

(See also Foreign Currency Transactions.)


Although one or more of the other risks described in this SAI may apply, the largest risks associated with derivative instruments include: Active Management Risk, Derivatives Risk, and Liquidity Risk.


EXCHANGE-TRADED FUNDS

Exchange-traded funds (ETFs) represent shares of ownership in mutual funds, unit investment trusts or depositary receipts. ETFs hold portfolios of securities that closely track the performance and dividend yield of specific domestic or foreign market indexes.


Although one or more of the other risks described in this SAI may apply, the largest risks associated with ETFs include: Active Management Risk and Market Risk.


FOREIGN CURRENCY TRANSACTIONS

Investments in foreign countries usually involve currencies of foreign countries. In addition, a fund may hold cash and cash equivalent investments in foreign currencies. As a result, the value of a fund's assets as measured in U.S. dollars may be affected favorably or unfavorably by changes in currency exchange rates and exchange control regulations. Also, a fund may incur costs in connection with conversions between various currencies. Currency exchange rates may fluctuate significantly over short periods of time causing a fund's NAV to fluctuate. Currency exchange rates are generally determined by the forces of supply and demand in the foreign exchange markets, actual or anticipated changes in interest rates, and other complex factors. Currency exchange rates also can be affected by the intervention of U.S. or foreign governments or central banks, or the failure to intervene, or by currency controls or political developments.

SPOT RATES AND DERIVATIVE INSTRUMENTS. A fund may conduct its foreign currency exchange transactions either at the spot (cash) rate prevailing in the foreign currency exchange market or by entering into forward currency exchange contracts (forward contracts). (See also Derivative Instruments.) These contracts are traded in the interbank market conducted directly between currency traders (usually large commercial banks) and their customers. Because foreign currency transactions occurring in the interbank market might involve substantially larger amounts than those involved in the use of such derivative instruments, a fund could be disadvantaged by having to deal in the odd lot market for the underlying foreign currencies at prices that are less favorable than for round lots.


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A fund may enter into forward contracts for a variety of reasons. A fund may enter into forward contracts to settle a security transaction or handle dividend and interest collection. When a fund enters into a contract for the purchase or sale of a security denominated in a foreign currency or has been notified of a dividend or interest payment, it may desire to lock in the price of the security or the amount of the payment in dollars. By entering into a forward contract, a fund would be able to protect itself against a possible loss resulting from an adverse change in the relationship between different currencies from the date the security is purchased or sold to the date on which payment is made or received or when the dividend or interest is actually received.

A fund may enter into forward contracts when management of the fund believes the currency of a particular foreign country may decline in value relative to another currency. When selling currencies forward in this fashion, a fund may seek to hedge the value of foreign securities it holds against an adverse move in exchange rates. The precise matching of forward contract amounts and the value of securities involved generally will not be possible since the future value of securities in foreign currencies more than likely will change between the date the forward contract is entered into and the date it matures. The projection of short-term currency market movements is extremely difficult and successful execution of a short-term hedging strategy is highly uncertain. A fund would not enter into such forward contracts or maintain a net exposure to such contracts when consummating the contracts would obligate it to deliver an amount of foreign currency in excess of the value of its securities or other assets denominated in that currency.

A fund may designate cash or securities in an amount equal to the value of the fund's total assets committed to consummating forward contracts entered into under the circumstance set forth immediately above. If the value of the securities declines, additional cash or securities will be designated on a daily basis so that the value of the cash or securities will equal the amount of the fund's commitments on such contracts.

This method of protecting the value of the fund's securities against a decline in the value of a currency does not eliminate fluctuations in the underlying prices of the securities. It simply establishes a rate of exchange that can be achieved at some point in time. Although forward contracts tend to minimize the risk of loss due to a decline in value of hedged currency, they tend to limit any potential gain that might result should the value of such currency increase.


A fund also may enter into forward contracts when its management believes the currency of a particular country will increase in value relative to another currency. A fund may buy currencies forward to gain exposure to a currency without incurring the additional costs of purchasing securities denominated in that currency.


At maturity of a forward contract, a fund may either deliver (if a contract to sell) or take delivery of (if a contract to buy) the foreign currency or terminate its contractual obligation by entering into an offsetting contract with the same currency trader, the same maturity date, and covering the same amount of foreign currency.

If a fund engages in an offsetting transaction, it would incur a gain or loss to the extent there has been movement in forward contract prices. If a fund engages in an offsetting transaction, it may subsequently enter into a new forward contract to buy or sell the foreign currency.

Although a fund values its assets each business day in terms of U.S. dollars, it may not intend to convert its foreign currencies into U.S. dollars on a daily basis. It would do so from time to time, and shareholders should be aware of currency conversion costs. Although foreign exchange dealers do not charge a fee for conversion, they do realize a profit based on the difference (spread) between the prices at which they are buying and selling various currencies. Thus, a dealer may offer to sell a foreign currency to a fund at one rate, while offering a lesser rate of exchange should a fund desire to resell that currency to the dealer.

OPTIONS ON FOREIGN CURRENCIES. A fund may buy put and call options and write covered call and cash-secured put options on foreign currencies for hedging purposes and to gain exposure to foreign currencies. For example, a decline in the dollar value of a foreign currency in which securities are denominated will reduce the dollar value of such securities, even if their value in the foreign currency remains constant. In order to protect against the diminutions in the value of securities, a fund may buy put options on the foreign currency. If the value of the currency does decline, a fund would have the right to sell the currency for a fixed amount in dollars and would offset, in whole or in part, the adverse effect on its portfolio that otherwise would have resulted.


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Conversely, where a change in the dollar value of a currency would increase the cost of securities a fund plans to buy, or where a fund would benefit from increased exposure to the currency, a fund may buy call options on the foreign currency. The purchase of the options could offset, at least partially, the changes in exchange rates.

As in the case of other types of options, however, the benefit to a fund derived from purchases of foreign currency options would be reduced by the amount of the premium and related transaction costs. In addition, where currency exchange rates do not move in the direction or to the extent anticipated, a fund could sustain losses on transactions in foreign currency options that would require it to forego a portion or all of the benefits of advantageous changes in rates.

A fund may write options on foreign currencies for the same types of purposes. For example, when a fund anticipates a decline in the dollar value of foreign-denominated securities due to adverse fluctuations in exchange rates it could, instead of purchasing a put option, write a call option on the relevant currency. If the expected decline occurs, the option would most likely not be exercised and the diminution in value of securities would be fully or partially offset by the amount of the premium received.

Similarly, instead of purchasing a call option when a foreign currency is expected to appreciate, a fund could write a put option on the relevant currency. If rates move in the manner projected, the put option would expire unexercised and allow the fund to hedge increased cost up to the amount of the premium.

As in the case of other types of options, however, the writing of a foreign currency option will constitute only a partial hedge up to the amount of the premium, and only if rates move in the expected direction. If this does not occur, the option may be exercised and the fund would be required to buy or sell the underlying currency at a loss that may not be offset by the amount of the premium. Through the writing of options on foreign currencies, the fund also may be required to forego all or a portion of the benefits that might otherwise have been obtained from favorable movements on exchange rates.

All options written on foreign currencies will be covered. An option written on foreign currencies is covered if a fund holds currency sufficient to cover the option or has an absolute and immediate right to acquire that currency without additional cash consideration upon conversion of assets denominated in that currency or exchange of other currency held in its portfolio. An option writer could lose amounts substantially in excess of its initial investments, due to the margin and collateral requirements associated with such positions.

Options on foreign currencies are traded through financial institutions acting as market-makers, although foreign currency options also are traded on certain national securities exchanges, such as the Philadelphia Stock Exchange and the Chicago Board Options Exchange, subject to SEC regulation. In an over-the-counter trading environment, many of the protections afforded to exchange participants will not be available. For example, there are no daily price fluctuation limits, and adverse market movements could therefore continue to an unlimited extent over a period of time. Although the purchaser of an option cannot lose more than the amount of the premium plus related transaction costs, this entire amount could be lost.

Foreign currency option positions entered into on a national securities exchange are cleared and guaranteed by the Options Clearing Corporation (OCC), thereby reducing the risk of counterparty default. Further, a liquid secondary market in options traded on a national securities exchange may be more readily available than in the over-the-counter market, potentially permitting a fund to liquidate open positions at a profit prior to exercise or expiration, or to limit losses in the event of adverse market movements.

The purchase and sale of exchange-traded foreign currency options, however, is subject to the risks of availability of a liquid secondary market described above, as well as the risks regarding adverse market movements, margining of options written, the nature of the foreign currency market, possible intervention by governmental authorities and the effects of other political and economic events. In addition, exchange-traded options on foreign currencies involve certain risks not presented by the over-the-counter market. For example, exercise and settlement of such options must be made exclusively through the OCC, which has established banking relationships in certain foreign countries for that purpose. As a result, the OCC may, if it determines that foreign governmental restrictions or taxes would prevent the orderly settlement of foreign currency option exercises, or would result in undue burdens on OCC or its clearing member, impose special procedures on exercise and settlement, such as technical changes in the mechanics of delivery of currency, the fixing of dollar settlement prices or prohibitions on exercise.


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FOREIGN CURRENCY FUTURES AND RELATED OPTIONS. A fund may enter into currency futures contracts to buy or sell currencies. It also may buy put and call options and write covered call and cash-secured put options on currency futures. Currency futures contracts are similar to currency forward contracts, except that they are traded on exchanges (and have margin requirements) and are standardized as to contract size and delivery date. Most currency futures call for payment of delivery in U.S. dollars. A fund may use currency futures for the same purposes as currency forward contracts, subject to CFTC limitations.


Currency futures and options on futures values can be expected to correlate with exchange rates, but will not reflect other factors that may affect the value of the fund's investments. A currency hedge, for example, should protect a Yen-denominated bond against a decline in the Yen, but will not protect a fund against price decline if the issuer's creditworthiness deteriorates. Because the value of a fund's investments denominated in foreign currency will change in response to many factors other than exchange rates, it may not be possible to match the amount of a forward contract to the value of a fund's investments denominated in that currency over time.

A fund will hold securities or other options or futures positions whose values are expected to offset its obligations. The fund would not enter into an option or futures position that exposes the fund to an obligation to another party unless it owns either (i) an offsetting position in securities or (ii) cash, receivables and short-term debt securities with a value sufficient to cover its potential obligations.

(See also Derivative Instruments and Foreign Securities.)


Although one or more of the other risks described in this SAI may apply, the largest risks associated with foreign currency transactions include: Active Management Risk, Derivatives Risk, Interest Rate Risk, and Liquidity Risk.


FOREIGN SECURITIES

Foreign securities, foreign currencies, and securities issued by U.S. entities with substantial foreign operations involve special risks, including those set forth below, which are not typically associated with investing in U.S. securities. Foreign companies are not generally subject to uniform accounting, auditing, and financial reporting standards comparable to those applicable to domestic companies. Additionally, many foreign stock markets, while growing in volume of trading activity, have substantially less volume than the New York Stock Exchange, and securities of some foreign companies are less liquid and more volatile than securities of domestic companies. Similarly, volume and liquidity in most foreign bond markets are less than the volume and liquidity in the U.S. and, at times, volatility of price can be greater than in the U.S. Further, foreign markets have different clearance, settlement, registration, and communication procedures and in certain markets there have been times when settlements have been unable to keep pace with the volume of securities transactions making it difficult to conduct such transactions. Delays in such procedures could result in temporary periods when assets are uninvested and no return is earned on them. The inability of an investor to make intended security purchases due to such problems could cause the investor to miss attractive investment opportunities. Payment for securities without delivery may be required in certain foreign markets and, when participating in new issues, some foreign countries require payment to be made in advance of issuance (at the time of issuance, the market value of the security may be more or less than the purchase price). Some foreign markets also have compulsory depositories (i.e., an investor does not have a choice as to where the securities are held). Fixed commissions on some foreign stock exchanges are generally higher than negotiated commissions on U.S. exchanges. Further, an investor may encounter difficulties or be unable to pursue legal remedies and obtain judgments in foreign courts. There is generally less government supervision and regulation of business and industry practices, stock exchanges, brokers, and listed companies than in the U.S. It may be more difficult for an investor's agents to keep currently informed about corporate actions such as stock dividends or other matters that may affect the prices of portfolio securities. Communications between the U.S. and foreign countries may be less reliable than within the U.S., thus increasing the risk of delays or loss of certificates for portfolio securities. In addition, with respect to certain foreign countries, there is the possibility of nationalization, expropriation, the imposition of additional withholding or confiscatory taxes, political, social, or economic instability, diplomatic developments that could affect investments in those countries, or other unforeseen actions by regulatory bodies (such as changes to settlement or custody procedures).

The risks of foreign investing may be magnified for investments in emerging markets, which may have relatively unstable governments, economies based on only a few industries, and securities markets that trade a small number of securities.


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The introduction of a single currency, the euro, on Jan. 1, 1999 for participating European nations in the Economic and Monetary Union (EU) presents unique uncertainties, including the legal treatment of certain outstanding financial contracts after Jan. 1, 1999 that refer to existing currencies rather than the euro; the establishment and maintenance of exchange rates; the fluctuation of the euro relative to non-euro currencies; whether the interest rate, tax or labor regimes of European countries participating in the euro will converge over time; and whether the conversion of the currencies of other EU countries such as the United Kingdom and Denmark into the euro and the admission of other non-EU countries such as Poland, Latvia, and Lithuania as members of the EU may have an impact on the euro.


Although one or more of the other risks described in this SAI may apply, the largest risks associated with foreign securities include: Active Management Risk, Foreign/Emerging Markets Risk, and Issuer Risk.


FUNDING AGREEMENTS


A fund may invest in funding agreements issued by domestic insurance companies. Funding agreements are short-term, privately placed, debt obligations of insurance companies that offer a fixed- or floating-rate of interest. These investments are not readily marketable and therefore are considered to be illiquid securities. (See also Illiquid and Restricted Securities.)


Although one or more of the other risks described in this SAI may apply, the largest risks associated with funding agreements include: Credit Risk and Liquidity Risk.


HIGH-YIELD DEBT SECURITIES (JUNK BONDS)


High yield (high-risk) debt securities are sometimes referred to as junk bonds. They are non-investment grade (lower quality) securities that have speculative characteristics. Lower quality securities, while generally offering higher yields than investment grade securities with similar maturities, involve greater risks, including the possibility of default or bankruptcy. They are regarded as predominantly speculative with respect to the issuer's capacity to pay interest and repay principal. The special risk considerations in connection with investments in these securities are discussed below.


See Appendix A for a discussion of securities ratings. (See also Debt Obligations.)


All interest-bearing securities typically experience appreciation when interest rates decline and depreciation when interest rates rise. The market values of lower-quality and comparable unrated securities tend to reflect individual corporate developments to a greater extent than do higher rated securities, which react primarily to fluctuations in the general level of interest rates. Lower-quality and comparable unrated securities also tend to be more sensitive to economic conditions than are higher-rated securities. As a result, they generally involve more credit risks than securities in the higher-rated categories. During an economic downturn or a sustained period of rising interest rates, highly leveraged issuers of lower-quality securities may experience financial stress and may not have sufficient revenues to meet their payment obligations. The issuer's ability to service its debt obligations also may be adversely affected by specific corporate developments, the issuer's inability to meet specific projected business forecasts, or the unavailability of additional financing. The risk of loss due to default by an issuer of these securities is significantly greater than issuers of higher-rated securities because such securities are generally unsecured and are often subordinated to other creditors. Further, if the issuer of a lower quality security defaulted, an investor might incur additional expenses to seek recovery.

Credit ratings issued by credit rating agencies are designed to evaluate the safety of principal and interest payments of rated securities. They do not, however, evaluate the market value risk of lower-quality securities and, therefore, may not fully reflect the true risks of an investment. In addition, credit rating agencies may or may not make timely changes in a rating to reflect changes in the economy or in the condition of the issuer that affect the market value of the securities. Consequently, credit ratings are used only as a preliminary indicator of investment quality.

An investor may have difficulty disposing of certain lower-quality and comparable unrated securities because there may be a thin trading market for such securities. Because not all dealers maintain markets in all lower quality and comparable unrated securities, there is no established retail secondary market for many of these securities. To the extent a secondary trading market does exist, it is generally not as liquid as the secondary market for higher-rated securities. The lack of a liquid secondary market may have an adverse impact on the market price of the security. The lack of a liquid secondary market for certain securities also may make it more difficult for an investor to obtain accurate market quotations. Market quotations are generally available on many lower-quality and comparable unrated issues only from a limited number of dealers and may not necessarily represent firm bids of such dealers or prices for actual sales.


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Legislation may be adopted from time to time designed to limit the use of certain lower quality and comparable unrated securities by certain issuers.


Although one or more of the other risks described in this SAI may apply, the largest risks associated with high-yield (high-risk) securities include: Active Management Risk, Credit Risk, Interest Rate Risk, and Prepayment and Extension Risk.


ILLIQUID AND RESTRICTED SECURITIES

Illiquid securities are securities that are not readily marketable. These securities may include, but are not limited to, certain securities that are subject to legal or contractual restrictions on resale, certain repurchase agreements, and derivative instruments. To the extent a fund invests in illiquid or restricted securities, it may encounter difficulty in determining a market value for the securities. Disposing of illiquid or restricted securities may involve time-consuming negotiations and legal expense, and it may be difficult or impossible for a fund to sell the investment promptly and at an acceptable price.


In determining the liquidity of all securities and derivatives, such as Rule 144A securities, which are unregistered securities offered to qualified institutional buyers, and interest-only and principal-only fixed mortgage-backed securities (IOs and POs) issued by the U.S. government or its agencies and instrumentalities the investment manager, under guidelines established by the Board, will consider any relevant factors including the frequency of trades, the number of dealers willing to purchase or sell the security and the nature of marketplace trades.

Although one or more of the other risks described in this SAI may apply, the largest risks associated with illiquid and restricted securities include: Active Management Risk and Liquidity Risk.


INDEXED SECURITIES

The value of indexed securities is linked to currencies, interest rates, commodities, indexes, or other financial indicators. Most indexed securities are short- to intermediate-term fixed income securities whose values at maturity or interest rates rise or fall according to the change in one or more specified underlying instruments. Indexed securities may be more volatile than the underlying instrument itself and they may be less liquid than the securities represented by the index. (See also Derivative Instruments.)


Although one or more of the other risks described in this SAI may apply, the largest risks associated with indexed securities include: Active Management Risk, Liquidity Risk, and Market Risk.


INFLATION PROTECTED SECURITIES


Inflation is a general rise in prices of goods and services. Inflation erodes the purchasing power of an investor's assets. For example, if an investment provides a total return of 7% in a given year and inflation is 3% during that period, the inflation-adjusted, or real, return is 4%. Inflation-protected securities are debt securities whose principal and/or interest payments are adjusted for inflation, unlike debt securities that make fixed principal and interest payments. One type of inflation-protected debt security is issued by the U.S. Treasury. The principal of these securities is adjusted for inflation as indicated by the Consumer Price Index for Urban Consumers (CPI) and interest is paid on the adjusted amount. The CPI is a measurement of changes in the cost of living, made up of components such as housing, food, transportation and energy.


If the CPI falls, the principal value of inflation-protected securities will be adjusted downward, and consequently the interest payable on these securities (calculated with respect to a smaller principal amount) will be reduced. Conversely, if the CPI rises, the principal value of inflation-protected securities will be adjusted upward, and consequently the interest payable on these securities will be increased. Repayment of the original bond principal upon maturity is guaranteed in the case of U.S. Treasury inflation-protected securities, even during a period of deflation. However, the current market value of the inflation-protected securities is not guaranteed and will fluctuate. Other inflation-indexed securities include inflation-related bonds, which may or may not provide a similar guarantee. If a guarantee of principal is not provided, the adjusted principal value of the bond repaid at maturity may be less than the original principal.

Other issuers of inflation-protected debt securities include other U.S. government agencies or instrumentalities, corporations and foreign governments. There can be no assurance that the CPI or any foreign inflation index will accurately measure the real rate of inflation in the prices of goods and services. Moreover, there can be no assurance that the rate of inflation in a foreign country will be correlated to the rate of inflation in the United States.

If interest rates rise due to reasons other than inflation (for example, due to changes in currency exchange rates), investors in these securities may not be protected to the extent that the increase is not reflected in the bond's inflation measure.


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Any increase in principal for an inflation-protected security resulting from inflation adjustments is considered by IRS regulations to be taxable income in the year it occurs. For direct holders of an inflation-protected security, this means that taxes must be paid on principal adjustments even though these amounts are not received until the bond matures. By contrast, a fund holding these securities distributes both interest income and the income attributable to principal adjustments in the form of cash or reinvested shares, which are taxable to shareholders.

Although one or more of the other risks described in this SAI may apply, the largest risks associated with inflation-protected securities include: Interest Rate Risk and Market Risk.

INVERSE FLOATERS

Inverse floaters are created by underwriters using the interest payment on securities. A portion of the interest received is paid to holders of instruments based on current interest rates for short-term securities. The remainder, minus a servicing fee, is paid to holders of inverse floaters. As interest rates go down, the holders of the inverse floaters receive more income and an increase in the price for the inverse floaters. As interest rates go up, the holders of the inverse floaters receive less income and a decrease in the price for the inverse floaters. (See also Derivative Instruments.)


Although one or more of the other risks described in this SAI may apply, the largest risks associated with inverse floaters include: Active Management Risk and Interest Rate Risk.


INVESTMENT COMPANIES

Investing in securities issued by registered and unregistered investment companies may involve the duplication of advisory fees and certain other expenses.


Although one or more of the other risks described in this SAI may apply, the largest risks associated with the securities of other investment companies include: Active Management Risk and Market Risk.


LENDING OF PORTFOLIO SECURITIES


A fund may lend certain of its portfolio securities. The current policy of the Board is to make these loans, either long- or short-term, to broker-dealers. In making loans, the lender receives the market price in cash, U.S. government securities, letters of credit, or such other collateral as may be permitted by regulatory agencies and approved by the Board. If the market price of the loaned securities goes up, the lender will get additional collateral on a daily basis. If the market price of the loaned securities goes down, the borrower may request that some collateral be returned. The risks are that the borrower may not provide additional collateral when required or return the securities when due. During the existence of the loan, the lender receives cash payments equivalent to all interest or other distributions paid on the loaned securities. The lender may pay reasonable administrative and custodial fees in connection with a loan and may pay a negotiated portion of the interest earned on the cash or money market instruments held as collateral to the borrower or placing broker. The lender will receive reasonable interest on the loan or a flat fee from the borrower and amounts equivalent to any dividends, interest, or other distributions on the securities loaned.

Although one or more of the other risks described in this SAI may apply, the largest risks associated with the lending of portfolio securities include:
Active Management Risk and Credit Risk.


LOAN PARTICIPATIONS

Loans, loan participations, and interests in securitized loan pools are interests in amounts owed by a corporate, governmental, or other borrower to a lender or consortium of lenders (typically banks, insurance companies, investment banks, government agencies, or international agencies). Loans involve a risk of loss in case of default or insolvency of the borrower and may offer less legal protection to an investor in the event of fraud or misrepresentation.


Although one or more of the other risks described in this SAI may apply, the largest risks associated with loan participations include: Active Management Risk and Credit Risk.

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MORTGAGE- AND ASSET-BACKED SECURITIES

Mortgage-backed securities represent direct or indirect participations in, or are secured by and payable from, mortgage loans secured by real property, and include single- and multi-class pass-through securities and Collateralized Mortgage Obligations (CMOs). These securities may be issued or guaranteed by U.S. government agencies or instrumentalities (see also Agency and Government Securities), or by private issuers, generally originators and investors in mortgage loans, including savings associations, mortgage bankers, commercial banks, investment bankers, and special purpose entities. Mortgage-backed securities issued by private lenders may be supported by pools of mortgage loans or other mortgage-backed securities that are guaranteed, directly or indirectly, by the U.S. government or one of its agencies or instrumentalities, or they may be issued without any governmental guarantee of the underlying mortgage assets but with some form of non-governmental credit enhancement. Commercial mortgage-backed securities (CMBS) are a specific type of mortgage-backed security collateralized by a pool of mortgages on commercial real estate.

Stripped mortgage-backed securities are a type of mortgage-backed security that receive differing proportions of the interest and principal payments from the underlying assets. Generally, there are two classes of stripped mortgage-backed securities: Interest Only (IO) and Principal Only (PO). IOs entitle the holder to receive distributions consisting of all or a portion of the interest on the underlying pool of mortgage loans or mortgage-backed securities. POs entitle the holder to receive distributions consisting of all or a portion of the principal of the underlying pool of mortgage loans or mortgage-backed securities. The cash flows and yields on IOs and POs are extremely sensitive to the rate of principal payments (including prepayments) on the underlying mortgage loans or mortgage-backed securities. A rapid rate of principal payments may adversely affect the yield to maturity of IOs. A slow rate of principal payments may adversely affect the yield to maturity of POs. If prepayments of principal are greater than anticipated, an investor in IOs may incur substantial losses. If prepayments of principal are slower than anticipated, the yield on a PO will be affected more severely than would be the case with a traditional mortgage-backed security.

CMOs are hybrid mortgage-related instruments secured by pools of mortgage loans or other mortgage-related securities, such as mortgage pass through securities or stripped mortgage-backed securities. CMOs may be structured into multiple classes, often referred to as "tranches," with each class bearing a different stated maturity and entitled to a different schedule for payments of principal and interest, including prepayments. Principal prepayments on collateral underlying a CMO may cause it to be retired substantially earlier than its stated maturity.

The yield characteristics of mortgage-backed securities differ from those of other debt securities. Among the differences are that interest and principal payments are made more frequently on mortgage-backed securities, usually monthly, and principal may be repaid at any time. These factors may reduce the expected yield.

Asset-backed securities have structural characteristics similar to mortgage-backed securities. Asset-backed debt obligations represent direct or indirect participation in, or secured by and payable from, assets such as motor vehicle installment sales contracts, other installment loan contracts, home equity loans, leases of various types of property, and receivables from credit card or other revolving credit arrangements. The credit quality of most asset-backed securities depends primarily on the credit quality of the assets underlying such securities, how well the entity issuing the security is insulated from the credit risk of the originator or any other affiliated entities, and the amount and quality of any credit enhancement of the securities. Payments or distributions of principal and interest on asset-backed debt obligations may be supported by non-governmental credit enhancements including letters of credit, reserve funds, overcollateralization, and guarantees by third parties. The market for privately issued asset-backed debt obligations is smaller and less liquid than the market for government sponsored mortgage-backed securities. (See also Derivative Instruments.)


Although one or more of the other risks described in this SAI may apply, the largest risks associated with mortgage- and asset-backed securities include:
Active Management Risk, Credit Risk, Interest Rate Risk, Liquidity Risk, and Prepayment and Extension Risk.

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MORTGAGE DOLLAR ROLLS

Mortgage dollar rolls are investments in which an investor sells mortgage-backed securities for delivery in the current month and simultaneously contracts to purchase substantially similar securities on a specified future date. While an investor foregoes principal and interest paid on the mortgage-backed securities during the roll period, the investor is compensated by the difference between the current sales price and the lower price for the future purchase as well as by any interest earned on the proceeds of the initial sale. The investor also could be compensated through the receipt of fee income equivalent to a lower forward price.


Although one or more of the other risks described in this SAI may apply, the largest risks associated with mortgage dollar rolls include: Active Management Risk, Credit Risk, and Interest Rate Risk.


MUNICIPAL OBLIGATIONS

Municipal obligations include debt obligations issued by or on behalf of states, territories, possessions, or sovereign nations within the territorial boundaries of the United States (including the District of Columbia and Puerto Rico). The interest on these obligations is generally exempt from federal income tax. Municipal obligations are generally classified as either "general obligations" or "revenue obligations."

General obligation bonds are secured by the issuer's pledge of its full faith, credit, and taxing power for the payment of interest and principal. Revenue bonds are payable only from the revenues derived from a project or facility or from the proceeds of a specified revenue source. Industrial development bonds are generally revenue bonds secured by payments from and the credit of private users. Municipal notes are issued to meet the short-term funding requirements of state, regional, and local governments. Municipal notes include tax anticipation notes, bond anticipation notes, revenue anticipation notes, tax and revenue anticipation notes, construction loan notes, short-term discount notes, tax-exempt commercial paper, demand notes, and similar instruments.

Municipal lease obligations may take the form of a lease, an installment purchase, or a conditional sales contract. They are issued by state and local governments and authorities to acquire land, equipment, and facilities. An investor may purchase these obligations directly, or it may purchase participation interests in such obligations. Municipal leases may be subject to greater risks than general obligation or revenue bonds. State constitutions and statutes set forth requirements that states or municipalities must meet in order to issue municipal obligations. Municipal leases may contain a covenant by the state or municipality to budget for and make payments due under the obligation. Certain municipal leases may, however, provide that the issuer is not obligated to make payments on the obligation in future years unless funds have been appropriated for this purpose each year.


Yields on municipal bonds and notes depend on a variety of factors, including money market conditions, municipal bond market conditions, the size of a particular offering, the maturity of the obligation, and the rating of the issue. The municipal bond market has a large number of different issuers, many having smaller sized bond issues, and a wide choice of different maturities within each issue. For these reasons, most municipal bonds do not trade on a daily basis and many trade only rarely. Because many of these bonds trade infrequently, the spread between the bid and offer may be wider and the time needed to develop a bid or an offer may be longer than other security markets. See Appendix A for a discussion of securities ratings. (See also Debt Obligations.)


TAXABLE MUNICIPAL OBLIGATIONS. There is another type of municipal obligation that is subject to federal income tax for a variety of reasons. These municipal obligations do not qualify for the federal income exemption because (a) they did not receive necessary authorization for tax-exempt treatment from state or local government authorities, (b) they exceed certain regulatory limitations on the cost of issuance for tax-exempt financing or (c) they finance public or private activities that do not qualify for the federal income tax exemption. These non-qualifying activities might include, for example, certain types of multi-family housing, certain professional and local sports facilities, refinancing of certain municipal debt, and borrowing to replenish a municipality's underfunded pension plan.


Although one or more of the other risks described in this SAI may apply, the largest risks associated with municipal obligations include: Credit Risk, Inflation Risk, Interest Rate Risk, and Market Risk.

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PREFERRED STOCK

Preferred stock is a type of stock that pays dividends at a specified rate and that has preference over common stock in the payment of dividends and the liquidation of assets. Preferred stock does not ordinarily carry voting rights.

The price of a preferred stock is generally determined by earnings, type of products or services, projected growth rates, experience of management, liquidity, and general market conditions of the markets on which the stock trades.


Although one or more of the other risks described in this SAI may apply, the largest risks associated with preferred stock include: Active Management Risk, Issuer Risk, and Market Risk.


REAL ESTATE INVESTMENT TRUSTS

Real estate investment trusts (REITs) are pooled investment vehicles that manage a portfolio of real estate or real estate related loans to earn profits for their shareholders. REITs are generally classified as equity REITs, mortgage REITs or a combination of equity and mortgage REITs. Equity REITs invest the majority of their assets directly in real property, such as shopping centers, nursing homes, office buildings, apartment complexes, and hotels, and derive income primarily from the collection of rents. Equity REITs can also realize capital gains by selling properties that have appreciated in value. Mortgage REITs invest the majority of their assets in real estate mortgages and derive income from the collection of interest payments. REITs can be subject to extreme volatility due to fluctuations in the demand for real estate, changes in interest rates, and adverse economic conditions. Similar to investment companies, REITs are not taxed on income distributed to shareholders provided they comply with certain requirements under the tax law. The failure of a REIT to continue to qualify as a REIT for tax purposes can materially affect its value. A fund will indirectly bear its proportionate share of any expenses paid by a REIT in which it invests.


REITs often do not provide complete tax information until after the calendar year-end. Consequently, because of the delay, it may be necessary for a fund investing in REITs to request permission to extend the deadline for issuance of Forms 1099-DIV beyond January 31.

Although one or more of the other risks described in this SAI may apply, the largest risks associated with REITs include: Active Management Risk, Interest Rate Risk, Issuer Risk and Market Risk.


REPURCHASE AGREEMENTS

Repurchase agreements may be entered into with certain banks or non-bank dealers. In a repurchase agreement, the purchaser buys a security at one price, and at the time of sale, the seller agrees to repurchase the obligation at a mutually agreed upon time and price (usually within seven days). The repurchase agreement determines the yield during the purchaser's holding period, while the seller's obligation to repurchase is secured by the value of the underlying security. Repurchase agreements could involve certain risks in the event of a default or insolvency of the other party to the agreement, including possible delays or restrictions upon the purchaser's ability to dispose of the underlying securities.


Although one or more of the other risks described in this SAI may apply, the largest risks associated with repurchase agreements include: Active Management Risk and Credit Risk.


REVERSE REPURCHASE AGREEMENTS

In a reverse repurchase agreement, an investor sells a security and enters into an agreement to repurchase the security at a specified future date and price. The investor generally retains the right to interest and principal payments on the security. Since the investor receives cash upon entering into a reverse repurchase agreement, it may be considered a borrowing. (See also Derivative Instruments.)


Although one or more of the other risks described in this SAI may apply, the largest risks associated with reverse repurchase agreements include: Active Management Risk, Credit Risk, and Interest Rate Risk.

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SHORT SALES


With short sales, an investor sells a security that it does not own in anticipation of a decline in the market value of the security. To complete the transaction, the investor must borrow the security to make delivery to the buyer. The investor is obligated to replace the security that was borrowed by purchasing it at the market price at the time of replacement. The price at such time may be more or less than the price at which the investor sold the security. A fund that is allowed to engage in short sales will designate cash or liquid securities to cover its open short positions. Those funds also may engage in "short sales against the box," a form of short-selling that involves selling a security that an investor owns (or has an unconditioned right to purchase) for delivery at a specified date in the future. This technique allows an investor to hedge protectively against anticipated declines in the market of its securities. If the value of the securities sold short increased between the date of the short sale and the date on which the borrowed security is replaced, the investor loses the opportunity to participate in the gain. A "short sale against the box" will result in a constructive sale of appreciated securities thereby generating capital gains to a fund.

Although one or more of the other risks described in this SAI may apply, the largest risks associated with short sales include: Active Management Risk and Market Risk.


SOVEREIGN DEBT

A sovereign debtor's willingness or ability to repay principal and pay interest in a timely manner may be affected by a variety of factors, including its cash flow situation, the extent of its reserves, the availability of sufficient foreign exchange on the date a payment is due, the relative size of the debt service burden to the economy as a whole, the sovereign debtor's policy toward international lenders, and the political constraints to which a sovereign debtor may be subject. (See also Foreign Securities.)

With respect to sovereign debt of emerging market issuers, investors should be aware that certain emerging market countries are among the largest debtors to commercial banks and foreign governments. At times, certain emerging market countries have declared moratoria on the payment of principal and interest on external debt.

Certain emerging market countries have experienced difficulty in servicing their sovereign debt on a timely basis that led to defaults and the restructuring of certain indebtedness.

Sovereign debt includes Brady Bonds, which are securities issued under the framework of the Brady Plan, an initiative announced by former U.S. Treasury Secretary Nicholas F. Brady in 1989 as a mechanism for debtor nations to restructure their outstanding external commercial bank indebtedness.


Although one or more of the other risks described in this SAI may apply, the largest risks associated with sovereign debt include: Active Management Risk, Credit Risk, and Foreign/Emerging Markets Risk.


STRUCTURED INVESTMENTS

A structured investment is a security whose return is tied to an underlying index or to some other security or pool of assets. Structured investments generally are individually negotiated agreements and may be traded over-the-counter. Structured investments are created and operated to restructure the investment characteristics of the underlying security. This restructuring involves the deposit with or purchase by an entity, such as a corporation or trust, of specified instruments, such as commercial bank loans, and the issuance by that entity of one or more classes of debt obligations ("structured securities") backed by, or representing interests in, the underlying instruments. The cash flow on the underlying instruments may be apportioned among the newly issued structured securities to create securities with different investment characteristics, such as varying maturities, payment priorities, and interest rate provisions. The extent of the payments made with respect to structured securities is dependent on the extent of the cash flow on the underlying instruments. Because structured securities typically involve no credit enhancement, their credit risk generally will be equivalent to that of the underlying instruments. Structured securities are often offered in different classes. As a result a given class of a structured security may be either subordinated or unsubordinated to the right of payment of another class. Subordinated structured securities typically have higher yields and present greater risks than unsubordinated structured securities. Structured securities are typically sold in private placement transactions, and at any given time there may be no active trading market for a particular structured security.


Although one or more of the other risks described in this SAI may apply, the largest risks associated with structured investments include: Active Management Risk, Credit Risk, and Liquidity Risk.

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SWAP AGREEMENTS


Swap agreements are typically individually negotiated agreements that obligate two parties to exchange payments based on a reference to a specified asset, reference rate or index. Swap agreements will tend to shift a party's investment exposure from one type of investment to another. A swap agreement can increase or decrease the volatility of a fund's investments and its net asset value.

Swap agreements are traded in the over-the-counter market and may be considered to be illiquid. Swap agreements entail the risk that a party will default on its payment obligations. A fund will enter into a swap agreement only if the claims-paying ability of the other party or its guarantor is considered to be investment grade by the investment manager. Generally, the unsecured senior debt or the claims-paying ability of the other party or its guarantor must be rated in one of the three highest rating categories of at least one Nationally Recognized Statistical Rating Organization (NRSRO) at the time of entering into the transaction. If there is a default by the other party to such a transaction, a fund will have to rely on its contractual remedies (which may be limited by bankruptcy, insolvency or similar laws) pursuant to the agreements related to the transaction. In certain circumstances, a fund may seek to minimize counterparty risk by requiring the counterparty to post collateral.

Swap agreements are usually entered into without an upfront payment because the value of each party's position is the same. The market values of the underlying commitments will change over time resulting in one of the commitments being worth more than the other and the net market value creating a risk exposure for one counterparty or the other.

INTEREST RATE SWAPS. Interest rate swap agreements are often used to obtain or preserve a desired return or spread at a lower cost than through a direct investment in an instrument that yields the desired return or spread. They are financial instruments that involve the exchange of one type of interest rate for another type of interest rate cash flow on specified dates in the future. In a standard interest rate swap transaction, two parties agree to exchange their respective commitments to pay fixed or floating rates on a predetermined specified (notional) amount. The swap agreement notional amount is the predetermined basis for calculating the obligations that the swap counterparties have agreed to exchange. Under most swap agreements, the obligations of the parties are exchanged on a net basis. The two payment streams are netted out, with each party receiving or paying, as the case may be, only the net amount of the two payments. Interest rate swaps can be based on various measures of interest rates, including LIBOR, swap rates, treasury rates and other foreign interest rates.

CROSS CURRENCY SWAPS. Cross currency swaps are similar to interest rate swaps, except that they involve multiple currencies. A fund may enter into a currency swap when it has exposure to one currency and desires exposure to a different currency. Typically the interest rates that determine the currency swap payments are fixed, although occasionally one or both parties may pay a floating rate of interest. Unlike an interest rate swap, however, the principal amounts are exchanged at the beginning of the contract and returned at the end of the contract. In addition to paying and receiving amounts at the beginning and termination of the agreements, both sides will also have to pay in full periodically based upon the currency they have borrowed. Change in foreign exchange rates and changes in interest rates, as described above, may negatively affect currency swaps.

TOTAL RETURN SWAPS. Total return swaps are contracts in which one party agrees to make periodic payments based on the change in market value of the underlying assets, which may include a specified security, basket of securities or security indexes during the specified period, in return for periodic payments based on a fixed or variable interest rate of the total return from other underlying assets. Total return swap agreements may be used to obtain exposure to a security or market without owning or taking physical custody of such security or market. For example, CMBS total return swaps are bilateral financial contracts designed to replicate synthetically the total returns of collateralized mortgage-backed securities. In a typical total return equity swap, payments made by the fund or the counterparty are based on the total return of a particular reference asset or assets (such as an equity security, a combination of such securities, or an index). That is, one party agrees to pay another party the return on a stock, basket of stocks, or stock index in return for a specified interest rate. By entering into an equity index swap, for example, the index receiver can gain exposure to stocks making up the index of securities without actually purchasing those stocks. Total return swaps involve not only the risk associated with the investment in the underlying securities, but also the risk of the counterparty not fulfilling its obligations under the agreement.

         RIVERSOURCE VARIABLE PORTFOLIO FUNDS - STATEMENT OF ADDITIONAL
                           INFORMATION - MARCH 1, 2006

SWAPTION TRANSACTION. A swaption is an option on a swap agreement and a contract that gives a counterparty the right (but not the obligation) to enter into a new swap agreement or to shorten, extend, cancel or otherwise modify an existing swap agreement, at some designated future time on specified terms, in return for payment of the purchase price (the "premium") of the option. The fund may write
(sell) and purchase put and call swaptions to the same extent it may make use of standard options on securities or other instruments. The writer of the contract receives the premium and bears the risk of unfavorable changes in the market value on the underlying swap agreement.

Swaptions can be bundled and sold as a package. These are commonly called interest rate caps, floors and collars. In interest rate cap transactions, in return for a premium, one party agrees to make payments to the other to the extent that interest rates exceed a specified rate, or cap. Interest rate floor transactions require one party, in exchange for a premium to agree to make payments to the other to the extent that interest rates fall below a specified level, or floor. In interest rate collar transactions, one party sells a cap and purchases a floor, or vice versa, in an attempt to protect itself against interest rate movements exceeding given minimum or maximum levels or collar amounts.

CREDIT DEFAULT SWAPS. A credit default swap agreement may have as reference obligations one or more securities that are not currently held by the fund. The fund may be either the buyer or seller in the transaction. Credit default swaps may also be structured based on the debt of a basket of issuers, rather than a single issuer, and may be customized with respect to the default event that triggers purchase or other factors. As a seller, the fund generally receives an up front payment or a fixed rate of income throughout the term of the swap, which typically is between six months and three years, provided that there is no credit event. If a credit event occurs, generally the seller must pay the buyer the full face amount of deliverable obligations of the reference obligations that may have little or no value. If the fund is a buyer and no credit event occurs, the fund recovers nothing if the swap is held through its termination date. However, if a credit event occurs, the buyer may elect to receive the full notional value of the swap in exchange for an equal face amount of deliverable obligations of the reference obligation that may have little or no value.

The use of swap agreements by a fund entails certain risks, which may be different from, or possibly greater than, the risks associated with investing directly in the securities and other investments that are the referenced asset for the swap agreement. Swaps are highly specialized instruments that require investment techniques, risk analyses, and tax planning different from those associated with stocks, bonds, and other traditional investments. The use of a swap requires an understanding not only of the referenced asset, reference rate, or index, but also of the swap itself, without the benefit of observing the performance of the swap under all the possible market conditions.

Although one or more of the other risks described in this SAI may apply, the largest risks associated with swaps include: Credit Risk and Liquidity Risk.


VARIABLE- OR FLOATING-RATE SECURITIES


Variable-rate securities provide for automatic establishment of a new interest rate at fixed intervals (daily, monthly, semiannually, etc.). Floating-rate securities generally provide for automatic adjustment of the interest rate whenever some specified interest rate index changes. Variable- or floating-rate securities frequently include a demand feature enabling the holder to sell the securities to the issuer at par. In many cases, the demand feature can be exercised at any time. Some securities that do not have variable or floating interest rates may be accompanied by puts producing similar results and price characteristics. Variable-rate demand notes include master demand notes that are obligations that permit the investor to invest fluctuating amounts, which may change daily without penalty, pursuant to direct arrangements between the investor as lender, and the borrower. The interest rates on these notes fluctuate from time to time. The issuer of such obligations normally has a corresponding right, after a given period, to prepay in its discretion the outstanding principal amount of the obligations plus accrued interest upon a specified number of days' notice to the holders of such obligations. Because these obligations are direct lending arrangements between the lender and borrower, it is not contemplated that such instruments generally will be traded. There generally is not an established secondary market for these obligations. Accordingly, where these obligations are not secured by letters of credit or other credit support arrangements, the lender's right to redeem is dependent on the ability of the borrower to pay principal and interest on demand. Such obligations frequently are not rated by credit rating agencies and may involve heightened risk of default by the issuer.

Although one or more of the other risks described in this SAI may apply, the largest risks associated with variable- or floating-rate securities include:
Active Management Risk and Credit Risk.

         RIVERSOURCE VARIABLE PORTFOLIO FUNDS - STATEMENT OF ADDITIONAL
                           INFORMATION - MARCH 1, 2006

WARRANTS

Warrants are securities giving the holder the right, but not the obligation, to buy the stock of an issuer at a given price (generally higher than the value of the stock at the time of issuance) during a specified period or perpetually. Warrants may be acquired separately or in connection with the acquisition of securities. Warrants do not carry with them the right to dividends or voting rights and they do not represent any rights in the assets of the issuer. Warrants may be considered to have more speculative characteristics than certain other types of investments. In addition, the value of a warrant does not necessarily change with the value of the underlying securities, and a warrant ceases to have value if it is not exercised prior to its expiration date.


Although one or more of the other risks described in this SAI may apply, the largest risks associated with warrants include: Active Management Risk and Market Risk.


WHEN-ISSUED SECURITIES AND FORWARD COMMITMENTS


When-issued securities and forward commitments involve a commitment to purchase or sell specific securities at a predetermined price or yield in which payment and delivery take place after the customary settlement period for that type of security. Normally, the settlement date occurs within 45 days of the purchase although in some cases settlement may take longer. The investor does not pay for the securities or receive dividends or interest on them until the contractual settlement date. Such instruments involve the risk of loss if the value of the security to be purchased declines prior to the settlement date and the risk that the security will not be issued as anticipated. If the security is not issued as anticipated, a fund may lose the opportunity to obtain a price and yield considered to be advantageous.

Although one or more of the other risks described in this SAI may apply, the largest risks associated with when-issued securities and forward commitments include: Active Management Risk and Credit Risk.


ZERO-COUPON, STEP-COUPON, AND PAY-IN-KIND SECURITIES


These securities are debt obligations that do not make regular cash interest payments (see also Debt Obligations). Zero-coupon and step-coupon securities are sold at a deep discount to their face value because they do not pay interest until maturity. Pay-in-kind securities pay interest through the issuance of additional securities. Because these securities do not pay current cash income, the price of these securities can be extremely volatile when interest rates fluctuate. See Appendix A for a discussion of securities ratings.

Although one or more of the other risks described in this SAI may apply, the largest risks associated with zero-coupon, step-coupon, and pay-in-kind securities include: Active Management Risk, Credit Risk, and Interest Rate Risk.

A fund cannot issue senior securities but this does not prohibit certain investment activities for which assets of the fund are set aside, or margin, collateral or escrow arrangements are established, to cover the related obligations. Examples of those activities include borrowing money, delayed-delivery and when-issued securities transactions, and contracts to buy or sell options, derivatives, and hedging instruments.

         RIVERSOURCE VARIABLE PORTFOLIO FUNDS - STATEMENT OF ADDITIONAL
                           INFORMATION - MARCH 1, 2006

SECURITIES TRANSACTIONS


Except as otherwise noted, the description of policies and procedures in this section also applies to any fund subadviser. Subject to policies set by the Board, as well as the terms of the investment management agreements, the investment manager or subadviser for subadvised funds is authorized to determine, consistent with a fund's investment objective and policies, which securities will be purchased, held, or sold. In determining where the buy and sell orders are to be placed, the investment manager has been directed to use its best efforts to obtain the best available price and the most favorable execution except where otherwise authorized by the Board. In selecting broker-dealers to execute transactions, the investment manager may consider the price of the security, including commission or mark-up, the size and difficulty of the order, the reliability, integrity, financial soundness, and general operation and execution capabilities of the broker, the broker's expertise in particular markets, and research services provided by the broker.

Each fund, the investment manager, any subadviser, and IDS Life Insurance Company (the distributor or IDS Life) has a strict Code of Ethics that prohibits affiliated personnel from engaging in personal investment activities that compete with or attempt to take advantage of planned portfolio transactions for the fund.

A fund's securities may be traded on a principal rather than an agency basis. In certain circumstances, the investment manager will trade directly with the issuer or with a dealer who buys or sells for its own account, rather than acting on behalf of another client. The investment manager does not pay the dealer commissions. Instead, the dealer's profit, if any, is the difference, or spread, between the dealer's purchase and sale price for the security.

On occasion, it may be desirable to compensate a broker for research services or for brokerage services by paying a commission that might not otherwise be charged or a commission in excess of the amount another broker might charge. The Board has adopted a policy authorizing the investment manager to do so to the extent authorized by law, if the investment manager determines, in good faith, that such commission is reasonable in relation to the value of the brokerage or research services provided by a broker or dealer, viewed either in the light of that transaction or the investment manager's overall responsibilities with respect to a fund and the other RiverSource funds for which it acts as investment manager (or by any fund subadviser to any other client of such subadviser).


Research provided by brokers supplements the investment manager's own research activities. Such services include economic data on, and analysis of, U.S. and foreign economies; information on specific industries; information about specific companies, including earnings estimates; purchase recommendations; portfolio strategy services; political, economic, business, and industry trend assessments; historical statistical information; market data services providing information on specific issues and prices; and technical analysis of various aspects of the securities markets, including technical charts. Research services may take the form of written reports, computer software, or personal contact by telephone or at seminars or other meetings. The investment manager has obtained, and in the future may obtain, computer hardware from brokers, including but not limited to personal computers that will be used exclusively for investment decision-making purposes, which include the research, portfolio management, and trading functions and other services to the extent permitted under an interpretation by the SEC.


When paying a commission that might not otherwise be charged or a commission in excess of the amount another broker might charge, the investment manager must follow procedures authorized by the Board. To date, three procedures have been authorized. One procedure permits the investment manager to direct an order to buy or sell a security traded on a national securities exchange to a specific broker for research services it has provided. The second procedure permits the investment manager, in order to obtain research, to direct an order on an agency basis to buy or sell a security traded in the over-the-counter market to a firm that does not make a market in that security. The commission paid generally includes compensation for research services. The third procedure permits the investment manager in order to obtain research and brokerage services, to cause a fund to pay a commission in excess of the amount another broker might have charged. The investment manager has advised the funds that it is necessary to do business with a number of brokerage firms on a continuing basis to obtain such services as the handling of large orders, the willingness of a broker to risk its own money by taking a position in a security, and the specialized handling of a particular group of securities that only certain brokers may be able to offer. As a result of this arrangement, some portfolio transactions may not be effected at the lowest commission, but the investment manager believes it may obtain better overall execution. The investment manager has represented that under all three procedures the amount of commission paid will be reasonable and competitive in relation to the value of the brokerage services performed or research provided.

         RIVERSOURCE VARIABLE PORTFOLIO FUNDS - STATEMENT OF ADDITIONAL
                           INFORMATION - MARCH 1, 2006

All other transactions will be placed on the basis of obtaining the best available price and the most favorable execution. In so doing, if in the professional opinion of the person responsible for selecting the broker or dealer, several firms can execute the transaction on the same basis, consideration will be given by such person to those firms offering research services. Such services may be used by the investment manager in providing advice to all RiverSource funds (or by any fund subadviser to any other client of such subadviser) even though it is not possible to relate the benefits to any particular fund.

Each investment decision made for a fund is made independently from any decision made for another portfolio, fund, or other account advised by the investment manager. When a fund buys or sells the same security as another portfolio, fund, or account, the investment manager carries out the purchase or sale in a way believed to be fair to the fund. Although sharing in large transactions may adversely affect the price or volume purchased or sold by the fund, the fund hopes to gain an overall advantage in execution. On occasion, a fund may purchase and sell a security simultaneously in order to profit from short-term price disparities.

On a periodic basis, the investment manager makes a comprehensive review of the broker-dealers and the overall reasonableness of their commissions. The review evaluates execution, operational efficiency, and research services. The Board has adopted a policy prohibiting the investment manager, or any subadviser, from considering sales of shares of the funds as a factor in the selection of broker-dealers through which to execute securities transactions.

The following table shows total brokerage commissions paid in the last three fiscal periods. Substantially all firms through whom transactions were executed provide research services. The table is organized by fiscal year end. You can find your fund's fiscal year end in Table 1.

                      TABLE 5. TOTAL BROKERAGE COMMISSIONS



                                                 TOTAL BROKERAGE COMMISSIONS
-------------------------------------------------------------------------------------------------------------------------------
                                  FUND                                            2005              2004               2003
--------------------------------------------------------------------------    ------------      -------------      ------------
FOR FUNDS WITH FISCAL PERIOD ENDING AUGUST 31
Balanced                                                                        $2,213,104         $2,129,661        $4,515,096
Cash Management                                                                          0                  0                 0
Core Bond                                                                            1,332                200(a)            N/A
Diversified Bond                                                                    75,344             73,033           160,924
Diversified Equity Income                                                        1,115,276            618,138           404,266
Emerging Markets                                                                   946,745            278,501           140,367
Global Bond                                                                          6,636              3,972            10,757
Global Inflation Protected Securities                                                    0(b)             N/A               N/A
Growth                                                                           1,601,547          1,787,494         1,602,857
High Yield Bond                                                                          0              1,774                 0
Income Opportunities                                                                     0                  0(c)            N/A
International Opportunity                                                        2,686,564          2,646,422         3,486,330
Large Cap Equity                                                                 9,980,403          5,718,476         8,716,167
Large Cap Value                                                                     17,813              7,034(a)            N/A
Mid Cap Growth                                                                     213,445            121,200            87,081
Mid Cap Value                                                                        3,616(d)             N/A               N/A
New Dimensions                                                                   6,256,488          4,321,309         2,120,523
S&P 500 Index                                                                       22,302             27,420            24,385
Select Value                                                                        23,335             16,415(a)            N/A
Short Duration U.S. Government                                                      10,692             33,970            64,310
Small Cap Advantage                                                                742,376            770,263           569,268
Small Cap Value                                                                    742,999            579,839           473,123
Strategy Aggressive                                                                847,503          1,581,098         1,046,957
FOR FUNDS WITH FISCAL PERIOD ENDING DECEMBER 31
Core Equity                                                                      1,668,477            675,098(e)            N/A



         RIVERSOURCE VARIABLE PORTFOLIO FUNDS - STATEMENT OF ADDITIONAL
                           INFORMATION - MARCH 1, 2006

(a) For the period from Feb. 4, 2004 (date the Fund became available) to Aug. 31, 2004.

(b) For the period from Sept. 13, 2004 (date the Fund became available) to Aug. 31, 2005.
(c) For the period from June 1, 2004 (date the Fund became available) to Aug. 31, 2004.
(d) For the period from May 2, 2005 (date the Fund became available) to Aug. 31, 2005.

(e) For the period from Sept. 10, 2004 (date the Fund became available) to Dec. 31, 2004.

For the last fiscal period, transactions were specifically directed to firms in exchange for research services as shown in the following table. The table also shows portfolio turnover rates for the last two fiscal periods. Higher turnover rates may result in higher brokerage expenses and taxes. The table is organized by fiscal year end. You can find your fund's fiscal year end in Table 1.

           TABLE 6. BROKERAGE DIRECTED FOR RESEARCH AND TURNOVER RATES



                                                             BROKERAGE DIRECTED FOR RESEARCH
                                                          --------------------------------------
                                                                                  AMOUNT OF              TURNOVER RATES
                                                             AMOUNT OF           COMMISSIONS       ---------------------------
                         FUND                               TRANSACTIONS       IMPUTED OR PAID         2005           2004
-------------------------------------------------------   -----------------   ------------------   -------------   -----------
FOR FUNDS WITH FISCAL PERIOD ENDING AUGUST 31
Balanced                                                        $28,496,602             $ 40,573             131%           133%
Cash Management                                                           0                    0             N/A            N/A
Core Bond                                                                 0                    0             339(a)         221(b)
Diversified Bond                                                          0                    0             293            295
Diversified Equity Income                                           789,666                2,160              25             19
Emerging Markets                                                          0                    0             120            117
Global Bond                                                               0                    0              79            105
Global Inflation Protected Securities                                     0                    0              29(c)         N/A
Growth                                                            7,624,051               10,668             154            192
High Yield Bond                                                           0                    0             106            139
Income Opportunities                                                      0                    0              93             36(d)
International Opportunity                                                 0                    0              90            142
Large Cap Equity                                                 62,610,340              148,439             132            114
Large Cap Value                                                     145,260                  179              52             24(b)
Mid Cap Growth                                                            0                    0              34             25
Mid Cap Value                                                             0                    0               7(e)         N/A
New Dimensions                                                   35,871,781               48,651              89             55
S&P 500 Index                                                             0                    0               5              0
Select Value                                                     11,125,648               18,923              31             13(b)
Short Duration U.S. Government                                            0                    0             171            135
Small Cap Advantage                                              11,514,246               28,174             112            104
Small Cap Value                                                  45,922,108               55,963              65             84
Strategy Aggressive                                              14,041,675               17,487              28             53
FOR FUNDS WITH FISCAL PERIOD ENDING DECEMBER 31
Core Equity                                                      11,529,551               23,822             121             45(f)



(a) A significant portion of the turnover was the result of "roll" transactions in the liquid derivatives and Treasury securities. In the derivative transactions, positions in expiring contracts are liquidated and simultaneously replaced with positions in new contracts with equivalent characteristics. In the Treasury transactions, existing holdings are sold to purchase newly issued securities with slightly longer maturity dates. Although these transactions affect the turnover rate of the portfolio, they do not change the risk exposure or result in material transaction costs. The remaining turnover resulted from strategic reallocations and relative value trading. After transaction costs, we expect this activity to enhance the returns on the overall fund.
(b) For the period from Feb. 4, 2004 (date the Fund became available) to Aug. 31, 2004.
(c) For the period from Sept. 13, 2004 (date the Fund became available) to Aug. 31, 2005.
(d) For the period from June 1, 2004 (date the Fund became available) to Aug. 31, 2004.
(e) For the period from May 2, 2005 (date the Fund became available) to Aug. 31, 2005.
(f) For the period from Sept. 10, 2004 (date the Fund became available) to Dec. 31, 2004.

         RIVERSOURCE VARIABLE PORTFOLIO FUNDS - STATEMENT OF ADDITIONAL
                           INFORMATION - MARCH 1, 2006

As of the end of the most recent fiscal period, the fund held securities of its regular brokers or dealers or of the parent of those brokers or dealers that derived more than 15% of gross revenue from securities-related activities as presented below. The table is organized by fiscal year end. You can find your fund's fiscal year end in Table 1.

                TABLE 7. SECURITIES OF REGULAR BROKERS OR DEALERS



                                                                                                   VALUE OF SECURITIES OWNED AT
                 FUND                                              ISSUER                              END OF FISCAL PERIOD
--------------------------------------   -------------------------------------------------------   ----------------------------
FOR FUNDS WITH FISCAL PERIOD ENDING
AUGUST 31
Balanced                                 Bear Stearns Adjustable Rate Mortgage Trust                                $ 2,579,659
                                         Bear Stearns Commercial Mtge Securities                                      6,503,025
                                         Citigroup                                                                   64,033,119
                                         Citigroup Commercial Mortgage Trust                                          4,187,795
                                         CS First Boston Mtge Securities                                              4,555,229
                                         E*Trade Financial                                                            1,749,632
                                         Franklin Resources                                                           6,093,089
                                         GS Mtge Securities II                                                        3,661,262
                                         J.P. Morgan Chase & Co.                                                     28,881,431
                                         J.P. Morgan Chase Commercial Mtge Securities                                12,434,124
                                         LB-UBS Commercial Mtge Trust                                                19,968,470
                                         Legg Mason                                                                   3,764,543
                                         Lehman Brothers Holdings                                                     9,546,381
                                         Merrill Lynch & Co.                                                          9,939,667
                                         Merrill Lynch Mtge Trust                                                     1,706,093
                                         Morgan Stanley                                                              18,904,665
                                         Morgan Stanley Capital 1                                                     6,308,861
                                         Morgan Stanley, Dean Witter Capital 1                                        2,267,353
                                         PNC Financial Services Group                                                 8,110,840
Cash Management                          Bear Stearns Companies                                                      22,429,667
                                         Credit Suisse First Boston NY                                               10,000,000
                                         Goldman Sachs Group                                                         15,000,000
                                         Lehman Brothers Holdings                                                     8,000,000
                                         Merrill Lynch & Co.                                                          5,000,000
                                         Morgan Stanley & Co.                                                         2,989,687
Core Bond                                Bear Stearns Commercial Mtg Securities                                         439,011
                                         Bear Stearns Adjustable Rate Mortgage Trust                                    255,472
                                         Citigroup                                                                      810,745
                                         Citigroup Commercial Mortgage Trust                                            186,124
                                         CS First Boston Mtge Securities                                                295,798
                                         GS Mtge Securities                                                             200,418
                                         LB-UBS Commercial Mtge Trust                                                   963,203
                                         J.P. Morgan Chase Commercial Mtge Securities                                   826,679
                                         Merrill Lynch Mtge Trust                                                        97,491
                                         Morgan Stanley Capital 1                                                       205,508
                                         Morgan Stanley, Dean Witter Capital 1                                          134,962



         RIVERSOURCE VARIABLE PORTFOLIO FUNDS - STATEMENT OF ADDITIONAL
                           INFORMATION - MARCH 1, 2006

                                                                                                   VALUE OF SECURITIES OWNED AT
                 FUND                                              ISSUER                              END OF FISCAL PERIOD
--------------------------------------   -------------------------------------------------------   ----------------------------
Diversified Bond                         Bear Stearns Commercial Mtge Securities                                      9,041,464
                                         Bear Stearns Adjustable Rate Mortgage Trust                                  9,007,333
                                         Citigroup                                                                   26,047,139
                                         Citigroup Commercial Mortgage Trust                                          7,444,967
                                         CS First Boston Mtge Securities                                             10,834,107
                                         GS Mtge Securities II                                                        7,074,603
                                         LB-UBS Commercial Mtge Trust                                                39,289,661
                                         J.P. Morgan Chase Commercial Mtge Securities                                27,345,498
                                         Merrill Lynch Mtge Trust                                                     3,241,578
                                         Morgan Stanley Capital 1                                                    11,064,475
                                         Morgan Stanley, Dean Witter Capital 1                                        7,757,587
Diversified Equity Income                Citigroup                                                                   56,463,300
                                         Lehman Brothers Holdings                                                     5,378,094
                                         Merrill Lynch & Co.                                                          9,397,104
                                         Morgan Stanley                                                               4,720,736
Emerging Markets                         None                                                                               N/A
Global Bond                              Bear Stearns Commercial Mtge Securities                                      2,281,142
                                         Citigroup                                                                    3,341,795
                                         Citigroup Commercial Mortgage Trust                                          3,214,997
                                         CS First Boston Mtge Securities                                              3,572,166
                                         GS Mtge Securities                                                           2,132,298
                                         J.P. Morgan Chase Commercial Mtge Securities                                 3,243,374
                                         LB-UBS Commercial Mtge Trust                                                 9,406,791
                                         Merrill Lynch Mtge Trust                                                     1,121,147
                                         Morgan Stanley Capital I                                                       689,607
                                         Morgan Stanley, Dean Witter Capital I                                        1,457,584
                                         Morgan Stanley Group                                                         2,561,131
Global Inflation Protected Securities    None                                                                               N/A
Growth                                   Bear Stearns Companies                                                         899,228
                                         Franklin Resources                                                           1,292,027
High Yield Bond                          LaBranche & Co.                                                              8,454,575
                                         Morgan Stanley & Co.                                                         9,979,233
Income Opportunities                     LaBranche & Co.                                                                248,625
International Opportunity                None                                                                               N/A
Large Cap Equity                         Citigroup                                                                   42,516,426
                                         E*Trade Financial                                                            2,819,120
                                         Franklin Resources                                                           9,819,552
                                         J.P. Morgan Chase & Co.                                                     22,594,124
                                         Legg Mason                                                                   1,977,080
                                         Lehman Brothers Holdings                                                     8,742,414
                                         Merrill Lynch & Co.                                                          5,220,194
                                         Morgan Stanley                                                              16,217,052
                                         PNC Financial Services Group                                                 8,915,604



         RIVERSOURCE VARIABLE PORTFOLIO FUNDS - STATEMENT OF ADDITIONAL
                           INFORMATION - MARCH 1, 2006

                                                                                                   VALUE OF SECURITIES OWNED AT
                 FUND                                              ISSUER                              END OF FISCAL PERIOD
--------------------------------------   -------------------------------------------------------   ----------------------------
Large Cap Value                          Citigroup                                                                      475,474
                                         E*Trade Financial                                                               16,048
                                         Franklin Resources                                                              55,906
                                         J.P. Morgan Chase                                                              264,816
                                         Legg Mason                                                                      34,495
                                         Lehman Brothers Holdings                                                        87,486
                                         Merrill Lynch & Co.                                                             91,113
                                         Morgan Stanley                                                                 173,315
                                         PNC Financial Services Group                                                    74,392
Mid Cap Growth                           Legg Mason                                                                   7,516,439
Mid Cap Value                            None                                                                               N/A
New Dimensions                           Citigroup                                                                   18,745,247
                                         Schwab (Charles)                                                            60,554,936
S&P 500 Index                            American Express                                                             2,098,236
                                         Bear Stearns Companies                                                         370,544
                                         Citigroup                                                                    7,384,918
                                         E*Trade Financial                                                              191,200
                                         Franklin Resources                                                             516,827
                                         Goldman Sachs Group                                                          1,593,765
                                         Lehman Brothers Holdings                                                       948,193
                                         J.P. Morgan Chase & Co.                                                      3,867,696
                                         Merrill Lynch & Co.                                                          1,752,354
                                         Morgan Stanley                                                               1,807,766
                                         PNC Financial Services Group                                                   516,979
                                         Schwab (Charles)                                                               500,015
Select Value                             None                                                                               N/A
Short Duration U.S. Government           Bear Stearns Alternative Trust                                               2,237,618
                                         Citigroup Commercial Mortgage Trust                                          4,907,532
                                         LB-UBS Commercial Mtge Trust                                                 1,488,270
                                         Morgan Stanley Capital 1                                                     2,744,591
                                         Morgan Stanley Mtge Loan Trust                                               2,383,552
Small Cap Advantage                      Investment Technology Group                                                    863,879
                                         Jefferies Group                                                                489,552
Small Cap Value                          Affiliated Managers Group                                                      656,394
                                         Investment Technology Group                                                    518,805
                                         Morgan Stanley & Co.                                                         6,099,395
                                         optionsXpress Holdings                                                         101,219
Strategy Aggressive                      None                                                                               N/A



         RIVERSOURCE VARIABLE PORTFOLIO FUNDS - STATEMENT OF ADDITIONAL
                           INFORMATION - MARCH 1, 2006

                                                                                                   VALUE OF SECURITIES OWNED AT
                 FUND                                              ISSUER                              END OF FISCAL PERIOD
--------------------------------------   -------------------------------------------------------   ----------------------------
FOR FUNDS WITH FISCAL PERIOD ENDING DECEMBER 31
VP Core Equity                           Citigroup                                                                    8,886,620
                                         Franklin Resources                                                           1,144,102
                                         Legg Mason                                                                      83,304
                                         Lehman Brothers Holdings                                                     2,342,948
                                         J.P. Morgan Chase & Co.                                                      4,838,211
                                         Merrill Lynch & Co.                                                            983,914
                                         Morgan Stanley                                                               3,191,057
                                         PNC Financial Services Group                                                 1,915,864
                                         Schwab (Charles)                                                               330,251


BROKERAGE COMMISSIONS PAID TO BROKERS AFFILIATED WITH THE INVESTMENT MANAGER


Affiliates of the investment manager may engage in brokerage and other securities transactions on behalf of a fund according to procedures adopted by the Board and to the extent consistent with applicable provisions of the federal securities laws. Subject to approval by the Board, the same conditions apply to transactions with broker-dealer affiliates of any subadviser. The investment manager will use an affiliate only if (i) the investment manager determines that the fund will receive prices and executions at least as favorable as those offered by qualified independent brokers performing similar brokerage and other services for the fund and (ii) the affiliate charges the fund commission rates consistent with those the affiliate charges comparable unaffiliated customers in similar transactions and if such use is consistent with terms of the Investment Management Services Agreement.

Information about any brokerage commissions paid by a fund in the last three fiscal periods to brokers affiliated with the fund's investment manager is contained in the following table. The table is organized by fiscal year end. You can find your fund's fiscal year end in Table 1.

     TABLE 8. BROKERAGE COMMISSIONS PAID TO INVESTMENT MANAGER OR AFFILIATES



                                                                                             PERCENT OF
                                                                                             AGGREGATE
                                                                   AGGREGATE                   DOLLAR     AGGREGATE      AGGREGATE
                                                                     DOLLAR                  AMOUNT OF      DOLLAR         DOLLAR
                                                                   AMOUNT OF    PERCENT OF  TRANSACTIONS  AMOUNT OF      AMOUNT OF
                                                                  COMMISSIONS   AGGREGATE    INVOLVING   COMMISSIONS    COMMISSIONS
                                                      NATURE OF     PAID TO     BROKERAGE    PAYMENT OF    PAID TO        PAID TO
                                       BROKER        AFFILIATION     BROKER    COMMISSIONS  COMMISSIONS     BROKER         BROKER
                                ------------------------------------------------------------------------ -----------    -----------
             FUND                                                    2005                                    2004           2003
------------------------------  ------------------------------------------------------------------------ -----------    -----------
FOR FUNDS WITH FISCAL PERIOD ENDING AUGUST 31
Balanced                        American Enterprise           (1)      $3,299*        0.15%         0.05%    $10,766*      $172,596*
                                Investment Services
                                Inc. (AEIS)
Cash Management                 None                                                                               0              0
Core Bond                       None                                                                               0(a)         N/A
Diversified Bond                None                                                                               0              0
Diversified Equity Income       AEIS                          (1)       1,052*        0.09          0.29       3,759*         9,635*
Emerging Markets                None                                                                               0              0
Global Bond                     None                                                                               0              0



         RIVERSOURCE VARIABLE PORTFOLIO FUNDS - STATEMENT OF ADDITIONAL
                           INFORMATION - MARCH 1, 2006

                                                                                             PERCENT OF
                                                                                             AGGREGATE
                                                                   AGGREGATE                   DOLLAR     AGGREGATE      AGGREGATE
                                                                     DOLLAR                  AMOUNT OF      DOLLAR         DOLLAR
                                                                   AMOUNT OF    PERCENT OF  TRANSACTIONS  AMOUNT OF      AMOUNT OF
                                                                  COMMISSIONS   AGGREGATE    INVOLVING   COMMISSIONS    COMMISSIONS
                                                      NATURE OF     PAID TO     BROKERAGE    PAYMENT OF    PAID TO        PAID TO
                                       BROKER        AFFILIATION     BROKER    COMMISSIONS  COMMISSIONS     BROKER         BROKER
                                ------------------------------------------------------------------------ -----------    -----------
             FUND                                                    2005                                    2004           2003
------------------------------  ------------------------------------------------------------------------ -----------    -----------
Global Inflation Protected      None(b)                                                                          N/A            N/A
Securities
Growth                          AEIS                          (1)         714*         0.04         0.21      24,351*        31,108*
High Yield Bond                 None                                                                               0              0
Income Opportunities            None                                                                               0(c)         N/A
International Opportunity       None                                                                               0              0
Large Cap Equity                AEIS                          (1)      14,132*         0.14         0.33      45,985*        23,751*
Large Cap Value                 AEIS                          (1)           0             0            0          17*(a)        N/A
Mid Cap Growth                  AEIS                          (1)           0             0            0       1,650*             0
Mid Cap Value                   None(d)                                                                          N/A            N/A
New Dimensions                  AEIS                          (1)      11,952*         0.19         0.31     122,042*        32,412*
S&P 500 Index                   None                                                                               0              0
Select Value                    Gabelli Company               (2)       3,655         15.66        15.41      11,460(a)         N/A
Short Duration U.S. Government  None                                                                               0              0
Small Cap Advantage             AEIS                          (1)           0             0            0           0             57*
Small Cap Value                 M.J. Whitman LLC              (3)           0             0            0      45,845         74,790*
                                Goldman Sachs                 (4)         457          0.06         0.03       3,806              0
                                Legg Mason Wood               (5)         297          0.04         0.06           0              0
                                Walker, Inc.
Strategy Aggressive             AEIS                          (1)           0             0            0      14,828*        18,428*
FOR FUNDS WITH FISCAL PERIOD ENDING DECEMBER 31
Core Equity                     None                                                                               0(e)         N/A



* Represents brokerage clearing fees.

(1)  Wholly-owned subsidiary of Ameriprise Financial.
(2)  Affiliate of GAMCO Asset Management, Inc.
(3)  Affiliate of Third Avenue Management LLC.
(4)  Affiliate of Goldman Sachs Management L.P.
(5)  Affiliate of Royce & Associates, LLC.

(a) For the period from Feb. 4, 2004 (date the Fund became available) to Aug. 31, 2004.
(b) For the period from Sept. 13, 2004 (date the Fund became available) to Aug. 31, 2005.
(c) For the period from June 1, 2004 (date the Fund became available) to Aug. 31, 2004.
(d) For the period from May 2, 2005 (date the Fund became available) to Aug. 31, 2005.
(e) For the period from Sept. 10, 2004 (date the Fund became available) to Dec. 31, 2004.

         RIVERSOURCE VARIABLE PORTFOLIO FUNDS - STATEMENT OF ADDITIONAL
                           INFORMATION - MARCH 1, 2006

VALUING FUND SHARES


As of the end of the most recent fiscal period, the computation of net asset value was based on net assets divided by shares outstanding as shown in the following table. The table is organized by fiscal year end. You can find your fund's fiscal year end in Table 1.

                          TABLE 9. VALUING FUND SHARES



                       FUND                                  NET ASSETS       SHARES OUTSTANDING    NET ASSET VALUE OF ONE SHARE
-------------------------------------------------------  ------------------   -------------------   ----------------------------
FOR FUNDS WITH FISCAL PERIOD ENDING AUGUST 31
Balanced                                                     $2,437,326,325           160,604,257                         $15.18
Cash Management                                                 687,605,127           687,850,731                           1.00
Core Bond                                                        57,939,791             5,763,369                          10.05
Diversified Bond                                              1,824,269,923           171,153,440                          10.66
Diversified Equity Income                                     1,679,081,197           121,431,081                          13.83
Emerging Markets                                                191,960,884            14,604,276                          13.14
Global Bond                                                     575,292,316            52,208,744                          11.02
Global Inflation Protected Securities                           116,396,963            11,418,190                          10.19
Growth                                                          391,901,125            59,247,936                           6.61
High Yield Bond                                               1,246,475,365           184,385,297                           6.76
Income Opportunities                                             44,562,877             4,288,162                          10.39
International Opportunity                                     1,184,338,421           118,141,847                          10.02
Large Cap Equity                                              2,510,377,690           116,870,943                          21.48
Large Cap Value                                                  14,820,620             1,348,162                          10.99
Mid Cap Growth                                                  255,204,566            20,527,588                          12.43
Mid Cap Value                                                     7,115,835               623,021                          11.42
New Dimensions                                                2,199,595,699           142,589,501                          15.43
S&P 500 Index                                                   367,350,623            44,241,047                           8.30
Select Value                                                     23,473,237             2,050,743                          11.45
Short Duration U.S. Government                                  484,483,590            47,457,973                          10.21
Small Cap Advantage                                             235,445,556            15,583,696                          15.11
Small Cap Value                                                 412,109,466            28,503,827                          14.46
Strategy Aggressive                                             686,645,200            83,019,997                           8.27
FOR FUNDS WITH FISCAL PERIOD ENDING DECEMBER 31
Core Equity                                                     465,996,209            41,843,716                          11.14



FOR FUNDS OTHER THAN MONEY MARKETS FUNDS. In determining net assets before shareholder transactions, a fund's securities are valued as follows as of the close of business of the New York Stock Exchange (the Exchange):

     - Securities traded on a securities exchange for which a last-quoted sales price is readily available are valued at the last-quoted sales price on the exchange where such security is primarily traded.

     - Securities traded on a securities exchange for which a last-quoted sales price is not readily available are valued at the mean of the closing bid and asked prices, looking first to the bid and asked prices on the exchange where the security is primarily traded and, if none exist, to the over-the-counter market.

     - Securities included in the NASDAQ National Market System are valued at the last-quoted sales price in this market.

     - Securities included in the NASDAQ National Market System for which a last-quoted sales price is not readily available, and other securities traded over-the-counter but not included in the NASDAQ National Market System are valued at the mean of the closing bid and asked prices.

     - Futures and options traded on major exchanges are valued at the last-quoted sales price on their primary exchange.

         RIVERSOURCE VARIABLE PORTFOLIO FUNDS - STATEMENT OF ADDITIONAL
                           INFORMATION - MARCH 1, 2006

     - Foreign securities traded outside the United States are generally valued as of the time their trading is complete, which is usually different from the close of the Exchange. Foreign securities quoted in foreign currencies are translated into U.S. dollars utilizing spot exchange rates at the close of regular trading on the NYSE.

     - Occasionally, events affecting the value of securities occur between the time the primary market on which the securities are traded closes and the close of the Exchange. If events materially affect the value of securities, the securities will be valued at their fair value according to procedures decided upon in good faith by the Board. This occurs most commonly with foreign securities, but may occur in other cases. The fair value of a security is likely to be different from the quoted or published price.

     - Short-term securities maturing more than 60 days from the valuation date are valued at the readily available market price or approximate market value based on current interest rates. Short-term securities maturing in 60 days or less that originally had maturities of more than 60 days at acquisition date are valued at amortized cost using the market value on the 61st day before maturity. Short-term securities maturing in 60 days or less at acquisition date are valued at amortized cost. Amortized cost is an approximation of market value determined by systematically increasing the carrying value of a security if acquired at a discount, or reducing the carrying value if acquired at a premium, so that the carrying value is equal to maturity value on the maturity date.

     - Securities without a readily available market price and securities for which the price quotations or valuations received from other sources are deemed unreliable or not reflective of market value are valued at fair value as determined in good faith by the Board. The Board is responsible for selecting methods it believes provide fair value.

     - When possible, bonds are valued by a pricing service independent from the funds. If a valuation of a bond is not available from a pricing service, the bond will be valued by a dealer knowledgeable about the bond if such a dealer is available.

FOR MONEY MARKET FUNDS. In accordance with Rule 2a-7 of the 1940 Act, all of the securities in the fund's portfolio are valued at amortized cost. The amortized cost method of valuation is an approximation of market value determined by systematically increasing the carrying value of a security if acquired at a discount, or reducing the carrying value if acquired at a premium, so that the carrying value is equal to maturity value on the maturity date. Amortized cost does not take into consideration unrealized capital gains or losses.

The Board has established procedures designed to stabilize the fund's price per share for purposes of sales and redemptions at $1, to the extent that it is reasonably possible to do so. These procedures include review of the fund's securities by the Board, at intervals deemed appropriate by it, to determine whether the fund's net asset value per share computed by using available market quotations deviates from a share value of $1 as computed using the amortized cost method. The Board must consider any deviation that appears and, if it exceeds 0.5%, it must determine what action, if any, needs to be taken. If the Board determines a deviation exists that may result in a material dilution of the holdings of current shareholders or investors, or in any other unfair consequences for shareholders, it must undertake remedial action that it deems necessary and appropriate. Such action may include withholding dividends, calculating net asset value per share for purposes of sales and redemptions using available market quotations, making redemptions in kind, and selling securities before maturity in order to realize capital gains or losses or to shorten average portfolio maturity.

While the amortized cost method provides certainty and consistency in portfolio valuation, it may result in valuations of securities that are either somewhat higher or lower than the prices at which the securities could be sold. This means that during times of declining interest rates the yield on the fund's shares may be higher than if valuations of securities were made based on actual market prices and estimates of market prices. Accordingly, if using the amortized cost method were to result in a lower portfolio value, a prospective investor in the fund would be able to obtain a somewhat higher yield than the investor would get if portfolio valuations were based on actual market values. Existing shareholders, on the other hand, would receive a somewhat lower yield than they would otherwise receive. The opposite would happen during a period of rising interest rates.

         RIVERSOURCE VARIABLE PORTFOLIO FUNDS - STATEMENT OF ADDITIONAL
                           INFORMATION - MARCH 1, 2006

PORTFOLIO HOLDINGS DISCLOSURE


The funds' Board and the investment manager believe that the investment ideas of the investment manager with respect to management of a fund should benefit the fund and its shareholders, and do not want to afford speculators an opportunity to profit by anticipating fund trading strategies or by using fund portfolio holdings information for stock picking. However, each fund's Board also believes that knowledge of the fund's portfolio holdings can assist shareholders in monitoring their investments, making asset allocation decisions, and evaluating portfolio management techniques.

Each fund's Board has therefore adopted the investment manager's policies and approved the investment manager's procedures, including the investment manager's oversight of subadviser practices relating to disclosure of the fund's portfolio securities. These policies and procedures are intended to protect the confidentiality of fund portfolio holdings information and generally prohibit the release of such information until such information is made public, unless such persons have been authorized to receive such information on a selective basis, as described below. It is the policy of the fund not to provide or permit others to provide holdings information on a selective basis, and the investment manager does not intend to selectively disclose holdings information or expect that such holdings information will be selectively disclosed, except where necessary for the fund's operation or where there are legitimate business purposes for doing so and, in any case, where conditions are met that are designed to protect the interests of the fund and its shareholders. Although the investment manager seeks to limit the selective disclosure of portfolio holdings information and such selective disclosure is monitored under the fund's compliance program for conformity with the policies and procedures, there can be no assurance that these policies will protect the fund from the potential misuse of holdings information by individuals or firms in possession of that information. Under no circumstances may the investment manager, its affiliates or any employee thereof receive any consideration or compensation for disclosing such holdings information.

A complete schedule of each fund's portfolio holdings is available semi-annually and annually in shareholder reports filed on Form N-CSR and, after the first and third fiscal quarters, in regulatory filings on Form N-Q. These shareholder reports and regulatory filings are filed with the SEC in accordance with federal securities laws and are generally available within sixty (60) days of the end of a fund's fiscal quarter, on the SEC's website. Once holdings information is filed with the SEC, it will also be posted on the fund's website (www.riversource.com/funds), and it may be mailed, e-mailed or otherwise transmitted to any person.

In addition, the investment manager makes publicly available, on a monthly basis, information regarding a fund's top ten holdings (including name and percentage of a fund's assets invested in each such holding) and the percentage breakdown of a fund's investments by country, sector and industry, as applicable. This holdings information is generally made available through the website, marketing communications (including printed advertisements and sales literature), and/or telephone customer service centers that support the fund. This holdings information is generally not released until it is at least 30 days old.

From time to time, the investment manager may make partial or complete fund holdings information that is not publicly available on the website or otherwise available in advance of the time restrictions noted above (1) to its affiliated and unaffiliated service providers that require the information in the normal course of business in order to provide services to the fund (including, without limitation entities identified by name in the fund's prospectus or this SAI), such as custodians, auditors, subadvisers, financial printers (Cenveo, Inc., Vestek), pricing services (including Reuters Pricing Service, FT Interactive Data Corporation, Bear Stearns Pricing Service, and Kenny S&P), proxy voting services (Investor Responsibility Research Center, Inc.), and companies that deliver or support systems that provide analytical or statistical information (including, for example, Factset Research Systems, Bloomberg, L.P.), (2) to facilitate the review and/or rating of the fund by ratings and rankings agencies (including, for example, Morningstar, Inc., Thomson Financial and Lipper Inc.), and (3) other entities that provide trading, research or other investment related services. In such situations, the information is released subject to confidentiality agreements, duties imposed under applicable policies and procedures (e.g., applicable codes of ethics) designed to prevent the misuse of confidential information, general duties under applicable laws and regulations, or other such duties of confidentiality. In addition, the fund discloses holdings information as required by federal or state securities laws, and may disclose holdings information in response to requests by governmental authorities.

         RIVERSOURCE VARIABLE PORTFOLIO FUNDS - STATEMENT OF ADDITIONAL
                           INFORMATION - MARCH 1, 2006

Each fund's Board has adopted the policies of the investment manager and approved the procedures Ameriprise Financial has established to ensure that the fund's holdings information is only disclosed in accordance with these policies. Before any selective disclosure of holdings information is permitted, the person seeking to disclose such holdings information must submit a written request to the Portfolio Holdings Committee ("PHC"). The PHC is comprised of members from the investment manager's General Counsel's Office, Compliance, and Communications. The PHC has been authorized by the funds' Board to perform an initial review of requests for disclosure of holdings information to evaluate whether there is a legitimate business purpose for selective disclosure, whether selective disclosure is in the best interests of a fund and its shareholders, to consider any potential conflicts of interest between the fund, the investment manager, and its affiliates, and to safeguard against improper use of holdings information. Factors considered in this analysis are whether the recipient has agreed to or has a duty to keep the holdings information confidential and whether risks have been mitigated such that the recipient has agreed or has a duty to use the holdings information only as necessary to effectuate the purpose for which selective disclosure was authorized, including a duty not to trade on such information. Before portfolio holdings may be selectively disclosed, requests approved by the PHC must also be authorized by a fund's Chief Compliance Officer or the fund's General Counsel. On at least an annual basis the PHC reviews the approved recipients of selective disclosure and, where appropriate, requires a resubmission of the request, in order to re-authorize any ongoing arrangements. These procedures are intended to be reasonably designed to protect the confidentiality of fund holdings information and to prohibit their release to individual investors, institutional investors, intermediaries that distribute the funds' shares, and other parties, until such holdings information is made public or unless such persons have been authorized to receive such holdings information on a selective basis, as set forth above.

Although the investment manager has set up these procedures to monitor and control selective disclosure of holdings information, there can be no assurance that these procedures will protect a fund from the potential misuse of holdings information by individuals or firms in possession of that information.


PROXY VOTING

GENERAL GUIDELINES


The funds uphold a long tradition of sound and principled corporate governance. For approximately 30 years, the Board, which consists of a majority of independent directors, has voted proxies. The funds' administrator, Ameriprise Financial, provides support to the Board in connection with the proxy voting process. General guidelines are:

     - CORPORATE GOVERNANCE MATTERS - The Board supports proxy proposals that require changes or encourage decisions that have been shown to add shareholder value over time and votes against proxy proposals that entrench management.

     - CHANGES IN CAPITAL STRUCTURE - The Board votes for amendments to corporate documents that strengthen the financial condition of a business.

     - STOCK OPTION PLANS AND OTHER MANAGEMENT COMPENSATION ISSUES - The Board expects thoughtful consideration to be given by a company's management to developing a balanced compensation structure providing competitive current income with long-term employee incentives directly tied to the interest of shareholders and votes against proxy proposals that dilute shareholder value excessively.

     - SOCIAL AND CORPORATE POLICY ISSUES - The Board believes that proxy proposals should address the business interests of the corporation. Such proposals typically request that the company disclose or amend certain business practices but lack a compelling economic impact on shareholder value. In general, these matters are primarily the responsibility of management and should be reviewed by the corporation's Board of directors, unless they have a substantial impact on the value of a fund's investment.


Each proposal is viewed in light of the circumstances of the company submitting the proposal.


         RIVERSOURCE VARIABLE PORTFOLIO FUNDS - STATEMENT OF ADDITIONAL
                           INFORMATION - MARCH 1, 2006

POLICY AND PROCEDURES


The policy of the Board is to vote all proxies of the companies in which a fund holds investments. The Board has implemented policies and procedures reasonably designed to ensure that there are no conflicts between interests of a fund's shareholders and those of the funds' investment manager, RiverSource Investments, or other affiliated entities.

The recommendation of the management of a company as set out in the company's proxy statement is considered. In each instance in which a fund votes against the recommendation, the Board sends a letter to senior management of the company explaining the basis for its vote. This has permitted both the company's management and the fund's Board to gain better insight into issues presented by proxy proposals. In the case of foreign corporations, proxies of companies located in some countries may not be voted due to requirements of locking up the voting shares and when time constraints prohibit the processing of proxies.

From time to time a proxy proposal is presented that has not been previously considered by the Board or that the investment manager recommends be voted different from the votes cast for similar proposals. In making recommendations to the Board about voting on a proposal, the investment manager relies on its own investment personnel (or the investment personnel of a fund's subadvisers(s)) and information obtained from outside resources, including Glass Lewis & Co. The investment manager makes the recommendation in writing. The process established by the Board to vote proxies requires that either Board members or officers who are independent from the investment manager consider the recommendation and decide how to vote the proxy proposal.


PROXY VOTING RECORD

Information regarding how a fund voted proxies relating to portfolio securities during the most recent 12-month period ended June 30 can be obtained without charge:


     -    Through www.riversource.com/funds,

     -    On a website maintained by the SEC, www.sec.gov, or

     - By calling the fund's administrator, Board Services Corporation, collect at (612) 330-9283.


SELLING SHARES


A fund will sell any shares presented by the shareholders (variable accounts or subaccounts) for sale. The policies on when or whether to buy or sell shares are described in your annuity or life insurance prospectus.

During an emergency the Board can suspend the computation of net asset value, stop accepting payments for purchase of shares, or suspend the duty of a fund to sell shares for more than seven days. Such emergency situations would occur if:

     - The Exchange closes for reasons other than the usual weekend and holiday closings or trading on the Exchange is restricted, or

     - Disposal of a fund's securities is not reasonably practicable or it is not reasonably practicable for the fund to determine the fair value of its net assets, or

     - The SEC, under the provisions of the 1940 Act, declares a period of emergency to exist.

Should a fund stop selling shares, the Board may make a deduction from the value of the assets held by the fund to cover the cost of future liquidations of the assets so as to distribute these costs fairly among all contract owners.


REJECTION OF BUSINESS


Each fund reserves the right to reject any business, in its sole discretion.

         RIVERSOURCE VARIABLE PORTFOLIO FUNDS - STATEMENT OF ADDITIONAL
                           INFORMATION - MARCH 1, 2006

CAPITAL LOSS CARRYOVER


For federal income tax purposes, certain funds had total capital loss carryovers at the end of the most recent fiscal period that, if not offset by subsequent capital gains, will expire as follows. The table is organized by fiscal year end. You can find your fund's fiscal year end in Table 1.

                        TABLE 10. CAPITAL LOSS CARRYOVER



                      TOTAL
                     CAPITAL      AMOUNT      AMOUNT       AMOUNT        AMOUNT      AMOUNT      AMOUNT       AMOUNT     AMOUNT
                      LOSS     EXPIRING IN  EXPIRING IN EXPIRING IN   EXPIRING IN  EXPIRING IN EXPIRING IN EXPIRING IN EXPIRING IN
       FUND        CARRYOVERS      2007        2008        2009          2010         2011        2012        2013        2014
----------------- ------------ ------------ ----------- ------------ ------------ ------------ ----------- ----------- -----------
FOR FUNDS WITH FISCAL PERIOD ENDING AUGUST 31
Balanced          $ 71,249,204   $        0 $11,355,730 $ 59,893,474 $          0 $          0 $         0  $        0  $        0
Cash Management          1,797            0       1,797            0            0            0           0           0           0
Core Bond                    0
Diversified Bond   136,697,943    5,732,021  53,324,465   47,894,894    9,863,475   15,651,825   4,231,263           0           0
Diversified
Equity Income                0
Emerging Markets             0
Global Bond                  0
Global Inflation
Protected
Securities                   0
Growth             115,755,420            0           0            0   36,012,947   79,742,473           0           0           0
High Yield Bond    222,337,062            0           0   15,326,726  100,694,093  106,316,243           0           0           0
Income
Opportunities                0
International
Opportunity        690,331,815            0  26,384,784   18,436,163  533,046,310   90,583,080  21,881,478           0           0
Large Cap Equity   416,160,189            0           0  117,244,575   12,004,786  286,910,828           0           0           0
Large Cap Value              0
Mid Cap Growth               0
Mid Cap Value                0
New Dimensions     254,908,325            0           0            0  104,527,778  150,380,547           0           0           0
S&P 500 Index                0
Select Value                 0
Short Duration
U.S. Government      7,170,145            0           0            0            0       68,452           0   4,186,493   2,915,200
Small Cap
Advantage                    0
Small Cap Value              0
Strategy
Aggressive         1,337,919,255          0           0  118,368,309  869,472,336  310,534,170  39,544,440           0           0
FOR FUNDS WITH FISCAL PERIOD ENDING DECEMBER 31
Core Equity                  0



It is unlikely that the Board will authorize a distribution of any net realized capital gains until the available capital loss carryover has been offset or has expired except as required by Internal Revenue Service rules.

         RIVERSOURCE VARIABLE PORTFOLIO FUNDS - STATEMENT OF ADDITIONAL
                           INFORMATION - MARCH 1, 2006

TAXES


A fund may be subject to U.S. taxes resulting from holdings in a passive foreign investment company (PFIC). To avoid taxation, a fund may make an election to mark to market. A foreign corporation is a PFIC when 75% or more of its gross income for the taxable year is passive income or 50% or more of the average value of its assets consists of assets that produce or could produce passive income.

Income earned by a fund may have had foreign taxes imposed and withheld on it in foreign countries. Tax conventions between certain countries and the U.S. may reduce or eliminate such taxes.

Under federal tax law, by the end of a calendar year a fund must declare and pay dividends representing 98% of ordinary income for that calendar year and 98% of net capital gains (both long-term and short-term) for the 12-month period ending Oct. 31 of that calendar year. The fund is subject to an excise tax equal to 4% of the excess, if any, of the amount required to be distributed over the amount actually distributed. Each fund intends to comply with federal tax law and avoid any excise tax. For purposes of the excise tax distributions, section 988 ordinary gains and losses are distributable based on an Oct. 31 year end. This is an exception to the general rule that ordinary income is paid based on a calendar year end.

The Internal Revenue Code imposes two asset diversification rules that apply to each fund as of the close of each quarter. First, as to 50% of its holdings, the fund may hold no more than 5% of its assets in securities of one issuer and no more than 10% of any one issuer's outstanding voting securities. Second, a fund cannot have more than 25% of its assets in any one issuer.

This is a brief summary that relates to federal income taxation only. Shareholders should consult their tax advisor as to the application of federal, state, and local income tax laws to fund distributions.

         RIVERSOURCE VARIABLE PORTFOLIO FUNDS - STATEMENT OF ADDITIONAL
                           INFORMATION - MARCH 1, 2006

AGREEMENTS

INVESTMENT MANAGEMENT SERVICES AGREEMENT


RiverSource Investments is the investment manager for each fund. Under the Investment Management Services Agreement, the investment manager, subject to the policies set by the Board, provides investment management services.

For its services, the investment manager is paid a fee monthly based on the following schedule. The fee is calculated for each calendar day on the basis of net assets as of the close of the preceding day.

         TABLE 11. INVESTMENT MANAGEMENT SERVICES AGREEMENT FEE SCHEDULE



                                                                        ANNUAL RATE AT             DAILY RATE ON LAST DAY OF MOST
             FUND                        ASSETS (BILLIONS)             EACH ASSET LEVEL                 RECENT FISCAL PERIOD
------------------------------------   --------------------          -------------------         ----------------------------------
Balanced                                     First $1.0                     0.530%                            0.607%*
                                             Next 1.0                       0.505
                                             Next 1.0                       0.480
                                             Next 3.0                       0.455
                                             Next 1.5                       0.430
                                             Next 2.5                       0.410
                                             Next 5.0                       0.390
                                             Next 9.0                       0.370
                                             Over 24.0                      0.350

Cash Management                              First $1.0                     0.330                             0.510*
                                             Next 0.5                       0.313
                                             Next 0.5                       0.295
                                             Next 0.5                       0.278
                                             Next 2.5                       0.260
                                             Next 1.0                       0.240
                                             Next 1.5                       0.220
                                             Next 1.5                       0.215
                                             Next 1.0                       0.190
                                             Next 5.0                       0.180
                                             Next 5.0                       0.170
                                             Next 4.0                       0.160
                                             Over 24.0                      0.150

Core Bond                                    First $1.0                     0.480                  Core Bond - 0.630*
Diversified Bond                             Next 1.0                       0.455                  Diversified Bond - 0.603*
                                             Next 1.0                       0.430
                                             Next 3.0                       0.405
                                             Next 1.5                       0.380
                                             Next 1.5                       0.365
                                             Next 1.0                       0.360
                                             Next 5.0                       0.350
                                             Next 5.0                       0.340
                                             Next 4.0                       0.330
                                             Next 26.0                      0.310
                                             Over 50.0                      0.290

Core Equity                                  All                            0.400                             0.400



         RIVERSOURCE VARIABLE PORTFOLIO FUNDS - STATEMENT OF ADDITIONAL
                           INFORMATION - MARCH 1, 2006

                                                                        ANNUAL RATE AT             DAILY RATE ON LAST DAY OF MOST
             FUND                        ASSETS (BILLIONS)             EACH ASSET LEVEL                 RECENT FISCAL PERIOD
------------------------------------   --------------------          -------------------         ----------------------------------
Diversified Equity Income                    First $1.0                     0.600                  Diversified Equity Income -
Growth                                       Next 1.0                       0.575                  0.543*
Large Cap Equity                             Next 1.0                       0.550                  Growth - 0.630*
Large Cap Value                              Next 3.0                       0.525                  Large Cap Equity - 0.618*
                                             Next 1.5                       0.500                  Large Cap Value - 0.630*
                                             Next 2.5                       0.485
                                             Next 5.0                       0.470
                                             Next 5.0                       0.450
                                             Next 4.0                       0.425
                                             Next 26.0                      0.400
                                             Over 50.0                      0.375

Emerging Markets                             First $0.25                    1.100                             1.170*
                                             Next 0.25                      1.080
                                             Next 0.25                      1.060
                                             Next 0.25                      1.040
                                             Next 1.0                       1.020
                                             Next 5.5                       1.000
                                             Next 2.5                       0.985
                                             Next 5.0                       0.970
                                             Next 5.0                       0.960
                                             Next 4.0                       0.935
                                             Next 26.0                      0.920
                                             Over 50.0                      0.900

Global Bond                                  First $0.25                    0.720                             0.830*
                                             Next 0.25                      0.695
                                             Next 0.25                      0.670
                                             Next 0.25                      0.645
                                             Next 6.5                       0.620
                                             Next 2.5                       0.605
                                             Next 5.0                       0.590
                                             Next 5.0                       0.580
                                             Next 4.0                       0.560
                                             Next 26.0                      0.540
                                             Over 50.0                      0.520

Global Inflation Protected Securities        First $1.0                     0.440                             0.490*
                                             Next 1.0                       0.415
                                             Next 1.0                       0.390
                                             Next 3.0                       0.365
                                             Next 1.5                       0.340
                                             Next 1.5                       0.325
                                             Next 1.0                       0.320
                                             Next 5.0                       0.310
                                             Next 5.0                       0.300
                                             Next 4.0                       0.290
                                             Next 26.0                      0.270
                                             Over 50.0                      0.250



         RIVERSOURCE VARIABLE PORTFOLIO FUNDS - STATEMENT OF ADDITIONAL
                           INFORMATION - MARCH 1, 2006

                                                                        ANNUAL RATE AT             DAILY RATE ON LAST DAY OF MOST
             FUND                        ASSETS (BILLIONS)             EACH ASSET LEVEL                 RECENT FISCAL PERIOD
------------------------------------   --------------------          -------------------         ----------------------------------
High Yield Bond                              First $1.0                     0.590                             0.617*
                                             Next 1.0                       0.565
                                             Next 1.0                       0.540
                                             Next 3.0                       0.515
                                             Next 1.5                       0.490
                                             Next 1.5                       0.475
                                             Next 1.0                       0.450
                                             Next 5.0                       0.435
                                             Next 5.0                       0.425
                                             Next 4.0                       0.400
                                             Next 26.0                      0.385
                                             Over 50.0                      0.360

Income Opportunities                         First $1.0                     0.610                             0.640*
                                             Next 1.0                       0.585
                                             Next 1.0                       0.560
                                             Next 3.0                       0.535
                                             Next 1.5                       0.510
                                             Next 1.5                       0.495
                                             Next 1.0                       0.470
                                             Next 5.0                       0.455
                                             Next 5.0                       0.445
                                             Next 4.0                       0.420
                                             Next 26.0                      0.405
                                             Over 50.0                      0.380

International Opportunity                    First $0.25                    0.800                             0.842*
                                             Next 0.25                      0.775
                                             Next 0.25                      0.750
                                             Next 0.25                      0.725
                                             Next 1.0                       0.700
                                             Next 5.5                       0.675
                                             Next 2.5                       0.660
                                             Next 5.0                       0.645
                                             Next 5.0                       0.635
                                             Next 4.0                       0.610
                                             Next 26.0                      0.600
                                             Over 50.0                      0.570

Mid Cap Growth                               First $1.0                     0.700                  Mid Cap Growth - 0.650*
Mid Cap Value                                Next 1.0                       0.675                  Mid Cap Value - 0.730*
                                             Next 1.0                       0.650
                                             Next 3.0                       0.625
                                             Next 1.5                       0.600
                                             Next 2.5                       0.575
                                             Next 5.0                       0.550
                                             Next 9.0                       0.525
                                             Next 26.0                      0.500
                                             Over 50.0                      0.475

New Dimensions                               First $1.0                     0.630                             0.620
                                             Next 1.0                       0.615
                                             Next 1.0                       0.600
                                             Next 3.0                       0.585
                                             Over 6.0                       0.570



         RIVERSOURCE VARIABLE PORTFOLIO FUNDS - STATEMENT OF ADDITIONAL
                           INFORMATION - MARCH 1, 2006

                                                                        ANNUAL RATE AT             DAILY RATE ON LAST DAY OF MOST
             FUND                        ASSETS (BILLIONS)             EACH ASSET LEVEL                 RECENT FISCAL PERIOD
------------------------------------   --------------------          -------------------         ----------------------------------
S&P 500 Index                                First $1.0                     0.220                             0.290*
                                             Next 1.0                       0.210
                                             Next 1.0                       0.200
                                             Next 4.5                       0.190
                                             Next 2.5                       0.180
                                             Next 5.0                       0.170
                                             Next 9.0                       0.160
                                             Next 26.0                      0.140
                                             Over 50.0                      0.120

Select Value                                 First $0.50                    0.780                             0.810*
                                             Next 0.50                      0.755
                                             Next 1.00                      0.730
                                             Next 1.00                      0.705
                                             Next 3.00                      0.680
                                             Over 6.00                      0.650

Short Duration U.S. Government               First $1.0                     0.480                             0.610*
                                             Next 1.0                       0.455
                                             Next 1.0                       0.430
                                             Next 3.0                       0.405
                                             Next 1.5                       0.380
                                             Next 1.5                       0.365
                                             Next 1.0                       0.340
                                             Next 5.0                       0.325
                                             Next 5.0                       0.315
                                             Next 4.0                       0.290
                                             Next 26.0                      0.275
                                             Over 50.0                      0.250

Small Cap Advantage                          First $0.25                    0.790                             0.790*
                                             Next 0.25                      0.765
                                             Next 0.25                      0.740
                                             Next 0.25                      0.715
                                             Next 1.00                      0.690
                                             Over 2.00                      0.665

Small Cap Value                              First $0.25                    0.970                             1.012*
                                             Next 0.25                      0.945
                                             Next 0.25                      0.920
                                             Next 0.25                      0.895
                                             Over 1.00                      0.870

Strategy Aggressive                          First $0.25                    0.650                             0.636
                                             Next 0.25                      0.635
                                             Next 0.25                      0.620
                                             Next 0.25                      0.605
                                             Next 1.00                      0.590
                                             Over 2.00                      0.575



* Effective March 1, 2006, the fund's shareholders approved a change to the Investment Management fee schedule under the Investment Management Services Agreement between RiverSource Investments, LLC and the fund.

         RIVERSOURCE VARIABLE PORTFOLIO FUNDS - STATEMENT OF ADDITIONAL
                           INFORMATION - MARCH 1, 2006

For Balanced and Equity Funds, except for Core Equity and S&P 500 Index, before the fee based on the asset charge is paid, it is adjusted for the fund's investment performance relative to the Lipper Index (Index) as shown in the table below. The adjustment increased or decreased the fee for the last fiscal period as shown in the following table.

                            TABLE 12. LIPPER INDEXES



                                                                                                                FEE INCREASE OR
                  FUND                                              LIPPER INDEX                                   (DECREASE)
----------------------------------------   ----------------------------------------------------------------     ----------------
FISCAL YEAR ENDING AUGUST 31
Balanced                                   Lipper Balanced Funds Index                                               $   702,269
Diversified Equity Income                  Lipper Equity Income Funds Index                                              957,131
Emerging Markets                           Lipper Emerging Markets Funds Index                                           (52,859)
Growth                                     Lipper Large-Cap Growth Funds Index                                          (179,212)
International Opportunity                  Lipper International Large-Cap Core Funds Index                              (444,320)
Large Cap Equity                           Lipper Large-Cap Core Funds Index                                            (592,373)
Large Cap Value                            Lipper Large-Cap Value Funds Index                                                196
Mid Cap Growth                             Lipper Mid-Cap Growth Funds Index                                            (181,465)
Mid Cap Value                              Lipper Mid-Cap Value Funds Index                                                  N/A
New Dimensions                             Lipper Large-Cap Growth Funds Index (through Oct. 31, 2005),               (1,900,920)
                                           Lipper Large-Cap Core Funds Index (effective Nov. 1, 2005)
Select Value                               Lipper Multi-Cap Value Funds Index                                             (1,689)
Small Cap Advantage                        Lipper Small-Cap Core Funds Index                                              19,577
Small Cap Value                            Lipper Small-Cap Value Funds Index                                           (117,658)
Strategy Aggressive                        Lipper Mid-Cap Growth Funds Index                                            (516,976)



The adjustment, determined monthly, will be determined by measuring the percentage difference over a rolling 12-month period between the performance of one share of the fund and the change in the Index. The performance difference is then used to determine the adjustment rate. The adjustment rate, computed to five decimal places, is determined in accordance with the following table. The table is organized by fund category. You can find your fund's category in Table 1.

             TABLE 13. PERFORMANCE INCENTIVE ADJUSTMENT CALCULATION



                          EQUITY FUNDS                                                    BALANCED FUNDS
----------------------------------------------------------------  -----------------------------------------------------------
  PERFORMANCE                                                     PERFORMANCE
  DIFFERENCE                     ADJUSTMENT RATE                   DIFFERENCE                   ADJUSTMENT RATE
--------------       -------------------------------------------  ------------     ------------------------------------------
0.00%-0.50%          0                                             0.00%-0.50%     0
0.50%-1.00%          6 basis points times the performance          0.50%-1.00%     6 basis points times the performance difference
                     difference over 0.50%, times 100 (maximum                     over 0.50%, times 100 (maximum of 3 basis
                     of 3 basis points if a 1% performance                         points if a 1% performance difference)
                     difference)
1.00%-2.00%          3 basis points, plus 3 basis points times     1.00%-2.00%     3 basis points, plus 3 basis points times
                     the performance difference over 1.00%,                        the performance difference over 1.00%,
                     times 100 (maximum 6 basis points if a                        times 100 (maximum 6 basis points if a
                     2% performance difference)                                    2% performance difference)
2.00%-4.00%          6 basis points, plus 2 basis points times     2.00%-3.00%     6 basis points, plus 2 basis points times
                     the performance difference over 2.00%,                        the performance difference over 2.00%,
                     times 100 (maximum 10 basis points if a                       times 100 (maximum 8 basis points if a
                     4% performance difference)                                    3% performance difference)
4.00%-6.00%          10 basis points, plus 1 basis point times     3.00% or more   8 basis points
                     the performance difference over 4.00%,
                     times 100 (maximum 12 basis points if a
                     6% performance difference)
6.00% or more        12 basis points



         RIVERSOURCE VARIABLE PORTFOLIO FUNDS - STATEMENT OF ADDITIONAL
                           INFORMATION - MARCH 1, 2006

For example, if the performance difference for an Equity Fund is 2.38%, the adjustment rate is 0.000676 (0.0006 [6 basis points] plus 0.0038 [the 0.38% performance difference over 2.00%] x 0.0002 [2 basis points] x 100 (0.000076)). Rounded to five decimal places, the adjustment rate is 0.00068. The maximum adjustment rate for the fund is 0.0012 per year. Where the fund's performance exceeds that of the Index, the fee paid to the investment manager will increase. Where the performance of the Index exceeds the performance of the fund, the fee paid to the investment manager will decrease. The 12-month comparison period rolls over with each succeeding month, so that it always equals 12 months, ending with the month for which the performance adjustment is being computed.

If an Index ceases to be published for a period of more than 90 days, changes in any material respect, otherwise becomes impracticable or, at the discretion of the Board, is no longer appropriate to use for purposes of a performance incentive adjustment, for example, if Lipper reclassifies the fund from one peer group to another, the Board may take action it deems appropriate and in the best interests of shareholders, including: (1) discontinuance of the performance incentive adjustment until such time as it approves a substitute index, or (2) adoption of a methodology to transition to a substitute index it has approved.

TRANSITIONS. In the case of a change in index, a fund's performance will be compared to a 12 month blended index return that reflects the performance of the current index for the portion of the 12 month performance measurement period beginning the effective date of the current index and the performance of the prior index for the remainder of the measurement period. At the conclusion of the transition period, the performance of the prior index will be eliminated from the performance incentive adjustment calculation, and the calculation will include only the performance of the current index.

The management fee is paid monthly. For all funds other than Core Equity, under the agreement, a fund also pays taxes, brokerage commissions and nonadvisory expenses, which include custodian fees and charges; fidelity bond premiums; certain legal fees; registration fees for shares; consultants' fees; compensation of Board members, officers and employees not employed by the investment manager or its affiliates; corporate filing fees; organizational expenses; expenses incurred in connection with lending securities; and expenses properly payable by a fund, approved by the Board. For Core Equity, under the agreement, the fund also pays brokerage commissions and expenses properly payable by the fund, approved by the Board.

The table below shows the total management fees paid by each fund for the last three fiscal periods as well as nonadvisory expenses, net of earnings credits, waivers and expenses reimbursed by the investment manager and its affiliates. The table is organized by fiscal year end. You can find your fund's fiscal year end in Table 1.

               TABLE 14. MANAGEMENT FEES AND NONADVISORY EXPENSES



                                                            MANAGEMENT FEES                        NONADVISORY EXPENSES
                                                -----------------------------------------   -----------------------------------
                    FUND                           2005           2004           2003          2005        2004         2003
----------------------------------------------  -----------    -----------    -----------   ----------   ---------    ---------
FOR FUNDS WITH FISCAL PERIOD ENDING AUGUST 31
Balanced                                        $16,475,472    $14,949,024    $14,961,945     $879,722    $621,427     $755,600
Cash Management                                   3,618,791      3,943,361      5,189,115      239,685     153,930      296,307
Core Bond                                           290,514        108,039(a)         N/A       64,359      27,209(a)       N/A
Diversified Bond                                 10,446,764     10,267,470     11,121,622      654,797     486,884      596,353
Diversified Equity Income                         7,790,892      3,909,591      1,495,598      669,524     394,376      192,223
Emerging Markets                                  1,128,628        333,875        134,837      207,894      83,718       44,996
Global Bond                                       4,107,042      3,087,011      2,370,419      312,839     217,046      188,858
Global Inflation Protected Securities               167,833(b)         N/A            N/A       26,773(b)      N/A          N/A
Growth                                            2,023,076      1,444,157      1,068,315      154,684     307,329      268,161
High Yield Bond                                   7,533,530      6,361,088      4,158,089      422,329     266,908      250,031
Income Opportunities                                165,239         24,242(c)         N/A       35,712       6,812(c)       N/A
International Opportunity                         8,953,186      6,271,576      6,108,448      689,296     418,998      353,295
Large Cap Equity                                 15,079,399     13,899,157     12,597,101      834,053     471,564      545,654
Large Cap Value                                      70,240         17,499(a)         N/A       21,370       7,089(a)       N/A



         RIVERSOURCE VARIABLE PORTFOLIO FUNDS - STATEMENT OF ADDITIONAL
                           INFORMATION - MARCH 1, 2006

                                                            MANAGEMENT FEES                        NONADVISORY EXPENSES
                                                -----------------------------------------   -----------------------------------
                    FUND                           2005           2004           2003          2005        2004         2003
----------------------------------------------  -----------    -----------    -----------   ----------   ---------    ---------
Mid Cap Growth                                    1,435,137      1,207,591        789,579      130,183     212,938      204,710
Mid Cap Value                                        10,481(d)         N/A            N/A        2,241(d)      N/A          N/A
New Dimensions                                   14,503,077     17,068,182     17,629,745      879,217     699,540      902,794
S&P 500 Index                                       973,909        691,747        361,397        8,545      (3,134)      (4,001)
Select Value                                        123,757         26,064(a)         N/A       25,807       5,496(a)       N/A
Short Duration U.S. Government                    3,045,061      2,917,663      2,508,938      207,177     151,503      155,494
Small Cap Advantage                               1,757,829      1,319,284        560,022      190,155     107,639      131,572
Small Cap Value                                   3,087,940      1,775,982        876,649      302,252     232,430      318,514
Strategy Aggressive                               4,288,049      4,741,305      5,526,254      263,154     220,604      285,548
FOR FUNDS WITH FISCAL PERIOD ENDING DECEMBER 31
Core Equity                                       1,966,532        630,305(e)         N/A       (1,810)          0(e)       N/A


(a) For the period from Feb. 4, 2004 (date the Fund became available) to Aug. 31, 2004.
(b) For the period from Sept. 13, 2004 (date the Fund became available) to Aug. 31, 2005.
(c) For the period from June 1, 2004 (date the Fund became available) to Aug. 31, 2004.
(d) For the period from May 2, 2005 (date the Fund became available) to Aug. 31, 2005.

(e) For the period from Sept. 10, 2004 (date the Fund became available) to Dec. 31, 2004.

SUBADVISORY AGREEMENTS

The assets of certain funds are managed by subadvisers that have been selected by the investment manager, subject to the review and approval of the Board. The investment manager has recommended the subadvisers to the Board based upon its assessment of the skills of the subadvisers in managing other assets with objectives and investment strategies substantially similar to those of the applicable fund. Short-term investment performance is not the only factor in selecting or terminating a subadviser, and the investment manager does not expect to make frequent changes of subadvisers. Certain subadvisers, affiliated with the investment manager, have been directly approved by shareholders. These subadvisers are noted in Table 15.

The investment manager allocates the assets of a fund with multiple subadvisers among the subadvisers. Each subadviser has discretion, subject to oversight by the Board and the investment manager, to purchase and sell portfolio assets, consistent with the fund's investment objectives, policies, and restrictions. Generally, the services that a subadviser provides to the fund are limited to asset management and related recordkeeping services.

The investment manager has entered into an advisory agreement with each subadviser under which the subadviser provides investment advisory assistance and day-to-day management of some or all of the fund's portfolio, as well as investment research and statistical information. A subadviser may also serve as a discretionary or non-discretionary investment adviser to management or advisory accounts that are unrelated in any manner to the investment manager or its affiliates.

         RIVERSOURCE VARIABLE PORTFOLIO FUNDS - STATEMENT OF ADDITIONAL
                           INFORMATION - MARCH 1, 2006

The following table shows the advisory fee schedules for fees paid by the investment manager to subadvisers for funds that have subadvisers.

          TABLE 15. SUBADVISERS AND SUBADVISORY AGREEMENT FEE SCHEDULES



                                                                             PARENT
                                                                            COMPANY,
          FUND                            SUBADVISER NAME                    IF ANY                 FEE SCHEDULE
-----------------------   ------------------------------------------------  --------   --------------------------------------
FOR FUNDS WITH FISCAL PERIOD ENDING AUGUST 31
Emerging Markets          Threadneedle International Limited(a)                 A         0.45% on the first $150 million,
                          (Threadneedle) (effective July 10, 2004)                      reducing to 0.30% as assets increase,
                                                                                       and subject to a performance incentive
                                                                                                    adjustment(c)
International             Threadneedle(a)                                       A         0.35% on the first $150 million,
Opportunity               (effective July 10, 2004)                                     reducing to 0.20% as assets increase,
                                                                                       and subject to a performance incentive
                                                                                                    adjustment(c)
Select Value              GAMCO Asset Management Inc. (GAMCO)(b)               N/A        0.40% on the first $500 million,
                          (effective July 10, 2003)                                     reducing to 0.30% as assets increase
Small Cap Advantage       Kenwood Capital Management LLC (Kenwood)(a), (b)      B         0.60% on the first $100 million,
                          (effective Sept. 13, 1999)                                    reducing to 0.45% as assets increase,
                                                                                       and subject to a performance incentive
                                                                                                    adjustment(d)
Small Cap Value           Royce & Associates, LLC. (Royce)(b)                   C         0.80% on the first $100 million,
                          (effective Aug. 2, 2001)                                      reducing to 0.60% as assets increase
                          Goldman Sachs Asset Management, L.P.                 N/A        0.60% on the first $100 million,
                          (Goldman)(b)                                                  reducing to 0.55% as assets increase
                          (effective July 21, 2003)
                          Barrow, Hanley, Mewhinney & Strauss (BHMS)(b)         D          1.00% on the first $10 million,
                          (effective March 12, 2004)                                    reducing to 0.30% as assets increase
                          Donald Smith & Co. Inc. (Donald Smith)(b)            N/A        0.60% on the first $175 million,
                          (effective March 12, 2004)                                    reducing to 0.55% as assets increase
                          Franklin Portfolio Associates LLC(b) (Franklin        E         0.60% on the first $100 million,
                          Portfolio Associates) (effective March 12, 2004)              reducing to 0.55% as assets increase



(a) Threadneedle is an affiliate of the investment manager as an indirect wholly-owned subsidiary of Ameriprise Financial. Kenwood is an affiliate of the investment manager as an indirect partially-owned subsidiary of Ameriprise Financial.
(b) Based on the combined net assets subject to the subadviser's investment management.
(c) The adjustment for Threadneedle is based on the performance of one share of the fund and the change in the Lipper Index described in Table 12. The performance of the fund and the Index will be calculated using the method described above for the performance incentive adjustment paid to the investment manager under the terms of the Investment Management Services Agreement. The amount of the adjustment to Threadneedle's fee, whether positive or negative, shall be equal to one-half of the performance incentive adjustment made to the investment management fee payable to the investment manager under the terms of the Investment Management Services Agreement. The performance incentive adjustment was effective Dec. 1, 2004.
(d) The adjustment will increase or decrease based on the performance of the subadviser's allocated portion of the fund compared to the performance of the Russell 2000 Index, up to a maximum adjustment of 12 basis points (0.12%).

A -  Threadneedle is an indirect wholly-owned subsidiary of Ameriprise
     Financial.
B -  Kenwood is an indirect partially-owned subsidiary of Ameriprise
     Financial.
C -  Royce is a direct wholly-owned subsidiary of Legg Mason, Inc.
D -  BHMS is an independent-operating subsidiary of Old Mutual Asset
     Management.
E - Franklin Portfolio Associates is an indirect wholly-owned subsidiary of Mellon Financial Corporation.

         RIVERSOURCE VARIABLE PORTFOLIO FUNDS - STATEMENT OF ADDITIONAL
                           INFORMATION - MARCH 1, 2006

The following table shows the subadvisory fees paid by the investment manager to subadvisers in the last three fiscal periods.

                           TABLE 16. SUBADVISORY FEES



                                                                                              SUBADVISORY FEES PAID
                                                                                  -------------------------------------------
           FUND                                SUBADVISER                              2005           2004           2003
-------------------------   --------------------------------------------------    --------------   ------------   -----------
FOR FUNDS WITH FISCAL PERIOD ENDING AUGUST 31
Emerging Markets            Threadneedle                                              $  429,646     $   32,134           N/A
                            FORMER SUBADVISER:  American Express Asset                       N/A         70,099        41,689
                            Management International Inc. (AEAMI)
                            (from inception until July 2004)
International Opportunity   Threadneedle                                               3,057,193        477,868           N/A
                            FORMER SUBADVISER:  AEAMI                                        N/A      2,372,049     2,564,968
                            (from inception until July 2004)
Select Value                GAMCO                                                         59,064         13,489(a)        N/A
Small Cap Advantage         Kenwood(b)                                                   772,535        541,441       242,909
Small Cap Value             Goldman                                                      334,797        318,678        10,731
                            Royce                                                        518,048        470,848       324,032
                            Franklin Portfolio Associates                                350,034         62,780           N/A
                            BHMS                                                         297,471         58,516           N/A
                            Donald Smith                                                 337,518         66,278           N/A
                            FORMER SUBADVISER:  National City Investment Co.                 N/A            N/A        78,050
                            (from inception to August 2003)
                            FORMER SUBADVISER:  Third Avenue Management LLC                  N/A        116,248       125,228
                            (from inception to March 2004)



(a) For fiscal period from Feb. 4, 2004 (date the Fund became available) to Aug. 31, 2004.
(b) Effective March 1, 2006, the fund's shareholders approved a change to the subadviser fee schedule for fees paid to the subadviser by the investment manager.

PORTFOLIO MANAGERS. For all funds other than Money Market funds, the following table provides information about the funds' portfolio managers as of the end of the most recent fiscal period. The table is organized by fiscal year end. You can find your fund's fiscal year end in Table 1.

                          TABLE 17. PORTFOLIO MANAGERS



                                               OTHER ACCOUNTS MANAGED (EXCLUDING THE FUND)
                                         -------------------------------------------------------
                                                                                    NUMBER OF               POTENTIAL
                                                                                  ACCOUNTS AND   OWNERSHIP  CONFLICTS
                                             NUMBER AND TYPE      APPROXIMATE       AGGREGATE     OF FUND       OF     STRUCTURE OF
      FUND          PORTFOLIO MANAGER          OF ACCOUNT       TOTAL NET ASSETS    ASSETS(a)    SHARES(b)   INTEREST  COMPENSATION
---------------  ----------------------  ---------------------- ----------------  -------------  ---------  ---------  ------------
FOR FUNDS WITH FISCAL PERIOD ENDING AUGUST 31
Balanced         Tom Murphy              8 Registered            $6.22 billion                    None       (1)        (1)
                                         Investment Companies    $1.29 billion
                                         ("RICs")                $19.82 billion
                                         4 Pooled Investment                      2 RICs -
                                         Vehicles ("PIVs")                        $0.62 B
                                         23 other accounts(c)                     in assets;
                 Jamie Jackson           12 RICs                 $8.50 billion    1 other         None
                                         6 PIVs                  $3.21 billion    account -
                                         31 other accounts(c)    $5.59 billion    $0.098 B
                 Scott Kirby             11 RICs                 $8.44 billion    in assets       None
                                         6 PIVs                  $2.38 billion
                                         45 other accounts(c)    $23.27 billion
                 Bob Ewing               6 RICs                  $5.46 billion                    None       (1)        (2)
                                         2 PIVs                  $0.25 billion    6 RICs
                                         1 other account         $0.01billion



         RIVERSOURCE VARIABLE PORTFOLIO FUNDS - STATEMENT OF ADDITIONAL
                           INFORMATION - MARCH 1, 2006

                                               OTHER ACCOUNTS MANAGED (EXCLUDING THE FUND)
                                         -------------------------------------------------------
                                                                                    NUMBER OF               POTENTIAL
                                                                                  ACCOUNTS AND   OWNERSHIP  CONFLICTS
                                             NUMBER AND TYPE      APPROXIMATE       AGGREGATE     OF FUND       OF     STRUCTURE OF
      FUND          PORTFOLIO MANAGER          OF ACCOUNT       TOTAL NET ASSETS    ASSETS(a)    SHARES(b)   INTEREST  COMPENSATION
---------------  ----------------------  ---------------------- ---------------- --------------  ---------  ---------  ------------
Core Bond        Tom Murphy              8 RICs                  $7.00 billion                   None       (1)        (1)
                                         4 PIVs                  $1.29 billion   3 RICs -
                                         23 other accounts(c)    $19.82 billion  $1.45 B
                 Jamie Jackson           12 RICs                 $9.28 billion   in assets;      None
                                         6 PIVs                  $3.21 billion   1 other
                                         31 other accounts(c)    $5.59 billion   account-
                 Scott Kirby             11 RICs                 $9.22 billion   $0.098 B        None
                                         6 PIVs                  $2.38 billion   in assets
                                         45 other accounts(c)    $23.27 billion
Diversified      Tom Murphy              8 RICs                  $5.23 billion                   None       (1)        (1)
Bond                                     4 PIVs                  $1.29 billion   3 RICs -
                                         23 other accounts(c)    $19.82 billion  $1.45 B
                 Jamie Jackson           12 RICs                 $7.51 billion   in assets;      None
                                         6 PIVs                  $3.21 billion   1 other
                                         31 other accounts(c)    $5.59 billion   account-
                 Scott Kirby             11 RICs                 $7.45 billion   $0.098 B        None
                                         6 PIVs                  $2.38 billion   in assets
                                         45 other accounts(c)    $23.27 billion
                 Jennifer Ponce de Leon  5 RICs                  $6.48 billion                   None
                                         1 PIV                   $0.03 billion
                                         10 other accounts       $3.25 billion
                 Nicolas Pifer           4 RICs                  $3.67 billion   1 other         None
                                         4 PIVs                  $0.47 billion   account-
                                         15 other accounts(c)    $4.22 billion   $0.14 B in
                                                                                 assets
Diversified      Warren Spitz            4 RICs                  $8.26 billion                   None       (1)        (3)
Equity Income    Laton Spahr             1 PIV                   $0.16 billion   4 RICs
                 Steve Schroll           1 other account         $0.01 billion
Emerging Markets Julian Thompson         1 RIC                   $0.59 billion                   None       (10)       (4)
                                         1 PIV                   $0.02 billion
                                         2 other accounts        $0.26 billion   1 RIC
                 Jules Mort              1 RIC                   $0.4 billion
                                         2 PIVs                  $1.28 billion
Global Bond      Nicolas Pifer           4 RICs                  $4.92 billion   1 other         None       (1)        (1)
                                         4 PIVs                  $0.47 billion   account-
                                         15 other accounts(c)    $4.22 billion   $0.14 B
                                                                                 in assets
Global           Jamie Jackson           12 RICs                 $9.22 billion   3 RICs -        None       (1)        (1)
Inflation                                6 PIVs                  $3.21 billion   $1.45 B
Protected                                31 other accounts(c)    $5.59 billion   in assets;
Securities                                                                       1 other
                                                                                 account-
                                                                                 $0.098 B
                                                                                 in assets
Growth           Nick Thakore            4 RICs                  $7.63 billion   4 RICs          None       (1)        (2)
                                         2 PIVs                  $0.25 billion
High Yield Bond  Scott Schroepfer        1 RIC                   $2.35 billion                   None       (1)        (1)
                 Jennifer Ponce de Leon  5 RICs                  $7.06 billion
                                         1 PIV                   $0.03 billion
                                         10 other accounts       $3.25 billion
Income           Brian Lavin             1 RIC                   $0.36 billion                   None       (1)        (1)
Opportunities    Jennifer Ponce de Leon  5 RICs                  $8.26 billion
                                         1 PIV                   $0.03 billion
                                         10 other accounts       $3.25 billion



         RIVERSOURCE VARIABLE PORTFOLIO FUNDS - STATEMENT OF ADDITIONAL
                           INFORMATION - MARCH 1, 2006

                                               OTHER ACCOUNTS MANAGED (EXCLUDING THE FUND)
                                         -------------------------------------------------------
                                                                                    NUMBER OF               POTENTIAL
                                                                                  ACCOUNTS AND   OWNERSHIP  CONFLICTS
                                             NUMBER AND TYPE      APPROXIMATE       AGGREGATE     OF FUND       OF     STRUCTURE OF
      FUND          PORTFOLIO MANAGER          OF ACCOUNT       TOTAL NET ASSETS    ASSETS(a)    SHARES(b)   INTEREST  COMPENSATION
---------------  ----------------------  ---------------------- ---------------- --------------  ---------  ---------  ------------
International    Alex Lyle               2 RICs                  $0.69 billion                   None       (10)       (4)
Opportunity                              27 PIVs                 $1.7 billion
                                         2 other accounts        $0.28 billion   2 RICs
                 Dominic Rossi           2 RICs                  $1.1 billion
                                         1 other account         $0.55 billion
Large Cap        Nick Thakore            4 RICs                  $5.12 billion   4 RICs          None       (1)        (2)
Equity                                   2 PIVs                  $0.25 billion
                 Bob Ewing               6 RICs                  $4.54 billion                   None
                                         2 PIVs                  $0.25 billion   6 RICs
                                         1 other account         $0.01 billion
Large Cap        Bob Ewing               6 RICs                  $6.91. billion                  None       (1)        (2)
Value                                    2 PIVs                  $0.25 billion   6 RICs
                                         1 other account         $0.01 billion
Mid Cap Growth   Duncan Evered           1 RIC                   $2.00 billion                   None       (1)        (5)
                                         2 PIVs                  $0.23 billion   1 RIC
                                         13 other accounts       $1.87 billion
Mid Cap Value    Warren Spitz            4 RICs                  $8.95 billion                   None       (1)        (3)
                 Laton Spahr             1 PIV                   $0.16 billion   4 RICs
                 Steve Schroll           1 other account         $0.01 billion
New Dimensions   Gordon Fines            1 RIC                   $5.33 billion                   None       (1)        (5)
                                         1 PIV                   $0.1 billion
                                         7 other accounts        $1.68 billion
                 Michael Nance           1 RIC                   $5.66 billion   1 RIC           None
                                         1 PIV                   $0.05 billion
                                         12 other accounts(c)    $0.2 billion
                 Trisha Schuster         1 RIC                   $5.33 billion                   None       (1), (2)   (6)
S&P 500 Index    David Factor            2 RICs                  $1.52 billion                   None       (1)        (7)
                                         2 PIVs                  $2.4 billion
Select Value     GAMCO:                  24 RICs                 $13.9           6 RICs -        None       (5)        (8)
                 Mario Gabelli           18 PIVs                 billion(d)      $4.8 B in
                                         1,882 other accounts    $1.1 billion(d) assets;
                                                                 $10.0           17 PIVs -
                                                                 billion(d)      $716.7 M in
                                                                                 assets; 5
                                                                                 other accounts
                                                                                 - $1.4 B in
                                                                                 assets
Short            Scott Kirby             11 RICs                 $8.79 billion   3 RICs -        None       (1)        (1)
Duration                                 6 PIVs                  $2.38 billion   $1.45 B
U.S. Government                          45 other accounts(c)    $23.3 billion   in assets;
                 Jamie Jackson           12 RICs                 $8.85 billion   1 other         None
                                         6 PIVs                  $3.21 billion   account-
                                         31 other accounts(c)    $5.59 billion   $0.098 B
                                                                                 in assets
Small Cap        RiverSource             4 RICs                  $2.03 billion                   None       (1)        (1), (9)
Advantage        Investments:            6 PIVs                  $0.16 billion   4 RICs
                 Dimitris Bertsimas      8 other accounts(c)     $0.08 billion
                 RiverSource             2 RICs                  $0.91 billion                   None
                 Investments:            6 PIVs                  0.16 billion    2 RICs
                 Jonathan Calvert
                 Kenwood: Jake Hurwitz   1 RIC                   $0.77 billion   1 RIC; 1 other  None       (1), (3)   (10)
                 Kenwood: Kent Kelley    1 PIV                   $0.05 billion   account -       None
                                         19 other accounts       $0.6 billion    $0.06 B in
                                                                                 assets



         RIVERSOURCE VARIABLE PORTFOLIO FUNDS - STATEMENT OF ADDITIONAL
                           INFORMATION - MARCH 1, 2006

                                               OTHER ACCOUNTS MANAGED (EXCLUDING THE FUND)
                                         -------------------------------------------------------
                                                                                    NUMBER OF               POTENTIAL
                                                                                  ACCOUNTS AND   OWNERSHIP  CONFLICTS
                                             NUMBER AND TYPE      APPROXIMATE       AGGREGATE     OF FUND       OF     STRUCTURE OF
      FUND          PORTFOLIO MANAGER          OF ACCOUNT       TOTAL NET ASSETS    ASSETS(a)    SHARES(b)   INTEREST  COMPENSATION
---------------  ----------------------  ---------------------- ---------------- --------------  ---------  ---------  ------------
Small Cap Value  Royce: Jay S. Kaplan    6 RICs                  $8.6 billion                    None       (6)        (11)
                 Goldman: Eileen         22 RICs                 $12.5 billion                   None       (4)        (12)
                 Rominger
                 Goldman: Dolores        2 PIVs                  $0.1 billion
                 Bamford
                 Goldman: David Berdon   307 other accounts      $6.0 billion
                 Goldman: Lisa Parisi
                 Goldman: J. Kelly Flynn 6 RICs                  $1.09 billion                   None
                 Goldman: Chip Otness    2 PIVs                  $0.1 billion
                                         7 other accounts        $0.7 billion
                 Donald Smith:           2 RICs                  $1.29 billion                   None       (7)        (13)
                 Donald G. Smith         1 PIV                   $0.184 billion
                 Donald Smith:           28 other accounts       $2.063 billion
                 Richard L. Greenberg
                 Franklin Portfolio      6 RICs                  $16.1 billion                   None       (8)        (14)
                 Associates:             (with 19 total          $0.7 billion
                 John S. Cone            portfolios)             $15.6 billion
                 Franklin Portfolio      6 PIVs
                 Associates:             86 other accounts
                 Michael F. Dunn
                 Franklin Portfolio
                 Associates:
                 Oliver E. Buckley
                 Franklin Portfolio
                 Associates:
                 Kristin J. Crawford
                 Franklin Portfolio
                 Associates:
                 Langton Garvin
                 BHMS: James S. McClure  3 RICs                  $0.6 billion                    None       (9)        (15)
                 BHMS: John P. Harloe    17 other accounts       $0.6 billion
Strategy         Paul Rokosz             1 RIC                   $0.55 billion   1 RIC           None       (1)        (5)
Aggressive                               1 PIV                   $0.10 billion
                                         9 other accounts        $1.7 billion
FOR FUNDS WITH FISCAL PERIOD ENDING DECEMBER 31
Core Equity      Nick Thakore            6 RICs                  $18.7 billion   6 RICs          None       (1)        (2)
                                         3 PIVs                  $0.072 billion
                 Bob Ewing               8 RICs                  $17.1 billion   8 RICs          None
                                         3 PIVs                  $0.072 billion
                                         1 other account         $0.012 billion



(a) Number of accounts for which the advisory fee paid is based in part or wholly on performance and the aggregate net assets in those accounts.
(b) All shares of the Variable Portfolio funds are owned by life insurance companies and are not available for purchase by individuals. Consequently no portfolio manager owns any shares of Variable Portfolio funds.
(c) Reflects each wrap program strategy as a single client, rather than counting each participant in the program as a separate client.
(d) Represents the portion of assets for which the portfolio manager has primary responsibility in the accounts indicated. The accounts indicated may contain additional assets under the primary responsibility of other portfolio managers.

         RIVERSOURCE VARIABLE PORTFOLIO FUNDS - STATEMENT OF ADDITIONAL
                           INFORMATION - MARCH 1, 2006

POTENTIAL CONFLICTS OF INTEREST


(1) RiverSource Investments portfolio managers may manage one or more mutual funds as well as other types of accounts, including hedge funds, proprietary accounts, separate accounts for institutions and individuals, and other pooled investment vehicles. Portfolio managers make investment decisions for an account or portfolio based on its investment objectives and policies, and other relevant investment considerations. A portfolio manager may manage a separate account or other pooled investment vehicle whose fees may be materially greater than the management fees paid by the Fund and may include a performance-based fee. Management of multiple funds and accounts may create potential conflicts of interest relating to the allocation of investment opportunities, and the aggregation and allocation of trades. In addition, RiverSource Investments monitors a variety of areas (e.g., allocation of investment opportunities) and compliance with the firm's Code of Ethics, and places additional investment restrictions on portfolio managers who manage hedge funds and certain other accounts.

      RiverSource Investments has a fiduciary responsibility to all of the clients for which it manages accounts. RiverSource Investments seeks to provide best execution of all securities transactions and to aggregate securities transactions and then allocate securities to client accounts in a fair and timely manner. RiverSource Investments has developed policies and procedures, including brokerage and trade allocation policies and procedures, designed to mitigate and manage the potential conflicts of interest that may arise from the management of multiple types of accounts for multiple clients.


(2) The portfolio manager's responsibilities also include working as a securities analyst. This dual role may give rise to conflicts with respect to making investment decisions for accounts that the portfolio manager manages versus communicating his or her analyses to other portfolio managers concerning securities that he or she follows as an analyst.

(3) Kenwood is an affiliate of Ameriprise Financial. The potential conflicts, responsibilities, policies and procedures described in paragraph (1) also apply to Kenwood.

(4) GSAM's portfolio managers are often responsible for managing one or more funds as well as other accounts, including proprietary accounts, separate accounts and other pooled investment vehicles, such as unregistered hedge funds. A portfolio manager may manage a separate account or other pooled investment vehicle which may have materially higher fee arrangements than the fund and may also have a performance-based fee. The side-by-side management of these funds may raise potential conflicts of interest relating to cross trading, the allocation of investment opportunities and the aggregation and allocation of trades.

      GSAM has a fiduciary responsibility to manage all client accounts in a fair and equitable manner. It seeks to provide best execution of all securities transactions and aggregate and then allocate securities to client accounts in a fair and timely manner. To this end, GSAM has developed policies and procedures designed to mitigate and manage the potential conflicts of interest that may arise from side-by-side management. In addition, GSAM has adopted policies limiting the circumstances under which cross-trades may be effected between a fund and another client account. GSAM conducts periodic reviews of trades for consistency with these policies.

      Due to GSAM's internal policies, GSAM portfolio managers are generally prohibited from purchasing shares of sub-advised funds for which they have primary responsibility.

(5) Actual or apparent conflicts of interest may arise when the portfolio manager also has day-to-day management responsibilities with respect to one or more other accounts. These potential conflicts include:

      ALLOCATION OF LIMITED TIME AND ATTENTION. Because the portfolio manager manages many accounts, he may not be able to formulate as complete a strategy or identify equally attractive investment opportunities for each of those accounts as if he were to devote substantially more attention to the management of only a few accounts.

      ALLOCATION OF LIMITED INVESTMENT OPPORTUNITIES. If the portfolio manager identifies an investment opportunity that may be suitable for multiple accounts, the Fund may not be able to take full advantage of that opportunity because the opportunity may need to be allocated among all or many of these accounts or other accounts managed primarily by other portfolio managers of the GAMCO Asset Management, Inc. (GAMCO) and its affiliates. GAMCO does business under the name Gabelli Asset Management Company.


         RIVERSOURCE VARIABLE PORTFOLIO FUNDS - STATEMENT OF ADDITIONAL
                           INFORMATION - MARCH 1, 2006

      PURSUIT OF DIFFERING STRATEGIES. At times, the portfolio manager may determine that an investment opportunity may be appropriate for only some of the accounts for which he exercises investment responsibility, or may decide that certain of these accounts should take differing positions with respect to a particular security. In these cases, the portfolio manager may execute differing or opposite transactions for one or more accounts, which may affect the market price of the security or the execution of the transactions, or both, to the detriment of one or more of his accounts.

      SELECTION OF BROKER/DEALERS. Because of the portfolio manager's position with Gabelli & Company, Inc., an affiliate of GAMCO that is a registered broker-dealer, and his indirect majority ownership interest in Gabelli & Company, Inc., he may have an incentive to use Gabelli & Company, Inc. to execute portfolio transactions for the Fund even if using Gabelli & Company, Inc. is not in the best interest of the fund.

      VARIATION IN COMPENSATION. A conflict of interest may arise where the financial or other benefits available to the portfolio manager differ among the accounts that he manages. If the structure of GAMCO's management fee or the portfolio manager's compensation differs among accounts (such as where certain funds or accounts pay higher management fees or performance-based management fees), the portfolio manager may be motivated to favor certain funds or accounts over others. The portfolio manager also may be motivated to favor funds or accounts in which he has an investment interest, or in which GAMCO or its affiliates have investment interests. In Mr. Gabelli's case, GAMCO's compensation (and expenses) for the Fund are marginally greater as a percentage of assets than for certain other accounts and are less than for certain other accounts managed by Mr. Gabelli, while his personal compensation structure varies with near-term performance to a greater degree in certain performance fee based accounts than with nonperformance based accounts. In addition, he has investment interests in several of the funds managed by GAMCO and its affiliates. GAMCO and the Fund have adopted compliance policies and procedures that are designed to address the various conflicts of interest that may arise for GAMCO and its staff members. However, there is no guarantee that such policies and procedures will be able to detect and address every situation in which an actual or potential conflict may arise.

(6) The fact that Mr. Kaplan has day-to-day management responsibility for more than one client account may create actual, potential or only apparent conflicts of interest. For example, Mr. Kaplan may have an opportunity to purchase securities of limited availability. In this circumstance, Mr. Kaplan is expected to review each account's investment guidelines, restrictions, tax considerations, cash balances, liquidity needs and other factors to determine the suitability of the investment for each account and to ensure that his managed accounts are treated equitably. Mr. Kaplan may also decide to purchase or sell the same security for multiple managed accounts at approximately the same time. To address any conflicts that this situation may create, Mr. Kaplan will generally combine managed account orders (i.e., enter a "bunched" order) in an effort to obtain best execution or a more favorable commission rate. In addition, if orders to buy or sell a security for multiple accounts managed by Mr. Kaplan on the same day are executed at different prices or commission rates, the transactions will generally be allocated by Royce to each of such managed accounts at the weighted average execution price and commission. In circumstances where a bunched order is not completely filled, each account will normally receive a pro-rata portion of the securities based upon the account's level of participation in the order. Royce may under certain circumstances allocate securities in a manner other than pro-rata if it determines that the allocation is fair and equitable under the circumstances and does not discriminate against any account.

(7) Donald Smith & Co., Inc. is very sensitive to conflicts of interest that could possibly arise in its capacity of serving as an investment adviser. It remains committed to resolving any and all conflicts in the best interest of its clients.

      Donald Smith & Co., Inc. is an independent investment advisor with no parent or subsidiary organizations. Additionally, it has no affiliated organizations, brokerage, nor any investment banking activities.

      Clients include mutual funds, public and corporate pension plans, endowments and foundations, and other separate accounts. Donald Smith & Co., Inc. has put in place systems, policies and procedures, which have been designed to maintain fairness in portfolio management across all clients. Potential conflicts between funds or with other types of accounts are managed via allocation policies and procedures, internal review processes, and direct oversight by Donald G. Smith, President.


         RIVERSOURCE VARIABLE PORTFOLIO FUNDS - STATEMENT OF ADDITIONAL
                           INFORMATION - MARCH 1, 2006

(8) Portfolio Managers at Franklin Portfolio Associates (FPA) may manage one or more mutual funds as well as other types of accounts, including proprietary accounts, separate accounts for institutions and individuals, and other pooled investment vehicles. Portfolio managers make investment decisions for an account or portfolio based on its investment objectives and policies, and other relevant investment considerations. A portfolio manager may manage a separate account or other pooled investment vehicle whose fees may be materially greater than the management fees paid by Small Cap Value Fund and may include a performance-based fee. Management of multiple funds and accounts may create potential conflicts of interest relating to the allocation of investment opportunities, and the aggregation and allocation of trades.

      FPA has a fiduciary responsibility to all of the clients for which it manages accounts. FPA seeks to provide best execution of all securities transactions and to aggregate securities transactions and then allocate securities to client accounts in a fair and timely manner. FPA has developed policies and procedures, including brokerage and trade allocation policies and procedures, designed to mitigate and manage the potential conflicts of interest that may arise from the management of multiple types of accounts for multiple clients.

(9) BHMS's portfolio managers manage one or more mutual funds as well as other types of accounts, such as separate accounts for institutions and individuals. Portfolio managers make investment decisions for an account or portfolio based on its investment objectives and policies, and other relevant investment considerations.

      BHMS has a fiduciary responsibility to all of the clients for which it manages accounts. BHMS seeks to provide best execution of all securities transactions and to aggregate securities transactions and then allocate securities to client accounts in a fair and timely manner. BHMS has developed policies and procedures, including brokerage and trade allocation policies and procedures, designed to mitigate and manage the potential conflicts of interest that may arise from the management of multiple types of accounts for multiple clients. All clients are managed identically whether BHMS receives an asset based fee, a performance based fee or a combination of the two. All client accounts are treated equally as all purchases and sales of securities are aggregated.


 (10) Threadneedle Investments portfolio managers may manage one or more mutual funds as well as other types of accounts, including proprietary accounts, separate accounts for institutions, and other pooled investment vehicles. Portfolio managers make investment decisions for an account or portfolio based on its investment objectives and policies, and other relevant investment considerations. A portfolio manager may manage a separate account or other pooled investment vehicle whose fees may be materially greater than the management fees paid by the Fund and may include a performance-based fee. Management of multiple funds and accounts may create potential conflicts of interest relating to the allocation of investment opportunities, and the aggregation and allocation of trades. In addition, the portfolio manager's responsibilities at Threadneedle Investments include working as a securities analyst. This dual role may give rise to conflicts with respect to making investment decisions for accounts that he/she manages versus communicating his/her analyses to other portfolio managers concerning securities that he/she follows as an analyst.


      Threadneedle Investments has a fiduciary responsibility to all of the clients for which it manages accounts. Threadneedle Investments seeks to provide best execution of all securities transactions and to aggregate securities transactions and then allocate securities to client accounts in a fair and timely manner. Threadneedle Investments has developed policies and procedures, including brokerage and trade allocation policies and procedures, designed to mitigate and manage the potential conflicts of interest that may arise from the management of multiple types of accounts for multiple clients.


         RIVERSOURCE VARIABLE PORTFOLIO FUNDS - STATEMENT OF ADDITIONAL
                           INFORMATION - MARCH 1, 2006

STRUCTURE OF COMPENSATION


(1) The portfolio manager's compensation as a RiverSource Investments employee consists of (i) a base salary, (ii) an annual cash bonus, and (iii) an equity incentive award in the form of stock options and/or restricted stock. An annual bonus is paid from a team bonus pool that is based on both mutual fund and institutional portfolio performance. Funding for the bonus pool is determined by the aggregate market competitive bonus targets for the team of which the portfolio manager is a member and by the short-term (typically one-year) and long-term (typically three-year) performance of the accounts compared to applicable benchmarks. Senior management of RiverSource Investments has the discretion to increase or decrease the size of the bonus pool and to determine the exact amount of the portfolio manager's bonus based on his/her performance as an employee. RiverSource Investments' portfolio managers are provided with a benefits package including life insurance, health insurance and participation in the company's 401(k) plan comparable to that received by other RiverSource Investments employees. Depending upon their job level, RiverSource Investments' portfolio managers may also be eligible for other benefits or perquisites that are available to all RiverSource Investments employees at the same job level.

(2) The portfolio manager's compensation as a RiverSource Investments employee consists of (i) a base salary, (ii) an annual cash bonus, a portion of which may be subject to a mandatory deferral program, and (iii) an equity incentive award in the form of stock options and/or restricted stock. The annual bonus is paid from a team bonus pool that is based on mutual fund, institutional portfolio and hedge fund performance. In addition, where portfolio managers invest in a hedge fund managed by RiverSource Investments, they receive a cash reimbursement for the fees charged on their hedge fund investments. With respect to mutual funds and institutional portfolios, funding for the bonus pool is determined by a percentage of the aggregate assets under management in these accounts managed by the portfolio managers, including the Fund, and by the short-term (typically one-year) and long-term (typically three-year) performance of those accounts in relation to the relevant peer groups. With respect to hedge funds, funding for the bonus pool is a percentage of performance fees earned on the hedge funds managed by the portfolio managers. The percentage of the hedge fund performance fees used to fund the bonus pool is determined annually based on the performance of the mutual funds managed by the portfolio managers. Senior management of RiverSource Investments has the discretion to increase or decrease the size of the bonus pool and to determine the exact amount of each portfolio manager's bonus based on his performance as an employee. RiverSource Investments portfolio managers are provided with a benefits package, including life insurance, health insurance, and participation in company 401(k) plan, comparable to that received by other RiverSource Investments employees. Depending upon their job level, RiverSource Investments portfolio managers may also be eligible for other benefits or perquisites that are available to all RiverSource Investments employees at the same job level.

(3) The portfolio manager's compensation as a RiverSource Investments employee consists of (i) a base salary, (ii) an annual cash bonus, a portion of which may be subject to a mandatory deferral program, and (iii) an equity incentive award in the form of stock options and/or restricted stock. The annual bonus is paid from a team bonus pool that is based on both mutual fund and institutional portfolio performance. Funding for the bonus pool is determined by a percentage of the aggregate assets under management in the accounts managed by the portfolio managers, including the Fund, and by the short term (typically one-year) and long-term (typically three-year) performance of those accounts in relation to the relevant peer groups. Senior management of RiverSource Investments has the discretion to increase or decrease the size of the bonus pool and to determine the exact amount of each portfolio manager's bonus based on his/her performance as an employee. RiverSource Investments portfolio managers are provided with a benefits package, including life insurance, health insurance, and participation in the company's 401(k) plan, comparable to that received by other RiverSource Investments employees. Depending upon their job level, RiverSource Investments' portfolio managers may also be eligible for other benefits or perquisites that are available to all RiverSource Investments employees at the same job level.

         RIVERSOURCE VARIABLE PORTFOLIO FUNDS - STATEMENT OF ADDITIONAL
                           INFORMATION - MARCH 1, 2006

(4) The portfolio manager's compensation as a Threadneedle Investments employee consists of (i) a base salary, (ii) an annual cash bonus, and
      (iii) an equity incentive award in the form of stock options and/or restricted stock. The annual bonus is paid from a team bonus pool that is based on both mutual fund and institutional portfolio performance. Funding for the bonus pool is determined by the aggregate market competitive bonus targets for the teams of which the portfolio manager is a member and by the short-term (typically one-year) and long-term (typically three-year) performance of the accounts compared to applicable benchmarks. Senior management of Threadneedle Investments has the discretion to increase or decrease the size of the bonus pool and to determine the exact amount of each portfolio manager's bonus based on his/her performance as an employee. Threadneedle Investments portfolio managers are provided with a benefits package, including life insurance, health insurance, and participation in a company pension plan, comparable to that received by other Threadneedle Investments employees. Depending upon their job level, Threadneedle Investments portfolio managers may also be eligible for other benefits or perquisites that are available to all Threadneedle Investments employees at the same job level.

(5) The portfolio manager's compensation as a RiverSource Investments employee consists of (i) a base salary, (ii) an annual cash bonus, a portion of which may be subject to a mandatory deferral program, and (iii) an equity incentive award in the form of stock options and/or restricted stock. The annual bonus is paid from a team bonus pool that is based on both mutual fund and institutional portfolio performance. With respect to mutual funds, funding for the bonus pool is determined by a percentage of the aggregate assets under management in mutual funds managed by the portfolio managers, including the Fund, and by the short-term (typically one-year) and long-term (typically three-year) performance of those accounts in relation to the relevant peer groups and with respect to other accounts, by a percentage of management fees. Senior management of RiverSource Investments has the discretion to increase or decrease the size of the bonus pool and to determine the exact amount of each portfolio manager's bonus based on his performance as an employee. RiverSource Investments portfolio managers are provided with a benefits package, including life insurance, health insurance, and participation in company 401(k) plan, comparable to that received by other RiverSource Investments employees. Depending upon their job level, RiverSource Investments portfolio managers may also be eligible for other benefits or perquisites that are available to all RiverSource Investments employees at the same job level.

(6) The portfolio manager's compensation as a RiverSource Investments employee consists of (i) a base salary, (ii) an annual cash bonus, a portion of which may be subject to a mandatory deferral program, and (iii) an equity incentive award in the form of stock options and/or restricted stock. The annual bonus is paid from a team bonus pool that is based on both mutual fund and institutional portfolio performance. With respect to mutual funds, funding for the bonus pool is determined by a percentage of the aggregate assets under management in mutual funds managed by the portfolio managers, including the Fund, plus a percentage of the assets of the funds they support as research analysts and by the short-term (typically one-year) and long-term (typically three-year) performance of those accounts in relation to the relevant peer groups and with respect to other accounts, by a percentage of management fees. Senior management of RiverSource Investments has the discretion to increase or decrease the size of the bonus pool and to determine the exact amount of each portfolio manager's bonus based on his performance as an employee. RiverSource Investments portfolio managers are provided with a benefits package, including life insurance, health insurance, and participation in company 401(k) plan, comparable to that received by other RiverSource Investments employees. Depending upon their job level, RiverSource Investments portfolio managers may also be eligible for other benefits or perquisites that are available to all RiverSource Investments employees at the same job level.


(7) The compensation of RiverSource Investments employees consists of (i) a base salary, and (ii) an annual cash bonus, a portion of which may be subject to a mandatory deferral program. The portfolio manager's annual bonus is based on (i) the fund's assets, (ii) the fund's short-term and long-term tracking error compared to the benchmark index and (iii) the tracking error of two other index funds managed by the portfolio manager compared to the relevant index. Effective Jan. 1, 2005, the portfolio manager's annual bonus is based on the foregoing factors as well as the performance of other accounts that he manages. RiverSource Investments' portfolio managers are provided benefits packages including life insurance, health insurance and participation in the company's 401(k) plan comparable to that received by other RiverSource Investments employees. Depending upon their job level, RiverSource Investments' portfolio managers may also be eligible for other benefits or perquisites that are available to all RiverSource Investments employees at the same job level.


         RIVERSOURCE VARIABLE PORTFOLIO FUNDS - STATEMENT OF ADDITIONAL
                           INFORMATION - MARCH 1, 2006

(8) Mr. Gabelli receives incentive-based variable compensation based on a percentage of net revenues received by GAMCO for managing Select Value Fund. Net revenues are determined by deducting from gross investment management fees paid by the Fund the firm's expenses (other than Mr. Gabelli's compensation) allocable to the Fund. Additionally, he receives similar incentive-based variable compensation for managing other accounts within the firm. This method of compensation is based on the premise that superior long-term performance in managing a portfolio should be rewarded with higher compensation as a result of growth of assets through appreciation and net investment activity. One of the other registered investment companies managed by Mr. Gabelli has a performance (fulcrum) fee arrangement for which his compensation is adjusted up or down based on the performance of the investment company relative to an index. Five closed-end registered investment companies managed by Mr. Gabelli have arrangements whereby GAMCO will receive only its investment advisory fee attributable to the liquidation value of outstanding preferred stock (and Mr. Gabelli would only receive his percentage of such advisory fee) if certain performance levels are met. Mr. Gabelli manages other accounts with performance fees. Compensation for managing these accounts has two components. One component of the fee is based on a percentage of net revenues received by GAMCO for managing the account. The second component is based on absolute performance of the account, with respect to which a percentage of such performance fee is paid to Mr. Gabelli. As an executive officer of the GAMCO parent company, Gabelli Asset Management Inc., Mr. Gabelli also receives ten percent of the net operating profits of the parent company. Mr. Gabelli receives no base salary, no annual bonus and no stock options.

(9) Funding for bonuses is also based on certain activities of the team in developing technology tools that can be used in RiverSource Investments' asset management business.

(10) Messrs. Hurwitz and Kelley are both equity owners of Kenwood. Their compensation consists of a salary, plus a pro rata share of the annual net earnings of Kenwood, some of which derives from fees paid by the fund. Messrs. Hurwitz and Kelley are provided with a benefits package, including life insurance, health insurance, and participation in a company 401(k) plan, comparable to that received by other employees of Kenwood. Messrs. Hurwitz and Kelley are also eligible for certain benefits that are available to all equity owners of Kenwood.

(11) Mr. Kaplan receives from Royce a base salary, a performance bonus, a "Partners Pool" participation based primarily on registered investment company and other client account revenues generated by Royce and a benefits package. Mr. Kaplan's compensation is reviewed and may be modified from time to time as appropriate to reflect changes in the market, as well as to adjust the factors used to determine bonuses.

      BASE SALARY - Mr. Kaplan is paid a base salary. In setting the base salary, Royce seeks to be competitive in light of Mr. Kaplan's experience and responsibilities.

      PERFORMANCE BONUS - Mr. Kaplan receives a quarterly performance bonus that is revenue-based, and therefore in part is based on the value of the accounts' net assets, determined with reference to each of the registered investment company accounts he manages. For Mr. Kaplan, the revenue-based performance bonus applicable to the registered investment company accounts he manages is subject to upward or downward adjustment or elimination based on a combination of 3-year and 5-year risk-adjusted pre-tax returns of such accounts relative to all small-cap objective funds with three years of history tracked by Morningstar and the 5-year absolute returns of such accounts relative to 5-year U.S. Treasury Notes.

      Payment of the performance bonus may be deferred as described below, and any amounts deferred are forfeitable, if a portfolio manager is terminated by Royce with or without cause or resigns. The amount of the deferred performance bonus will appreciate or depreciate during the deferral period, based on the total return performance of one or more Royce registered investment company accounts selected by the portfolio manager at the beginning of the deferral period. The amount deferred will depend on the portfolio manager's total direct, indirect beneficial, and deferred unvested bonus investments in the Royce registered investment company account for which he is receiving portfolio management compensation.

      PARTNERS POOL - Each portfolio manager, as well as other senior firm employees, participates in a quarterly pool relating to Royce's net operating revenues adjusted for some imputed expenses. A portion of this participation may be deferred for three years. The deferred portion is also forfeitable if the portfolio manager is terminated with or without cause or resigns, and appreciates or depreciates during the deferral period based on the total return of a basket of registered investment company accounts managed by Royce.


         RIVERSOURCE VARIABLE PORTFOLIO FUNDS - STATEMENT OF ADDITIONAL
                           INFORMATION - MARCH 1, 2006

      BENEFIT PACKAGE - Each portfolio manager also receives benefits standard for all Royce employees, including health care and other insurance benefits, and participation in Royce's 401(k) Plan and Money Purchase Pension Plan. From time to time, on a purely discretionary basis, portfolio managers may also receive options to acquire stock in Royce's parent company, Legg Mason, Inc. Those options typically represent a small portion of a portfolio manager's overall compensation.

(12) GSAM and the GSAM Value Team's (the Value Team) compensation package for its Portfolio Managers is comprised of a base salary and a performance bonus. The performance bonus is a function of each Portfolio Manager's individual performance and his or her contribution to overall team performance. Portfolio Managers are rewarded for their ability to outperform a benchmark while managing risk appropriately. Compensation is also influenced by the Value Team's total revenues for the past year, which in part is derived from advisory fees and for certain accounts, performance based fees. Anticipated compensation levels among competitor firms may also be considered, but is not a principal factor.

      The performance bonus is significantly influenced by a 3-year period of investment performance. The following criteria are considered:


      -   Individual performance (relative, absolute)

      -   Team Performance (relative, absolute)

      -   Consistent performance that aligns with clients' objectives

      -   Achievement of top rankings (relative and competitive)


      The investment performance mentioned above is considered only on a pre-tax basis. As it relates to relative performance, the benchmark for this Fund is the Russell 2000 Value Index. As mentioned above, performance is measured on a 3-year basis.

      OTHER COMPENSATION. GSAM offers a number of additional benefits/deferred compensation programs for all Portfolio Managers including (i) a 401(k) program that enables employees to direct a percentage of their pretax salary and bonus income into a tax-qualified retirement plan; (ii) a profit sharing program to which Goldman Sachs & Co. makes a pretax contribution; and (iii) investment opportunity programs in which certain professionals are eligible to participate subject to certain net worth requirements. Portfolio Managers may also receive grants of restricted stock units and/or stock options as part of their compensation.

      Certain GSAM Portfolio Managers may also participate in the firm's Partner Compensation Plan, which covers many of the firm's senior executives. In general, under the Partner Compensation Plan, participants receive a base salary and a bonus (which may be paid in cash or in the form of an equity-based award) that is linked to Goldman Sachs' overall financial performance.

(13) All employees at Donald Smith & Co., Inc. are compensated on incentive plans. The compensation for portfolio managers, analysts and traders at Donald Smith consists of a base salary, a partnership interest in the firm's profits, and possibly an additional, discretionary bonus. This discretionary bonus can exceed 100% of the base salary if performance for clients exceeds established benchmarks. The current benchmark utilized is the Russell 2000 Value Index. Additional distribution of firm ownership is a strong motivation for continued employment at Donald Smith & Co., Inc. Administrative personnel are also given a bonus as a function of their contribution and the profitability of the firm.

(14) FPA's portfolio managers are encouraged and expected to work as a team. Compensation is commensurate with their performance and that of the firm. The percentage of compensation derived from base salary, bonus and other incentives varies widely across the firm and is dependent on the area of responsibility and seniority of the employee.

      FPA feels that the salary component of its compensation structure is competitive with other investment managers. All of our investment professionals participate in a deferred compensation arrangement; they receive a share of the firm's profits which are allocated to an account, payable at a future point in time, provided they remain with the firm.


         RIVERSOURCE VARIABLE PORTFOLIO FUNDS - STATEMENT OF ADDITIONAL
                           INFORMATION - MARCH 1, 2006

(15) In addition to base salary, all of BHMS's portfolio managers and analysts share in a bonus pool that is distributed semi-annually. The amount of bonus compensation is based on quantitative and qualitative factors. Analysts and portfolio managers are rated on the value that they add to the team-oriented investment process. Compensation is not tied to a published or private benchmark. It is important to understand that contributions to the overall investment process may include not recommending securities in an analyst's sector if there are no compelling opportunities in the industries covered by that analyst.

      In addition, many BHMS employees, including all portfolio managers and analysts, have equity ownership in the firm through "phantom stock" in BHMS, and participate in a long-term incentive plan with Old Mutual Asset Management (US), an affiliate of BHMS. Also, all partners of the firm receive, on a quarterly basis, a share of the firm's profits, which are, to a great extent, related to the performance of the entire investment team.

ADMINISTRATIVE SERVICES AGREEMENT


FOR FUNDS OTHER THAN CORE EQUITY

Each fund, except for Core Equity (which is closed to new investors), has an Administrative Services Agreement with Ameriprise Financial. Under this agreement, the fund pays Ameriprise Financial for providing administration and accounting services. The fees are calculated as follows:

            TABLE 18. ADMINISTRATIVE SERVICES AGREEMENT FEE SCHEDULE*



                                                               ASSET LEVELS AND BREAKPOINTS IN APPLICABLE FEES
                                        --------------------------------------------------------------------------------------------
                                                           $500,000,001 -    $1,000,000,001 -   $3,000,000,001 -
                 FUND                   $0 - 500,000,000   1,000,000,000     3,000,000,000      12,000,000,000    $12,000,000,001 +
------------------------------------------------------------------------------------------------------------------------------------
Emerging Markets                        0.080%             0.075%            0.070%             0.060%            0.050%
Global Bond
International Opportunity
Small Cap Advantage
Small Cap Value

Core Bond                               0.070%             0.065%            0.060%             0.050%            0.040%
Diversified Bond
Global Inflation Protected Securities
High Yield Bond
Income Opportunities
Short Duration U.S. Government

Balanced                                0.060%             0.055%            0.050%             0.040%            0.030%
Cash Management
Diversified Equity Income
Growth
Large Cap Equity
Large Cap Value
Mid Cap Growth
Mid Cap Value
New Dimensions
S&P 500 Index
Select Value
Strategy Aggressive



* Effective Oct. 1, 2005, the funds' Board approved a change to the Administrative Services Agreement fee schedule under the Administrative Services Agreement between Ameriprise Financial and the funds.



         RIVERSOURCE VARIABLE PORTFOLIO FUNDS - STATEMENT OF ADDITIONAL
                           INFORMATION - MARCH 1, 2006

The fee is calculated for each calendar day on the basis of net assets as of the close of the preceding day. Fees paid in each of the last three fiscal periods are shown in the table below. The table also shows the daily rate applied to each fund's net assets as of the last day of the most recent fiscal period.

                          TABLE 19. ADMINISTRATIVE FEES



                                                                      ADMINISTRATIVE SERVICES FEES PAID IN        DAILY RATE
                                                                    -----------------------------------------     APPLIED TO
                             FUND                                       2005            2004           2003      FUND ASSETS
-----------------------------------------------------------------------------------------------------------------------------
Balanced                                                            $  892,514      $  848,543     $  836,945           0.032%
Cash Management                                                        228,193         247,439        324,844           0.030
Core Bond                                                               19,968           8,608(a)         N/A           0.050
Diversified Bond                                                       863,405         850,274        913,878           0.048
Diversified Equity Income                                              468,417         249,601        116,748           0.034
Emerging Markets                                                        98,265          30,118         11,910           0.100
Global Bond                                                            289,959         222,142        172,574           0.057
Global Inflation Protected Securities                                   16,066(b)          N/A            N/A           0.050
Growth                                                                 149,053         134,793         84,387           0.050
High Yield Bond                                                        625,083         530,418        341,823           0.049
Income Opportunities                                                    15,279           1,894(c)         N/A           0.050
International Opportunity                                              593,033         467,329        414,456           0.051
Large Cap Equity                                                     1,227,017       1,042,910        968,533           0.046
Large Cap Value                                                          5,559           1,389(a)         N/A           0.050
Mid Cap Growth                                                         151,155         131,373         67,462           0.060
Mid Cap Value                                                              718(d)          N/A            N/A           0.050
New Dimensions                                                       1,284,313       1,491,777      1,354,201           0.047
S&P 500 Index                                                          272,087         194,296        101,514           0.080
Select Value                                                             9,292           1,942(a)         N/A           0.060
Short Duration U.S. Government                                         258,743         248,032        212,068           0.050
Small Cap Advantage                                                    132,967          95,110         42,618           0.060
Small Cap Value                                                        251,446         152,930         72,474           0.078
Strategy Aggressive                                                    431,432         508,868        498,086           0.055



(a) For the period from Feb. 4, 2004 (date the Fund became available) to Aug. 31, 2004.
(b) For the period from Sept. 13, 2004 (date the Fund became available) to Aug. 31, 2005.
(c) For the period from June 1, 2004 (date the Fund became available) to Aug. 31, 2004.
(d) For the period from May 2, 2005 (date the Fund became available) to Aug. 31, 2005.

Third parties with which Ameriprise Financial contracts to provide services for the fund or its shareholders may pay a fee to Ameriprise Financial to help defray the cost of providing administrative and accounting services. The amount of any such fee is negotiated separately with each service provider and does not constitute compensation for investment advisory, distribution, or other services. Payment of any such fee neither increases nor reduces fees or expenses paid by shareholders of the fund.



         RIVERSOURCE VARIABLE PORTFOLIO FUNDS - STATEMENT OF ADDITIONAL
                           INFORMATION - MARCH 1, 2006

TRANSFER AGENCY AND SERVICING AGREEMENT

FOR FUNDS OTHER THAN CORE EQUITY

Each fund, other than Core Equity (which is closed to new investors), has a Transfer Agency and Servicing Agreement with RiverSource Service Corporation located at 70100 Ameriprise Financial Center, Minneapolis, MN 55474. This agreement governs RiverSource Service Corporation's responsibility for administering and/or performing transfer agent functions and for acting as service agent in connection with dividend and distribution functions in connection with the sale and redemption of the fund's shares. Under the agreement, RiverSource Service Corporation will earn a fee equal to 0.06% of the average daily net assets of the fund. The transfer agent may hire third parties to perform services under this agreement. The fees paid to RiverSource Service Corporation may be changed by the Board without shareholder approval.

DISTRIBUTION AGREEMENT

IDS Life Insurance Company, located at 200 Ameriprise Financial Center, Minneapolis, MN 55474, is the funds' principal underwriter. Each fund's shares are offered on a continuous basis.


PLAN AND AGREEMENT OF DISTRIBUTION


FOR FUNDS OTHER THAN CORE EQUITY

To help defray the cost of distribution and servicing, each fund, other than Core Equity (which is closed to new investors), approved a Plan of Distribution
(Plan) and entered into an agreement under the Plan pursuant to Rule 12b-1 under the 1940 Act with IDS Life Insurance Company (IDS Life). Under the Plan, of the type known as a reimbursement plan, the fund pays a fee up to actual expenses incurred at an annual rate of up to 0.125% of the fund's average daily net assets.

Expenses covered under this Plan include sales commissions; business, employee and financial advisor expenses charged to distribution of shares; and overhead appropriately allocated to the sale of shares. These expenses also include costs of providing personal service to contract owners. A substantial portion of the costs are not specifically identified to any one of the RiverSource Variable Portfolio Funds. The fee is not allocated to any one service (such as advertising, payments to underwriters, or other uses). However, a significant portion of the fee is generally used for sales and promotional expenses.

The Plan must be approved annually by the Board, including a majority of the disinterested Board members, if it is to continue for more than a year. At least quarterly, the Board reviews written reports concerning the amounts expended under the Plan and the purposes for which such expenditures were made. The Plan and any agreement related to it may be terminated at any time by vote of a majority of Board members who are not interested persons of the fund and have no direct or indirect financial interest in the operation of the Plan or in any agreement related to the Plan, or by vote of a majority of the outstanding voting securities of the fund or by IDS Life. Any agreement related to the Plan will terminate in the event of its assignment, as that term is defined in the 1940 Act. The Plan may not be amended to increase the amount to be spent for distribution without shareholder approval, and all material amendments to the Plan must be approved by a majority of the Board members, including a majority of the Board members who are not interested persons of the fund and who do not have a financial interest in the operation of the Plan or any agreement related to it. The selection and nomination of disinterested Board members is the responsibility of the other disinterested Board members. No Board member who is not an interested person has any direct or indirect financial interest in the operation of the Plan or any related agreement.

For its most recent fiscal period, each fund, other than Core Equity, paid 12b-1 fees as shown in the following table.

                              TABLE 20. 12b-1 FEES



                              FUND                                            FEES PAID DURING PRIOR FISCAL YEAR
----------------------------------------------------------------------------------------------------------------
Balanced                                                                                $ 3,258,265
Cash Management                                                                             886,958
Core Bond                                                                                    57,634
Diversified Bond                                                                          2,163,215
Diversified Equity Income                                                                 1,559,298
Emerging Markets                                                                            126,227



         RIVERSOURCE VARIABLE PORTFOLIO FUNDS - STATEMENT OF ADDITIONAL
                           INFORMATION - MARCH 1, 2006

                              FUND                                            FEES PAID DURING PRIOR FISCAL YEAR
----------------------------------------------------------------------------------------------------------------
Global Bond                                                                                 617,003
Global Inflation Protected Securities                                                        42,814(a)
Growth                                                                                      365,846
High Yield Bond                                                                           1,525,551
Income Opportunities                                                                         32,273
International Opportunity                                                                 1,392,429
Large Cap Equity                                                                          3,171,288
Large Cap Value                                                                              13,898
Mid Cap Growth                                                                              310,975
Mid Cap Value                                                                                 1,795(b)
New Dimensions                                                                            3,323,835
S&P 500 Index                                                                               419,788
Select Value                                                                                 19,359
Short Duration U.S. Government                                                              623,988
Small Cap Advantage                                                                         275,040
Small Cap Value                                                                             394,484
Strategy Aggressive                                                                         946,936


(a) For the period from Sept. 13, 2004 (date the Fund became available) to Aug. 31, 2005.
(b) For the period from May 2, 2005 (date the Fund became available) to Aug. 31, 2005.




CUSTODIAN AGREEMENT


The fund's securities and cash are held by Ameriprise Trust Company, 200 Ameriprise Financial Center, Minneapolis, MN 55474, through a custodian agreement. The custodian is permitted to deposit some or all of its securities in central depository systems as allowed by federal law. For its services, the fund pays the custodian a maintenance charge and a charge per transaction in addition to reimbursing the custodian's out-of-pocket expenses.

The custodian may enter into a sub-custodian agreement with the Bank of New York, 90 Washington Street, New York, NY 10286. As part of this arrangement, securities purchased outside the United States are maintained in the custody of various foreign branches of Bank of New York or in other financial institutions as permitted by law and by the fund's sub-custodian agreement.


ORGANIZATIONAL INFORMATION


Each fund is an open-end management investment company. The fund's headquarters are at 901 S. Marquette Ave., Suite 2810, Minneapolis, MN 55402-3268.


SHARES


Each fund is owned by subaccounts, its shareholders. The shares of a fund represent an interest in that fund's assets only (and profits or losses), and, in the event of liquidation, each share of a fund would have the same rights to dividends and assets as every other share of that fund.


VOTING RIGHTS


For a discussion of the rights of contract owners concerning the voting of shares held by the subaccounts, please see your annuity or life insurance contract prospectus. All shares have voting rights over the fund's management and fundamental policies. Each share is entitled to vote based on the total dollar interest in the fund. All shares have cumulative voting rights with respect to the election of Board members. This means that shareholders have as many votes as the dollar amount owned, including the fractional amount, multiplied by the number of members to be elected.



         RIVERSOURCE VARIABLE PORTFOLIO FUNDS - STATEMENT OF ADDITIONAL
                           INFORMATION - MARCH 1, 2006

    TABLE 21. FUND HISTORY TABLE FOR ALL RIVERSOURCE VARIABLE PORTFOLIO FUNDS



                                                                 DATE FUND
                                                  DATE OF         BECAME       FORM OF        STATE OF      FISCAL
                   FUND*                        ORGANIZATION     AVAILABLE   ORGANIZATION   ORGANIZATION   YEAR END  DIVERSIFIED
--------------------------------------------------------------------------------------------------------------------------------
AXP VARIABLE PORTFOLIO - INCOME SERIES,           4/27/81,
INC.                                             6/13/86(1)                  Corporation        NV/MN        8/31
  RiverSource Variable Portfolio - Core
  Bond Fund                                                       2/4/04                                                 Yes
  RiverSource Variable Portfolio -
  Diversified Bond Fund(2)                                       10/13/81                                                Yes
  RiverSource Variable Portfolio - Global
  Bond Fund                                                       5/1/96                                                 No
  RiverSource Variable Portfolio -
  Global Inflation Protected Securities
  Fund                                                            9/13/04                                                No
  RiverSource Variable Portfolio - High
  Yield Bond Fund(2)                                              5/1/96                                                 Yes
  RiverSource Variable Portfolio - Income
  Opportunities Fund                                              6/1/04                                                 Yes
  RiverSource Variable Portfolio -
  Short Duration U.S. Government Fund(2)                          9/15/99                                                Yes

AXP VARIABLE PORTFOLIO - INVESTMENT               4/27/81,
SERIES, INC.                                     6/13/86(1)                  Corporation        NV/MN        8/31
  RiverSource Variable Portfolio -
  Emerging Markets Fund(3)                                        5/1/00                                                 Yes
  RiverSource Variable Portfolio - Growth
  Fund                                                            9/15/99                                                Yes
  RiverSource Variable Portfolio -
  International Opportunity Fund(3), (4)                          1/13/92                                                Yes
  RiverSource Variable Portfolio - Large
  Cap Equity Fund(3)                                             10/13/81                                                Yes
  RiverSource Variable Portfolio - Large
  Cap Value Fund                                                  2/4/04                                                 Yes
  RiverSource Variable Portfolio - Mid Cap
  Growth Fund(4)                                                  5/1/01                                                 Yes
  RiverSource Variable Portfolio - Mid Cap
  Value Fund                                                      5/2/05                                                 Yes
  RiverSource Variable Portfolio - New
  Dimensions Fund                                                 5/1/96                                                 Yes
  RiverSource Variable Portfolio - S&P 500
  Index Fund                                                      5/1/00                                                 Yes
  RiverSource Variable Portfolio - Small
  Cap Advantage Fund                                              9/15/99                                                Yes
  RiverSource Variable Portfolio -
  Strategy Aggressive Fund                                        1/13/92                                                Yes

AXP VARIABLE PORTFOLIO - MANAGED SERIES,
INC.                                               3/5/85                    Corporation         MN          8/31
  RiverSource Variable Portfolio -
  Balanced Fund(4)                                                4/30/86                                                Yes
  RiverSource Variable Portfolio -
  Diversified Equity Income Fund                                  9/15/99                                                Yes

AXP VARIABLE PORTFOLIO - MONEY MARKET             4/27/81,
SERIES, INC.                                     6/13/86(1)                  Corporation        NV/MN        8/31
  RiverSource Variable Portfolio - Cash
  Management Fund                                                10/13/81                                                Yes

AXP VARIABLE PORTFOLIO - PARTNERS SERIES,
INC.                                               5/9/01                    Corporation         MN          8/31
  RiverSource Variable Portfolio - Select
  Value Fund                                                      2/4/04                                                 Yes
  RiverSource Variable Portfolio - Small
  Cap Value Fund                                                  8/14/01                                                Yes

AXP VARIABLE PORTFOLIO - SELECT SERIES,
INC.                                              3/18/04                    Corporation         MN         12/31
  RiverSource Variable Portfolio - Core
  Equity Fund                                                     9/10/04                                                Yes



    * Effective Oct. 1, 2005 American Express Funds changed its name to RiverSource Funds and the names Threadneedle and Partners were removed from fund names.

(1) Date merged into a Minnesota corporation.
(2) Effective June 27, 2003, VP - Bond Fund changed its name to VP - Diversified Bond Fund, VP - Extra Income Fund changed its name to VP - High Yield Bond Fund and VP - Federal Income Fund changed its name to VP - Short Duration U.S. Government Fund.
(3) Effective July 9, 2004, VP - Capital Resource Fund changed its name to VP - Large Cap Equity Fund, VP - Emerging Markets Fund changed its name to VP - Threadneedle Emerging Markets Fund and VP - International Fund changed its name to VP - Threadneedle International Fund.

(4) Effective Oct. 1, 2005, VP - Equity Select Fund changed its name to VP - Mid Cap Growth Fund, VP - Threadneedle International Fund changed its name to VP
    - International Opportunity Fund, and VP - Managed Fund changed its name to VP - Balanced Fund.

         RIVERSOURCE VARIABLE PORTFOLIO FUNDS - STATEMENT OF ADDITIONAL
                           INFORMATION - MARCH 1, 2006

BOARD MEMBERS AND OFFICERS


Shareholders elect a Board that oversees a fund's operations. The Board appoints officers who are responsible for day-to-day business decisions based on policies set by the Board.

The following is a list of each fund's Board members. Each member oversees 3 Master Trust portfolios and 96 RiverSource funds. Board members serve until the next regular shareholders' meeting or until he or she reaches the mandatory retirement age established by the Board. Under the current Board policy, members may serve until the end of the meeting following their 75th birthday, or the fifteenth anniversary of the first Board meeting they attended as members of the Board, whichever occurs first. This policy does not apply to Ms. Jones who may retire after her 75th birthday.

                             TABLE 22. BOARD MEMBERS


INDEPENDENT BOARD MEMBERS


                            POSITION HELD
                            WITH FUNDS AND           PRINCIPAL OCCUPATION                                          COMMITTEE
    NAME, ADDRESS, AGE     LENGTH OF SERVICE        DURING PAST FIVE YEARS           OTHER DIRECTORSHIPS          MEMBERSHIPS
----------------------------------------------------------------------------------------------------------------------------------
Kathleen Blatz             Board member        Chief Justice, Minnesota Supreme                               Joint Audit,
901 S. Marquette Ave.      since 2006          Court, 1998-2005                                               Investment Review
Minneapolis, MN 55402
Age 51

Arne H. Carlson            Board member        Chair, Board Services Corporation                              Contracts,
901 S. Marquette Ave.      since 1999          (provides administrative services                              Executive,
Minneapolis, MN 55402                          to boards); former Governor of                                 Investment Review,
Age 71                                         Minnesota                                                      Board Effectiveness

Patricia M. Flynn          Board member        Trustee Professor of Economics                                 Contracts,
901 S. Marquette Ave.      since 2004          and Management, Bentley College;                               Investment Review
Minneapolis, MN 55402                          former Dean, McCallum Graduate
Age 55                                         School of Business, Bentley
                                               College

Anne P. Jones              Board member        Attorney and Consultant                                        Joint Audit,
901 S. Marquette Ave.      since 1985                                                                         Board Effectiveness,
Minneapolis, MN 55402                                                                                         Executive,
Age 71                                                                                                        Investment Review

Jeffrey Laikind            Board member        Former Managing Director, Shikiar  American Progressive        Board Effectiveness,
901 S. Marquette Ave.      since 2005          Asset Management                   Insurance                   Joint Audit,
Minneapolis, MN 55402                                                                                         Investment Review
Age 70

Stephen R. Lewis, Jr.      Board member        President Emeritus and Professor   Valmont Industries, Inc.    Contracts,
901 S. Marquette Ave.      since 2002          of Economics, Carleton College     (manufactures irrigation    Investment Review,
Minneapolis, MN 55402                                                             systems)                    Executive,
Age 66                                                                                                        Board Effectiveness

Catherine James Paglia     Board member        Director, Enterprise Asset         Strategic Distribution,     Contracts,
901 S. Marquette Ave.      since 2004          Management, Inc.                   Inc. (transportation,       Executive,
Minneapolis, MN 55402                          (private real estate and asset     distribution and logistics  Investment Review
Age 53                                         management company)                consultants)

Vikki L. Pryor             Board member        President and Chief Executive                                  Joint Audit,
901 S. Marquette Ave.      since 2006          Officer, SBLI USA Mutual Life                                  Investment Review
Minneapolis, MN 55402                          Insurance Company, Inc.
Age 52                                         since 1999

Alan K. Simpson            Board member        Former three-term United States                                Investment Review,
1201 Sunshine Ave.         since 1997          Senator for Wyoming                                            Joint Audit,
Cody, WY 82414                                                                                                Board Effectiveness,
Age 74                                                                                                        Executive

Alison Taunton-Rigby       Board member        Chief Executive Officer,           Hybridon, Inc.              Investment Review,
901 S. Marquette Ave.      since 2002          RiboNovix, Inc. since 2003         (biotechnology); American   Contracts
Minneapolis, MN 55402                          (biotechnology); former            Healthways, Inc. (health
Age 61                                         President, Forester Biotech        management programs)



         RIVERSOURCE VARIABLE PORTFOLIO FUNDS - STATEMENT OF ADDITIONAL
                           INFORMATION - MARCH 1, 2006

BOARD MEMBER AFFILIATED WITH RIVERSOURCE INVESTMENTS*



                                        POSITION HELD
                                        WITH FUNDS AND                 PRINCIPAL OCCUPATION                OTHER        COMMITTEE
         NAME, ADDRESS, AGE           LENGTH OF SERVICE               DURING PAST FIVE YEARS           DIRECTORSHIPS   MEMBERSHIPS
----------------------------------------------------------------------------------------------------------------------------------
William F. Truscott                   Board member               President - U.S. Asset Management                     Investment
53600 Ameriprise Financial Center     since 2001,                and Chief Investment Officer,                         Review
Minneapolis, MN 55474                 Vice President             Ameriprise Financial, Inc. and
Age 45                                since 2002                 President, Chairman of the Board and
                                                                 Chief Investment Officer,
                                                                 RiverSource Investments, LLC since
                                                                 2005; Senior Vice President - Chief
                                                                 Investment Officer, Ameriprise
                                                                 Financial, Inc. and Chairman of the
                                                                 Board and Chief Investment Officer,
                                                                 RiverSource Investments, LLC,
                                                                 2001-2005; former Chief Investment
                                                                 Officer and Managing Director,
                                                                 Zurich Scudder Investments



* Interested person by reason of being an officer, director, security holder and/or employee of RiverSource Investments.

The Board has appointed officers who are responsible for day-to-day business decisions based on policies it has established. The officers serve at the pleasure of the Board. In addition to Mr. Truscott, who is Vice President, the fund's other officers are:

                             TABLE 23. FUND OFFICERS



                                              POSITION HELD
                                         WITH FUNDS AND LENGTH OF                      PRINCIPAL OCCUPATION
          NAME, ADDRESS, AGE                     SERVICE                              DURING PAST FIVE YEARS
-------------------------------------------------------------------------------------------------------------------------------
Jeffrey P. Fox                          Treasurer since 2002        Vice President - Investment Accounting, Ameriprise
105 Ameriprise Financial Center                                     Financial, Inc., since 2002; Vice President - Finance,
Minneapolis, MN 55474                                               American Express Company, 2000-2002; Vice President -
Age 50                                                              Corporate Controller, Ameriprise Financial, Inc., 1996-2000

Paula R. Meyer                          President since 2002        Senior Vice President - Mutual Funds, Ameriprise
596 Ameriprise Financial Center                                     Financial, Inc. since 2002 and Senior Vice President,
Minneapolis, MN 55474                                               RiverSource Investments, LLC since 2004; Vice President and
Age 51                                                              Managing Director - American Express Funds,
                                                                    Ameriprise Financial, Inc. 2000-2002; Vice President,
                                                                    Ameriprise Financial, Inc. 1998-2000

Leslie L. Ogg                           Vice President, General     President of Board Services Corporation
901 S. Marquette Ave.                   Counsel, and Secretary
Minneapolis, MN 55402                   since 1978
Age 67

Beth E. Weimer                          Chief Compliance Officer    Vice President and Chief Compliance Officer, Ameriprise
172 Ameriprise Financial Center         since 2004                  Financial, Inc. since 2001 and Chief Compliance Officer,
Minneapolis, MN 55474                                               RiverSource Investments, LLC since 2005; Vice President
Age 53                                                              and Chief Compliance Officer - Asset Management and
                                                                    Insurance, Ameriprise Financial Services, Inc. since 2001;
                                                                    Partner, Arthur Andersen Regulatory Risk Services,
                                                                    1998-2001



         RIVERSOURCE VARIABLE PORTFOLIO FUNDS - STATEMENT OF ADDITIONAL
                           INFORMATION - MARCH 1, 2006

RESPONSIBILITIES OF BOARD WITH RESPECT TO FUND MANAGEMENT

The Board initially approves an Investment Management Services Agreement and other contracts with the investment manager and its affiliates, and other service providers. Once the contracts are approved, the Board monitors the level and quality of services including commitments of service providers to achieve expected levels of investment performance and shareholder services. In addition, the Board oversees that processes are in place to assure compliance with applicable rules, regulations and investment policies and addresses possible conflicts of interest. Annually, the Board evaluates the services received under the contracts by receiving reports covering investment performance, shareholder services, marketing, and the investment manager's profitability in order to determine whether to continue existing contracts or negotiate new contracts.


SEVERAL COMMITTEES FACILITATE ITS WORK


Executive Committee -- Acts for the Board between meetings of the Board.

Joint Audit Committee -- Meets with the independent public accountant, internal auditors and corporate officers to review financial statements, reports, and compliance matters. Reports significant issues to the Board and makes recommendations to the independent directors regarding the selection of the independent public accountant.

Investment Review Committee -- Considers investment management policies and strategies; investment performance; risk management techniques; and securities trading practices and reports areas of concern to the Board.

Board Effectiveness Committee -- Recommends to the Board the size, structure and composition for the Board; the compensation to be paid to members of the Board; and a process for evaluating the Board's performance. The committee also reviews candidates for Board membership including candidates recommended by shareholders. To be considered, recommendations must include a curriculum vita and be mailed to the Chairman of the Board, RiverSource Funds, 901 Marquette Avenue South, Suite 2810, Minneapolis, MN 55402-3268.

Contracts Committee -- Receives and analyzes reports covering the level and quality of services provided under contracts with the fund and advises the Board regarding actions taken on these contracts during the annual review process.

This table shows the number of times the committees met during each fund's most recent fiscal period. The table is organized by fiscal year end. You can find your fund's fiscal year end in Table 1.

                          TABLE 24. COMMITTEE MEETINGS



                                                                                    INVESTMENT        BOARD
                                                        EXECUTIVE    JOINT AUDIT      REVIEW      EFFECTIVENESS    CONTRACTS
                   FISCAL PERIOD                        COMMITTEE     COMMITTEE      COMMITTEE      COMMITTEE      COMMITTEE
----------------------------------------------------------------------------------------------------------------------------
For funds with fiscal period ending August 31               1             4              4              5              6
For funds with fiscal period ending December 31             1             4              5              4              7



         RIVERSOURCE VARIABLE PORTFOLIO FUNDS - STATEMENT OF ADDITIONAL
                           INFORMATION - MARCH 1, 2006

BOARD MEMBER HOLDINGS

The following tables show the Board members' ownership of the funds.


ALL FUNDS. This table shows the dollar range of equity securities beneficially owned on Sept. 30, 2005 of all funds overseen by the Board member. All shares of the Variable Portfolio funds are owned by life insurance companies and are not available for purchase by individuals. Consequently no Board member owns any shares of Variable Portfolio funds.

                  TABLE 25. BOARD MEMBER HOLDINGS* - ALL FUNDS

BASED ON NET ASSET VALUES AS OF SEPT. 30, 2005



                                       AGGREGATE DOLLAR RANGE OF EQUITY SECURITIES OF
BOARD MEMBER                                 ALL FUNDS OVERSEEN BY BOARD MEMBER
-------------------------------------------------------------------------------------
Arne H. Carlson                                        Over $100,000
Patricia M. Flynn                                    $10,001 - $50,000
Anne P. Jones                                          Over $100,000
Stephen R. Lewis, Jr.                                  Over $100,000
Catherine James Paglia                               $50,001 - $100,000
Alan K. Simpson                                      $50,001 - $100,000
Alison Taunton-Rigby                                   Over $100,000
William F. Truscott                                    Over $100,000



  * Ms. Blatz, Mr. Laikind and Ms. Pryor were not Board members as of Sept. 30, 2005, and therefore are not included in the table.

As of 30 days prior to the date of this SAI, the Board members and officers as a group owned less than 1% of the outstanding shares of any class of any fund.



COMPENSATION OF BOARD MEMBERS


TOTAL COMPENSATION. The following table shows the total compensation paid to independent Board members from all the funds in the last fiscal period.

                 TABLE 26. BOARD MEMBER COMPENSATION - ALL FUNDS



                                                TOTAL CASH COMPENSATION
                                      FROM RIVERSOURCE FUNDS AND PREFERRED MASTER
BOARD MEMBER*                               TRUST GROUP PAID TO BOARD MEMBER
---------------------------------------------------------------------------------
Patricia M. Flynn                                     $ 79,221
Anne P. Jones                                          167,992
Jeffrey Laikind                                         28,333
Stephen R. Lewis, Jr.                                  147,450
Catherine James Paglia                                 172,542
Alan K. Simpson                                        135,142
Alison Taunton-Rigby                                   172,542



  * Arne H. Carlson, Chair of the Board, is compensated by Board Services Corporation, a company providing administrative services to the funds. Board member compensation is a combination of a base fee and meeting fees. Ms. Blatz and Ms. Pryor were not Board members as of Dec. 31, 2005, and therefore are not included in the table.



         RIVERSOURCE VARIABLE PORTFOLIO FUNDS - STATEMENT OF ADDITIONAL
                           INFORMATION - MARCH 1, 2006

COMPENSATION FROM EACH FUND. The following table shows the compensation paid to independent Board members from each fund during its last fiscal period.

             TABLE 27. BOARD MEMBER* COMPENSATION - INDIVIDUAL FUNDS



                                                                  AGGREGATE COMPENSATION FROM FUND
                                      ------------------------------------------------------------------------------   TAUNTON-
                 FUND                 CARROLL** DESIMONE**   FLYNN     JONES   LAIKIND   LEWIS      PAGLIA   SIMPSON    RIGBY
-------------------------------------------------------------------------------------------------------------------------------
FOR FUNDS WITH FISCAL PERIOD ENDING AUGUST 31
Balanced -- total                     $2,738      $2,838    $2,283     $3,088    N/A     $3,239     $2,467    $2,583     $2,883
Amount deferred                        2,738       2,838       975          0             1,163          0         0          0
Cash Management -- total               1,471       1,571     1,317      1,821    N/A      1,972      1,400     1,317      1,617
Amount deferred                        1,471       1,571       542          0               706          0         0          0
Core Bond -- total                     1,104       1,204     1,025      1,454    N/A      1,605      1,083       950      1,250
Amount deferred                        1,104       1,204       408          0               573          0         0          0
Diversified Bond -- total              2,096       2,196     1,775      2,446    N/A      2,597      1,917     1,942      2,442
Amount deferred                        2,096       2,196       742          0               931          0         0          0
Diversified Equity Income -- total     1,538       1,638     1,383      1,888    N/A      2,039      1,467     1,383      1,683
Amount deferred                        1,538       1,638       575          0               731          0         0          0
Emerging Markets -- total              1,104       1,204     1,025      1,454    N/A      1,605      1,083       950      1,250
Amount deferred                        1,104       1,204       408          0               573          0         0          0
Global Bond -- total                   1,271       1,371     1,167      1,621    N/A      1,772      1,233     1,117      1,417
Amount deferred                        1,271       1,371       475          0               634          0         0          0
Global Inflation Protected               269         269       217        319               319        217       217        217
Securities -- total                                                              N/A
Amount deferred                          269         269       108          0                80          0         0          0
Growth -- total                        1,204       1,304     1,100      1,554    N/A      1,705      1,167     1,050      1,350
Amount deferred                        1,204       1,304       442          0               609          0         0          0
High Yield Bond -- total               1,771       1,871     1,542      2,121    N/A      2,272      1,650     1,617      1,917
Amount deferred                        1,771       1,871       642          0               814          0         0          0
Income Opportunities -- total            436         436       383        486    N/A        537        433       383        433
Amount deferred                          436         436       192          0               134          0         0          0
International Opportunity -- total     1,638       1,738     1,458      1,988    N/A      2,139      1,550     1,483      1,783
Amount deferred                        1,638       1,738       608          0               767          0         0          0
Large Cap Equity -- total              2,596       2,696     2,200      2,946    N/A      3,097      2,367     2,442      2,742
Amount deferred                        2,596       2,696       942          0             1,114          0         0          0
Large Cap Value -- total***              N/A         N/A       N/A        N/A    N/A        N/A        N/A       N/A        N/A
Amount deferred
Mid Cap Growth -- total                1,104       1,204     1,025      1,454    N/A      1,605      1,083       950      1,250
Amount deferred                        1,104       1,204       408          0               573          0         0          0
Mid Cap Value -- total***                N/A         N/A       N/A        N/A    N/A        N/A        N/A       N/A        N/A
Amount deferred
New Dimensions -- total                2,971       3,071     2,392      3,321    N/A      3,472      2,617     2,817      3,117
Amount deferred                        2,971       3,071     1,008          0             1,243          0         0          0
S&P 500 Index -- total                 1,171       1,271     1,092      1,521    N/A      1,672      1,150     1,017      1,317
Amount deferred                        1,171       1,271       442          0               598          0         0          0
Select Value -- total***                 N/A         N/A       N/A        N/A    N/A        N/A        N/A       N/A        N/A
Amount deferred
Short Duration                         1,304       1,404     1,175      1,654             1,805      1,250     1,150      1,450
U.S. Government -- total                                                         N/A
Amount deferred                        1,304       1,404       475          0               645          0         0          0



         RIVERSOURCE VARIABLE PORTFOLIO FUNDS - STATEMENT OF ADDITIONAL
                           INFORMATION - MARCH 1, 2006

                                                                  AGGREGATE COMPENSATION FROM FUND
                                      ------------------------------------------------------------------------------   TAUNTON-
                 FUND                 CARROLL** DESIMONE**   FLYNN     JONES   LAIKIND   LEWIS      PAGLIA   SIMPSON    RIGBY
-------------------------------------------------------------------------------------------------------------------------------
Small Cap Advantage -- total           1,104       1,204     1,025      1,454    N/A      1,605      1,083       950      1,250
Amount deferred                        1,104       1,204       408          0               573          0         0          0
Small Cap Value -- total               1,171       1,271     1,092      1,521    N/A      1,672      1,150     1,017      1,317
Amount deferred                        1,171       1,271       442          0               598          0         0          0
Strategy Aggressive -- total           1,538       1,638     1,333      1,888    N/A      2,039      1,433     1,383      1,683
Amount deferred                        1,538       1,638       542          0               728          0         0          0

FOR FUNDS WITH FISCAL PERIOD ENDING DECEMBER 31
Core Equity -- total                   1,471       1,204     1,500      1,604    267      1,905      1,650     1,250      1,650
Amount deferred                        1,471       1,204       750          0      0        635          0         0          0



  * Arne H. Carlson, Chair of the Board, is compensated by Board Services Corporation. Ms. Blatz and Ms. Pryor were not Board members as of Dec. 31, 2005, and therefore are not included in the table.
 ** Mr. Carroll retired as a member of the Board, effective Nov. 10, 2005. Mr.
    DeSimone retired as a Board member, effective Sept. 8, 2005.
*** No fees or expenses will be paid to Board members until the assets of the fund reach $20 million.


CONTROL PERSONS AND PRINCIPAL HOLDERS OF SECURITIES


IDS Life and its subsidiaries are the record holders of all outstanding shares of the funds. All shares were purchased and are held by IDS Life and its subsidiaries pursuant to instructions from owners of variable annuity and variable life insurance contracts issued by IDS Life and its subsidiaries. Accordingly, IDS Life disclaimed beneficial ownership of all shares of the funds.


INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM


The financial statements contained in a fund's Annual Report were audited by the independent registered public accounting firm, KPMG LLP, 4200 Wells Fargo Center, 90 S. Seventh St., Minneapolis, MN 55402-3900. The independent registered public accounting firm also provides other accounting and tax-related services as requested by the fund.



         RIVERSOURCE VARIABLE PORTFOLIO FUNDS - STATEMENT OF ADDITIONAL
                           INFORMATION - MARCH 1, 2006

                                                                      APPENDIX A




                             DESCRIPTION OF RATINGS

STANDARD & POOR'S LONG-TERM DEBT RATINGS

A Standard & Poor's corporate or municipal debt rating is a current assessment of the creditworthiness of an obligor with respect to a specific obligation. This assessment may take into consideration obligors such as guarantors, insurers, or lessees.

The debt rating is not a recommendation to purchase, sell, or hold a security, inasmuch as it does not comment as to market price or suitability for a particular investor.

The ratings are based on current information furnished by the issuer or obtained by S&P from other sources it considers reliable. S&P does not perform an audit in connection with any rating and may, on occasion, rely on unaudited financial information. The ratings may be changed, suspended, or withdrawn as a result of changes in, or unavailability of such information or based on other circumstances.

The ratings are based, in varying degrees, on the following considerations:


   - Likelihood of default capacity and willingness of the obligor as to the timely payment of interest and repayment of principal in accordance with the terms of the obligation.

   - Nature of and provisions of the obligation.

   - Protection afforded by, and relative position of, the obligation in the event of bankruptcy, reorganization, or other arrangement under the laws of bankruptcy and other laws affecting creditors' rights.


INVESTMENT GRADE

Debt rated AAA has the highest rating assigned by Standard & Poor's. Capacity to pay interest and repay principal is extremely strong.

Debt rated AA has a very strong capacity to pay interest and repay principal and differs from the highest rated issues only in a small degree.

Debt rated A has a strong capacity to pay interest and repay principal, although it is somewhat more susceptible to the adverse effects of changes in circumstances and economic conditions than debt in higher-rated categories.

Debt rated BBB is regarded as having an adequate capacity to pay interest and repay principal. Whereas it normally exhibits adequate protection parameters, adverse economic conditions or changing circumstances are more likely to lead to a weakened capacity to pay interest and repay principal for debt in this category than in higher-rated categories.

SPECULATIVE GRADE

Debt rated BB, B, CCC, CC, and C is regarded as having predominantly speculative characteristics with respect to capacity to pay interest and repay principal. BB indicates the least degree of speculation and C the highest. While such debt will likely have some quality and protective characteristics, these are outweighed by large uncertainties or major exposures to adverse conditions.

Debt rated BB has less near-term vulnerability to default than other speculative issues. However, it faces major ongoing uncertainties or exposure to adverse business, financial, or economic conditions that could lead to inadequate capacity to meet timely interest and principal payments. The BB rating category also is used for debt subordinated to senior debt that is assigned an actual or implied BBB- rating.

Debt rated B has a greater vulnerability to default but currently has the capacity to meet interest payments and principal repayments. Adverse business, financial, or economic conditions will likely impair capacity or willingness to pay interest and repay principal. The B rating category also is used for debt subordinated to senior debt that is assigned an actual or implied BB or BB-rating.

Debt rated CCC has a currently identifiable vulnerability to default and is dependent upon favorable business, financial, and economic conditions to meet timely payment of interest and repayment of principal. In the event of adverse business, financial, or economic conditions, it is not likely to have the capacity to pay interest and repay principal. The CCC rating category also is used for debt subordinated to senior debt that is assigned an actual or implied B or B- rating.


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                           INFORMATION - MARCH 1, 2006

Debt rated CC typically is applied to debt subordinated to senior debt that is assigned an actual or implied CCC rating.

Debt rated C typically is applied to debt subordinated to senior debt that is assigned an actual or implied CCC rating. The C rating may be used to cover a situation where a bankruptcy petition has been filed, but debt service payments are continued.

The rating CI is reserved for income bonds on which no interest is being paid.

Debt rated D is in payment default. The D rating category is used when interest payments or principal payments are not made on the date due, even if the applicable grace period has not expired, unless S&P believes that such payments will be made during such grace period. The D rating also will be used upon the filing of a bankruptcy petition if debt service payments are jeopardized.

MOODY'S LONG-TERM DEBT RATINGS

Aaa -- Bonds that are rated Aaa are judged to be of the best quality. They carry the smallest degree of investment risk. Interest payments are protected by a large or by an exceptionally stable margin and principal is secure. While the various protective elements are likely to change, such changes as can be visualized are most unlikely to impair the fundamentally strong position of such issues.

Aa -- Bonds that are rated Aa are judged to be of high quality by all standards. Together with the Aaa group they comprise what are generally known as high grade bonds. They are rated lower than the best bonds because margins of protection may not be as large as in Aaa securities or fluctuation of protective elements may be of greater amplitude or there may be other elements present that make the long-term risk appear somewhat larger than in Aaa securities.

A -- Bonds that are rated A possess many favorable investment attributes and are to be considered as upper-medium grade obligations. Factors giving security to principal and interest are considered adequate, but elements may be present that suggest a susceptibility to impairment some time in the future.

Baa -- Bonds that are rated Baa are considered as medium-grade obligations (i.e., they are neither highly protected nor poorly secured). Interest payments and principal security appear adequate for the present but certain protective elements may be lacking or may be characteristically unreliable over any great length of time. Such bonds lack outstanding investment characteristics and in fact have speculative characteristics as well.

Ba -- Bonds that are rated Ba are judged to have speculative elements - their future cannot be considered as well-assured. Often the protection of interest and principal payments may be very moderate, and thereby not well safeguarded during both good and bad times over the future. Uncertainty of position characterizes bonds in this class.

B -- Bonds that are rated B generally lack characteristics of a desirable investment. Assurance of interest and principal payments or maintenance of other terms of the contract over any long period of time may be small.

Caa -- Bonds that are rated Caa are of poor standing. Such issues may be in default or there may be present elements of danger with respect to principal or interest.

Ca -- Bonds that are rated Ca represent obligations that are speculative in a high degree. Such issues are often in default or have other marked shortcomings.

C -- Bonds that are rated C are the lowest rated class of bonds, and issues so rated can be regarded as having extremely poor prospects of ever attaining any real investment standing.

FITCH'S LONG-TERM DEBT RATINGS

Fitch's bond ratings provide a guide to investors in determining the credit risk associated with a particular security. The ratings represent Fitch's assessment of the issuer's ability to meet the obligations of a specific debt issue in a timely manner.

The rating takes into consideration special features of the issue, its relationship to other obligations of the issuer, the current and prospective financial condition and operating performance of the issuer and any guarantor, as well as the economic and political environment that might affect the issuer's future financial strength and credit quality.

Fitch ratings do not reflect any credit enhancement that may be provided by insurance policies or financial guaranties unless otherwise indicated.


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                           INFORMATION - MARCH 1, 2006

Fitch ratings are not recommendations to buy, sell or hold any security. Ratings do not comment on the adequacy of market price, the suitability of any security for a particular investor, or the tax-exempt nature of taxability of payments made in respect of any security.

Fitch ratings are based on information obtained from issuers, other obligors, underwriters, their experts, and other sources Fitch believes to be reliable. Fitch does not audit or verify the truth or accuracy of such information. Ratings may be changed, suspended, or withdrawn as a result of changes in, or the unavailability of, information or for other reasons.

INVESTMENT GRADE

AAA: Bonds considered to be investment grade and of the highest credit quality. The obligor has an exceptionally strong ability to pay interest and repay principal, which is unlikely to be affected by reasonably foreseeable events.

AA: Bonds considered to be investment grade and of very high credit quality. The obligor's ability to pay interest and repay principal is very strong, although not quite as strong as bonds rated AAA. Because bonds rated in the AAA and AA categories are not significantly vulnerable to foreseeable future developments, short-term debt of these issuers is generally rated F-1+.

A: Bonds considered to be investment grade and of high credit quality. The obligor's ability to pay interest and repay principal is considered to be strong, but may be more vulnerable to adverse changes in economic conditions and circumstances than bonds with higher ratings.

BBB: Bonds considered to be investment grade and of satisfactory credit quality. The obligor's ability to pay interest and repay principal is considered to be adequate. Adverse changes in economic conditions and circumstances, however, are more likely to have adverse impact on these bonds and, therefore, impair timely payment. The likelihood that the ratings of these bonds will fall below investment grade is higher than for bonds with higher ratings.

SPECULATIVE GRADE

BB: Bonds are considered speculative. The obligor's ability to pay interest and repay principal may be affected over time by adverse economic changes. However, business and financial alternatives can be identified, which could assist the obligor in satisfying its debt service requirements.

B: Bonds are considered highly speculative. While bonds in this class are currently meeting debt service requirements, the probability of continued timely payment of principal and interest reflects the obligor's limited margin of safety and the need for reasonable business and economic activity throughout the life of the issue.

CCC: Bonds have certain identifiable characteristics that, if not remedied, may lead to default. The ability to meet obligations requires an advantageous business and economic environment.

CC: Bonds are minimally protected. Default in payment of interest and/or principal seems probable over time.

C: Bonds are in imminent default in payment of interest or principal.

DDD, DD, and D: Bonds are in default on interest and/or principal payments. Such bonds are extremely speculative and should be valued on the basis of their ultimate recovery value in liquidation or reorganization of the obligor. DDD represents the highest potential for recovery on these bonds, and D represents the lowest potential for recovery.

SHORT-TERM RATINGS

STANDARD & POOR'S COMMERCIAL PAPER RATINGS

A Standard & Poor's commercial paper rating is a current assessment of the likelihood of timely payment of debt considered short-term in the relevant market.

Ratings are graded into several categories, ranging from A-1 for the highest quality obligations to D for the lowest. These categories are as follows:

A-1 This highest category indicates that the degree of safety regarding timely payment is strong. Those issues determined to possess extremely strong safety characteristics are denoted with a plus sign (+) designation.

A-2 Capacity for timely payment on issues with this designation is satisfactory. However, the relative degree of safety is not as high as for issues designated A-1.


         RIVERSOURCE VARIABLE PORTFOLIO FUNDS - STATEMENT OF ADDITIONAL
                           INFORMATION - MARCH 1, 2006

A-3 Issues carrying this designation have adequate capacity for timely payment. They are, however, more vulnerable to the adverse effects of changes in circumstances than obligations carrying the higher designations.

B    Issues are regarded as having only speculative capacity for timely payment.

C This rating is assigned to short-term debt obligations with doubtful capacity for payment.

D Debt rated D is in payment default. The D rating category is used when interest payments or principal payments are not made on the date due, even if the applicable grace period has not expired, unless S&P believes that such payments will be made during such grace period.

STANDARD & POOR'S MUNI BOND AND NOTE RATINGS

An S&P municipal bond or note rating reflects the liquidity factors and market-access risks unique to these instruments. Notes maturing in three years or less will likely receive a note rating. Notes maturing beyond three years will most likely receive a long-term debt rating.

Note rating symbols and definitions are as follows:

SP-1 Strong capacity to pay principal and interest. Issues determined to possess very strong characteristics are given a plus (+) designation.

SP-2 Satisfactory capacity to pay principal and interest, with some vulnerability to adverse financial and economic changes over the term of the notes.

SP-3 Speculative capacity to pay principal and interest.


Municipal bond rating symbols and definitions are as follows:

Standard & Poor's rating SP-1 indicates very strong or strong capacity to pay principal and interest. Those issues determined to possess overwhelming safety characteristics will be given a plus (+) designation.

Standard & Poor's rating SP-2 indicates satisfactory capacity to pay principal and interest.

Standard & Poor's rating SP-3 indicates speculative capacity to pay principal and interest.

MOODY'S SHORT-TERM RATINGS

Moody's short-term debt ratings are opinions of the ability of issuers to repay punctually senior debt obligations. These obligations have an original maturity not exceeding one year, unless explicitly noted.

Moody's employs the following three designations, all judged to be investment grade, to indicate the relative repayment ability of rated issuers:

Issuers rated Prime-l (or supporting institutions) have a superior ability for repayment of senior short-term debt obligations. Prime-l repayment ability will often be evidenced by many of the following characteristics: (i) leading market positions in well-established industries, (ii) high rates of return on funds employed, (iii) conservative capitalization structure with moderate reliance on debt and ample asset protection, (iv) broad margins in earnings coverage of fixed financial charges and high internal cash generation, and (v) well established access to a range of financial markets and assured sources of alternate liquidity.

Issuers rated Prime-2 (or supporting institutions) have a strong ability for repayment of senior short-term debt obligations. This will normally be evidenced by many of the characteristics cited above, but to a lesser degree. Earnings trends and coverage ratios, while sound, may be more subject to variation. Capitalization characteristics, while still appropriate, may be more affected by external conditions. Ample alternate liquidity is maintained.

Issuers rated Prime-3 (or supporting institutions) have an acceptable ability for repayment of senior short-term obligations. The effect of industry characteristics and market compositions may be more pronounced. Variability in earnings and profitability may result in changes in the level of debt protection measurements and may require relatively high financial leverage. Adequate alternate liquidity is maintained.

Issuers rated Not Prime do not fall within any of the Prime rating categories.


         RIVERSOURCE VARIABLE PORTFOLIO FUNDS - STATEMENT OF ADDITIONAL
                           INFORMATION - MARCH 1, 2006

MOODY'S SHORT-TERM MUNI BONDS AND NOTES

Short-term municipal bonds and notes are rated by Moody's. The ratings reflect the liquidity concerns and market access risks unique to notes.

Moody's MIG 1/VMIG 1 indicates the best quality. There is present strong protection by established cash flows, superior liquidity support or demonstrated broad-based access to the market for refinancing.

Moody's MIG 2/VMIG 2 indicates high quality. Margins of protection are ample although not so large as in the preceding group.

Moody's MIG 3/VMIG 3 indicates favorable quality. All security elements are accounted for but there is lacking the undeniable strength of the preceding grades. Liquidity and cash flow protection may be narrow and market access for refinancing is likely to be less well established.

Moody's MIG 4/VMIG 4 indicates adequate quality. Protection commonly regarded as required of an investment security is present and although not distinctly or predominantly speculative, there is specific risk.

FITCH'S SHORT-TERM RATINGS

Fitch's short-term ratings apply to debt obligations that are payable on demand or have original maturities of generally up to three years, including commercial paper, certificates of deposit, medium-term notes, and municipal and investment notes. The short-term rating places greater emphasis than a long-term rating on the existence of liquidity necessary to meet the issuer's obligations in a timely manner.

Fitch short-term ratings are as follows:

F-1+: Exceptionally Strong Credit Quality. Issues assigned this rating are regarded as having the strongest degree of assurance for timely payment.

F-1: Very Strong Credit Quality. Issues assigned this rating reflect an assurance of timely payment only slightly less in degree than issues rated F-1+.

F-2: Good Credit Quality. Issues assigned this rating have a satisfactory degree of assurance for timely payment, but the margin of safety is not as great as for issues assigned F-1+ and F-1 ratings.

F-3: Fair Credit Quality. Issues assigned this rating have characteristics suggesting that the degree of assurance for timely payment is adequate, however, near-term adverse changes could cause these securities to be rated below investment grade.

F-S: Weak Credit Quality. Issues assigned this rating have characteristics suggesting a minimal degree of assurance for timely payment and are vulnerable to near-term adverse changes in financial and economic conditions.

D: Default. Issues assigned this rating are in actual or imminent payment default.


         RIVERSOURCE VARIABLE PORTFOLIO FUNDS - STATEMENT OF ADDITIONAL
                           INFORMATION - MARCH 1, 2006

                                                                      APPENDIX B

                               S&P 500 INDEX FUND

                 ADDITIONAL INFORMATION ABOUT THE S&P 500 INDEX

The Fund is not sponsored, endorsed, sold or promoted by S&P. S&P makes no representation or warranty, express or implied, to the shareholders of the Fund or any member of the public regarding the advisability of investing in securities generally or in the Fund particularly or the ability of the S&P 500 Index to track general stock market performance. S&P's only relationship to the Fund is the licensing of certain trademarks and trade names of S&P and of the S&P 500 Index, which are determined, composed and calculated by S&P without regard to the Fund. S&P has no obligation to take the needs of the Fund or its shareholders into consideration in determining, composing or calculating the S&P 500 Index. S&P is not responsible for and has not participated in the determination of the prices and amount of the Fund or the timing of the issuance or sale of the Fund or in the determination or calculation of the equation by which the Fund's shares are to be converted into cash. S&P has no obligation or liability in connection with the administration, marketing or trading of Fund shares.




S&P DOES NOT GUARANTEE THE ACCURACY AND/OR THE COMPLETENESS OF THE S&P 500 INDEX OR ANY DATA INCLUDED THEREIN (THE S&P INDEX) AND S&P SHALL HAVE NO LIABILITY FOR ANY ERRORS, OMISSIONS OR INTERRUPTIONS THEREIN. S&P MAKES NO WARRANTY, EXPRESS OR IMPLIED, AS TO RESULTS TO BE OBTAINED BY THE FUND, ITS SHAREHOLDERS OR ANY OTHER PERSON OR ENTITY FROM THE USE OF THE S&P INDEX OR ANY DATA INCLUDED THEREIN. S&P MAKES NO EXPRESS OR IMPLIED WARRANTIES, AND EXPRESSLY DISCLAIMS ALL WARRANTIES OF MERCHANTABILITY OR FITNESS FOR A PARTICULAR PURPOSE OR USE WITH RESPECT TO THE S&P INDEX OR ANY DATA INCLUDED THEREIN. WITHOUT LIMITING ANY OF THE FOREGOING, IN NO EVENT SHALL S&P HAVE ANY LIABILITY FOR ANY SPECIAL, PUNITIVE, INDIRECT OR CONSEQUENTIAL DAMAGES (INCLUDING LOST PROFITS), EVEN IF NOTIFIED OF THE POSSIBILITY OF SUCH DAMAGES.


         RIVERSOURCE VARIABLE PORTFOLIO FUNDS - STATEMENT OF ADDITIONAL
                           INFORMATION - MARCH 1, 2006

                                                              S-6466-20 Z (3/06)

         RIVERSOURCE VARIABLE PORTFOLIO FUNDS - STATEMENT OF ADDITIONAL
                           INFORMATION - MARCH 1, 2006

INVESTMENTS IN SECURITIES

RIVERSOURCE VARIABLE PORTFOLIO -- CORE EQUITY FUND

DEC. 31, 2005

(PERCENTAGES REPRESENT VALUE OF INVESTMENTS COMPARED TO NET ASSETS)

COMMON STOCKS (99.2%)

ISSUER                                                             SHARES                  VALUE(a)
AEROSPACE & DEFENSE (3.0%)
Boeing                                                                 33,964           $ 2,385,631
Empresa Brasileira de Aeronautica ADR                                  11,571(c)            452,426
General Dynamics                                                        4,145               472,737
Goodrich                                                               33,790             1,388,769
Honeywell Intl                                                         76,956             2,866,611
Lockheed Martin                                                        46,685             2,970,567
Northrop Grumman                                                       24,055             1,445,946
United Technologies                                                    38,901             2,174,955
                                                                                    ---------------
Total                                                                                    14,157,642
---------------------------------------------------------------------------------------------------

AUTO COMPONENTS (0.1%)
Cooper Tire & Rubber                                                      968                14,830
Dana                                                                    2,149                15,430
Delphi                                                                  7,481                 2,192
Goodyear Tire & Rubber                                                  2,392(b)             41,573
Johnson Controls                                                        2,653               193,430
Visteon                                                                 1,770(b)             11,080
                                                                                    ---------------
Total                                                                                       278,535
---------------------------------------------------------------------------------------------------

AUTOMOBILES (0.1%)
Ford Motor                                                             25,738               198,697
General Motors                                                         13,893               269,802
Harley-Davidson                                                         3,949               203,334
                                                                                    ---------------
Total                                                                                       671,833
---------------------------------------------------------------------------------------------------

BEVERAGES (1.3%)
Coca-Cola                                                              20,447               824,219
PepsiCo                                                                87,994             5,198,685
                                                                                    ---------------
Total                                                                                     6,022,904
---------------------------------------------------------------------------------------------------

BIOTECHNOLOGY (1.6%)
Amgen                                                                  47,769(b)          3,767,063
Biogen Idec                                                            33,206(b)          1,505,228
Genentech                                                              16,493(b)          1,525,603
Gilead Sciences                                                        14,899(b)            784,134
                                                                                    ---------------
Total                                                                                     7,582,028
---------------------------------------------------------------------------------------------------

BUILDING PRODUCTS (0.2%)
American Standard Companies                                             8,071               322,436
Masco                                                                  21,556               650,776
                                                                                    ---------------
Total                                                                                       973,212
---------------------------------------------------------------------------------------------------

CAPITAL MARKETS (2.4%)
Bank of New York                                                       48,692           $ 1,550,840
Charles Schwab                                                         22,512               330,251
Franklin Resources                                                     12,170             1,144,102
Investors Financial Services                                           17,199               633,439
Legg Mason                                                                696                83,304
Lehman Brothers Holdings                                               18,280             2,342,948
Merrill Lynch & Co                                                     14,527               983,914
Morgan Stanley                                                         56,240             3,191,057
State Street                                                           17,030               944,143
                                                                                    ---------------
Total                                                                                    11,203,998
---------------------------------------------------------------------------------------------------

CHEMICALS (1.1%)
Air Products & Chemicals                                                3,102               183,607
Dow Chemical                                                           47,458             2,079,609
Eastman Chemical                                                        7,254               374,234
Ecolab                                                                  3,028               109,826
EI du Pont de Nemours & Co                                             13,455               571,837
Engelhard                                                               1,648                49,687
Hercules                                                                1,578(b)             17,831
Intl Flavors & Fragrances                                               1,261                42,244
Lyondell Chemical                                                      15,512               369,496
Monsanto                                                                5,605               434,556
PPG Inds                                                                2,358               136,528
Praxair                                                                 4,231               224,074
Rohm & Haas                                                             2,609               126,328
RPM Intl                                                                9,102               158,102
Sigma-Aldrich                                                             963                60,948
                                                                                    ---------------
Total                                                                                     4,938,907
---------------------------------------------------------------------------------------------------

COMMERCIAL BANKS (4.6%)
Bank of America                                                       208,501             9,622,320
Commerce Bancorp                                                       22,753               782,931
ICICI Bank ADR                                                          7,476(c)            215,309
PNC Financial Services Group                                           30,986             1,915,864
US Bancorp                                                             47,786             1,428,324
Wachovia                                                               49,745             2,629,521
Wells Fargo & Co                                                       78,865             4,955,088
                                                                                    ---------------
Total                                                                                    21,549,357
---------------------------------------------------------------------------------------------------

See accompanying notes to investments in securities.

--------------------------------------------------------------------------------
10 -- RIVERSOURCE VARIABLE PORTFOLIO - CORE EQUITY FUND -- 2005 ANNUAL REPORT

ISSUER                                                             SHARES                  VALUE(a)
COMMERCIAL SERVICES & SUPPLIES (0.7%)
Allied Waste Inds                                                       3,627(b)        $    31,700
Apollo Group Cl A                                                       2,222(b)            134,342
Avery Dennison                                                          8,174               451,776
CCE Spinco                                                              3,316(b)             43,440
Cendant                                                                98,683             1,702,281
Cintas                                                                  2,037                83,884
Global Cash Access                                                      2,300(b)             33,557
Monster Worldwide                                                       1,566(b)             63,924
Pitney Bowes                                                            3,284               138,749
RR Donnelley & Sons                                                     2,936               100,441
Waste Management                                                        8,233               249,872
                                                                                    ---------------
Total                                                                                     3,033,966
---------------------------------------------------------------------------------------------------

COMMUNICATIONS EQUIPMENT (2.9%)
CIENA                                                                 159,248(b)            472,967
Cisco Systems                                                         277,913(b)          4,757,871
Corning                                                                35,335(b)            694,686
Nokia ADR                                                             322,107(c)          5,894,558
Scientific-Atlanta                                                     36,533             1,573,476
                                                                                    ---------------
Total                                                                                    13,393,558
---------------------------------------------------------------------------------------------------

COMPUTERS & PERIPHERALS (2.9%)
Dell                                                                  148,875(b)          4,464,761
EMC                                                                   162,229(b)          2,209,559
Hewlett-Packard                                                       109,320             3,129,832
Intl Business Machines                                                 45,695             3,756,129
                                                                                    ---------------
Total                                                                                    13,560,281
---------------------------------------------------------------------------------------------------

CONSTRUCTION & ENGINEERING (--%)
Fluor                                                                   1,147                88,617
---------------------------------------------------------------------------------------------------

CONSTRUCTION MATERIALS (--%)
Vulcan Materials                                                        1,357                91,937
---------------------------------------------------------------------------------------------------

CONSUMER FINANCE (1.3%)
American Express                                                       23,131             1,190,321
Capital One Financial                                                  29,592             2,556,749
MBNA                                                                   69,872             1,897,724
SLM                                                                     4,293               236,501
                                                                                    ---------------
Total                                                                                     5,881,295
---------------------------------------------------------------------------------------------------

CONTAINERS & PACKAGING (0.2%)
Ball                                                                    1,514                60,136
Bemis                                                                   1,518                42,291
Pactiv                                                                  2,046(b)             45,012
Sealed Air                                                              1,112(b)             62,461
Temple-Inland                                                          20,859               935,527
                                                                                    ---------------
Total                                                                                     1,145,427
---------------------------------------------------------------------------------------------------

DISTRIBUTORS (--%)
Genuine Parts                                                           2,367           $   103,959
---------------------------------------------------------------------------------------------------

DIVERSIFIED FINANCIAL SERVICES (3.2%)
Citigroup                                                             183,116             8,886,620
Consumer Discretionary Select Sector SPDR Fund                          5,376               175,526
Industrial Select Sector SPDR Fund                                     19,491               612,407
JPMorgan Chase & Co                                                   121,900             4,838,211
Materials Select Sector SPDR Trust                                      7,640               231,416
                                                                                    ---------------
Total                                                                                    14,744,180
---------------------------------------------------------------------------------------------------

DIVERSIFIED TELECOMMUNICATION SERVICES (7.7%)
ALLTEL                                                                 23,517             1,483,923
AT&T                                                                  102,777             2,517,009
BellSouth                                                              65,879             1,785,321
Brasil Telecom Participacoes ADR                                        1,844(c)             68,873
Chunghwa Telecom ADR                                                   48,529(c)            890,507
Citizens Communications                                                13,038               159,455
France Telecom                                                         24,399(c)            606,214
MCI                                                                    91,000             1,795,430
Qwest Communications Int                                              l50,000(b)            282,500
Sprint Nextel                                                         847,241            19,791,550
Telewest Global                                                       199,174(b),(c)      4,744,325
Verizon Communications                                                 57,187             1,722,472
                                                                                    ---------------
Total                                                                                    35,847,579
---------------------------------------------------------------------------------------------------

ELECTRIC UTILITIES (1.6%)
Allegheny Energy                                                        2,141(b)             67,763
Ameren                                                                  2,821               144,548
American Electric Power                                                 5,468               202,808
CenterPoint Energy                                                      4,000                51,400
Cinergy                                                                 2,858               121,351
Consolidated Edison                                                     3,402               157,615
DTE Energy                                                              2,492               107,629
Edison Intl                                                             4,524               197,292
Entergy                                                                14,921             1,024,326
Exelon                                                                 33,741             1,792,996
FirstEnergy                                                             4,707               230,596
FPL Group                                                              10,146               421,668
PG&E                                                                    5,115               189,869
Pinnacle West Capital                                                   1,383                57,187
PPL                                                                    20,412               600,113
Progress Energy                                                         3,490               153,281
Southern                                                               38,947             1,344,839

                            See accompanying notes to investments in securities.

--------------------------------------------------------------------------------
   RIVERSOURCE VARIABLE PORTFOLIO - CORE EQUITY FUND -- 2005 ANNUAL REPORT -- 11

ISSUER                                                             SHARES                  VALUE(a)
ELECTRIC UTILITIES (CONT.)
TECO Energy                                                             2,939           $    50,492
TXU                                                                     6,482               325,332
Xcel Energy                                                            22,130               408,520
                                                                                    ---------------
Total                                                                                     7,649,625
---------------------------------------------------------------------------------------------------

ELECTRICAL EQUIPMENT (0.1%)
American Power Conversion                                               2,499                54,978
Cooper Inds Cl A                                                        1,345                98,185
Emerson Electric                                                        5,856               437,443
                                                                                    ---------------
Total                                                                                       590,606
---------------------------------------------------------------------------------------------------

ELECTRONIC EQUIPMENT & INSTRUMENTS (0.1%)
Flextronics Intl                                                       43,050(b),(c)        449,442
---------------------------------------------------------------------------------------------------

ENERGY EQUIPMENT & SERVICES (1.8%)
Baker Hughes                                                            4,658               283,113
BJ Services                                                            10,913               400,180
Cooper Cameron                                                         12,398(b)            513,277
Halliburton                                                            42,353             2,624,193
Nabors Inds                                                             4,477(b),(c)        339,133
Natl Oilwell Varco                                                      2,253(b)            141,263
Noble                                                                   1,824               128,665
Rowan Companies                                                         1,428                50,894
Schlumberger                                                           14,428             1,401,680
TODCO Cl A                                                              5,568               211,918
Transocean                                                             20,121(b)          1,402,232
Weatherford Intl                                                       24,372(b)            882,266
                                                                                    ---------------
Total                                                                                     8,378,814
---------------------------------------------------------------------------------------------------

FOOD & STAPLES RETAILING (1.7%)
CVS                                                                    18,459               487,687
Rite Aid                                                              122,746(b)            427,156
Safeway                                                               118,227             2,797,251
Wal-Mart Stores                                                        94,321             4,414,222
                                                                                    ---------------
Total                                                                                     8,126,316
---------------------------------------------------------------------------------------------------

FOOD PRODUCTS (1.1%)
Cadbury Schweppes                                                      42,584(c)            402,619
Campbell Soup                                                          11,545               343,695
General Mills                                                          17,740               874,937
Kellogg                                                                79,403             3,431,797
                                                                                    ---------------
Total                                                                                     5,053,048
---------------------------------------------------------------------------------------------------

GAS UTILITIES (0.1%)
KeySpan                                                                 2,416                86,227
Nicor                                                                     607                23,861
NiSource                                                                3,857                80,457
ONEOK                                                                  16,293               433,882
Peoples Energy                                                            566                19,850
                                                                                    ---------------
Total                                                                                       644,277
---------------------------------------------------------------------------------------------------

HEALTH CARE EQUIPMENT & SUPPLIES (2.5%)
Alcon                                                                   2,706(c)        $   350,698
Baxter Intl                                                           111,871             4,211,943
Boston Scientific                                                      76,972(b)          1,885,044
Guidant                                                                54,530             3,530,818
Hospira                                                                 7,231(b)            309,342
Medtronic                                                               8,252               475,068
PerkinElmer                                                            28,804               678,622
                                                                                    ---------------
Total                                                                                    11,441,535
---------------------------------------------------------------------------------------------------

HEALTH CARE PROVIDERS & SERVICES (3.6%)
Aetna                                                                   4,371               412,229
AmerisourceBergen                                                       5,548               229,687
Cardinal Health                                                        53,471             3,676,131
Caremark Rx                                                             2,711(b)            140,403
HCA                                                                    72,082             3,640,141
HealthSouth                                                           112,893(b)            550,353
IMS Health                                                              3,746                93,350
Magellan Health Services                                               17,537(b)            551,539
McKesson                                                                9,261               477,775
Medco Health Solutions                                                 36,901(b)          2,059,076
UnitedHealth Group                                                     61,803             3,840,439
Universal Health Services Cl B                                          7,465               348,914
WellPoint                                                              10,018(b)            799,336
                                                                                    ---------------
Total                                                                                    16,819,373
---------------------------------------------------------------------------------------------------

HOTELS, RESTAURANTS & LEISURE (0.6%)
Carnival Unit                                                           7,552               403,805
Harrah's Entertainment                                                  3,499               249,444
Kerzner Intl                                                            6,957(b),(c)        478,294
Marriott Intl Cl A                                                      6,528               437,180
McDonald's                                                             35,516             1,197,600
Orient-Express Hotels Cl A                                              2,570(c)             81,006
                                                                                    ---------------
Total                                                                                     2,847,329
---------------------------------------------------------------------------------------------------

HOUSEHOLD DURABLES (0.5%)
Centex                                                                  1,771               126,609
DR Horton                                                               3,670               131,129
Fortune Brands                                                          2,161               168,601
Harman Intl Inds                                                        6,458               631,915
KB HOME                                                                 1,150                83,559
Leggett & Platt                                                         2,605                59,811
Maytag                                                                  1,093                20,570
Pulte Homes                                                             3,173               124,889
Snap-On                                                                   757                28,433
Sony                                                                   17,439(c)            712,763
Stanley Works                                                           1,037                49,817
Whirlpool                                                                 924                77,394
                                                                                    ---------------
Total                                                                                     2,215,490
---------------------------------------------------------------------------------------------------

See accompanying notes to investments in securities.

--------------------------------------------------------------------------------
12 -- RIVERSOURCE VARIABLE PORTFOLIO - CORE EQUITY FUND -- 2005 ANNUAL REPORT

ISSUER                                                             SHARES                  VALUE(a)
HOUSEHOLD PRODUCTS (2.6%)
Colgate-Palmolive                                                      30,736           $ 1,685,870
Procter & Gamble                                                      134,941             7,810,385
Spectrum Brands                                                       134,549(b)          2,732,690
                                                                                    ---------------
Total                                                                                    12,228,945
---------------------------------------------------------------------------------------------------

INDUSTRIAL CONGLOMERATES (2.9%)
General Electric                                                      275,806             9,667,000
Tyco Intl                                                             127,850(c)          3,689,751
                                                                                    ---------------
Total                                                                                    13,356,751
---------------------------------------------------------------------------------------------------

INSURANCE (4.4%)
ACE                                                                    55,207(c)          2,950,261
AFLAC                                                                     666                30,916
American Intl Group                                                   156,116            10,651,794
Aon                                                                    29,784             1,070,735
Arch Capital Group                                                      8,850(b),(c)        484,538
Aspen Insurance Holdings                                               61,079(c)          1,445,740
Chubb                                                                  17,817             1,739,830
Endurance Specialty Holdings                                            7,348(c)            263,426
Hartford Financial Services Group                                      14,908             1,280,448
Max Re Capital                                                         22,779(c)            591,571
                                                                                    ---------------
Total                                                                                    20,509,259
---------------------------------------------------------------------------------------------------

INTERNET & CATALOG RETAIL (0.3%)
eBay                                                                   33,661(b)          1,455,839
IAC/InterActiveCorp                                                     5,743(b)            162,584
                                                                                    ---------------
Total                                                                                     1,618,423
---------------------------------------------------------------------------------------------------

INTERNET SOFTWARE & SERVICES (1.4%)
Google Cl A                                                            14,068(b)          5,836,250
Yahoo!                                                                 18,349(b)            718,914
                                                                                    ---------------
Total                                                                                     6,555,164
---------------------------------------------------------------------------------------------------

IT SERVICES (0.7%)
Accenture Cl A                                                          6,827(c)            197,095
Affiliated Computer Services Cl A                                      19,330(b)          1,143,949
Automatic Data Processing                                              11,445               525,211
Cognizant Technology Solutions Cl A                                     3,108(b)            156,488
Computer Sciences                                                       5,420(b)            274,469
Electronic Data Systems                                                13,176               316,751
First Data                                                              7,884               339,091
Ness Technologies                                                       5,500(b),(c)         59,235
Patni Computer Systems ADR                                              4,341(b),(c)        100,624
Paychex                                                                 2,530                96,444
Satyam Computer Services ADR                                            1,413(c)             51,702
                                                                                    ---------------
Total                                                                                     3,261,059
---------------------------------------------------------------------------------------------------

LEISURE EQUIPMENT & PRODUCTS (--%)
Mattel                                                                  8,519           $   134,771
---------------------------------------------------------------------------------------------------

MACHINERY (0.8%)
Caterpillar                                                            20,023             1,156,729
Danaher                                                                 3,848               214,641
Deere & Co                                                              8,760               596,644
Dover                                                                   2,902               117,502
Eaton                                                                   2,123               142,432
Illinois Tool Works                                                     7,361               647,694
Ingersoll-Rand Cl A                                                    12,455(c)            502,808
ITT Inds                                                                2,108               216,745
Navistar Intl                                                             933(b)             26,702
Pall                                                                    1,781                47,838
                                                                                    ---------------
Total                                                                                     3,669,735
---------------------------------------------------------------------------------------------------

MEDIA (7.8%)
Clear Channel Communications                                           19,295               606,828
Clear Channel Outdoor Holdings Cl A                                     4,412(b)             88,461
Comcast Cl A                                                          124,297(b)          3,226,750
Comcast Special Cl A                                                   53,996(b)          1,387,157
EchoStar Communications Cl A                                            4,881(b)            132,617
Liberty Global Cl A                                                   100,758(b)          2,267,055
Liberty Global Series C                                                50,734(b)          1,075,561
Liberty Media Cl A                                                    180,181(b)          1,418,024
News Corp Cl A                                                        204,783             3,184,376
NTL                                                                   179,022(b)         12,187,817
Time Warner                                                           178,745             3,117,313
Viacom Cl B                                                            96,174(b)          3,135,272
Vivendi Universal ADR                                                 132,381(c)          4,160,735
Walt Disney                                                            23,135               554,546
WorldSpace Cl A                                                         1,900(b)             27,569
                                                                                    ---------------
Total                                                                                    36,570,081
---------------------------------------------------------------------------------------------------

METALS & MINING (0.9%)
Agnico-Eagle Mines                                                      6,702(c)            132,432
Alcan                                                                  12,442(c)            509,500
Alcoa                                                                  18,014               532,674
Allegheny Technologies                                                  1,162                41,925
Coeur d'Alene Mines                                                   151,596(b)            606,384
Freeport-McMoRan Copper & Gold Cl B                                     2,388               128,474
Glamis Gold                                                             8,019(b),(c)        220,362
Newmont Mining                                                         31,097             1,660,579
Nucor                                                                   2,008               133,974
PAN American Silver                                                    13,294(b),(c)        250,326
                                                                                    ---------------
Total                                                                                     4,216,630
---------------------------------------------------------------------------------------------------

                            See accompanying notes to investments in securities.

--------------------------------------------------------------------------------
   RIVERSOURCE VARIABLE PORTFOLIO - CORE EQUITY FUND -- 2005 ANNUAL REPORT -- 13

ISSUER                                                             SHARES                  VALUE(a)
MULTILINE RETAIL (1.1%)
Dollar General                                                          5,047           $    96,246
Federated Dept Stores                                                   9,850               653,351
JC Penney                                                              32,778             1,822,456
Kohl's                                                                 13,923(b)            676,658
Target                                                                 31,970             1,757,391
                                                                                    ---------------
Total                                                                                     5,006,102
---------------------------------------------------------------------------------------------------

MULTI-UTILITIES & UNREGULATED POWER (0.5%)
AES                                                                     8,911(b)            141,061
Calpine                                                                 6,641(b)              1,385
CMS Energy                                                              2,995(b)             43,457
Constellation Energy Group                                              2,416               139,162
Dominion Resources                                                     19,237             1,485,097
Duke Energy                                                            13,174               361,626
Dynegy Cl A                                                             5,179(b)             25,066
Public Service Enterprise Group                                         3,254               211,412
Sempra Energy                                                           3,271               146,672
                                                                                    ---------------
Total                                                                                     2,554,938
---------------------------------------------------------------------------------------------------

OFFICE ELECTRONICS (0.1%)
Xerox                                                                  28,925(b)            423,751
---------------------------------------------------------------------------------------------------

OIL & GAS (8.0%)
Amerada Hess                                                            4,208               533,659
Anadarko Petroleum                                                     33,480             3,172,230
Apache                                                                  4,668               319,851
Ashland                                                                   915                52,979
BP ADR                                                                 18,835(c)          1,209,584
Burlington Resources                                                    5,300               456,860
Chevron                                                                93,813             5,325,765
ConocoPhillips                                                         81,869             4,763,138
Devon Energy                                                           28,185             1,762,690
El Paso                                                                 8,826               107,324
EnCana                                                                  8,190(c)            369,860
EOG Resources                                                           3,422               251,072
Exxon Mobil                                                           231,869            13,024,083
Kerr-McGee                                                              1,586               144,104
Kinder Morgan                                                           1,452               133,511
Marathon Oil                                                           13,875               845,959
Newfield Exploration                                                   12,407(b)            621,218
Occidental Petroleum                                                    5,701               455,396
Royal Dutch Shell ADR Series A                                          7,257(c)            446,233
Sunoco                                                                  7,609               596,393
Ultra Petroleum                                                        11,693(b)            652,469
Valero Energy                                                          28,589             1,475,192
Williams Companies                                                      7,746               179,475
XTO Energy                                                              4,983               218,953
                                                                                    ---------------
Total                                                                                    37,117,998
---------------------------------------------------------------------------------------------------

PAPER & FOREST PRODUCTS (0.4%)
Bowater                                                                 9,613           $   295,311
Intl Paper                                                             21,468               721,539
Louisiana-Pacific                                                       1,525                41,892
MeadWestvaco                                                            2,619                73,411
Weyerhaeuser                                                           11,520               764,237
                                                                                    ---------------
Total                                                                                     1,896,390
---------------------------------------------------------------------------------------------------

PERSONAL PRODUCTS (0.1%)
Estee Lauder Companies Cl A                                             8,879               297,269
---------------------------------------------------------------------------------------------------

PHARMACEUTICALS (6.6%)
Abbott Laboratories                                                    39,064             1,540,294
AstraZeneca                                                             5,281(c)            257,057
Bristol-Myers Squibb                                                   19,505               448,225
Eli Lilly & Co                                                         17,835             1,009,283
GlaxoSmithKline ADR                                                    14,409(c)            727,366
Johnson & Johnson                                                      43,190             2,595,719
Merck & Co                                                             18,610               591,984
Novartis ADR                                                           42,951(c)          2,254,068
Pfizer                                                                571,166            13,319,591
Roche Holding                                                          14,161(c)          2,126,953
Schering-Plough                                                       114,913             2,395,936
Teva Pharmaceutical Inds ADR                                           11,125(c)            478,486
Wyeth                                                                  63,685             2,933,968
                                                                                    ---------------
Total                                                                                    30,678,930
---------------------------------------------------------------------------------------------------

REAL ESTATE INVESTMENT TRUST (0.3%)
Apartment Investment & Management Cl A                                  5,433               205,748
Equity Office Properties Trust                                         14,889               451,583
HomeBanc                                                               86,197               644,754
                                                                                    ---------------
Total                                                                                     1,302,085
---------------------------------------------------------------------------------------------------

ROAD & RAIL (0.1%)
Norfolk Southern                                                        7,787               349,091
---------------------------------------------------------------------------------------------------

SEMICONDUCTORS & SEMICONDUCTOR EQUIPMENT (3.0%)
Analog Devices                                                         21,358               766,111
Applied Materials                                                      32,903               590,280
ATI Technologies                                                       22,536(b),(c)        382,887
Atmel                                                                   5,546(b)             17,137
Broadcom Cl A                                                          12,402(b)            584,754
Credence Systems                                                       20,524(b)            142,847
Cypress Semiconductor                                                  25,250(b)            359,813
Freescale Semiconductor Cl A                                           77,664(b)          1,956,356
Freescale Semiconductor Cl B                                           29,732(b)            748,354
Integrated Device Technology                                           31,705(b)            417,872
Intel                                                                 176,523             4,406,014
Linear Technology                                                      18,810               678,477

See accompanying notes to investments in securities.

--------------------------------------------------------------------------------
14 -- RIVERSOURCE VARIABLE PORTFOLIO - CORE EQUITY FUND -- 2005 ANNUAL REPORT

ISSUER                                                             SHARES                  VALUE(a)
SEMICONDUCTORS & SEMICONDUCTOR EQUIPMENT (CONT.)
MEMC Electronic Materials                                              49,946(b)       $  1,107,303
Texas Instruments                                                      54,679             1,753,556
                                                                                    ---------------
Total                                                                                    13,911,761
---------------------------------------------------------------------------------------------------

SOFTWARE (3.2%)
Adobe Systems                                                          53,994             1,995,618
Cadence Design Systems                                                 39,504(b)            668,408
Compuware                                                             101,789(b)            913,047
Mercury Interactive                                                    34,340(b)            954,309
Microsoft                                                             232,052             6,068,159
Oracle                                                                237,499(b)          2,899,863
SAP ADR                                                                18,269(c)            823,384
Siebel Systems                                                         19,189               203,020
TIBCO Software                                                         47,643(b)            355,893
                                                                                    ---------------
Total                                                                                    14,881,701
---------------------------------------------------------------------------------------------------

SPECIALTY RETAIL (0.8%)
AutoNation                                                              3,028(b)             65,798
AutoZone                                                                  904(b)             82,942
Best Buy                                                               10,385               451,540
Home Depot                                                             45,120             1,826,457
Lowe's Companies                                                       10,760               717,262
Office Depot                                                            4,302(b)            135,083
OfficeMax                                                               1,036                26,273
RadioShack                                                              1,870                39,326
Sherwin-Williams                                                        1,698                77,123
Staples                                                                10,273               233,300
                                                                                    ---------------
Total                                                                                     3,655,104
---------------------------------------------------------------------------------------------------

TEXTILES, APPAREL & LUXURY GOODS (0.3%)
Jones Apparel Group                                                     1,780                54,682
Liz Claiborne                                                           1,491                53,408
Nike Cl B                                                              13,966             1,212,108
Reebok Intl                                                               747                43,498
VF                                                                      1,364                75,484
                                                                                    ---------------
Total                                                                                     1,439,180
---------------------------------------------------------------------------------------------------

THRIFTS & MORTGAGE FINANCE (2.3%)
Countrywide Financial                                                 116,617             3,987,135
Fannie Mae                                                             76,354             3,726,839
Freddie Mac                                                            39,366             2,572,568
Washington Mutual                                                       7,866               342,171
                                                                                    ---------------
Total                                                                                    10,628,713
---------------------------------------------------------------------------------------------------

TOBACCO (1.8%)
Altria Group                                                          112,388          $  8,397,631
---------------------------------------------------------------------------------------------------

TRADING COMPANIES & DISTRIBUTORS (--%)
WW Grainger                                                             1,176                83,614
---------------------------------------------------------------------------------------------------

WIRELESS TELECOMMUNICATION SERVICES (1.7%)
Centennial Communications                                              12,250(b)            190,120
Hutchison Telecommunications Intl ADR                                  35,398(b),(c)        764,243
Motient                                                                16,627(b)            346,673
NeuStar Cl A                                                           55,481(b)          1,691,616
O2                                                                    249,746(c)            849,757
Orascom Telecom Holding GDR                                            51,024(c)          2,729,783
Partner Communications ADR                                              8,787(c)             73,899
Telesp Celular Participacoes ADR                                       40,684(c)            153,786
Vodafone Group ADR                                                     48,464(c)          1,040,522
                                                                                    ---------------
Total                                                                                     7,840,399
---------------------------------------------------------------------------------------------------

TOTAL COMMON STOCKS
(Cost: $436,022,027)                                                                   $462,070,545
---------------------------------------------------------------------------------------------------

SHORT-TERM SECURITY (1.0%)

                                             EFFECTIVE          PRINCIPAL
ISSUER                                         YIELD             AMOUNT                    VALUE(a)
COMMERCIAL PAPER
Alpine Securitization
   01-03-06                                    4.25%           $4,500,000(d)           $  4,497,875
---------------------------------------------------------------------------------------------------

TOTAL SHORT-TERM SECURITY
(Cost: $4,498,406)                                                                     $  4,497,875
---------------------------------------------------------------------------------------------------

TOTAL INVESTMENTS IN SECURITIES
(Cost: $440,520,433)(e)                                                                $466,568,420
===================================================================================================

                            See accompanying notes to investments in securities.

--------------------------------------------------------------------------------
   RIVERSOURCE VARIABLE PORTFOLIO - CORE EQUITY FUND -- 2005 ANNUAL REPORT -- 15

NOTES TO INVESTMENTS IN SECURITIES

(a) Securities are valued by procedures described in Note 1 to the financial statements.

(b)  Non-income producing.

(c) Foreign security values are stated in U.S. dollars. At Dec. 31, 2005, the value of foreign securities represented 9.9% of net assets.

(d) Commercial paper sold within terms of a private placement memorandum, exempt from registration under Section 4(2) of the Securities Act of 1933, as amended, and may be sold only to dealers in that program or other "accredited investors." This security has been determined to be liquid under guidelines established by the Fund's Board of Directors. These securities may be resold in transactions exempt from registration, normally to qualified institutional buyers. At Dec. 31, 2005, the value of these securities amounted to $4,497,875 or 1.0% of net assets.

(e) At Dec. 31, 2005, the cost of securities for federal income tax purposes was $445,230,301 and the aggregate gross unrealized appreciation and depreciation based on that cost was:

     Unrealized appreciation                                       $  32,645,004
     Unrealized depreciation                                         (11,306,885)
     ---------------------------------------------------------------------------
     Net unrealized appreciation                                   $  21,338,119
     ---------------------------------------------------------------------------

THE GLOBAL INDUSTRY CLASSIFICATION STANDARD (GICS) WAS DEVELOPED BY AND IS THE EXCLUSIVE PROPERTY OF MORGAN STANLEY CAPITAL INTERNATIONAL INC. AND STANDARD & POOR'S, A DIVISION OF THE MCGRAW-HILL COMPANIES, INC.

HOW TO FIND INFORMATION ABOUT THE FUND'S PORTFOLIO HOLDINGS

(i) The Fund files its complete schedule of portfolio holdings with the Securities and Exchange Commission (Commission) for the first and third quarters of each fiscal year on Form N-Q;

(ii) The Fund's Forms N-Q are available on the Commission's website at http://www.sec.gov;

(iii) The Fund's Forms N-Q may be reviewed and copied at the Commission's Public Reference Room in Washington, DC (information on the operations of the Public Reference Room may be obtained by calling 1-800-SEC-0330); and

(iv) The Fund's complete schedule of portfolio holdings, as disclosed in its annual and semiannual shareholder reports and in its filings on Form N-Q, can be found at www.riversource.com.

--------------------------------------------------------------------------------
16 -- RIVERSOURCE VARIABLE PORTFOLIO - CORE EQUITY FUND -- 2005 ANNUAL REPORT

FINANCIAL STATEMENTS

STATEMENT OF ASSETS AND LIABILITIES

RIVERSOURCE VARIABLE PORTFOLIO - CORE EQUITY FUND

DEC. 31, 2005

ASSETS

Investments in securities, at value (Note 1)
   (identified cost $440,520,433)                                                          $466,568,420
Cash in bank on demand deposit                                                                   49,036
Dividends and accrued interest receivable                                                       513,961
Receivable for investment securities sold                                                     2,844,431
Unrealized appreciation on foreign currency contracts held, at value (Note 5)                       348
Other assets                                                                                     57,028
-------------------------------------------------------------------------------------------------------
Total assets                                                                                470,033,224
-------------------------------------------------------------------------------------------------------

LIABILITIES
Dividends payable to shareholders                                                             2,289,007
Payable for investment securities purchased                                                   1,538,370
Accrued investment management services fee                                                      156,784
Other accrued expenses                                                                           52,854
-------------------------------------------------------------------------------------------------------
Total liabilities                                                                             4,037,015
-------------------------------------------------------------------------------------------------------
Net assets applicable to outstanding capital stock                                         $465,996,209
=======================================================================================================

REPRESENTED BY
Capital stock - $.01 par value (Note 1)                                                    $    418,437
Additional paid-in capital                                                                  380,987,295
Undistributed net investment income                                                             (43,253)
Accumulated net realized gain (loss)                                                         58,585,664
Unrealized appreciation (depreciation) on investments and on translation of assets
   and liabilities in foreign currencies (Note 5)                                            26,048,066
-------------------------------------------------------------------------------------------------------
Total - representing net assets applicable to outstanding capital stock                    $465,996,209
=======================================================================================================
Shares outstanding                                                                           41,843,716
-------------------------------------------------------------------------------------------------------
Net asset value per share of outstanding capital stock                                     $      11.14
-------------------------------------------------------------------------------------------------------

See accompanying notes to financial statements.

--------------------------------------------------------------------------------
   RIVERSOURCE VARIABLE PORTFOLIO - CORE EQUITY FUND -- 2005 ANNUAL REPORT -- 17

STATEMENT OF OPERATIONS

RIVERSOURCE VARIABLE PORTFOLIO - CORE EQUITY FUND

YEAR ENDED DEC. 31, 2005

INVESTMENT INCOME
Income:
Dividends                                                                                  $  9,025,371
Interest                                                                                        306,755
   Less foreign taxes withheld                                                                  (86,726)
-------------------------------------------------------------------------------------------------------
Total income                                                                                  9,245,400
-------------------------------------------------------------------------------------------------------
Expenses (Note 2):
Investment management services fee                                                            1,966,532
Compensation of board members                                                                    12,501
Custodian fees                                                                                  159,629
Printing and postage                                                                             33,783
Audit fees                                                                                       21,000
Other                                                                                            23,099
-------------------------------------------------------------------------------------------------------
Total expenses                                                                                2,216,544
   Expenses waived/reimbursed by the Investment Manager and its affiliates (Note 2)            (250,012)
-------------------------------------------------------------------------------------------------------
                                                                                              1,966,532
   Earnings credits on cash balances (Note 2)                                                    (1,810)
-------------------------------------------------------------------------------------------------------
Total net expenses                                                                            1,964,722
-------------------------------------------------------------------------------------------------------
Investment income (loss) - net                                                                7,280,678
-------------------------------------------------------------------------------------------------------

REALIZED AND UNREALIZED GAIN (LOSS) -- NET
Net realized gain (loss) on:
   Security transactions (Note 3)                                                            59,381,949
   Foreign currency transactions                                                                (15,535)
-------------------------------------------------------------------------------------------------------
Net realized gain (loss) on investments                                                      59,366,414
Net change in unrealized appreciation (depreciation) on investments and on
   translation of assets and liabilities in foreign currencies                              (36,116,809)
-------------------------------------------------------------------------------------------------------
Net gain (loss) on investments and foreign currencies                                        23,249,605
-------------------------------------------------------------------------------------------------------
Net increase (decrease) in net assets resulting from operations                            $ 30,530,283
=======================================================================================================

See accompanying notes to financial statements.

--------------------------------------------------------------------------------
18 -- RIVERSOURCE VARIABLE PORTFOLIO - CORE EQUITY FUND -- 2005 ANNUAL REPORT

STATEMENTS OF CHANGES IN NET ASSETS

RIVERSOURCE VARIABLE PORTFOLIO - CORE EQUITY FUND

                                                                                JAN. 1, 2004 TO
                                                               DEC. 31, 2005     SEPT. 10, 2004  SEPT. 11, 2004 TO   DEC. 31, 2004
                                                                YEAR ENDED      (NOTES 1 AND 7)    DEC. 31, 2004       YEAR ENDED
OPERATIONS AND DISTRIBUTIONS
Investment income (loss) - net                                  $  7,280,678     $    244,197      $  2,735,792      $  2,979,989
Net realized gain (loss) on investments                           59,366,414       18,559,874           570,113        19,129,987
Net change in unrealized appreciation (depreciation)
   on investments and on translation of assets and
   liabilities in foreign currencies                             (36,116,809)     (23,087,576)       31,410,421         8,322,845
---------------------------------------------------------------------------------------------------------------------------------
Net increase (decrease) in net assets resulting
   from operations                                                30,530,283       (4,283,505)       34,716,326        30,432,821
---------------------------------------------------------------------------------------------------------------------------------
Distributions to shareholders from:
   Net investment income                                          (7,265,143)              --        (2,735,815)       (2,735,815)
   Net realized gain                                              (1,409,628)              --                --                --
---------------------------------------------------------------------------------------------------------------------------------
Total distributions                                               (8,674,771)              --        (2,735,815)       (2,735,815)
---------------------------------------------------------------------------------------------------------------------------------

CONTRACT TRANSACTIONS/CAPITAL SHARE TRANSACTIONS (NOTE 4)
Net contract purchase payments                                            --          744,270                --           744,270
Repayment of temporary withdrawls                                         --               61                --                61
Net transfers from (to) fixed annuities                                   --       (1,393,875)               --        (1,393,875)
Actuarial adjustment for mortality assurance on
   annuities in payment period                                            --         (171,010)               --          (171,010)
Contract termination payments and temporary withdrawls                    --      (35,384,719)               --       (35,384,719)
Annuity payments                                                          --         (962,172)               --          (962,172)
Proceeds from sales                                                  867,944               --           175,170           175,170
Separate account merger (Note 7)                                          --      225,874,373                --       225,874,373
Reinvestment of distributions at net asset value                   7,103,676               --         2,017,903         2,017,903
Payments for redemptions                                         (92,341,520)              --       (27,544,467)      (27,544,467)
---------------------------------------------------------------------------------------------------------------------------------
Increase (decrease) in net assets from capital share
   transactions                                                  (84,369,900)     188,706,928       (25,351,394)      163,355,534
---------------------------------------------------------------------------------------------------------------------------------
Total increase (decrease) in net assets                          (62,514,388)     184,423,423         6,629,117       191,052,540
Net assets at beginning of period                                528,510,597      337,458,057       521,881,480       337,458,057
---------------------------------------------------------------------------------------------------------------------------------
Net assets at end of period                                     $465,996,209     $521,881,480      $528,510,597      $528,510,597
=================================================================================================================================

See accompanying notes to financial statements.

--------------------------------------------------------------------------------
   RIVERSOURCE VARIABLE PORTFOLIO - CORE EQUITY FUND -- 2005 ANNUAL REPORT -- 19

NOTES TO FINANCIAL STATEMENTS

RIVERSOURCE VARIABLE PORTFOLIO - CORE EQUITY FUND
(FORMERLY AXP VARIABLE PORTFOLIO - CORE EQUITY FUND)

1. SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES

The Fund is a series of AXP Variable Portfolio - Select Series, Inc. and is registered under the Investment Company Act of 1940 (as amended) as a diversified, open-end management investment company. AXP Variable Portfolio - Select Series, Inc. has 100 billion authorized shares of capital stock. The Fund invests primarily in equity securities of companies with a market capitalization greater than $5 billion at the time of purchase. The Fund may invest in income-producing equity securities, such as dividend paying stocks, convertible securities and preferred stocks.

You may not buy (nor will you own) shares of the Fund directly. You invest by owning an annuity contract and allocating your purchase payments to the variable account that invests in the Fund.

Effective Sept. 10, 2004, IDS Life Variable Annuity Fund A (Fund A) and IDS
Life Variable Annuity Fund B (Fund B) transferred their net assets in a tax free exchange for shares of the newly created RiverSource Variable Portfolio - Core Equity Fund (the Fund). Concurrent with this tax free exchange, the former Funds A and B were restructured as unit investment trusts that invest in shares of the Fund. For accounting and financial statement purposes, Fund B is the accounting survivor. Prior to the tax free exchange, Fund A and Fund B operated as diversified, open-end management investment companies and were segregated asset accounts of IDS Life Insurance Company.

The Fund's significant accounting policies are summarized below:

USE OF ESTIMATES

Preparing financial statements that conform to U.S. generally accepted accounting principles requires management to make estimates (e.g., on assets, liabilities, and contingent assets and liabilities) that could differ from actual results.

VALUATION OF SECURITIES

All securities are valued at the close of each business day. Securities traded on national securities exchanges or included in national market systems are valued at the last quoted sales price. Debt securities are generally traded in the over-the-counter market and are valued at a price that reflects fair value as quoted by dealers in these securities or by an independent pricing service. Pursuant to procedures adopted by the Board of Directors of the funds, Ameriprise Financial, Inc. (Ameriprise Financial) (formerly American Express Financial Corporation) utilizes Fair Value Pricing (FVP). FVP determinations are made in good faith in accordance with these procedures. If a development or event is so significant that there is a reasonably high degree of certainty that the effect of the development or event has actually caused the closing price to no longer reflect the actual value, the closing prices, as determined at the close of the applicable foreign market, may be adjusted to reflect the fair value of the affected foreign securities as of the close of the New York Stock Exchange. Significant events include material movements in the U.S. securities markets prior to the opening of foreign markets on the following trading day. FVP results in an estimated price that reasonably reflects

--------------------------------------------------------------------------------
20 -- RIVERSOURCE VARIABLE PORTFOLIO - CORE EQUITY FUND -- 2005 ANNUAL REPORT the current market conditions in order to value the portfolio holdings such that shareholder transactions receive a fair net asset value. Short-term securities maturing in more than 60 days from the valuation date are valued at the market price or approximate market value based on current interest rates; those maturing in 60 days or less are valued at amortized cost.

OPTION TRANSACTIONS

To produce incremental earnings, protect gains, and facilitate buying and selling of securities for investments, the Fund may buy and write options traded on any U.S. or foreign exchange or in the over-the-counter market where completing the obligation depends upon the credit standing of the other party. The Fund also may buy and sell put and call options and write covered call options on portfolio securities as well as write cash-secured put options. The risk in writing a call option is that the Fund gives up the opportunity for profit if the market price of the security increases. The risk in writing a put option is that the Fund may incur a loss if the market price of the security decreases and the option is exercised. The risk in buying an option is that the Fund pays a premium whether or not the option is exercised. The Fund also has the additional risk of being unable to enter into a closing transaction if a liquid secondary market does not exist.

Option contracts are valued daily at the closing prices on their primary exchanges and unrealized appreciation or depreciation is recorded. The Fund will realize a gain or loss when the option transaction expires or closes. When an option is exercised, the proceeds on sales for a written call option, the purchase cost for a written put option or the cost of a security for a purchased put or call option is adjusted by the amount of premium received or paid.

FUTURES TRANSACTIONS

To gain exposure to or protect itself from market changes, the Fund may buy and sell financial futures contracts traded on any U.S. or foreign exchange. The Fund also may buy and write put and call options on these futures contracts. Risks of entering into futures contracts and related options include the possibility of an illiquid market and that a change in the value of the contract or option may not correlate with changes in the value of the underlying securities.

Upon entering into a futures contract, the Fund is required to deposit either cash or securities in an amount (initial margin) equal to a certain percentage of the contract value. Subsequent payments (variation margin) are made or received by the Fund each day. The variation margin payments are equal to the daily changes in the contract value and are recorded as unrealized gains and losses. The Fund recognizes a realized gain or loss when the contract is closed or expires.

FOREIGN CURRENCY TRANSLATIONS AND FOREIGN CURRENCY CONTRACTS

Securities and other assets and liabilities denominated in foreign currencies are translated daily into U.S. dollars. Foreign currency amounts related to the purchase or sale of securities and income and expenses are translated at the exchange rate on the transaction date. The effect of changes in foreign exchange rates on realized and unrealized security gains or losses is reflected as a component of such gains or losses. In the statement of operations, net realized gains or losses from foreign currency transactions, if any, may arise from sales of foreign currency, closed forward contracts, exchange gains or losses realized between the trade date and settlement date on securities transactions, and other translation gains or losses on dividends, interest income and foreign withholding taxes.

--------------------------------------------------------------------------------
   RIVERSOURCE VARIABLE PORTFOLIO - CORE EQUITY FUND -- 2005 ANNUAL REPORT -- 21

The Fund may enter into forward foreign currency exchange contracts for operational purposes and to protect against adverse exchange rate fluctuation. The net U.S. dollar value of foreign currency underlying all contractual commitments held by the Fund and the resulting unrealized appreciation or depreciation are determined using foreign currency exchange rates from an independent pricing service. The Fund is subject to the credit risk that the other party will not complete its contract obligations.

GUARANTEES AND INDEMNIFICATIONS

Under the Fund's organizational documents, its officers and directors are indemnified against certain liabilities arising out of the performance of their duties to the Fund. In addition, certain of the Fund's contracts with its service providers contain general indemnification clauses. The Fund's maximum exposure under these arrangements is unknown since the amount of any future claims that may be made against the Fund cannot be determined and the Fund has no historical basis for predicting the likelihood of any such claims.

FEDERAL TAXES

The Fund's policy is to comply with Subchapter M of the Internal Revenue Code that applies to regulated investment companies and to distribute substantially all of its taxable income to the variable accounts. No provision for income or excise taxes is thus required. The Fund is treated as a separate entity for federal income tax purposes.

Net investment income (loss) and net realized gains (losses) may differ for financial statement and tax purposes primarily because of deferred losses on certain futures contracts, the recognition of certain foreign currency gains (losses) as ordinary income (loss) for tax purposes, the timing and amount of market discount recognized as ordinary income, foreign tax credits and losses deferred due to "wash sale" transactions. The character of distributions made during the year from net investment income or net realized gains may differ from their ultimate characterization for federal income tax purposes. The effect on dividend distributions of certain book-to-tax differences is presented as "excess distributions" in the statement of changes in net assets. Also, due to the timing of dividend distributions, the fiscal year in which amounts are distributed may differ from the year that the income or realized gains (losses) were recorded by the Fund.

On the statement of assets and liabilities, as a result of permanent book-to-tax differences, undistributed net investment income has been decreased by $58,788 and accumulated net realized gain has been increased by $58,788.

--------------------------------------------------------------------------------
22 -- RIVERSOURCE VARIABLE PORTFOLIO - CORE EQUITY FUND -- 2005 ANNUAL REPORT

The tax character of distributions paid for the periods indicated is as follows:

                                          DEC. 31, 2005              FOR THE PERIOD FROM
                                           YEAR ENDED         SEPT. 10, 2004* TO DEC. 31, 2004
----------------------------------------------------------------------------------------------
Distributions paid from:
      Ordinary income                     $7,265,143                    $2,735,815
      Long-term capital gain               1,409,628                            --

*Date the Fund became available.

At Dec. 31, 2005, the components of distributable earnings on a tax basis are as follows:

Undistributed ordinary income                                          $32,838,259
Accumulated long-term gain (loss)                                      $32,703,027
Unrealized appreciation (depreciation)                                 $21,338,198

DIVIDENDS

At Dec. 31, 2005, dividends declared for the Fund payable Jan. 3, 2006 are $0.05 per share.

Distributions to the variable accounts are recorded as of the close of business on the record date and are payable on the first business day following the record date. Dividends from net investment income are declared and distributed quarterly, when available. Capital gain distributions, when available, will be made annually. However, an additional capital gain distribution may be made during the fiscal year in order to comply with the Internal Revenue Code, as applicable to regulated investment companies.

OTHER

Security transactions are accounted for on the date securities are purchased or sold. Dividend income is recognized on the ex-dividend date and interest income, including amortization of premium, market discount and original issue discount using the effective interest method, is accrued daily.

2. EXPENSES

Under an Investment Management Services Agreement, RiverSource Investments, LLC (the Investment Manager) determines which securities will be purchased, held or sold. Prior to Oct. 1, 2005, investment management services were provided by Ameriprise Financial. The management fee is computed daily and is equal on an annual basis to 0.40% of the average daily net assets of the Fund.

For the year ended Dec. 31, 2005, the Investment Manager and its affiliates waived certain fees and expenses to 0.40%. Beginning Oct. 1, 2005, a new agreement to waive certain fees and expenses is in effect indefinitely, such that net expenses will not exceed 0.40% of the Fund's average daily net assets.

During the year ended Dec. 31, 2005, the Funds custodian fees were reduced by $1,810 as a result of earnings credits from overnight cash balances. The Fund also pays custodian fees to Ameriprise Trust Company (formerly American Express Trust Company), an affiliate of Ameriprise Financial.

--------------------------------------------------------------------------------
   RIVERSOURCE VARIABLE PORTFOLIO - CORE EQUITY FUND -- 2005 ANNUAL REPORT -- 23

3. SECURITIES TRANSACTIONS

Cost of purchases and proceeds from sales of securities (other than short-term obligations) aggregated $581,644,877 and $665,668,267, respectively, for the year ended Dec. 31, 2005. Realized gains and losses are determined on an identified cost basis.

4. CAPITAL SHARE/ACCUMULATION UNIT TRANSACTIONS

Transactions in shares of capital stock for the periods indicated are as follows:

                                                                  YEAR ENDED DEC. 31, 2005
------------------------------------------------------------------------------------------
Sold                                                                        78,976
Issued for reinvested distributions                                        669,191
Redeemed                                                                (8,581,898)
------------------------------------------------------------------------------------------
Net increase (decrease)                                                 (7,833,731)
------------------------------------------------------------------------------------------

                                                                     FOR THE PERIOD FROM
                                                              SEPT. 10, 2004* TO DEC. 31, 2004
----------------------------------------------------------------------------------------------
Sold                                                                        17,735
Reorganization                                                          52,188,148
Issued for reinvested distributions                                        197,521
Redeemed                                                                (2,725,957)
----------------------------------------------------------------------------------------------
Net increase (decrease)                                                 49,677,447
----------------------------------------------------------------------------------------------

* Date the Fund became available.

The changes in number of outstanding units applicable to contracts in the accumulation period for Fund B were as follows:

                                                                      JAN. 1, 2004 TO
                                                                      SEPT. 10, 2004
-------------------------------------------------------------------------------------
Units outstanding at beginning of period                                11,494,024
Additions for contracts purchase payments and repayments                    26,250
Net transfers from (to) fixed account                                      (49,945)
Deductions for contract terminations and withdrawals                    (1,255,218)
-------------------------------------------------------------------------------------
Units outstanding at end of period                                      10,215,111
-------------------------------------------------------------------------------------

5. FORWARD FOREIGN CURRENCY CONTRACTS

At Dec. 31, 2005, the Fund has a forward foreign currency exchange contract that obligates it to deliver currency at a specified future date. The unrealized appreciation and/or depreciation on this contract is included in the accompanying financial statements. See "Summary of significant accounting policies." The terms of the open contract are as follows:

                               CURRENCY TO    CURRENCY TO    UNREALIZED     UNREALIZED
EXCHANGE DATE                 BE DELIVERED    BE RECEIVED   APPRECIATION   DEPRECIATION
---------------------------------------------------------------------------------------
Jan. 3, 2006                       104,660         61,030       $348           $--
                               U.S. Dollar  British Pound

--------------------------------------------------------------------------------
24 -- RIVERSOURCE VARIABLE PORTFOLIO - CORE EQUITY FUND -- 2005 ANNUAL REPORT

6. BANK BORROWINGS

The Fund has a revolving credit agreement with a syndicate of banks headed by JPMorgan Chase Bank, N.A. (JPMCB), whereby the Fund may borrow for the temporary funding of shareholder redemptions or for other temporary or emergency purposes. The agreement went into effect Sept. 20, 2005. The Fund must maintain asset coverage for borrowings of at least 300%. The agreement, which enables the Fund to participate with other RiverSource funds, permits borrowings up to $500 million, collectively. Interest is charged to each Fund based on its borrowings at a rate equal to either the higher of the Federal Funds Effective Rate plus 0.40% or the JPMCB Prime Commercial Lending Rate. Borrowings are payable within 60 days after such loan is executed. The Fund also pays a commitment fee equal to its pro rata share of the amount of the credit facility at a rate of 0.07% per annum. Prior to this agreement, the Fund had a revolving credit agreement that permitted borrowings up to $500 million with The Bank of New York. The Fund had no borrowings outstanding during the year ended Dec. 31, 2005.

7. REORGANIZATION

At the close of business on Sept. 10, 2004, the Fund began operations and Fund A and Fund B transferred their net assets to the Fund in a tax free exchange for shares of the Fund.

The net assets of the Fund immediately after the transfer of assets was $521,881,480.

Fund A and Fund B's net assets at the reorganization date were as follows and include the following amounts of unrealized appreciation.

                                     TOTAL NET ASSETS    UNREALIZED APPRECIATION
Fund A                                  $225,874,373          $13,100,355
Fund B                                   296,007,107           17,654,099

In exchange for the net assets, the Fund issued 22,587,437 shares to the Fund A unit investment trust and 29,600,711 shares to the Fund B unit investment trust.

--------------------------------------------------------------------------------
8. INFORMATION REGARDING PENDING AND SETTLED LEGAL PROCEEDINGS

In December 2005, without admitting or denying the allegations, American Express Financial Corporation (AEFC, which is now known as Ameriprise Financial, Inc. (Ameriprise Financial)), the parent company of RiverSource Investments, LLC (RiverSource Investments), entered into settlement agreements with the Securities and Exchange Commission (SEC) and Minnesota Department of Commerce
(MDOC) related to market timing activities. In connection with these matters, the SEC and MDOC issued orders (the Orders) alleging that AEFC violated certain provisions of the federal and Minnesota securities laws by failing to adequately disclose market timing activities by allowing certain identified market timers to continue to market time contrary to disclosures in mutual fund and variable annuity product prospectuses. The Orders also alleged that AEFC failed to implement procedures to detect and prevent market timing in 401(k) plans for employees of AEFC and related companies and failed to adequately disclose that there were no such procedures. Pursuant to the MDOC Order, the MDOC also alleged that AEFC allowed inappropriate market timing to occur by failing to have written policies and procedures and failing to properly supervise its employees.

--------------------------------------------------------------------------------
   RIVERSOURCE VARIABLE PORTFOLIO - CORE EQUITY FUND -- 2005 ANNUAL REPORT -- 25

As a result of the Orders, AEFC was censured and ordered to cease and desist from committing or causing any violations of certain provisions of the Investment Advisers Act of 1940, the Investment Company Act of 1940, and various Minnesota laws. Pursuant to the terms of the Orders, AEFC agreed to pay disgorgement of $10 million and civil money penalties of $7 million. AEFC also agreed to make presentations at least annually to its board of directors and the relevant mutual funds' board that include an overview of policies and procedures to prevent market timing, material changes to these policies and procedures and whether disclosures related to market timing are consistent with the SEC order and federal securities laws. AEFC also agreed to retain an independent distribution consultant to assist in developing a plan for distribution of all disgorgement and civil penalties ordered by the SEC in accordance with various undertakings detailed at http://www.sec.gov/litigation/admin/ia-2451.pdf. In addition, AEFC agreed to complete and submit to the MDOC a compliance review of its procedures regarding market timing within one year of the MDOC Order, including a summary of actions taken to ensure compliance with applicable laws and regulations and certification by a senior officer regarding compliance and supervisory procedures.

Ameriprise Financial and its affiliates have cooperated with the SEC and the MDOC in these legal proceedings, and have made regular reports to the RiverSource Funds' Boards of Directors/Trustees.

Ameriprise Financial and certain of its affiliates have historically been involved in a number of legal or arbitration proceedings, including routine litigation, class actions, and governmental actions, concerning matters arising in connection with the conduct of their business activities. Ameriprise Financial believes that the Funds are not currently the subject of, and that neither Ameriprise Financial nor any of its affiliates are the subject of, any pending legal or arbitration proceedings that are likely to have a material adverse effect on the Funds or the ability of Ameriprise Financial or its affiliates to perform under their contracts with the Funds. Ameriprise Financial is required to make 10-Q, 10-K and, as necessary, 8-K filings with the Securities and Exchange Commission on legal and regulatory matters that relate to Ameriprise Financial and its affiliates. Copies of these filings may be obtained by accessing the SEC website at www.sec.gov.

There can be no assurance that these matters, or the adverse publicity associated with them, will not result in increased fund redemptions, reduced sale of fund shares or other adverse consequences to the Funds.

--------------------------------------------------------------------------------
26 -- RIVERSOURCE VARIABLE PORTFOLIO - CORE EQUITY FUND -- 2005 ANNUAL REPORT

9. FINANCIAL HIGHLIGHTS

The table below shows certain important information for evaluating the Fund's results. On Sept. 10, 2004, the Fund acquired the assets of Fund A and Fund B, which were segregated asset accounts. For accounting and financial statement purposes, Fund B is the accounting survivor. The Sept. 10, 2004 to Dec. 31, 2005 information below relates to RiverSource Variable Portfolio - Core Equity Fund. The information prior to Sept. 10, 2004 relates to Fund B and is derived from its financial statements.

FISCAL PERIOD ENDED DEC. 31,            2005           2004(b)        2004(c)         2004(d)    2003       2002         2001
PER SHARE INCOME AND CAPITAL CHANGES(a)
Net asset value, beginning of period   $10.64         $10.00         $10.14          $10.14     $ 7.96     $ 10.53      $ 13.17
-----------------------------------------------------------------------------------------------------------------------------------
INCOME FROM INVESTMENT OPERATIONS:
Net investment income (loss)              .16            .05            .01             .06        .01        (.01)        (.05)
Net gains (losses)
 (both realized and unrealized)           .53            .64           (.15)            .49       2.17       (2.56)       (2.59)
-----------------------------------------------------------------------------------------------------------------------------------
Total from investment operations          .69            .69           (.14)            .55       2.18       (2.57)       (2.64)
-----------------------------------------------------------------------------------------------------------------------------------
LESS DISTRIBUTIONS:
Dividends from net investment income     (.16)          (.05)            --            (.05)        --          --           --
Distributions from realized gains        (.03)            --             --              --         --          --           --
-----------------------------------------------------------------------------------------------------------------------------------
Total distributions                      (.19)          (.05)            --            (.05)        --          --           --
-----------------------------------------------------------------------------------------------------------------------------------
Net asset value, end of period         $11.14         $10.64         $10.00          $10.64     $10.14     $  7.96      $ 10.53
-----------------------------------------------------------------------------------------------------------------------------------

RATIOS/SUPPLEMENTAL DATA
Net assets, end of period
  (in millions)                        $  466         $  529         $  296          $  529     $  337     $   314      $   512
-----------------------------------------------------------------------------------------------------------------------------------
Ratio of expenses
  to average daily net assets             .40%(e),(f)    .40%(g)       1.40%(g),(h)     .99%(h)   1.40%(h)    1.40%(h)     1.40%(h)
-----------------------------------------------------------------------------------------------------------------------------------
Ratio of net investment income (loss)
  to average daily net assets            1.48%          1.73%(g)        .11%(g)         .79%       .08%       (.17%)       (.43%)
-----------------------------------------------------------------------------------------------------------------------------------
Portfolio turnover rate
 (excluding short-term securities)        121%            45%            77%            135%       104%        187%          74%
-----------------------------------------------------------------------------------------------------------------------------------
Total return                             6.57%(i)       6.95%(i),(j)  (1.38%)(h),(j)   5.42%(h)  27.45%(h)  (24.47%)(h)  (20.03%)(h)
-----------------------------------------------------------------------------------------------------------------------------------

(a) For a share outstanding throughout the period. Rounded to the nearest cent. The per-share information for periods prior to Sept. 10, 2004 have been restated on a 2.793 to 1 exchange ratio to present such information on a comparable basis with the reorganization date net asset value of $10.00 per share.
(b) For the period from Sept. 10, 2004 (date the Fund became available) to Dec. 31, 2004.
(c)  For the period from Jan. 1, 2004 to Sept. 10, 2004.
(d)  For the period from Jan. 1, 2004 to Dec. 31, 2004.
(e) The Investment Manager and its affiliates waived/reimbursed the Fund for certain expenses. Had they not done so, the annual ratio of expenses would have been 0.45% for the year ended Dec. 31, 2005.
(f) Expense ratio is based on total expense of the Fund before reduction of earnings credits on cash balances.
(g)  Adjusted to an annual basis.
(h) The total return and ratio of expenses for the Fund included management fee only for the period from Sept. 10, 2004 to Dec. 31, 2004. Previous periods included both management and mortality and expense risk fees under Fund B. Total return does not reflect payment of a sales charge.
(i) Total return does not reflect payment of the expenses that apply to the variable accounts or any annuity charges.
(j)  Not annualized.

--------------------------------------------------------------------------------
   RIVERSOURCE VARIABLE PORTFOLIO - CORE EQUITY FUND -- 2005 ANNUAL REPORT -- 27

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

THE BOARD AND SHAREHOLDERS
AXP VARIABLE PORTFOLIO - SELECT SERIES, INC.

We have audited the accompanying statement of assets and liabilities, including the schedule of investments in securities, of RiverSource Variable Portfolio - Core Equity Fund (a series of AXP Variable Portfolio - Select Series, Inc.) as of December 31, 2005, the related statement of operations for the year then ended and the statements of changes in net assets and the financial highlights for the year ended December 31, 2005, and for the periods from January 1, 2004 to September 10, 2004 and from September 10, 2004 (date the Fund became available) to December 31, 2004. These financial statements and the financial highlights are the responsibility of fund management. Our responsibility is to express an opinion on these financial statements and the financial highlights based on our audits. The financial highlights for each of the years in the three-year period ended December 31, 2003 were audited by other auditors whose reports dated January 20, 2004, expressed unqualified opinions on this information.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and the financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of December 31, 2005, by correspondence with the custodian and brokers or by other appropriate auditing procedures. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of RiverSource Variable Portfolio - Core Equity Fund as of December 31, 2005, and the results of its operations, changes in its net assets and the financial highlights for each of the periods stated in the first paragraph above, in conformity with U.S. generally accepted accounting principles.


KPMG LLP
Minneapolis, Minnesota
February 20, 2006

--------------------------------------------------------------------------------
28 -- RIVERSOURCE VARIABLE PORTFOLIO - CORE EQUITY FUND -- 2005 ANNUAL REPORT

PART C. OTHER INFORMATION

Item 23. Exhibits

(a) Articles of Incorporation dated March 17, 2004, filed electronically as Exhibit A to Registration Statement No. 333-113780, filed on or about March 19, 2004 is incorporated by reference.

(b) By-laws, dated March 18, 2004, filed electronically as Exhibit (b) to Registrant's Pre-Effective Amendment No. 1 to Registration Statement No. 333-113780, filed on or about June 28, 2004, are incorporated by reference.

(c)      Stock Certificate: Not Applicable.

(d)(1) Investment Management Services Transfer Agreement, dated Sept. 29, 2005, between Ameriprise Financial, Inc. (fka American Express Financial Corporation) and RiverSource Investments, LLC filed electronically on or about Oct. 27, 2005 as Exhibit(d)(3) to AXP Fixed Income Series, Inc. Post-Effective Amendment No. 59 to Registration Statement No. 2-51586.

(d)(2) Investment Management Services Agreement between Registrant, on behalf AXP Variable Portfolio - Core Equity Fund, and American Express Financial Corporation, dated April 7, 2004, filed electronically as Exhibit (d) to Registrant's Pre-Effective Amendment No. 1 to Registration Statement No. 333-113780, filed on or about June 28, 2004, is incorporated by reference.

(e)      Underwriting Contract: Not Applicable.

(f) All employees are eligible to participate in a profit sharing plan. Entry into the plan is Jan. 1 or July 1. The Registrant contributes each year an amount up to 15 percent of their annual salaries, the maximum deductible amount permitted under Section 404(a) of the Internal Revenue Code.

(g)(1) Custodian Agreement, dated Oct. 1, 2005, between Registrant and Ameriprise Trust Company filed electronically on or about Oct. 27, 2005 as Exhibit(g)(1) to AXP Variable Portfolio - Investment Series, Inc. Post-Effective Amendment No. 57 to Registration Statement No. 2-73115 is incorporated by reference.

(g)(2) Amendment, dated Jan. 12, 2006, to Custodian Agreement, dated Oct. 1, 2005, filed electronically on or about Feb. 3, 2006 as Exhibit(g)(2) to AXP Dimensions Series, Inc. Post-Effective Amendment No. 74 to Registration Statement No. 2-28529 is incorporated by reference.

(g)(3) Amendment, dated Jan. 13, 2006, to Custodian Agreement, dated Oct. 1, 2005, filed electronically on or about Feb. 3, 2006 as Exhibit(g)(3) to AXP Dimensions Series, Inc. Post-Effective Amendment No. 74 to Registrantion Statement No. 2-28529 is incorporated by reference.

(g)(4) Custodian Agreement between American Express Trust Company and The Bank of New York dated May 13, 1999, filed electronically as Exhibit (g)(3) to AXP Precious Metals Fund, Inc. Post-Effective Amendment No. 33 to Registration Statement No. 2-93745, filed on or about May 28, 1999 is incorporated by reference.

(g)(5) Custodian Agreement First Amendment between American Express Trust Company and The Bank of New York, dated December 1, 2000, filed electronically as Exhibit (g)(4) to AXP Precious Metals Fund, Inc. Post-Effective Amendment No. 37 to Registration Statement No. 2-93745, filed on or about May 28, 2002, is incorporated by reference.

(g)(6) Custodian Agreement Second Amendment between American Express Trust Company and The Bank of New York, dated June 7, 2001, filed electronically as Exhibit (g)(5) to AXP Precious Metals Fund, Inc. Post-Effective Amendment No. 37 to Registration Statement No. 2-93745, filed on or about May 28, 2002, is incorporated by reference.

(g)(7) Custodian Agreement Amendment between American Express Trust Company and The Bank of New York, dated January 31, 2002, filed electronically as Exhibit (g)(6) to AXP Precious Metals Fund, Inc. Post-Effective Amendment No. 37 to Registration Statement No. 2-93745, filed on or about May 28, 2002, is incorporated by reference.

(g)(8) Custodian Agreement Amendment between American Express Trust Company and The Bank of New York, dated April 29, 2003, filed electronically as Exhibit (g)(8) to AXP Partners Series, Inc. Post-Effective Amendment No. 7 to Registration Statement No. 333-57852, filed on or about May 22, 2003, is incorporated by reference.

(h)(1) Board Services Agreement, dated July 10, 2003, between RiverSource Funds and Board Services Corporation filed electronically on or about Feb. 27, 2006 as Exhibit (h)(1) to AXP Tax-Free Money Series, Inc. Post-Effective Amendment No. 42 to Registration Statement No. 2-66868 is incorporated by reference.

(h)(2) Agreement and Plan of Reorganization, dated April 8, 2004, between IDS Life Insurance Company, IDS Life Variable Annuity Fund A, IDS Life Variable Annuity Fund B, AXP Variable Portfolio - Select Series, Inc., on behalf of AXP Variable Portfolio - Core Equity Fund, and American Express Financial Corporation, filed electronically on or about Feb. 22, 2005 as Exhibit (h)(3) to Registrant's Post-Effective Amendment No. 2 to Registration Statement No. 333-113780, is incorporated by reference.

(h)(3) Master Fee Cap/Fee Waiver Agreement dated, Oct. 1, 2005, as amended Feb. 6, 2006 between RiverSource Investments, LLC, Ameriprise Financial, Inc., RiverSource Service Corporation, Ameriprise Financial Services, Inc. and the RiverSource Funds and Preferred Master Trust filed electronically on or about Feb. 3, 2006, as Exhibit(h)(7) to AXP Dimensions Series, Inc. Post-Effective Amendment No. 74 to Registration Statement No. 2-28529 is incorporated by reference.

(h)(4) License Agreement, dated Oct. 1, 2005, between Ameriprise Financial, Inc. and the RiverSource Funds filed electronically on or about Oct. 27, 2005 as Exhibit (h)(7) to AXP Fixed Income Series, Inc. Post-Effective Amendment No. 59 to Registration Statement No. 2-51586 is incorporated by reference.

(h)(5) License Agreement, dated June 17, 1999, between American Express Funds and American Express Company filed electronically on or about Sept. 23, 1999 as Exhibit (h)(4) to AXP Stock Fund, Inc.'s Post-Effective Amendment No. 98 to Registration Statement No. 2-11358, is incorporated by reference.

(h)(6) Addendum to Schedule A and Schedule B of the License Agreement between the American Express Funds and American Express Company, dated June 23, 2004, filed electronically on or about June 28, 2004 as Exhibit (h)(2) to AXP Variable Portfolio - Select Series, Inc. Pre-Effective Amendment No. 1 to Registration Statement No. 333-113780 is incorporated by reference.

(i) Opinion and consent of counsel as to the legality of the securities being registered is filed electronically herewith.

(j) Consent of Independent Registered Public Accounting Firm is filed electronically herewith.

(k)      Omitted Financial Statements: Not Applicable

(l)      Initial Capital Agreements: Not Applicable.

(m)      Rule 12b-1 Plan: Not Applicable.

(n)      Rule 18f-3 Plan: Not Applicable.

(o)      Reserved.

(p)(1) Code of Ethics adopted under Rule 17j-1 for Registrant filed electronically on or about March 28, 2005 as Exhibit (p)(1) to AXP Selected Series, Inc. Post-Effective Amendment No. 42 to Registration Statement No. 2-93745, is incorporated by reference.

(p)(2) Code of Ethics adopted under Rule 17j-1 for Registrant's investment adviser, dated Oct. 26, 2005, filed electronically on or about Nov. 22, 2005 as Exhibit (p)(2) to AXP Equity Series, Inc. Post-Effective Amendment No. 100 to Registration Statement No. 2-13188 is incorporated by reference.

(q) Directors' Power of Attorney to sign Amendments to this Registration Statement, dated Jan. 11, 2006, is filed electronically herewith as Exhibit (q) to Registrant's Post-Effective Amendment No. 3 to Registration Statement No. 333-113780.

Item 24.  Persons Controlled by or under Common Control with Registrant

          IDS Life and its subsidiaries are the record holders of all outstanding shares of the Registrant. All of such shares were purchased and are held by IDS Life and its subsidiaries pursuant to instructions from owners of variable annuity and variable life insurance contracts issued by IDS Life and its subsidiaries. Accordingly, IDS Life disclaims beneficial owndership of all shares of the fund.

Item 25. Indemnification

The Articles of Incorporation of the registrant provide that the Fund shall indemnify any person who was or is a party or is threatened to be made a party, by reason of the fact that she or he is or was a director, officer, employee or agent of the Fund, or is or was serving at the request of the Fund as a director, officer, employee or agent of another company, partnership, joint venture, trust or other enterprise, to any threatened, pending or completed action, suit or proceeding, wherever brought, and the Fund may purchase liability insurance and advance legal expenses, all to the fullest extent permitted by the laws of the State of Minnesota, as now existing or hereafter amended. The By-laws of the registrant provide that present or former directors or officers of the Fund made or threatened to be made a party to or involved (including as a witness) in an actual or threatened action, suit or proceeding shall be indemnified by the Fund to the full extent authorized by the Minnesota Business Corporation Act, all as more fully set forth in the By-laws filed as an exhibit to this registration statement.

Insofar as indemnification for liability arising under the Securities Act of 1933 may be permitted to directors, officers and controlling persons of the registrant pursuant to the foregoing provisions, or otherwise, the registrant has been advised that in the opinion of the Securities and Exchange Commission such indemnification is against public policy as expressed in the Act and is, therefore, unenforceable. In the event that a claim for indemnification against such liabilities (other than the payment by the registrant of expenses incurred or paid by a director, officer or controlling person of the registrant in the successful defense of any action, suit or proceeding) is asserted by such director, officer or controlling person in connection with the securities being registered, the registrant will, unless in the opinion of its counsel the matter has been settled by controlling precedent, submit to a court of appropriate jurisdiction the question whether such indemnification by it is against public policy as expressed in the Act and will be governed by the final adjudication of such issue.

Any indemnification hereunder shall not be exclusive of any other rights of indemnification to which the directors, officers, employees or agents might otherwise be entitled. No indemnification shall be made in violation of the Investment Company Act of 1940.

Item 26.        Business and Other Connections of Investment Adviser (Ameriprise Financial, Inc.)

Directors and officers of Ameriprise Financial Inc. who are directors and/or officers of one or more other companies:

Name and Title                 Other company(s)                   Address*                     Title within other
                                                                                               company(s)
-------------------------      -----------------------            -------------------------    -----------------------
Gumer C. Alvero                American Centurion Life            20 Madison Ave. Extension    Director and Vice President -
Vice President - General       Assurance Company                  P.O. Box 5555                Annuities
Manager Annuities                                                 Albany, NY 12205-0555

                               American Enterprise Life                                        President and Director
                               Insurance Company

                               American Enterprise                                             President
                               REO 1, LLC

                               Ameriprise Financial                                            Vice President - General Manager
                               Services, Inc.                                                  Annuities

                               American Express Insurance                                      Director and Vice President
                               Agency of Alabama Inc.

                               American Express Insurance                                      Director and Vice President
                               Agency of Arizona Inc.

                               American Express Insurance                                      Director and Vice President
                               Agency of Idaho Inc.

                               American Express Insurance                                      Director and Vice President
                               Agency of Maryland Inc.

                               American Express Insurance                                      Director and Vice President
                               Agency of Massachusetts Inc.

                               American Express Insurance                                      Director and Vice President
                               Agency of Nevada Inc.

                               American Express Insurance                                      Director and Vice President
                               Agency of New Mexico Inc.

                               American Express Insurance                                      Director and Vice President
                               Agency of Oklahoma Inc.

                               American Express Insurance                                      Director and Vice President
                               Agency of Wyoming Inc.

                               American Partners Life             1751 Ameriprise              Director and President
                               Insurance Company                  Financial Center
                                                                  Minneapolis MN 55474

                               IDS Life Insurance Company                                      Director and Executive Vice
                                                                                               President - Annuities

                               IDS Life Insurance Company         P.O. Box 5144                Director and Vice President -
                               of New York                        Albany, NY 12205             Annuities

Neysa M. Alecu                 Advisory Capital Partners LLC                                   Money Laundering
Money Laundering                                                                               Prevention Officer
Prevention Officer
                               Advisory Capital Strategies                                     Money Laundering
                               Group Inc.                                                      Prevention Officer

                               Advisory Convertible Arbitrage                                  Money Laundering
                               LLC
                                                                                               Prevention Officer

                               Advisory Select LLC                                             Money Laundering
                                                                                               Prevention Officer

                               American Enterprise Life Insurance                              Money Laundering
                               Company                                                         Prevention Officer

                               American Enterprise                                             Money Laundering
                               Investment Services, Inc.                                       Prevention Officer

                               American Enterprise REO 1 LLC                                   Money Laundering
                                                                                               Prevention Officer

                               RiverSource Investments, LLC                                    Money Laundering
                                                                                               Prevention Officer

                               American Express Asset Management                               Money Laundering
                               International, Inc.                                             Prevention Officer

                               Ameriprise Certificate Company                                  Money Laundering
                                                                                               Prevention Officer

                               RiverSource Service Corporation                                 Money Laundering
                                                                                               Prevention Officer

                               Ameriprise Financial Services,                                  Money Laundering
                               Inc.
                                                                                               Prevention Officer

                               American Express Insurance                                      Money Laundering
                               Agency of Alabama Inc.                                          Prevention Officer

                               American Express Insurance                                      Money Laundering
                               Agency of Arizona Inc.                                          Prevention Officer

                               American Express Insurance                                      Money Laundering
                               Agency of Idaho Inc.                                            Prevention Officer

                               American Express Insurance                                      Money Laundering
                               Agency of Maryland Inc.                                         Prevention Officer

                               American Express Insurance                                      Money Laundering
                               Agency of Massachusetts Inc.                                    Prevention Officer

                               American Express Insurance                                      Money Laundering
                               Agency of Nevada Inc.                                           Prevention Officer

                               American Express Insurance                                      Money Laundering
                               Agency of New Mexico Inc.                                       Prevention Officer

                               American Express Insurance                                      Money Laundering
                               Agency of Oklahoma Inc.                                         Prevention Officer

                               American Express Insurance                                      Money Laundering
                               Agency of Texas Inc.                                            Prevention Officer

                               American Express Insurance                                      Money Laundering
                               Agency of Wyoming Inc.                                          Prevention Officer

                               American Partners Life                                          Money Laundering
                               Insurance Company                                               Prevention Officer

                               Ameriprise Auto & Home Insurance                                Money Laundering
                               Agency Inc.                                                     Prevention Officer

                               Boston Equity General                                           Money Laundering
                               Partner LLC                                                     Prevention Officer

                               IDS Capital Holdings Inc.                                       Money Laundering
                                                                                               Prevention Officer

                               IDS Life Insurance Company                                      Money Laundering
                                                                                               Prevention Officer

                               IDS Management Corporation                                      Money Laundering
                                                                                               Prevention Officer

Abu M. Arif
Vice President - Marketing Strategy
and Retail Retirement

Ward D. Armstrong              Ameriprise Financial                                            Senior Vice President -
Senior Vice President -        Services Inc.                                                   Retirement Services and
Retirement Services                                                                            RiverSource Investments
and RiverSource Investments
                               RiverSource                                                     Director and Senior Vice President
                               Investments, LLC

                               Ameriprise Trust                                                Director and Chairman of
                               Company                                                         the Board

                               Kenwood Capital Management LLC                                  Manager

                               American Express Asset                                          Director
                               Management International Inc.

John M. Baker                  Ameriprise Financial                                            Vice President - Chief Client
Vice President - Plan Sponsor  Services Inc.                                                   Service Officer
Services
                               RiverSource                                                     Vice President
                               Investments, LLC

                               Ameriprise Trust                                                Director and Senior Vice President
                               Company

Dudley Barksdale               Ameriprise Financial                                            Vice President - Service
Vice President - Service       Services Inc.                                                   Development
Development

Timothy V. Bechtold            American Centurion Life            20 Madison Ave. Extension    Director, President and Chief
Vice President -               Assurance Company                  P.O. Box 5555                Executive Officer
Insurance Products                                                Albany, NY 12205-0555
                               American Enterprise Life                                        Director
                               Insurance Company

                               Ameriprise Financial                                            Vice President - Insurance
                               Services Inc.                                                   Products

                               American Express Insurance                                      Director, President and Chief
                               Agency of Alabama Inc.                                          Executive Officer

                               American Express Insurance                                      Director, President and Chief
                               Agency of Arizona Inc.                                          Executive Officer

                               American Express Insurance                                      Director, President and Chief
                               Agency of Idaho Inc.                                            Executive Officer

                               American Express Insurance                                      Director, President and Chief
                               Agency of Maryland Inc.                                         Executive Officer

                               American Express Insurance                                      Director, President and Chief
                               Agency of Massachusetts Inc.                                    Executive Officer

                               American Express Insurance                                      Director, President and Chief
                               Agency of Nevada Inc.                                           Executive Officer

                               American Express Insurance                                      Director, President and Chief
                               Agency of New Mexico Inc.                                       Executive Officer

                               American Express Insurance                                      Director and President and Chief
                               Agency of Oklahoma Inc.                                         Executive Officer

                               American Express Insurance                                      Director, President and Chief
                               Agency of Wyoming Inc.                                          Executive Officer

                               American Partners Life                                          Director and Vice President -
                               Insurance Company                                               Insurance Products

                               IDS Life Insurance Company                                      Director and President

                               IDS Life Insurance Company         P.O. Box 5144                Director, President and Chief
                               of New York                        Albany, NY 12205             Executive Officer

                               IDS REO 1, LLC                                                  President

                               IDS REO 2, LLC                                                  President

Kent M. Bergene
Vice President -
Pricing and Product
Development

Arthur H. Berman               American Enterprise Life                                        Director
Senior Vice President and      Insurance Company
Treasurer
                               Ameriprise Financial                                            Senior Vice President
                               Services Inc.                                                   and Treasurer

                               American Partners Life                                          Director
                               Insurance Company

                               IDS Life Insurance                                              Director
                               Company

Walter S. Berman               Advisory Capital Partners LLC                                   Treasurer
Executive Vice President
and Chief Financial            Advisory Capital Strategies                                     Treasurer
Officer                        Group Inc.

                               Advisory Convertible Arbitrage                                  Treasurer
                               LLC

                               Advisory Select LLC                                             Treasurer

                               American Centurion Life                                         Vice President and Treasurer
                               Assurance Company

                               American Enterprise Life                                        Vice President and Treasurer
                               Insurance Company

                               American Enterprise REO 1, LLC                                  Treasurer

                               RiverSource Investments, LLC                                    Treasurer

                               American Express Asset Management                               Treasurer
                               International, Inc.

                               Ameriprise Certificate Company                                  Treasurer

                               RiverSource Service Corporation                                 Treasurer

                               RiverSource Tax Advantaged                                      Treasurer
                               Investments, Inc.

                               Ameriprise Financial                                            Director
                               Services Inc.

                               American Express                                                Vice President and Treasurer
                               Financial Advisors Services
                               Japan Inc.

                               American Express Insurance                                      Treasurer
                               Agency of Alabama Inc.

                               American Express Insurance                                      Treasurer
                               Agency of Arizona Inc.

                               American Express Insurance                                      Treasurer
                               Agency of Idaho Inc.

                               American Express Insurance                                      Treasurer
                               Agency of Maryland Inc.

                               American Express Insurance                                      Treasurer
                               Agency of Massachusetts Inc.

                               American Express Insurance                                      Treasurer
                               Agency of Nevada Inc.

                               American Express Insurance                                      Treasurer
                               Agency of New Mexico Inc.

                               American Express Insurance                                      Treasurer
                               Agency of Oklahoma Inc.

                               American Express Insurance                                      Treasurer
                               Agency of Wyoming Inc.

                               Ameriprise Auto & Home                                          Treasurer
                               Insurance

                               Ameriprise Auto & Home                                          Treasurer
                               Insurance
                               of Kentucky, Inc.

                               Ameriprise Auto & Home                                          Treasurer
                               Insurance
                               of Maryland, Inc.

                               Ameriprise Auto & Home                                          Treasurer
                               Insurance
                               of Pennsylvania, Inc.

                               American Partners Life                                          Vice President and Treasurer
                               Insurance Company

                               AMEX Assurance Company                                          Treasurer

                               Boston Equity General                                           Treasurer
                               Partner LLC

                               IDS Cable Corporation                                           Treasurer

                               IDS Cable II Corporation                                        Treasurer

                               IDS Capital Holdings Inc.                                       Treasurer

                               IDS Life Insurance Company                                      Vice President and Treasurer

                               IDS Life Insurance Company                                      Vice President and Treasurer
                               of New York

                               IDS Management Corporation                                      Treasurer

                               IDS Partnership Services                                        Treasurer
                               Corporation

                               IDS Property Casualty                                           Treasurer
                               Insurance Company

                               IDS Realty Corporation                                          Treasurer

                               IDS REO 1, LLC                                                  Treasurer

                               IDS REO 2, LLC                                                  Treasurer

                               Investors Syndicate                                             Vice President and Treasurer
                               Development Corp.

                               Kenwood Capital                                                 Treasurer
                               Management LLC

                               Threadneedle Asset Management                                   Director
                               Holdings LTD

Robert C. Bloomer              Ameriprise Financial                                            Vice President - Technologies III
Vice President -               Services Inc.
Technologies III

Leslie H. Bodell               Ameriprise Financial                                            Vice President - Technologies I
Vice President -               Services Inc.
Technologies I

Randy L. Boser                 Ameriprise Financial                                            Vice President - Mutual Fund
Vice President -               Services Inc.                                                   Business Development
Business Development
                               IDS Life Insurance Company                                      Assistant Vice President

Uzma S. Burki                  Ameriprise Financial                                            Vice President - Organizational
Vice President -               Services Inc.                                                   Talent Development
Organizational &
Talent Development

Michael G. Burton
Vice President and Chief
Counsel - Regulatory
Affairs

Richard N. Bush                Advisory Capital Partners LLC                                   Senior Vice President - Corporate Tax
Senior Vice President -
Corporate Tax
                               Advisory Capital Strategies                                     Senior Vice President - Corporate Tax
                               Group Inc.

                               Advisory Convertible Arbitrage                                  Senior Vice President - Corporate Tax
                               LLC

                               American Centurion Life                                         Senior Vice President - Corporate Tax
                               Assurance Company

                               American Enterprise Investment                                  Senior Vice President - Corporate Tax
                               Services Inc

                               American Enterprise Life                                        Senior Vice President - Corporate Tax
                               Insurance Company

                               American Enterprise REO 1 LLC                                   Senior Vice President - Corporate Tax

                               American Express Asset                                          Senior Vice President - Corporate Tax
                               Management International Inc

                               American Express Financial                                      Senior Vice President - Corporate Tax
                               Advisors Japan Inc.

                               American Express Insurance                                      Senior Vice President - Corporate Tax
                               Agency of Alabama Inc.

                               American Express Insurance                                      Senior Vice President - Corporate Tax
                               Agency of Arizona Inc.

                               American Express Insurance                                      Senior Vice President - Corporate Tax
                               Agency of Idaho Inc.

                               American Express Insurance                                      Senior Vice President - Corporate Tax
                               Agency of Maryland Inc.

                               American Express Insurance                                      Senior Vice President - Corporate Tax
                               Agency of Massachusetts Inc.

                               American Express Insurance                                      Senior Vice President - Corporate Tax
                               Agency of Nevada Inc.

                               American Express Insurance                                      Senior Vice President - Corporate Tax
                               Agency of New Mexico Inc

                               American Express Insurance                                      Senior Vice President - Corporate Tax
                               Agency of Oklahoma Inc.

                               American Express Insurance                                      Senior Vice President - Corporate Tax
                               Agency of Wyoming Inc.

                               American Express Property                                       Senior Vice President - Corporate Tax
                               Casualty Insurance Agency of
                               Kentucky Inc.

                               American Express Property                                       Senior Vice President - Corporate Tax
                               Casualty Insurance Agency of
                               Maryland Inc.

                               American Express Property                                       Senior Vice President - Corporate Tax
                               Casualty Insurance Agency of
                               Pennsylvania Inc.

                               American Partners Life                                          Senior Vice President - Corporate Tax
                               Insurance Company

                               Ameriprise Financial Services                                   Senior Vice President - Corporate Tax
                               Inc.

                               AMEX Assurance Company                                          Senior Vice President - Corporate Tax

                               Boston Equity General Partner LLC                               Senior Vice President - Corporate Tax

                               IDS Cable Corporation                                           Senior Vice President - Corporate Tax

                               IDS Cable II Corporation                                        Senior Vice President - Corporate Tax

                               IDS Capital Holdings Inc.                                       Senior Vice President - Corporate Tax

                               IDS Futures Corporation                                         Senior Vice President - Corporate Tax

                               IDS Life Insurance Company                                      Senior Vice President - Corporate Tax

                               IDS Life Insurance Company of                                   Senior Vice President - Corporate Tax
                               New York

                               IDS Management Corporation                                      Senior Vice President - Corporate Tax

                               IDS Property Casualty Insurance                                 Senior Vice President - Corporate Tax
                               Company

                               IDS Realty Corporation                                          Senior Vice President - Corporate Tax

                               IDS REO 1 LLC                                                   Senior Vice President - Corporate Tax

                               IDS REO 2 LLC                                                   Senior Vice President - Corporate Tax

                               RiverSource Investments LLC                                     Senior Vice President - Corporate Tax

                               RiverSource Service Corporation                                 Senior Vice President - Corporate Tax

                               Riversource Tax Advantaged                                      Senior Vice President - Corporate Tax
                               Investments Inc.

Kenneth J. Ciak                AMEX Assurance Company                                          Director, President and Chief
Vice President and General                                                                     Executive Officer
Manager - IDS Property
Casualty                       Ameriprise Financial                                            Vice President and General
                               Services Inc.                                                   Manager - IDS Property
                                                                                               Casualty

                               Ameriprise Insurance Company                                    Director

                               Ameriprise Auto & Home                                          Director, President and Chief
                               Insurance                                                       Executive Officer
                               of Kentucky Inc.

                               Ameriprise Auto & Home                                          Director, President and Chief
                               Insurance                                                       Executive Officer
                               of Maryland Inc.

                               Ameriprise Auto & Home                                          Director, President and Chief
                               Insurance                                                       Executive Officer
                               of Pennsylvania Inc.

                               AMEX Assurance Company                                          Director

                               IDS Property Casualty              1 WEG Blvd.                  Director, President and Chief
                               Insurance Company                  DePere, WI 54115             Executive Officer

Paul A. Connolly               Ameriprise Financial                                            Vice President - RL HR/US Retail
Vice President - Retail        Services Inc.
Distribution Services

James M. Cracchiolo            Ameriprise Financial                                            Director, Chairman of the Board,
Director, Chairman of          Services Inc.                                                   President and Chief Executive Officer
the Board, President and
Chief Executive Officer        Threadneedle Asset                                              Director and Chairman of the Board
                               Management Holdings LTD

Colleen Curran                 Ameriprise Financial                                            Vice President and
Vice President and Assistant   Services Inc.                                                   Assistant General Counsel
General Counsel

Luz Maria Davis                Ameriprise Financial                                            Vice President - Employee
Vice President -               Services Inc.                                                   Communications
Communications

Paul James Dolan               Ameriprise Financial                                            Vice President - CAO Product Sales
Vice President -               Services Inc.
CAO Product Sales

William V. Elliott             Ameriprise Financial                                            Vice President - Financial
Vice President - Financial     Services Inc.                                                   Planning and Advice
Planning and Advice

William J. Emptage            Ameriprise Financial                                            Vice President - Strategic
Vice President - Strategic    Services Inc.                                                   Planning and Advice
Planning & Advice

Benjamin R. Field              Ameriprise Financial                                            Vice President - Finance Education &
Vice President - Finance       Services Inc.                                                   Planning Services
Education & Planning
Services

Gordon M. Fines                RiverSource Investments, LLC                                    Vice President - Senior Portfolio
Vice President - Financial                                                                     Manager
Education & Planning
Services                       Ameriprise Financial                                            Vice President - Senior
                               Services Inc.                                                   Portfolio Manager I

Giunero Floro                  Ameriprise Financial Services                                   Vice President - Creative Services
Vice President - Creative      Inc.
Services

Terrence J. Flynn              Ameriprise Financial Services Inc.                              Vice President - Brokerage
Vice President - Brokerage                                                                     Clearing Operations
Clearing Operations
                               American Enterprise                                             President and Chief Executive Officer
                               Investment Services Inc.

                               RiverSource                                                     Director and Senior Vice President -
                               Service Corporation                                             Clearing Operations

Jeffery P. Fox                 Ameriprise Financial                                            Vice President - Investment
Vice President -               Services Inc.                                                   Accounting
Investment Accounting

Laura C. Gagnon                Ameriprise Financial Services Inc.                              Vice President - Investor Relations
Vice President - Investor
Relations

Peter A. Gallus                Advisory Capital Strategies                                     Director, President, Chief Operating
Vice President - Investment    Group Inc.                                                      Officer and Chief Compliance Officer
Administration
                               Advisory Capital Partners LLC                                   President, Chief Operating Officer
                                                                                               and Chief Compliance Officer
                               Advisory Convertible
                               Arbitrage LLC                                                   President, Chief Operating Officer
                                                                                               and Chief Compliance Officer

                               Advisory Select LLC                                             Vice President and Chief
                                                                                               Compliance Officer

                               Ameriprise Financial                                            Vice President - CAO
                               Services Inc.                                                   Investment Management

                               RiverSource Investments, LLC                                    Senior Vice President, Chief
                                                                                               Operating Officer and Assistant
                                                                                               Treasurer

                               American Express Asset                                          Assistant Treasurer
                               Management International, Inc.

                               Boston Equity General                                           President, Chief Operating Officer
                               Partner LLC                                                     and Chief Compliance Officer

                               Kenwood Capital Management LLC                                  Manager

                               IDS Capital Holdings Inc.                                       Vice President and Controller

Michael R. Greene
Vice President -
Compliance/Legal/Regulatory
Project Management Office

Steven Guida                   RiverSource                                                     Director
Vice President - New           Service Corporation
Business and Service
                               Ameriprise Financial                                            Vice President - New
                               Services Inc.                                                   Business and Service

                               American Express Insurance                                      Vice President
                               Agency of Massachusetts Inc.

Ira D. Hall
Director

Teresa A. Hanratty             Ameriprise Financial                                            Senior Vice
Senior Vice President -        Services Inc.                                                   President - Field
Field Management                                                                               Management

Lorraine R. Hart               AMEX Assurance Company                                          Vice President -
Vice President - Fixed                                                                         Investments
Income Investment
Administration Officer         American Centurion Life            20 Madison Ave. Extension    Vice President - Investments
                               Assurance Company                  P.O. Box 5555
                                                                  Albany, NY 12205-0555

                               RiverSource Tax Advantaged                                      Director, President and Chief
                               Investments                                                     Executive Officer

                               American Enterprise Life           829 Ameriprise               Vice President - Investments
                               Insurance Company                  Financial Center
                                                                  Minneapolis, MN 55474

                               American Enterprise                829 Ameriprise               Vice President
                               REO 1, LLC                         Financial Center
                                                                  Minneapolis, MN 55474

                               Ameriprise                                                      Vice President - Investments
                               Certificate Company

                               American Express International                                  Vice President - Investments
                               Deposit Company

                               Ameriprise Financial                                            Vice President - Fixed Income
                               Services Inc.                                                   Investment Administration Officer

                               American Partners Life             1751 Ameriprise              Vice President - Investments
                               Insurance Company                  Financial Center
                                                                  Minneapolis, MN 55474

                               IDS Life Insurance Company                                      Vice President - Investments

                               IDS Life Insurance Company         P.O. Box 5144                Vice President - Investments
                               of New York                        Albany, NY 12205

                               IDS Property Casualty              1 WEG Blvd.                  Vice President - Investments
                               Insurance Company                  DePere, WI 54115

                               IDS REO 1, LLC                                                  Vice President

                               IDS REO 2, LLC                                                  Vice President

                               Investors Syndicate                                             Director and Vice
                               Development Corp.                                               President - Investments

Janis K. Heaney                Ameriprise Financial                                            Vice President - Incentive
Vice President - Incentive     Services Inc.                                                   Management
Management

Brian M. Heath                 Ameriprise Financial                                            Director and Vice President - U.S.
President - U.S.               Services Inc.                                                   Advisor Group
Advisor Group

Nancy R. Hughes                American Centurion Life                                         Assistant Vice President
Assistant Vice President       Assurance Company

                               American Enterprise Life                                        Assistant Vice President
                               Insurance Company

                               American Enterprise REO 1 LLC                                   Assistant Vice President

                               Ameriprise Certificate                                          Assistant Vice President
                               Company

                               American Partners Life                                          Assistant Vice President
                               Insurance Company

                               IDS Life Insurance Company                                      Assistant Vice President

                               IDS Life Insurance Company                                      Assistant Vice President
                               of New York

                               IDS REO 1 LLC                                                   Assistant Vice President

                               IDS REO 2 LLC                                                   Assistant Vice President

Kelli A. Hunter                Ameriprise Financial                                            Executive Vice President -
Executive Vice President -     Services Inc.                                                   Human Resources
Human Resources

Debra A. Hutchinson            Ameriprise Financial                                            Vice President - Technologies I
Vice President -               Services Inc.
Technologies I

James M. Jensen                Ameriprise Financial                                            Vice President - Compensation
Vice President - Advice and    Services Inc.                                                   and Licensing Services
Retail Distribution Group,
Product, Compensation and      American Express Insurance                                      Director, Vice President
Field Administration           Agency of Alabama Inc.

                               American Express Insurance                                      Director, Vice President
                               Agency of Arizona Inc.

                               American Express Insurance                                      Director, Vice President
                               Agency of Idaho Inc.

                               American Express Insurance                                      Director, Vice President
                               Agency of Maryland Inc.

                               American Express Insurance                                      Director, Vice President
                               Agency of Massachusetts Inc.

                               American Express Insurance                                      Director, Vice President
                               Agency of Nevada Inc.

                               American Express Insurance                                      Director, Vice President
                               Agency of New Mexico Inc.

                               American Express Insurance                                      Director, Vice President
                               Agency of Oklahoma Inc.

                               American Express Insurance                                      Director, Vice President
                               Agency of Wyoming Inc.

Amy K. Johnson
Vice President - Operations
and Compliance

Paul R. Johnston               American Centurion Life                                         Secretary
Assistant Secretary            Assurance Company

                               American Enterprise                                             Secretary
                               Investment Services Inc.

                               American Enterprise Life                                        Secretary
                               Insurance Company

                               American Enterprise REO 1, LLC                                  Secretary

                               RiverSource                                                     Secretary
                               Investments, LLC

                               American Express Asset Management                               Secretary
                               International, Inc.

                               RiverSource                                                     Secretary
                               Service Corporation

                               RiverSource Tax Advantaged                                      Secretary
                               Investments

                               Ameriprise Financial                                            Secretary
                               Services Inc.

                               American Express                                                Secretary
                               Financial Advisors Japan Inc.

                               American Express Insurance                                      Secretary
                               Agency of Alabama Inc.

                               American Express Insurance                                      Secretary
                               Agency of Arizona Inc.

                               American Express Insurance                                      Secretary
                               Agency of Idaho Inc.

                               American Express Insurance                                      Secretary
                               Agency of Maryland Inc.

                               American Express Insurance                                      Secretary
                               Agency of Massachusetts Inc.

                               American Express Insurance                                      Secretary
                               Agency of Nevada Inc.

                               American Express Insurance                                      Secretary
                               Agency of New Mexico Inc.

                               American Express Insurance                                      Secretary
                               Agency of Oklahoma Inc.

                               American Express Insurance                                      Secretary
                               Agency of Wyoming Inc.

                               Ameriprise Auto & Home                                           Secretary
                               Insurance

                               Ameriprise Auto & Home                                          Secretary
                               Insurance
                               of Kentucky, Inc.

                               Ameriprise Auto & Home                                          Secretary
                               Insurance
                               of Maryland, Inc.

                               Ameriprise Auto & Home                                          Secretary
                               Insurance
                               of Pennsylvania, Inc.

                               Ameriprise Insurance Company                                    Director

                               Ameriprise Trust Company                                        Secretary

                               American Partners Life                                          Assistant General Counsel
                               Insurance Company                                               and Secretary

                               AMEX Assurance Company                                          Director, General Counsel and
                                                                                               Secretary

                               IDS Cable Corporation                                           Vice President and Secretary

                               IDS Cable II Corporation                                        Vice President and Secretary

                               IDS Capital Holdings Inc.                                       Secretary

                               IDS Life Insurance Company                                      Assistant General Counsel
                                                                                               and Secretary

                               IDS Life Insurance Company                                      Secretary
                               of New York

                               IDS Management Corporation                                      Vice President and Secretary

                               IDS Partnership Services                                        Vice President and Secretary
                               Corporation

                               IDS Property Casualty                                           Director, Vice President,
                               Insurance Company                                               General Counsel and Secretary

                               IDS Realty Corporation                                          Vice President and Secretary

                               IDS REO 1, LLC                                                  Secretary

                               IDS REO 2, LLC                                                  Secretary

                               Investors Syndicate                                             Secretary
                               Development Corp.

Nancy E. Jones                 Ameriprise Financial                                            Vice President - Advisor
Vice President - Advisor       Services Inc.                                                   Marketing
Marketing

William A. Jones               Ameriprise Financial                                            Vice President - Technologies III
Vice President -               Services Inc.
Technologies III

John C. Junek                  Ameriprise Financial                                            Senior Vice President and
Executive Vice President,      Services Inc.                                                   General Counsel
General Counsel and
Secretary

Ora J. Kaine                   Ameriprise Financial                                            Vice President - Retail
Vice President - Retail        Services Inc.                                                   Distribution Services
Distribution Services

Michelle M. Keeley             AMEX Assurance Company                                          Vice President-Investments
Senior Vice President -
Fixed Income                   American Centurion Life                                         Vice President-Investments
                               Assurance Company

                               American Enterprise Life                                        Vice President-Investments
                               Insurance Company

                               RiverSource                                                     Director and Senior Vice
                               Investments, LLC                                                President - Fixed Income

                               American Express                                                Director
                               Asset Management
                               International Inc.

                               Ameriprise                                                      Vice President-Investments
                               Certificate Company

                               Ameriprise Financial                                            Senior Vice President-Fixed Income
                               Services Inc.

                               American Partners Life                                          Vice President-Investments
                               Insurance Company

                               IDS Life Insurance Company                                      Vice President-Investments

                               IDS Life Insurance Company                                      Vice President-Investments
                               of New York

                               Kenwood Capital Management LLC                                  Manager

Claire Kolmodin                Ameriprise Financial                                            Vice President - Strategic
Vice President - Strategic     Services Inc.                                                   Initiatives
Initiatives

Lori J. Larson                 Ameriprise Financial                                            Vice President - Advisor
Vice President - Advisor       Services Inc.                                                   Field Force Growth &
Field Force Growth &                                                                           Retention
Retention

Daniel E. Laufenberg           Ameriprise Financial                                            Vice President - Chief U.S.
Vice President and Chief       Services Inc.                                                   Economist
U.S. Economist

Jane W. Lee                    Ameriprise Financial                                            Vice President and General
Vice President and General     Services Inc.                                                   Manager Platinum
Manager Platinum Financial                                                                     Financial Services
Services

W. Walker Lewis
Director

Catherine M. Libbe             Ameriprise Financial                                            Vice President - Marketing &
Vice President -               Services Inc.                                                   Product Retirement Services
Marketing & Product
Retirement Services

Diane D. Lyngstad              Ameriprise Financial                                            Chief Financial Officer and Vice
Vice President - Comp          Services Inc.                                                   President - Comp and Licensing
Services
and Licensing Services
                               RiverSource                                                     Director, Vice President and
                               Service Corporation                                             Chief Financial Officer

Andrew J. MacMillan            Ameriprise Financial                                            Senior Vice President
Senior Vice President          Services Inc.                                                   Corporate Communications
Corporate Communications                                                                       & Government Affairs
& Government Affairs

Siri S. Marshall
Director

Timothy J. Masek               Ameriprise Financial                                            Vice President - Fixed Income
Vice President - Fixed         Services Inc.                                                   Research
Income Research

Brian J. McGrane               Ameriprise Financial                                            Vice President and Lead Financial
Senior Vice President and      Services Inc.                                                   Officer Finance
Lead Financial Officer
                               Advisory Capital Partners LLC                                   Vice President and Chief Financial
                                                                                               Officer

                               Advisory Capital                                                Vice President and Chief Financial
                               Strategies Group Inc.                                           Officer

                               Advisory Convertible                                            Vice President and Chief Financial
                               Arbitrage LLC                                                   Officer

                               Advisory Select LLC                                             Vice President and Chief Financial
                                                                                               Officer

                               American Enterprise Life                                        Director, Executive Vice President
                               Life Insurance Company                                          and Chief Financial Officer

                               RiverSource                                                     Vice President and Chief Financial
                               Investments, LLC                                                Officer

                               American Express Asset                                          Vice President and Chief Financial
                               Management International Inc.                                   Officer

                               Ameriprise                                                      Vice President and Chief Financial
                               Certificate Company                                             Officer

                               Ameriprise Trust Company                                        Director

                               Boston Equity General                                           Vice President and Chief Financial
                               Partner LLC                                                     Officer

                               IDS Life Insurance Company                                      Director, Executive Vice President
                                                                                               and Chief Financial Officer

Sarah M. McKenzie              Ameriprise Financial                                            Vice President -
Vice President -               Services Inc.                                                   Managed and Brokerage Products
Managed and Brokerage
Products

Penny J. Meier                 Ameriprise Financial                                            Vice President - Business
Vice President - Business      Services Inc.                                                   Transformation/Six Sigma
Transformation/Six Sigma

Paula R. Meyer                 Ameriprise Financial                                            Senior Vice President and General
Senior Vice President          Services Inc.                                                   Manager - Mutual Funds
- Mutual Funds
                               Ameriprise Certificate                                          Director, President and
                               Company                                                         Chief Executive Officer

                               American Express                                                Director and President
                               International Deposit
                               Company

                               Ameriprise Trust Company                                        Director

                               Investors Syndicate                                             Director, President and Chief
                               Development Corp.                                               Executive Officer

                               RiverSource Service Corporation                                 Senior Vice President

Rebecca A. Nash                Ameriprise Financial                                            Vice President -
Vice President -               Services Inc.                                                   Service Operations
Service Operations
                               AMEX Assurance Company                                          Vice President -
                                                                                               Insurance

                               IDS Property Casualty                                           Vice President -
                               Insurance Company                                               Insurance

Jeffrey Noddle
Director

Francois B. Odouard            Ameriprise Financial                                            Vice President - Brokerage
Vice President -               Services Inc.
Brokerage

Michael J. O'Keefe             Ameriprise Financial                                            Vice President - Advisory
Vice President - Advisory      Services Inc.                                                   Business Systems
Business Systems

Benji Orr                      Advisory Capital Partners LLC                                   Deputy Money Laundering
Deputy Money                                                                                   Prevention Officer
Laundering
Prevention Officer             Advisory Capital Strategies Group                               Deputy Money Laundering
                               Inc.                                                            Prevention Officer

                               Advisory Convertible Arbitrage                                  Deputy Money Laundering
                               LLC
                                                                                               Prevention Officer

                               Advisory Select LLC                                             Deputy Money Laundering
                                                                                               Prevention Officer

                               American Enterprise Life                                        Deputy Money Laundering
                               Insurance Company                                               Prevention Officer

                               American Enterprise Investment                                  Deputy Money Laundering
                               Services Inc                                                    Prevention Officer

                               American Enterprise REO 1 LLC                                   Deputy Money Laundering
                                                                                               Prevention Officer

                               American Express Asset Management                               Deputy Money Laundering
                               International Inc.                                              Prevention Officer

                               RiverSource Tax Advantaged                                      Deputy Money Laundering
                               Investments                                                     Prevention Officer

                               American Express Insurance Agency                               Deputy Money Laundering
                               of Arizona Inc.                                                 Prevention Officer

                               American Express Insurance Agency                               Deputy Money Laundering
                               of Idaho Inc.                                                   Prevention Officer

                               American Express Insurance Agency                               Deputy Money Laundering
                               of Maryland Inc.                                                Prevention Officer

                               American Express Insurance Agency                               Deputy Money Laundering
                               of Massachusetts Inc.                                           Prevention Officer

                               American Express Insurance Agency                               Deputy Money Laundering
                               of Nevada Inc.                                                  Prevention Officer

                               American Express Insurance Agency                               Deputy Money Laundering
                               of New Mexico Inc.                                              Prevention Officer

                               American Express Insurance Agency                               Deputy Money Laundering
                               of Oklahoma Inc.                                                Prevention Officer

                               American Express Insurance Agency                               Deputy Money Laundering
                               of Texas Inc.                                                   Prevention Officer

                               American Express Insurance Agency                               Deputy Money Laundering
                               of Wyoming Inc.                                                 Prevention Officer

                               Ameriprise Auto & Home Insurance                                Deputy Money Laundering
                                                                                               Prevention Officer

                               Ameriprise Certificate Company                                  Deputy Money Laundering
                                                                                               Prevention Officer

                               Ameriprise Financial Services,                                  Deputy Money Laundering
                               Inc.                                                            Prevention Officer

                               Boston Equity General Partner LLC                               Deputy Money Laundering
                                                                                               Prevention Officer

                               IDS Capital Holdings Inc.                                       Deputy Money Laundering
                                                                                               Prevention Officer

                               IDS Life Insurance Company                                      Deputy Money Laundering
                                                                                               Prevention Officer

                               IDS Management Corporation                                      Deputy Money Laundering
                                                                                               Prevention Officer

                               RiverSource Investments, LLC                                    Deputy Money Laundering
                                                                                               Prevention Officer

                               RiverSource Service Corporation                                 Deputy Money Laundering
                                                                                               Prevention Officer

Douglas J. Parish              Ameriprise Financial                                            General Auditor
General Auditor                Services, Inc.

Richard F. Powers III
Director

Glen Salow
Executive Vice President -
Technology and Operations

H. Jay Sarles
Director

Robert F. Sharpe, Jr.
Director

Paul Pearson
Vice President - SPS
and External Products


Scott R. Plummer               American Centurion Life                                         38a-1 Chief Compliance Officer
Vice President -               Assurance Company
Asset Management
Compliance                     American Enterprise Life                                        38a-1 Chief Compliance Officer
                               Insurance Company

                               Ameriprise Certificate                                          Vice President, General Counsel,
                               Company                                                         Secretary and Chief Compliance
                                                                                               Officer

                               American Partners                                               38a-1 Chief Compliance Officer
                               Life Insurance Company

                               IDS Life Insurance Company                                      38a-1 Chief Compliance Officer

                               IDS Life Insurance Company                                      38a-1 Chief Compliance Officer
                               of New York

Mark A. Riordan                Ameriprise Financial                                            Vice President - Finance
Vice President - Finance       Services Inc.                                                   Emerging Technologies
Emerging Technologies
                               IDS Cable Corporation                                           Director

                               IDS Cable Corporation II                                        Director

Andrew C. Schell               Ameriprise Financial                                            Senior Vice President - Insurance
Vice President - Strategy      Services Inc.                                                   and Annuities
and Planning

Mark E. Schwarzmann            American Enterprise Life                                        Director, Chairman of the Board and
President - Insurance and      Insurance Company                                               Chief Executive Officer
Annuities and Product
Distribution                   Ameriprise Financial                                            Senior Vice President - Insurance
                               Services Inc.                                                   and Annuities

                               American Partners Life                                          Director, Chairman of the Board and
                               Insurance Company                                               Chief Executive Officer

                               IDS Life Insurance Company                                      Director, Chairman of the Board and
                                                                                               Chief Executive Officer

Gary A. Scott                  Ameriprise Financial                                            Vice President - Client Acquisition
Vice President -               Services Inc.                                                   Marketing and Services
Client Acquisition
Marketing and Services

Kim M. Sharan
Executive Vice President
and Chief Marketing Officer

Jacqueline M. Sinjem           Ameriprise Financial                                            Vice President - Plan Sponsor
Vice President - Plan          Services Inc.                                                   Services
Sponsor Services
                               Ameriprise Trust                                                Vice President
                               Company

Bridget M. Sperl               RiverSource                                                     Director, Chairman of the Board;
Senior Vice President -        Service Corporation                                             President and Chief Executive
Client Service
Organization                   Ameriprise Financial                                            Senior Vice President -
                               Services Inc.                                                   Client Service Organization

                               Ameriprise Insurance Company                                    Director

                               IDS Life Insurance Company                                      Executive Vice President -
                                                                                               Client Service

                               IDS Property Casualty                                           Director
                               Insurance Company

Lisa A. Steffes                Ameriprise Financial                                            Vice President - Marketing
Vice President - Marketing     Services Inc.                                                   Officer Development
Officer Development

                               Ameriprise Insurance Company                                    Director

                               AMEX Assurance Company                                          Director

                               IDS Property Casualty              1 WEG Blvd.                  Director
                               Insurance Company                  DePere, WI 54115

David K. Stewart               American Centurion Life                                         Vice President and Controller
Senior Vice President and      Assurance Company
Controller
                               American Enterprise                                             Treasurer
                               Investment Services Inc.

                               American Enterprise Life                                        Vice President and Controller
                               Insurance Company

                               Ameriprise                                                      Vice President, Controller and
                               Certificate Company                                             Chief Accounting Officer

                               Ameriprise Financial                                            Vice President and Controller
                               Services Inc.

                               American Partners Life                                          Vice President and Controller
                               Insurance Company

                               IDS Life Insurance                                              Vice President and Controller
                               Company

                               IDS Life Insurance                                              Vice President and Controller
                               Company of New York

Jeffrey J. Stremcha            Ameriprise Financial                                            Vice President - Technologies I
Vice President -               Services Inc.
Technologies I

John T. Sweeney                American Enterprise Investment                                  Chief Financial Officer
Vice President - Lead          Services, Inc.
Financial Officer -
Products Group                 Ameriprise Financial                                            Vice President, Lead Financial
                               Services Inc.                                                   Officer - Banking, Brokerage
                                                                                               and Managed Products

                               Ameriprise Insurance Company                                    Director

                               AMEX Assurance Company                                          Director

                               IDS Partnership                                                 Director
                               Services Corporation

                               IDS Property Casualty                                           Director
                               Insurance Company

                               IDS Realty Corporation                                          Director

Joseph E. Sweeney              Ameriprise Financial Services Inc.                              Senior Vice President, General
President - Financial                                                                          Manager - U.S. Brokerage and
Planning, Products Services                                                                    Membership Banking

                               American Enterprise Investment                                  Director
                               Services Inc.

William F. "Ted" Truscott      Advisory Capital Strategies                                     Director
President - U.S. Asset         Group Inc.
Management and Chief
Investment Officer             RiverSource                                                     Director, President and Chairman of
                               Investments, LLC                                                the Board and Chief Investment
                                                                                               Officer

                               Ameriprise Financial                                            Senior Vice President and
                               Services Inc.                                                   Chief Investment Officer

                               IDS Capital Holdings Inc.                                       Director and President

                               Kenwood Capital Management LLC                                  Manager

                               Threadneedle Asset Management                                   Director
                               Holdings LTD

George F. Tsafaridis           Ameriprise Financial                                            Vice President - Quality & Service
Vice President -               Services Inc.                                                   Support
Quality & Service Support

William H. Turner
Director

Ramanathan Venkataramana       Ameriprise Financial                                            Vice President - Technologies III
Vice President -               Services Inc.
Technologies III

Peter S. Velardi               Ameriprise Financial                                            Senior Vice President -
Senior Vice President -        Services Inc.                                                   Field Management
Field Management

Andrew O. Washburn             Ameriprise Financial                                            Vice President - Mutual Fund
Vice President -               Services Inc.                                                   Marketing
Marketing

Beth E. Weimer                 Ameriprise Financial                                            Vice President and Chief
Vice President and             Services Inc.                                                   Compliance Officer -
Chief Compliance Officer                                                                       Asset Management and
                                                                                               Insurance

                               American Express Asset                                          Chief Compliance Officer
                               Management International

                               Kenwood Capital                                                 Chief Compliance Officer
                               Management LLC

                               RiverSource Investments LLC                                     Chief Compliance Officer

                               RiverSource                                                     Chief Compliance Officer
                               Service Corporation

Jeffery A. Williams            Ameriprise Financial                                            Senior Vice President -
Senior Vice President -        Services Inc.                                                   Cross-Sell/Strategic
Cross-Sell/Strategic                                                                           Management
Management

William J. Williams            Ameriprise Financial                                            Senior Vice President - Field
Senior Vice President -        Services Inc.                                                   Management
Field
Management

Dianne L. Wilson               Ameriprise Financial                                            Vice President - Insurance
Vice President -               Services Inc.                                                   Operations
Insurance Operations
                               Amex Assurance Company                                          Director and Senior Vice
                                                                                               President

                               Ameriprise Auto & Home                                          Vice President
                               Insurance
                               of Kentucky Inc.

                               Ameriprise Auto & Home                                          Vice President
                               Insurance
                               of Maryland Inc.

                               Ameriprise Auto & Home                                          Vice President
                               Insurance
                               of Pennsylvania Inc.

                               Ameriprise Insurance Company                                    Director

                               IDS Property Casualty Company                                   Director and Senior Vice
                                                                                               President

Michael R. Woodward            Ameriprise Financial                                            Senior Vice President -
Senior Vice President -        Services Inc.                                                   Field Management
Field Management
                               American Centurion Life            20 Madison Ave. Extension    Director
                               Assurance Company                  Albany, NY 12205-0555

                               IDS Life Insurance Company P.O.                                 Director
                               Box 5144
                               of New York Albany, NY 12205

John R. Woener                 Ameriprise Financial                                            Senior Vice President -
Senior Vice President -        Services Inc.                                                   Strategic Planning and
Strategic Planning and                                                                         Business Development
Business Development

* Unless otherwise noted, address is 70100 Ameriprise Financial Center, Minneapolis, MN 55474.

Item 27.      Principal Underwriters

              (a) Not Applicable.
              (b) Not Applicable.
              (c) Not Applicable.

Item 28.      Location of Accounts and Records

              American Express Financial Corporation
              70100 AXP Financial Center
              Minneapolis, MN  55474

Item 29.      Management Services

              Not Applicable.

Item 30.      Undertakings

              Not Applicable.

                                   SIGNATURES

Pursuant to the requirements of the Securities Act and the Investment Company Act, the Registrant, AXP Variable Portfolio - Select Series, Inc., certifies that it meets all of the requirements for the effectiveness of this Amendment to its Registration Statement under Rule 485(b) under the Securities Act and has duly caused this Amendment to its Registration Statement to be signed on its behalf by the undersigned, duly authorized, in the City of Minneapolis and State of Minnesota on the 27th day of February, 2006.


AXP VARIABLE PORTFOLIO-SELECT SERIES, INC.



By /s/   Paula R. Meyer
   ----------------------
         Paula R. Meyer, President



By /s/   Jeffrey P. Fox
   ----------------------
         Jeffrey P. Fox, Treasurer



Pursuant to the requirements of the Securities Act, this Amendment to the Registration Statement has been signed below by the following persons in the capacities indicated on the 27th day of Feb., 2006.


Signature                                            Capacity


/s/  Arne H. Carlson*                                Chair of the Board
---------------------
     Arne H. Carlson

/s/  Kathleen A. Blatz*                              Director
-----------------------
     Kathleen A. Blatz

/s/  Patricia M. Flynn*                              Director
------------------------
     Patricia M. Flynn

/s/  Anne P. Jones*                                  Director
-------------------
     Anne P. Jones

/s/  Jeffrey Laikind*                                Director
---------------------
     Jeffrey Laikind

/s/  Stephen R. Lewis, Jr.*                          Director
-----------------------------
     Stephen R. Lewis, Jr.

/s/  Catherine James Paglia*                         Director
-----------------------------
     Catherine James Paglia

/s/  Alan K. Simpson*                                Director
---------------------
     Alan K. Simpson

/s/  Alison Taunton-Rigby*                           Director
---------------------------
     Alison Taunton-Rigby

/s/  William F. Truscott*                            Director
-------------------------
     William F. Truscott


* Signed pursuant to Directors' Power of Attorney, dated Jan. 11, 2006, filed electronically herewith as Exhibit (q) to Registrant's Post-Effective Amendment No. 3 to Registration Statement No. 333-113780, by:


/s/ Leslie L. Ogg
-----------------
    Leslie L. Ogg

                CONTENTS OF THIS POST-EFFECTIVE AMENDMENT NO. 3
                    TO REGISTRATION STATEMENT NO. 333-113780


This Post-Effective Amendment to the Registration Statement contains the following papers and documents:

The facing sheet.

Part A.

     The prospectus for RiverSource Variable Portfolio - Core Equity Fund. (formerly AXP Variable Portfolio - Core Equity Fund).

Part B.

     Statement of Additional Information.

     Financial Statements.

Part C.

     Other information.

The signatures.